UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LUXFER HOLDINGS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee paid previously with preliminary materials.

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED AUGUST 26, 2026

LUXFER HOLDINGS PLC

Lumns Lane,

Manchester, M27 8LN, United Kingdom

TRANSACTION PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Luxfer Shareholder:

You are cordially invited to attend two meetings of the shareholders of Luxfer Holdings PLC, a public limited company incorporated under the laws of England and Wales (“Luxfer” or the “Company”), which will be held at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) located at 100 Bishopsgate, London EC2N 4AG. The first, a meeting of the holders of ordinary shares, with a par value of £0.50 per share, of the Company (“Company Ordinary Shares” and such holders, the “Company Shareholders”) (and any adjournment or postponement thereof) convened with the permission of the High Court of Justice in England and Wales (the “Court”) (the “Scheme Meeting”), is to be held on [●], 2026 at [●] (UK time), and the second, the general meeting of the Company Shareholders (and any adjournment or postponement thereof), is to be held on [●], 2026 at [●] (UK time) (the “Company GM” and together with the Scheme Meeting, the “Meetings”), or, if the Scheme Meeting has not concluded by [●], at [●] (UK time), as soon as possible after the conclusion of the Scheme Meeting.

As previously announced, on July 26, 2026, Double Eagle Acquisition Buyer, Inc., a Delaware corporation (the “Buyer”), entered into a Transaction Agreement (the “Transaction Agreement”) with Luxfer pursuant to which Buyer will acquire the entire issued share capital of Luxfer (the “Transaction”), pursuant to a court sanctioned English law scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme of Arrangement”). Buyer is a newly formed holding company owned by funds managed by Wynnchurch Capital, L.P. (“Wynnchurch”).

The Transaction Agreement provides for the implementation of the Scheme of Arrangement pursuant to which Buyer will acquire all of Luxfer’s issued share capital then outstanding as of the time that a Court order sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies in England and Wales (the “Effective Time”). At the Effective Time, all of the Company Ordinary Shares then outstanding will be transferred from the Company Shareholders to Buyer, and the Company Shareholders will be entitled, pursuant to and in accordance with the terms of the Scheme of Arrangement, to receive $17.37 in cash per Company Ordinary Share (the “Consideration”).

At the Scheme Meeting you are being asked to consider and, if thought fit, vote on a proposal to approve the Scheme of Arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court at the Scheme Meeting (the “Scheme Proposal”).

At the Company GM, you are being asked to consider and vote on proposals (i) authorizing the Board of Directors of the Company (the “Company Board”) to take all actions as it considers necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and to amend the Company’s articles of association, as amended (the “Company Articles of Association”) for purposes thereof so that any Company Ordinary Shares that are issued on or after the Voting Record Time (as defined below) to persons other than Buyer (or its nominee(s)) will either be subject to the terms of the Scheme of Arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the Consideration (the “Scheme Implementation and Articles Amendment Proposal”) and (ii) approving, on a non-binding, advisory basis, the golden parachute compensation that may become payable to the Company’s named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of the accompanying proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” (the “Compensation Proposal”). More information about the transaction and the proposals is contained in the accompanying proxy statement. We urge all Company Shareholders to read the accompanying proxy statement, including the annexes and the documents incorporated by reference therein, carefully and in their entirety.

The Company Board, after considering the factors more fully described in the accompanying proxy statement, has: (i) approved and declared the Transaction Agreement, and the transactions contemplated thereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby fair to and in the best interests of the Company and the Company Shareholders, as a whole, (ii) declared that it is advisable and in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein, (iii) directed that an application be made to the Court to seek directions relating to the Scheme of Arrangement, and (iv) resolved to recommend, subject to the terms and conditions of the Transaction Agreement, that the Company Shareholders vote in favor of the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal.

The Company Board recommends that the Company Shareholders vote “FOR” the approval of all proposals presented in the accompanying proxy statement.

The Scheme Proposal must be approved by a majority in number of the Scheme Shareholders (as defined in the proxy statement) present and voting at the Scheme Meeting representing at least 75% in value of the Scheme Shares (as defined in the proxy statement) in respect of which a vote has been cast. The Scheme Implementation and Articles Amendment Proposal requires at least 75% of the votes cast at the Company GM to be voted in favor thereof, whereas the Compensation Proposal requires not less than 50% of the votes cast by Company Shareholders present and voting to be voted in favor thereof.

Certain executive officers of the Company, solely in their capacity as Company Shareholders, have entered into a voting agreement with Buyer (collectively, the “Voting Agreements”), pursuant to which, among other things, subject to the terms and conditions set forth therein, such Company Shareholders will support the Transaction and the transactions contemplated thereby, including by voting their Company Ordinary Shares in favor of the Scheme of Arrangement at the Scheme Meeting and the Scheme Implementation and Articles Amendment Proposal at the Company GM. As of the date of the accompanying proxy statement, the executive officers that entered into the Voting Agreements collectively owned approximately 1.1% of the outstanding Company Ordinary Shares.

In considering the recommendation of the Company Board, you should be aware that certain directors and executive officers of the Company may have interests in the Transaction that are in addition to, or different from, any interests they might have as Company Shareholders. See “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54 of the accompanying proxy statement for more information.

The accompanying proxy statement provides detailed information about the Meetings, the Transaction Agreement and the Transaction. A copy of the Transaction Agreement is attached as Annex A to the accompanying proxy statement and the Scheme of Arrangement is attached as Exhibit A to the Transaction Agreement.

Beneficial Owners

Shareholders who beneficially own Company Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and/or whose interests in Company Ordinary Shares are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders.” Beneficial holders as of [●] (UK time) on [●], 2026 (the “Beneficial Holder Record Time”) will be entitled to direct their brokers, banks, trustees or other nominees how to vote such beneficially held shares at the Meetings. Because the accompanying proxy statement relates to two separate Meetings, beneficial holders will receive voting instructions applicable to the Company GM and Scheme Meeting from their broker, bank, trustee or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or nominee to vote their beneficially held Company Ordinary Shares. Please note that beneficial holders of Company Ordinary Shares held through a broker, bank, trustee or other nominee may be required to submit voting instructions to their applicable broker, bank, trustee or nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trustee or other nominee.

Shareholders of Record

Company Shareholders of record whose names appear on the register of Luxfer as of [●] (UK time) on the date which is two (2) Business Days prior to the Scheme Meeting or any adjournment or postponement of the Scheme Meeting (as the case may be) (the “Voting Record Time”) are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings. As used herein, “Business Day” means any day (excluding any Saturday or Sunday or public or bank holiday) on which banks are generally open for normal banking business in New York, NY, United States and London, United Kingdom. Shareholders of record are receiving one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a form of proxy with instructions for voting at the Company GM. You are encouraged to submit a form of proxy (or vote over the internet at [●] following the instructions in the forms of proxy) for each of the Scheme Meeting and the Company GM as soon as possible.

Your vote is very important. Please vote as soon as possible, whether or not you plan to attend the Meetings, by following the instructions in the accompanying proxy statement.

Subject to the approvals of the Scheme Proposal at the Scheme Meeting and the Scheme Implementation and Articles Amendment Proposal at the Company GM and the satisfaction of the other conditions to the completion of the Transaction, it is anticipated that the Court hearing of the application to sanction the Scheme of Arrangement (the “Court Hearing”) will take place as described below. For a list of important dates related to the Court Hearing and the Meetings, please see the “Proposed Timetable of Principal Events” in the Summary section of the accompanying proxy statement.

Company Shareholders are entitled to attend, speak and vote at the Court Hearing, either in person or by proxy, to support or oppose the sanctioning of the Scheme of Arrangement. The Company will disclose the date of the Court Hearing by public announcement and SEC filing in due course.

Thank you for being a Luxfer shareholder. We look forward to seeing you at the Meetings.

Sincerely,

Patrick K. Mullen

Board Chair

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Transaction or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated [●], 2026, and together with the enclosed forms of proxy cards, is first being mailed on or about [●], 2026.

ADDITIONAL INFORMATION

The accompanying proxy statement incorporates by reference important business and financial information about Luxfer from documents that are not included in or delivered with the proxy statement. This information is available to you without charge upon your written or oral request. The documents incorporated by reference will not be provided to you unless they are requested by you. You can obtain the documents incorporated by reference in the proxy statement by requesting them in writing, by telephone or by visiting the investor relations website as follows:

Luxfer Holdings PLC

3016 Kansas Avenue, Riverside, California 92507, USA

Attention: Investor Relations

Email: Investor.Relations@Luxfer.com

Phone: +1 (414)-269-2419

In addition, if you have questions about the Transaction or the Meetings, or if you need to obtain copies of the accompanying proxy statement, forms of proxy or other documents incorporated by reference in the proxy statement, you may contact Luxfer’s proxy solicitation firm listed below. You will not be charged for any of the documents you request.

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, NY 10110

Shareholders may call toll-free: +1 (877) 687-1874

Banks and Brokers may call collect: +1 (212) 750-5833

If you would like to request documents, please do so by [●] (UK time) on [●], 2026 in order to ensure timely delivery of the documents before the Meetings.

For a more detailed description of the information incorporated by reference in the accompanying proxy statement and how you may obtain it, see “Where You Can Find More Information” beginning on page 106 of the accompanying proxy statement.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED AUGUST 26, 2026

LUXFER HOLDINGS PLC

Lumns Lane,

Manchester, M27 8LN, United Kingdom

NOTICE OF COURT MEETING OF SCHEME SHAREHOLDERS

IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD)	File No. [CR-2026-005915]

IN THE MATTER OF LUXFER HOLDINGS PLC

– and –

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that, by an order dated [●], 2026, made in the above matters, the High Court of Justice of England and Wales (the “Court”) has given permission for a meeting (the “Scheme Meeting”) to be convened of the holders of Scheme Shares as at the Voting Record Time (each such term having the meaning given to it in the Scheme (as defined below), and such holders, “Scheme Shareholders”) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between Luxfer Holdings PLC (“Luxfer”) and the Scheme Shareholders (the “Scheme” or the “Scheme of Arrangement”) and that the Scheme Meeting will be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG on [●], 2026, at [●] (UK time), at which time and place all Scheme Shareholders are requested to attend (in person or by proxy).

A copy of the Scheme and a copy of the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the proxy statement of which this Notice forms a part (the “proxy statement”).

By the said order, the Court has appointed Patrick K. Mullen, or failing him, any director of Luxfer to act as Chair of the Scheme Meeting and has directed the Chair to report the result of the Scheme Meeting to the Court.

The Scheme of Arrangement will be subject to the subsequent sanction of the Court.

Voting on the resolution to approve the Scheme will be by poll, which shall be conducted as the Chair of the Scheme Meeting may determine.

Holders of Scheme Shares entitled to attend and vote at the Scheme Meeting may vote in person at such meeting or they may appoint another person, whether a member of Luxfer or not, as their proxy to attend, speak and vote in their stead at the Scheme Meeting. A holder of Scheme Shares may appoint more than one proxy in relation to the Scheme Meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that holder. A proxy need not be a member of Luxfer, but they must attend the Scheme Meeting to represent you.

Shareholders of Record and Beneficial Holders

Shareholders whose names appear in the register of shareholders of Luxfer are referred to as “shareholders of record.” Shareholders of record as of the Voting Record Time (as defined below) are entitled to attend and vote at the Scheme Meeting or they may appoint another person or persons, whether a shareholder of Luxfer or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Scheme Meeting.

Shareholders who beneficially own Company Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and/or whose interests in Company Ordinary Shares are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders.” Beneficial holders as of the Beneficial Holder Record Time (as defined below) will be entitled to direct their brokers, banks, trustees or other nominees how to vote such beneficially held shares at the Scheme Meeting. Only a broker, bank, trustee or other nominee of a beneficial holder can vote such beneficially held shares and the vote cannot be cast unless such beneficial holder provides instructions to such broker, bank, trustee or other nominee, or obtains a legal proxy from such broker, bank, trustee or other nominee, which entitles such beneficial holder to vote such shares as a proxy for the shareholder of record.

All shareholders of record as of [●] (UK time) on [●], 2026 will receive this Notice. Beneficial holders will receive voting instructions from their broker, bank, trustee or other nominee for the Scheme Meeting.

Right to Appoint a Proxy; Procedure for Appointment

A form of proxy for use at the Scheme Meeting is being mailed to shareholders of record. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form. Shareholders of record may also vote over the internet at [●]. A form of proxy duly completed and signed, together with any power of attorney, if any, under which it is signed, should be returned in accordance with the instructions set out in the form as promptly as possible and no later than [●] (UK time) on [●], 2026.

Completion and return of a form of proxy will not preclude a shareholder of record as of the Voting Record Time from attending the Scheme Meeting, or any adjournment or postponement thereof, if that shareholder wishes to do so.

Beneficial holders will receive voting instructions from their broker, bank, trustee or other nominee for the Scheme Meeting. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or other nominee to vote their beneficially held shares. Please note that beneficial holders of shares through a broker, bank, trustee or other nominee may be required to submit voting instructions to their applicable broker, bank, trustee or other nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trustee or other nominee.

If the form of proxy is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, or if no directions are given, it will be voted at the discretion of the individuals referred to on the form of proxy or any other person duly appointed as proxy by the shareholder. Where the chairman of the Scheme Meeting is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

In the case of a corporation, the form of proxy must be signed by a duly authorized officer, giving full title as such.

Voting Record Time

Entitlement to attend and vote at the Scheme Meeting, and the number of votes that may be cast thereat, will be determined by reference to the register of members of the Company at [●] (UK time) on [●], 2026 or, if the Scheme Meeting is adjourned, [●] (UK time) on the day which is two days (excluding non-working days in the United Kingdom) before the day of such adjourned meeting (the “Voting Record Time”). In each case, changes to the register of members of the Company after such time shall be disregarded for these purposes.

Beneficial Holder Record Time

Only beneficial holders as of [●] (UK time) on [●], 2026 (the “Beneficial Holder Record Time”) will be entitled to direct their brokers, banks, trustees or other nominees how to vote such beneficially held shares at the Scheme Meeting.

Joint Holders

In the case of joint holders of Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Luxfer in respect of the relevant joint holding (the first being the most senior).

YOUR VOTE IS IMPORTANT

YOU ARE ENCOURAGED TO VOTE AT THE SCHEME MEETING. IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE SCHEME MEETING (IN PERSON OR BY PROXY) SO THAT THE COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF SHAREHOLDER OPINION.

TO ENSURE YOUR REPRESENTATION AT THE SCHEME MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE FORM OF PROXY FOR THE SCHEME MEETING AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS PROVIDED IN THE FORM OF PROXY. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE SCHEME MEETING, YOU MAY VOTE DURING THE MEETING EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

Dated [●], 2026

Fried, Frank, Harris, Shriver & Jacobson (London) LLP

100 Bishopsgate

London EC2N 4AG

Solicitors for Luxfer Holdings PLC

Notes:

1.	Any person to whom this notice is sent who is nominated under section 146 of the Companies Act to enjoy information rights (a “Nominated Person”) may, under an agreement between him/her and the member by whom he/she was nominated have a right to be appointed (or to have someone else appointed) as a proxy for the Scheme Meeting. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the member as to the exercise of voting rights.

2.	The statement of rights of Scheme Shareholders in relation to the appointment of proxies described in this Notice of Scheme Meeting does not apply to Nominated Persons. Such rights can only be exercised by Scheme Shareholders.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED AUGUST 26, 2026

LUXFER HOLDINGS PLC

Lumns Lane,

Manchester, M27 8LN, United Kingdom

NOTICE OF GENERAL MEETING OF LUXFER HOLDINGS PLC

NOTICE IS HEREBY GIVEN that a General Meeting (the “Company GM”) of Luxfer Holdings PLC (“Luxfer” or the “Company”) will be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG on [●], 2026, at [●] (UK time) (or as soon thereafter as the Scheme Meeting (as defined in the accompanying proxy statement of which this Notice forms part) shall have been concluded or adjourned) for the purposes of considering and, if thought fit, passing the following resolutions in connection with the proposed acquisition by Double Eagle Acquisition Buyer, Inc. (“Buyer”), a newly formed holding company owned by funds managed by Wynnchurch Capital, L.P., of all of the issued share capital of Luxfer pursuant to the terms of a Transaction Agreement and a court-sanctioned English law scheme of arrangement under Part 26 of the Companies Act 2006 (which we refer to as the “Transaction”), one of which is a special resolution and one of which is an ordinary resolution.

SPECIAL RESOLUTION

Amendment of the Articles of Association and General Authorization to Carry Scheme into Effect

(1)	THAT, for the purpose of giving effect to the Scheme of Arrangement dated [●], 2026 between the Company and the holders of Scheme Shares (as defined in such Scheme of Arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this Resolution) between Luxfer and Buyer and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”) or which is otherwise imposed by the Court and is mutually acceptable to the Company and Buyer each acting reasonably and in good faith (the “Scheme”):

(A)	the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate to facilitate the implementation of the Transaction and/or the Scheme of Arrangement; and

(B)	with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 142:

“142. SCHEME OF ARRANGEMENT

142.1 In this article 142 references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares dated [●], 2026 in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this Resolution) between Luxfer and Buyer and which (if required) is approved by the Court or which is otherwise imposed by the Court and is mutually acceptable to the Company and Buyer each acting reasonably and in good faith and save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

142.2 Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues or transfers out of treasury any shares (other than to Buyer Group or its nominee(s)) at or after the date of the adoption of this article 142 but at or before the Scheme Record Time, such shares shall be issued, transferred or registered subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

142.3 Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred out of treasury to any person other than Buyer or such other person as Buyer may nominate (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member) to transfer immediately all of its Post-Scheme Shares free of all liens to Buyer (or its nominee(s)) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, Buyer (or its nominee(s)) shall pay or procure the payment to the New Member of the same Consideration that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

142.4 If, after the Effective Time, the shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of share, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Consideration due to a New Member for each Post-Scheme Share pursuant to Article 142.3 above shall be adjusted by the directors of the Company in such manner as the auditors of the Company or an independent investment bank selected by the Company may determine to be appropriate to provide Buyer and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this Article to shares shall, following such adjustment, be construed accordingly.

142.5 To give effect to any transfer of Post-Scheme Shares required by this article, the Company may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favor of Buyer (or such other person as Buyer may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in Buyer (or such other person as Buyer may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as Buyer may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by Buyer, and the Company may send to the agent any notice, circular, warrant or other document or communication that may otherwise be required to be sent to the New Member as a member of the Company.

142.6 The Company may give good receipt for the Consideration for the Post-Scheme Shares and may register Buyer (or such other person as Buyer may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

142.7 Buyer shall settle (or procure the settlement of) the Consideration within 14 days of the transfer of the Post-Scheme Shares by the New Member to Buyer (or to such other person as Buyer may nominate).

142.8 Notwithstanding any other provision of these Articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to Buyer or such other person as Buyer may nominate pursuant to the Scheme).

142.9 If the Scheme has not become Effective by the date referred to in paragraph 6(b) of the Scheme, this article shall be of no effect.”

Ordinary resolution (non-binding)

Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements

(2)	TO consider and, if thought fit, approve, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, on an advisory, non-binding basis, the compensation that will or may be paid or become payable to Luxfer’s named executive officers that is based on or otherwise relates to the Transaction and the agreements and understandings pursuant to which such compensation may be paid or become payable as more fully described in the accompanying proxy statement of which this notice forms part.

YOUR VOTE IS IMPORTANT

Your vote at the Company GM is very important. You are strongly encouraged to submit proxy appointments and instructions for the Company GM as soon as possible.

You may revoke your proxy or change your vote at any time before it is voted at the Company GM. For specific instructions on voting, please refer to the proxy statement accompanying this Notice of Company GM or the proxy cards and voting instructions included with the proxy voting materials.

By Order of the Board

Benjamin M. Coulson

Corporate Controller & Company Secretary

Registered Office:

Lumns Lane, Manchester M27 8LN, United Kingdom

Luxfer Holdings PLC

Registered in England and Wales with company number 03690830

Notes:

The following notes explain your general rights as a Luxfer ordinary shareholder and your right to attend, speak and vote at the Company GM or to appoint someone else to vote on your behalf.

1.	In order for the special resolution above to be passed, it must be approved by not less than 75% of the votes cast by those present and voting, either in person or by proxy. In order for the ordinary resolution to be passed, it must be approved by a majority of the votes cast by those present and voting, either in person or by proxy.

2.	Approval of the special resolution above is a condition to the consummation of the Transaction, and as such the Scheme will not become effective if the special resolution is not approved at the Company GM. The ordinary resolution is advisory in nature, and as such it will not be binding on Luxfer. Approval of the ordinary resolution is not required in order to complete the Transaction or for the Scheme to become effective.

3.	Luxfer ordinary shareholders are entitled to appoint a proxy to exercise any of their rights to attend and to speak and vote on their behalf at the Company GM. A proxy need not be a member of the Company. A Luxfer ordinary shareholder may appoint more than one proxy in relation to the Company GM provided that each proxy is entitled to exercise the rights attached to a different share or shares held by that shareholder.

4.	A form of proxy for use at the Company GM is being mailed to shareholders of record. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form. Shareholders of record may also vote over the internet at [●]. A form of proxy duly completed and signed, together with any power of attorney, if any, under which it is signed, should be returned in accordance with the instructions set out in the form as promptly as possible and no later than [●] (UK time) on [●], 2026.

5.	Completion and return of a form of proxy will not preclude a shareholder of record as of the Voting Record Time (as defined in the accompanying proxy statement of which this Notice forms a part) from attending the Company GM, or any adjournment or postponement thereof, if that shareholder wishes to do so.

6.	Beneficial holders will receive voting instructions from their broker, bank, trustee or other nominee for the Company GM. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or other nominee to vote their beneficially held shares. Please note that beneficial holders of shares through a broker, bank, trustee or other nominee may be required to submit voting instructions to their applicable broker, bank, trustee or other nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trustee or other nominee.

7.	Any person to whom this Notice of Company GM is sent who is nominated under section 146 of the Companies Act to enjoy information rights (a “Nominated Person”) may, under an agreement between him/her and the Luxfer ordinary shareholder by whom he/she was nominated have a right to be appointed (or to have someone else appointed) as a proxy for the Company GM. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the member as to the exercise of voting rights.

8.	The statement of rights of Luxfer ordinary shareholders in relation to the appointment of proxies described in these notes does not apply to Nominated Persons. Such rights can only be exercised by Luxfer ordinary shareholders.

9.	At the Company GM voting on the resolutions will be by poll rather than a show of hands. A ‘vote withheld’ option is provided on the form of proxy which is being mailed to the shareholders of record, the purpose of which is to enable Luxfer ordinary shareholders to abstain from voting on the resolutions. It should be noted that a vote withheld is not a vote in law, and will not be counted in the calculation of the proportion of votes ‘For’ and ‘Against’ the relevant resolution.

10.	As at [●], 2026, being the latest practicable date prior to this Notice of Company GM, the Company’s issued share capital consisted of [●] ordinary shares of par value £0.50 each, all carrying one vote each and [●] of which were held in treasury.

11.	Only those Luxfer ordinary shareholders registered in the Company’s register of members at [●] (UK time) on [●], 2026 or, if the Company GM is adjourned, [●] (UK time) on the day which is two days (excluding non-working days in the United Kingdom) before the date of such adjourned meeting (which are referred to in the proxy statement as “Shareholders of Record”) shall be entitled to attend and vote at this Company GM.

12.	Shareholders who own Luxfer ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and/or otherwise are held in “street name” by a broker, bank, trustee or other nominee, are referred to in this notice and in the proxy statement as “Beneficial Holders.” Only Beneficial Holders as of the Beneficial Holder Record Time (as defined in the accompanying proxy statement of which this Notice forms a part) will be entitled to direct their broker, bank, trustee or other nominee how to vote their Luxfer ordinary shares at the General Meeting. If you are a Beneficial Holder, you should follow the directions provided by your broker, bank, trustee or other nominee regarding how to instruct such person to vote your Luxfer ordinary shares.

13.	Any Luxfer ordinary shareholder attending the Company GM in person or by proxy will have the opportunity to ask questions at the Company GM.

14.	Any corporation which is a Luxfer ordinary shareholder can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a Luxfer ordinary shareholder, provided that they do not do so in relation to the same shares.

15.	In the case of joint holders of ordinary shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the relevant joint holding.

16.	Luxfer ordinary shareholders may not use any electronic address provided either in this Notice of Company GM or any related documents (including any form of proxy) to communicate with the Company for any purposes other than those expressly stated.

17.	If you have sold or otherwise transferred all of your Luxfer ordinary shares, please forward this proxy statement, but not any forms of proxy, as soon as possible to the purchaser or transferee or to the person who arranged the sale or transfer so they can pass these documents to the person who now holds the shares. However, such documents should not be forwarded or transmitted in or into any jurisdiction in which such act would constitute a violation of the relevant laws of such jurisdiction.

18.	A copy of the proxy statement accompanying this Notice of Company GM is available on Luxfer’s website at www.luxfer.com.

Copies of the Company Articles of Association as proposed to be amended by this special resolution are available for inspection on Luxfer’s website and also available for inspection at the registered office of Luxfer, being Lumns Lane, Manchester M27 8LN, United Kingdom during usual business hours on each working day in the United Kingdom up to and including the Effective Date, or the date the Scheme lapses or is withdrawn, whichever is earlier.

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SUMMARY

This summary highlights selected information contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you should read carefully this entire proxy statement, including the annexes and the documents referred to or incorporated by reference in this proxy statement. The page number included alongside the topics addressed in this summary is a reference to the page of this proxy statement where you will find a more complete description of that topic.

For details on how you may obtain additional information, see “Where You Can Find More Information” beginning on page 106 of this proxy statement.

Information about the Parties (page 70)

Luxfer

Luxfer Holdings PLC (“Luxfer” or the “Company”) is a global industrial company innovating niche applications in materials engineering. Using its broad array of proprietary technologies, Luxfer focuses on value creation, customer satisfaction, and demanding applications where technical know-how and manufacturing expertise combine to deliver a superior product. Luxfer’s high-performance materials, components, and high-pressure gas containment devices are used in defense and emergency response, clean energy, healthcare, transportation, and specialty industrial applications. For more information, please visit www.luxfer.com. Luxfer is listed on the New York Stock Exchange (“NYSE”) and its ordinary shares trade under the symbol LXFR.

Wynnchurch

Founded in 1999, Wynnchurch Capital, L.P. (“Wynnchurch”) is a leading private investment firm with approximately $9.1 billion of assets under management. Wynnchurch partners with management teams and owners to build stronger, more competitive businesses through investment expertise and operational capabilities. The firm has deep experience executing complex transactions, including founder-led transactions, corporate carve-outs, recapitalizations, restructurings, and take-private acquisitions. Wynnchurch has completed more than 180 platform and add-on acquisitions, and its portfolio companies employ approximately 19,000 people as of March 31, 2026.

Buyer

Double Eagle Acquisition Buyer, Inc. (“Buyer”) is a newly formed holding company owned by funds managed by Wynnchurch. Buyer was formed solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement. Buyer has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement.

The Transaction (page 71)

On July 26, 2026, Luxfer and Buyer entered into a Transaction Agreement (the “Transaction Agreement”) pursuant to which Buyer will acquire the entire issued share capital of the Company (the “Transaction”), pursuant to a court sanctioned English law scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme of Arrangement”). The Transaction Agreement provides for the implementation of the Scheme of Arrangement pursuant to which Buyer will acquire all of the Company’s ordinary shares, with a par value of £0.50 per share (“Company Ordinary Shares” and such holders, the “Company Shareholders”), and each holder of Company Ordinary Shares will be entitled to receive an amount in cash, without interest, equal to $17.37 per Company Ordinary Share (the “Consideration”).

The terms and conditions of the Transaction are contained in the Transaction Agreement, a copy of which is attached as Annex A to this proxy statement. We encourage you to read the Transaction Agreement carefully and in its entirety, as it is the legal document that, along with the Scheme of Arrangement, governs the Transaction.

For a more detailed description of the Transaction and the terms and conditions of the Transaction Agreement, see the sections of this proxy statement entitled “The Transaction—Overview of the Transaction” beginning on page 28, and “The Transaction Agreement” beginning on page 71.

Structure of the Transaction (page 71)

Upon completion of the Transaction, pursuant to the Transaction Agreement and the Scheme of Arrangement, all Company Ordinary Shares then outstanding will be transferred from the Company Shareholders to Buyer (or an affiliate of Buyer designated by Buyer), and the Company Shareholders will cease to have any rights with respect to the Company Ordinary Shares, except their rights under the Scheme of Arrangement, including the right to receive the Consideration.

For a more detailed description of the structure of the Transaction and the processes related to the Scheme of Arrangement, see the section of this proxy statement entitled “The Transaction Agreement—Structure of the Transaction” beginning on page 71.

The Meetings of Company Shareholders (page 22)

Time, Place, Date and Purpose

Scheme Meeting

A meeting of Company Shareholders (and any adjournment or postponement thereof) convened with the permission of the Court (the “Scheme Meeting”) will be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG at [●] (UK time) on [●], 2026 unless adjourned or postponed. The Scheme Meeting is being held to allow the holders of Scheme Shares as at the Voting Record Time (each such term having the meaning given to it in the Scheme of Arrangement, and such holders, “Scheme Shareholders”) to consider and, if thought fit, approve the Scheme of Arrangement (the “Scheme Proposal”).

Company General Meeting

The general meeting of the Company Shareholders (and any adjournment or postponement thereof) (the “Company GM” and, together with the Scheme Meeting, the “Meetings”) will be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG at [●] (UK time) on [●], 2026 unless adjourned or postponed or, if the Scheme Meeting has not concluded by [●] (UK time) on [●], 2026, as soon as practicable following the conclusion of the Scheme Meeting.

At the Company GM, the Company Shareholders will be asked to vote on the below resolutions (the “Company Shareholders Resolutions”) summarized as follows:

●	first, a special resolution, authorizing the Board of Directors of the Company (the “Company Board”) to take all actions as it considers necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and to amend the Company’s articles of association, as amended (the “Company Articles of Association”) for purposes thereof so that any Company Ordinary Shares that are issued on or after the Voting Record Time to persons other than Buyer (or its nominee(s)) will either be subject to the terms of the Scheme of Arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the Consideration (the “Scheme Implementation and Articles Amendment Proposal”); and

●	second, an ordinary resolution, to approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54 (the “Compensation Proposal”).

Record Times

Company Shareholders who beneficially own Company Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and/or whose interests in Company Ordinary Shares are held in “street name” by a broker, bank, trustee or other nominee (“beneficial holders”) as of [●] p.m. (UK time) on [●], 2026 (the “Beneficial Holder Record Time”) will be entitled to receive notice of, and to direct his, her or its broker, bank, trustee or other nominee how to vote such beneficially held shares at the Scheme Meeting and the Company GM.

Company Shareholders of record whose names appear on Luxfer’s register of members (“shareholders of record”) as of [●] p.m. (UK time) on [●], 2026, or, if the Meetings are adjourned or postponed to a later date, [●] p.m. (UK time) on the day which is two days (excluding non-working days in the United Kingdom) before such later date (the “Voting Record Time”) are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings.

This proxy statement is dated [●], 2026 and is first being mailed to Company Shareholders as of the close of business on or about [●], 2026.

For more information, see the section of this proxy statement entitled “The Meetings of Company Shareholders” beginning on page 22.

Quorum (page 24)

In accordance with the Company’s Articles of Association, two or more Company Shareholders of record present in person or by proxy who are entitled to vote shall be a quorum for all purposes.

Per Share Consideration to Company Shareholders (page 72)

Upon completion of the Transaction, in consideration of the transfer of Company Ordinary Shares to Buyer, the Company Shareholders will be entitled pursuant to the Scheme of Arrangement to receive an amount in cash, without interest, equal to $17.37 for each Company Ordinary Share held by them immediately prior to the Effective Time, subject to any applicable tax withholding. For more information, see the section of this proxy statement entitled “The Transaction Agreement—Per Share Consideration to Company Shareholders” beginning on page 72.

Treatment of Company Equity Awards (page 72)

The Transaction Agreement provides that equity awards in respect of Company Ordinary Shares that are outstanding immediately prior to the Effective Time will be treated as summarized below. Capitalized terms used and not defined in this section have the meanings ascribed to them in the Transaction Agreement attached as Annex A to this proxy statement. For a more detailed description of the treatment of Company Equity Awards in the Transaction and the full meaning of certain terms used in the summary below, see the section of this proxy statement entitled “The Transaction Agreement—Treatment of Company Equity Awards” beginning on page 72.

As of the Effective Time:

●	each Time-Based Option, that is outstanding and unexercised immediately prior to the Effective Time, whether vested or not, will become fully vested, will be cancelled and, if the Consideration is greater than the applicable per share exercise price thereof, converted into the right to receive a cash payment equal to the sum of (i) such excess multiplied by the number of Company Ordinary Shares subject to such Time-Based Option, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Time-Based Option (without interest), subject to any applicable tax withholding;

●	each Performance-Based Option, whether vested or not, will become vested to the extent the applicable performance conditions are achieved (based on actual performance results achieved as of the closing of the Transaction (and prorated for such performance period), as determined reasonably and in good faith by the Company Board or its Remuneration Committee), will be cancelled and, if the Consideration is greater than the applicable per share exercise price thereof, converted into the right to receive an amount in cash equal to the sum of (i) such excess multiplied by the total number of Company Ordinary Shares determined to have vested (Earned Shares), plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Performance-Based Option (without interest), subject to any applicable tax withholding;

●	each Company Share Option that has a per-share exercise price that is greater than the Consideration will be cancelled as of the Effective Time for no consideration;

●	each Company RSU Award will become fully vested, and will be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the Consideration multiplied by the number of underlying Company Ordinary Shares, plus (ii) any accrued but unpaid dividend equivalent payments granted in tandem with such Company RSU Award (without interest), subject to any applicable tax withholding; and

●	each Company PSU Award will become vested based on the extent the applicable performance conditions are achieved (based on actual performance results achieved as of the closing of the Transaction (and prorated for such performance period), as determined reasonably and in good faith by the Company Board or its Remuneration Committee), will be cancelled and converted into the right to receive an amount in cash equal to the sum of (i) the Consideration multiplied by total number of Company Ordinary Shares determined to have vested (Earned PSUs), plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Company PSU Award (without interest), in each case, subject to any applicable tax withholding.

Treatment of Company ESPP and Company SIP (page 92)

In connection with the Transaction and as provided in the Transaction Agreement, the Company Board is required to take certain actions in respect of Luxfer’s Employee Stock Purchase Plan and its Share Incentive Plan, including to cease accepting new participants or changes to current participants’ applicable payroll deductions or contributions in respect of such plans, in order to provide for the orderly termination of such plans upon completion of the Transaction.

For a more detailed description of the treatment of Luxfer’s Employee Stock Purchase Plan and Share Incentive Plan pursuant to the Transaction Agreement, see the section of this proxy statement entitled “The Transaction Agreement—Treatment of Company ESPP and Company SIP” beginning on page 92.

Recommendation of the Company Board and Reasons for the Transaction (page 40)

At a meeting held on July 25, 2026, unanimously by all directors in attendance, the Company Board (i) approved and declared the Transaction Agreement and the transactions contemplated thereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby fair to and in the best interests of the Company and its shareholders as a whole, (ii) declared that it is advisable and in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein, (iii) directed that an application be made to the Court to seek directions relating to the Scheme of Arrangement, and (iv) resolved to recommend, subject to the terms and conditions of the Transaction Agreement, that the Company Shareholders vote in favor of the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal.

For a discussion of certain factors considered by the Company Board in determining to recommend that the Company Shareholders vote in favor of the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal, see the section of this proxy statement entitled “The Transaction–Recommendation of the Company Board and Reasons for the Transaction” beginning on page 40.

In considering the recommendation of the Company Board, you should be aware that certain directors and executive officers of Luxfer may have interests in the Transaction that are in addition to, or different from, any interests they might have as Company Shareholders. For a more detailed description of these interests, see the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54.

Opinion of the Company’s Financial Advisor (page 45)

At a meeting of the Company Board held on July 25, 2026, Deutsche Bank Securities Inc. (“Deutsche Bank”), financial advisor to the Company, rendered its oral opinion to the Company Board, confirmed by delivery of a written opinion, dated July 25, 2026, to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations, qualifications and conditions described in Deutsche Bank’s opinion, the Consideration was fair, from a financial point of view, to the holders of outstanding Company Ordinary Shares, excluding Buyer and its affiliates.

The full text of Deutsche Bank’s written opinion, dated July 25, 2026, which sets forth the assumptions made, procedures followed, matters considered and limitations, qualifications and conditions on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B and is incorporated herein by reference. The summary of Deutsche Bank’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Deutsche Bank’s opinion was addressed to, and for the use and benefit of, the Company Board, in its capacity as such, in connection with and for the purpose of its evaluation of the Transaction. Deutsche Bank’s opinion does not constitute a recommendation as to how any holder of Company Ordinary Shares should vote or act with respect to the Transaction or any related matter. Deutsche Bank’s opinion was limited solely to the fairness of the Consideration, from a financial point of view, to the holders of outstanding Company Ordinary Shares, excluding Buyer and its affiliates, as of the date of the opinion, and Deutsche Bank did not express any opinion as to the underlying decision by the Company to engage in the Transaction or the relative merits of the Transaction as compared to any alternative transactions or business strategies. For a more detailed description of Deutsche Bank’s opinion, see the section of this proxy statement entitled “The Transaction—Opinion of the Company’s Financial Advisor” beginning on page 45.

Interests of Certain Persons in the Transaction (page 54)

Luxfer’s directors and executive officers may have interests in the Transaction that are different from, or in addition to, those of the Company Shareholders generally. The Company Board was aware of these interests and considered them, among other matters, in approving the Transaction and in making its recommendation that the Company Shareholders vote to approve the Transaction. These interests may include the following, among others:

●	the treatment of Company Equity Awards in the Transaction;

●	rights under certain executive severance and change in control agreements;

●	entitlement to lump sum payments from the Company’s Transaction Bonus Program (as defined herein);

●	the Item 402(t) golden parachute compensation subject to the advisory Compensation Proposal; and

●	continuation of indemnification and directors’ and officers’ liability insurance by the Company following completion of the Transaction.

These interests are more fully described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54.

Regulatory Approvals Required (page 61)

United States Antitrust

Completion of the Transaction is subject to filing notifications of the Transaction to the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the specified waiting period requirements have been observed. On August 7, 2026, each of the Company and Buyer filed their required notification forms pursuant to the HSR Act, and the waiting period thereunder is, as of the date of this proxy statement, scheduled to expire on September 8, 2026, and may be earlier terminated or extended, during which time the parties are not permitted to close the Transaction.

Other Regulatory Clearances

In addition to U.S. antitrust clearance, completion of the Transaction requires approvals or authorizations in connection with applicable foreign investment laws in certain foreign jurisdictions, including the United Kingdom and Italy. In connection with the foregoing, the Company submitted such filings in Italy and the United Kingdom on August 12, 2026 and August 13, 2026, respectively.

England and Wales Court Process

The Transaction is being implemented by way of a court-sanctioned scheme of arrangement, which requires, among other things, an application by Luxfer to the Court to sanction the Scheme of Arrangement, which is a statutory procedure under Part 26 of the Companies Act, pursuant to which the Court may approve an arrangement between Luxfer and the Company Shareholders.

For the purposes of the Scheme of Arrangement, Luxfer has made an initial application to the Court to convene the Scheme Meeting at which the Scheme Proposal must be approved by a majority in number of the Scheme Shareholders present and voting, in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast. If the Scheme of Arrangement is so approved, and the conditions to the completion of the Transaction are satisfied, Luxfer will request that the Court sanction the Scheme of Arrangement. For a more detailed description of the Court process, see the section of this proxy statement entitled “Scheme Proposal and the Scheme Meeting and the General Meeting—Sanction of the Scheme of Arrangement by the Court.”

Financing Cooperation (page 88)

Buyer’s obligation to complete the Transaction is not contingent on Buyer’s ability to obtain financing.

Pursuant to the Transaction Agreement, subject to certain limitations set forth therein, Luxfer has agreed to use its reasonable best efforts to, and cause its subsidiaries and each of its and its subsidiaries’ respective representatives to use their respective reasonable best efforts to cooperate as reasonably requested by Buyer and at Buyer’s expense (subject to a cap), in connection with arranging, obtaining and syndicating the Debt Financing. Buyer’s obligation to reimburse Luxfer for expenses incurred in connection with such cooperation is capped at $1,000,000.

Financing (page 62)

Buyer has obtained debt and equity financing commitments for the purpose of financing the Transaction, including payment of the Consideration, any payments made in respect of equity compensation obligations, the payment of any debt contemplated or required to be repaid or otherwise satisfied in connection with the Transaction, including the Company’s existing credit agreement, and paying related fees, costs and expenses (the “Financing Amounts”). The obligation of Buyer to consummate the Transaction is not subject to any financing condition.

Buyer has entered into an equity commitment letter (the “Equity Commitment Letter”) with Wynnchurch Capital Partners VI, L.P. (the “Equity Investor”), pursuant to which the Equity Investor has committed to capitalize Buyer, immediately prior to the Closing, with an aggregate equity contribution of up to approximately $265 million subject to the terms and conditions set forth in the Equity Commitment Letter.

The Equity Investor has executed a guarantee in favor of the Company to guarantee, subject to certain limitations, the payment of the termination fee that may become payable by Buyer under the terms of the Transaction Agreement and certain other expense and indemnification obligations of Buyer under the Transaction Agreement.

In addition, MidCap Financial Trust (together with, through, and/or on behalf of their applicable affiliates), has committed to provide debt financing for the Transaction consisting of a $290 million secured term loan facility and a $50 million secured revolving facility on the terms set forth in a debt commitment letter, dated as of August [●], 2026 (the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Financing Commitment Letters”).

For a more detailed description of the terms and conditions of Buyer’s financing for the Transaction, see the section of this proxy statement entitled “The Transaction—Financing” beginning on page 62.

No Dissenters’ Rights (page 63)

Under the laws of England and Wales, holders of Company Ordinary Shares do not have appraisal or dissenters’ rights with respect to the Transaction or any other transaction described in this proxy statement.

Material Tax Consequences of the Transaction (page 64)

For U.S. federal income tax purposes, the receipt of the Consideration in exchange for Company Ordinary Shares pursuant to the Scheme of Arrangement is generally expected to be a taxable transaction, and a U.S. Holder will generally recognize gain or loss equal to the difference, if any, between (i) the Consideration received by such U.S. Holder in the Scheme of Arrangement and (ii) the U.S. Holder’s adjusted tax basis in the Company Ordinary Shares surrendered in exchange therefor. A Non-U.S. Holder generally will not be subject to U.S. federal income tax with respect to the receipt of the Consideration in exchange for Company Ordinary Shares pursuant to the Scheme of Arrangement unless such Non-U.S. Holder has certain connections to the United States or certain other exceptions apply. For more information, including the meaning of the terms “U.S. Holder” and “Non-U.S. Holder”, see the section of this proxy statement entitled “Material Tax Consequences of the Transaction—Material U.S. Federal Income Tax Considerations” beginning on page 64.

For UK tax purposes, the receipt of the Consideration in exchange for the Company Ordinary Shares pursuant to the Scheme of Arrangement is generally expected to be a taxable disposal, and a UK Shareholder who is an individual or within the charge to UK corporation tax will generally recognize a gain or loss equal to the difference, if any, between (i) the Consideration received by such UK Shareholder in the Scheme of Arrangement and (ii) the UK Shareholder’s allowable base cost in the Company Ordinary Shares surrendered in exchange therefor. A Non-UK Shareholder who does not conduct any trade, profession or vocation carried out in the UK (whether through a branch, agency, permanent establishment or otherwise) should not generally be subject to UK tax on chargeable gains in respect of such a disposal. For more information, including the meaning of the terms “UK Shareholder” and “Non-UK Shareholder”, see the section of this proxy statement entitled “Material Tax Consequences of the Transaction—Material United Kingdom Tax Consequences of the Transaction” beginning on page 67.

Scheme Effective Time and Closing of the Transaction (page 74)

The Scheme of Arrangement will become effective as soon as the Court Order sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies in England and Wales in accordance with section 899(4) of the Companies Act.

Adverse Recommendation Changes and Agreement Not to Solicit Other Offers (page 82)

Pursuant to the Transaction Agreement, Luxfer agreed to, immediately following the execution of the Transaction Agreement, cease, and to direct its representatives to cease, all solicitations, discussions and negotiations with any person with respect to an Acquisition Proposal. In addition, Luxfer agreed, until the earlier of the Effective Time or termination of the Transaction Agreement, not to, and not to permit any of its subsidiaries to, and to use reasonable efforts to cause its representatives and its subsidiaries’ representatives not to, directly or indirectly:

●	solicit, initiate, knowingly induce, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, relate to or that could reasonably be expected to lead to, an Acquisition Proposal;

●	engage in, continue or otherwise participate in any discussions or negotiations with any Third Party regarding or relating to an Acquisition Proposal, or furnish to any Third Party information or provide to any Third Party access to the businesses, properties, assets or personnel of the Company or any of its subsidiaries, in each case for the purpose of encouraging or facilitating or in circumstances which could reasonably be expected to lead to an Acquisition Proposal; or

●	enter into any letter of intent, merger agreement, acquisition agreement, or other agreement (other than an Acceptable Confidentiality Agreement) with respect to or relating to an Acquisition Proposal or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Transaction Agreement.

Notwithstanding the restrictions described immediately above, if at any time following the execution of the Transaction Agreement and prior to obtaining the requisite approvals of Company Shareholders, Luxfer receives a bona fide written Acquisition Proposal from a Third Party that did not result from a breach of the Transaction Agreement and the Company Board determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal and that the failure to take the following actions would reasonably be expected to be inconsistent with its fiduciary duties under the applicable law, then Luxfer may:

●	furnish information and data with respect to Luxfer and its subsidiaries to such Third Party and afford such Third Party access to the businesses, properties, assets and personnel of Luxfer and its subsidiaries; and

●	engage in discussions or negotiations with such Third Party regarding such Acquisition Proposal.

In connection with the foregoing activities, Luxfer may not furnish any non-public information except pursuant to an Acceptable Confidentiality Agreement, and must, within twenty-four (24) hours, provide to Buyer any non-public information concerning Luxfer or its subsidiaries that is provided to such Third Party, but was not previously provided to Buyer.

Subject to certain exceptions described below, the Company Board is not permitted to take certain actions that are deemed an “Adverse Recommendation Change” under the Transaction Agreement, such actions summarized as follows:

●	make, withdraw, qualify, amend or modify the Company Board Recommendation, or publicly propose to do so, or take action or make any public statement inconsistent with the Company Board Recommendation;

●	adopt, approve, endorse, authorize or recommend an Acquisition Proposal, or publicly propose to do so;

●	fail to recommend against acceptance of any Third Party tender offer or exchange offer for Company Ordinary Shares within ten (10) Business Days after commencement of such offer;

●	approve, recommend or submit to a vote of the Company Shareholders, or publicly propose to do so, or cause Luxfer to enter into any agreement (other than an Acceptable Confidentiality Agreement), with respect to an Acquisition Proposal;
●	fail to issue a press release publicly reaffirming the Company Board Recommendation within ten (10) Business Days after the Company’s receipt of Buyer’s written request to do so;

●	fail to include the Company Board Recommendation in the proxy statement or any shareholder circulars in relation to the Transaction.

Notwithstanding the restrictions described immediately above, if prior to obtaining the requisite approval for the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal (the “Company Shareholder Approval”), the Company Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, the Company Board may, subject to the terms of the Transaction Agreement:

●	make an Adverse Recommendation Change in response to a bona fide Superior Proposal (that did not result from a material breach of the non-solicitation provisions of the Transaction Agreement) or an Intervening Event; and/or

●	cause the Company to terminate the Transaction Agreement and authorize the Company to enter into a definitive agreement for a transaction that constitutes a Superior Proposal, if such bona fide Superior Proposal did not result from a material breach of the non-solicitation provisions of the Transaction Agreement.

For a more detailed description of Luxfer’s obligations under the Transaction Agreement in respect of Acquisition Proposals from persons other than Buyer and the provisions of the Transaction Agreement governing changes to the Company Board Recommendation, including the full meanings of capitalized terms used in the foregoing summary, see the section of this proxy statement entitled “The Transaction Agreement—Adverse Recommendation Changes and Agreement Not to Solicit Other Offers” beginning on page 82.

Conditions to Complete the Transaction (page 94)

The obligation of each of Buyer and Luxfer to complete the Transaction is subject to the satisfaction (or if permitted by applicable law, waiver) of certain conditions, including the following:

●	the Company Shareholder Approval shall have been obtained at the Scheme Meeting and the Company GM;

●	the Scheme of Arrangement shall have been sanctioned by the Court;

●	no applicable law or order of a governmental authority having jurisdiction over the parties prohibiting the consummation of the Transaction is in effect; and

●	the applicable waiting period under U.S. antitrust laws shall have expired or been terminated, and the applicable requirements under certain foreign investment laws, including those of the United Kingdom and Italy, shall have been satisfied.

The obligations of Luxfer and Buyer to consummate the Transaction are also conditioned upon:

●	the accuracy of the other party’s representations in the Transaction Agreement, as at such times and subject to such qualifications as are provided in the Transaction Agreement; and

●	performance in all material respects of the other party’s obligations required to be performed at or prior to completion of the Transaction.

The obligation of Buyer to consummate the Transaction is also subject to there not having occurred any Company Material Adverse Effect. Consummation of the Transaction is not subject to any financing condition.

For a more detailed description of the conditions to the obligations of Luxfer and Buyer, respectively, to complete the Transaction, see the section of this proxy statement entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 94.

Termination of the Transaction Agreement (page 95)

The Transaction Agreement may be terminated and the Transaction may be abandoned prior to completion:

●	by mutual written agreement of Luxfer and Buyer;

●	by either Luxfer or Buyer if:

o	the Transaction is not completed on or before February 26, 2027, unless such terminating Party’s material breach of the Transaction Agreement was the primary cause of the failure of the Transaction to be consummated by the End Date;

o	a final and non-appealable order permanently prohibiting completion of the Transaction, unless such terminating Party’s material breach of the Transaction Agreement was the primary cause underlying the issuance of such order;

o	the Court issues a final, non-appealable order refusing to sanction the Scheme of Arrangement; or

o	following the Meetings, the Company Shareholder Approval has not been obtained.

●	by Buyer if:

o	Luxfer is in breach of the Transaction Agreement such that certain conditions to Buyer’s obligation to complete the Transaction would not be satisfied, and such breach is not cured within 30 days of notice (or prior to the End Date, if earlier), but only if at such time, Luxfer is not entitled to terminate the Transaction Agreement for Buyer’s uncured breach as described below; or

o	at any time prior to receipt of the Company Shareholder Approval, the Company Board makes an Adverse Recommendation Change, or Luxfer has materially or intentionally breached the non-solicitation restrictions in the Transaction Agreement.

●	by Luxfer if:

o	Buyer is in breach of the Transaction Agreement such that certain conditions to Luxfer’s obligation to complete the Transaction would not be satisfied, and such breach is not cured within 30 days of notice (or prior to the End Date, if earlier), but only if at such time, Buyer is not entitled to terminate the Transaction Agreement for Luxfer’s uncured breach as described above;

o	at any time prior to receipt of the Company Shareholder Approval, the Company Board makes an Adverse Recommendation Change in respect of a Superior Proposal that did not result from a material breach of the non-solicitation provisions of the Transaction Agreement, Luxfer enters into a definitive agreement for such Superior Proposal, and Luxfer pays the Company Termination Payment to Buyer; or

o	the conditions to Buyer’s obligations to complete the Transaction have been satisfied or waived, Luxfer notifies Buyer that the conditions are satisfied and Luxfer is prepared to close, and Buyer fails to complete the Transaction within three (3) Business Days of such notice from Luxfer.

For a more detailed description of the circumstances in which Luxfer and Buyer may terminate the Transaction Agreement, see the section of this proxy statement entitled “The Transaction Agreement—Termination of the Transaction Agreement” beginning on page 95.

Termination Payments (page 97)

The Transaction Agreement provides that Luxfer will pay Buyer a termination fee, referred to as the Company Termination Payment, of $18,000,000 if the Transaction Agreement is terminated:

●	by Buyer prior to receipt of the Company Shareholder Approval, if the Company Board makes an Adverse Recommendation Change, or Luxfer has materially or intentionally breached its non-solicitation obligations under the Transaction Agreement;

●	by either Buyer or Luxfer if the Transaction is not completed by the End Date, and at the time of such termination, Buyer could have terminated the Transaction Agreement as described in the immediately preceding bullet;

●	by Luxfer prior to receipt of the Company Shareholder Approval, if the Company Board makes an Adverse Recommendation Change in respect of a Superior Proposal that did not result from a material breach of non-solicitation provisions of the Transaction Agreement, and Luxfer enters into a definitive agreement with respect to such Superior Proposal; or

●	by either Luxfer or Buyer because (x) the Transaction was not completed prior to the End Date or (y) the Meetings have been held but the Company Shareholder Approval was not obtained, or by Buyer for breach by Luxfer that results in failure of certain conditions to completion of the Transaction to be satisfied, in circumstances where a certain type of Acquisition Proposal had been publicly disclosed (and in certain cases, not withdrawn), and within twelve (12) months following the date of such termination, Luxfer enters into a definitive agreement in respect of such Acquisition Proposal or a certain type of Acquisition Proposal is consummated.

The Transaction Agreement provides that Buyer will pay Luxfer a termination fee, referred to as the Buyer Termination Payment, of $32,250,000 if the Transaction Agreement is terminated:

●	by Luxfer due to Buyer’s uncured breach of the Transaction Agreement in a manner that results in a failure of certain conditions to Luxfer’s obligation to complete the Transaction;

●	by Luxfer due to Buyer’s failure to complete the Transaction after Luxfer notifies Buyer that it is ready, willing and able to close and that all conditions to completing the Transaction have been satisfied or waived; or

●	by Buyer due to the Transaction not being completed prior to the End Date if, at such time, Luxfer could have terminated the Transaction Agreement as described in either of the immediately preceding bullets.

For a more detailed description of the circumstances in which a Company Termination Payment is payable to Buyer, and a Buyer Termination Payment is payable to Luxfer, see the section of this proxy statement entitled “The Transaction Agreement—Termination Payments” beginning on page 97.

Effect on the Company if the Transaction is Not Completed (page 62)

If the Company Shareholder Approval is not obtained at the Meetings, or if the Transaction is not completed for any other reason:

●	the Company Shareholders will not receive any payment of Consideration;

●	Luxfer will remain an independent public company;

●	Company Ordinary Shares will continue to be listed and traded on the NYSE under the symbol “LXFR”;

●	Luxfer will continue to file periodic reports with the U.S. Securities and Exchange Commission; and

●	under certain specified circumstances, Luxfer may be required to pay the Company Termination Payment, or may be entitled to receive the Buyer Termination Payment.

For more information, see the section of this proxy statement entitled “The Transaction—Effect on the Company if the Transaction is Not Completed” beginning on page 62.

Delisting and Deregistration of Company Ordinary Shares (page 69)

Upon completion of the Transaction, the Company Ordinary Shares will be delisted from NYSE and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If the Transaction is completed, Luxfer’s obligations to file or furnish reports under the Exchange Act will be terminated. For more information, see the section of this proxy statement entitled “Delisting and Deregistration of Company Ordinary Shares” beginning on page 69.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE MEETINGS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Transaction and the Meetings. These questions and answers highlight only some of the information contained in this proxy statement. They may not contain all the information that is important to you. You should read carefully this entire proxy statement, including the Transaction Agreement and Scheme of Arrangement (which are the principal legal documents that govern the Transaction), to understand fully the Transaction and the voting procedures for the Meetings. For details on how you may obtain additional information, see “Where You Can Find More Information” beginning on page 106.

Capitalized terms used and not defined in this section have the meanings ascribed to them in the Transaction Agreement attached as Annex A to this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	On July 26, 2026, Luxfer and Buyer entered into the Transaction Agreement, pursuant to which Buyer will acquire the entire issued share capital of Luxfer pursuant to the Scheme of Arrangement for a price of $17.37 per Company Ordinary Share.

Completion of the Transaction and the Scheme of Arrangement is subject, among other things, to obtaining the requisite Company Shareholder Approval at the Scheme Meeting and the Company GM, and accordingly, Luxfer is providing the Company Shareholders notice of the Meetings and providing important information to Company Shareholders about the Transaction, the proposals necessary to approve the Transaction and the Scheme of Arrangement that will be considered by the Company Shareholders at the Meetings, and the procedures to ensure your Company Ordinary Shares are present and voted at the Meetings in accordance with your wishes.

Q:	What is the Scheme of Arrangement?

A:	A “scheme of arrangement” is a court-sanctioned transaction structure involving an arrangement between an English company, such as Luxfer, and its shareholders under Part 26 of the Companies Act, which will permit Buyer to acquire the entire issued share capital of Luxfer if the Scheme of Arrangement has been approved by the requisite majorities of the Company Shareholders and the Scheme of Arrangement has been sanctioned by the Court.

For more detailed information about the Scheme of Arrangement and the requisite votes constituting the Company Shareholder Approval, see the section of this proxy statement entitled “Scheme Proposal and the Scheme Meeting and the Company GM - Explanatory Statement.”

Q:	When and where will the Meetings be held?

A:	The Scheme Meeting and Company GM will both be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG on [●], 2026 (unless adjourned or postponed) as follows:

●	the Scheme Meeting at [●] (UK time); and

●	the Company GM at [●] (UK time), or as soon as possible after the conclusion of the Scheme Meeting if that meeting has not concluded before the scheduled time for the Company GM.

Q:	Who is entitled to vote at the Meetings?

A:	If you are a “shareholder of record”: Company Shareholders whose name appears on Luxfer’s register of members, which we refer to as “shareholders of record”, as of the Voting Record Time will be entitled to attend and vote on all resolutions to be put to the Scheme Meeting and the Company GM, respectively.

If you are a “beneficial holder”: Company Shareholders that beneficially own Company Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and/or whose interests in Company Ordinary Shares are held in “street name” by a broker, bank, trustee or other nominee, which we refer to as “beneficial holders”, as of the Beneficial Holder Record Time as a matter of English law will not be entered in Luxfer’s register of members. You will need to contact your broker, bank, trust company or other nominee in order to submit your voting instructions for both the Scheme Meeting and the Company GM. If you wish to attend and vote directly (i.e. in your own name) at the Scheme Meeting or the Company GM you must elect to become a shareholder of record. Please contact your broker, bank, trustee or other nominee for additional information.

For more detailed information about how to vote your Company Ordinary Shares at the Meetings, whether you are a shareholder of record or a beneficial holder, see the sections of this proxy statement entitled “The Meetings of Company Shareholders – Voting Your Company Ordinary Shares beginning on page 26, and – Voting Company Ordinary Shares Held in Street Name” beginning on page 26.

Your vote is very important. It is important, for the Scheme Meeting in particular, that as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the Company Shareholders. You are encouraged to submit a form of proxy (or vote over the internet following the instructions in the form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible.

Q:	Why are there different record dates applicable to shareholders of record and beneficial holders of Company Ordinary Shares?

A: The Scheme Proposal must be approved by a majority in number of the Scheme Shareholders present and voting at the Scheme Meeting representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast. Under the laws of England and Wales, only shareholders of record who are present are counted in the number of holders entitled to vote and for purposes of the voting requirements. In order to determine the final number of shareholders of record on the Company’s share register for purposes of such voting requirement, the Company has established [●] p.m. (UK time) on [●], 2026, as the Voting Record Time.

The Company established [●] (UK time) on [●], 2026, as the Beneficial Holder Record Time in order to provide all Company Shareholders, including beneficial holders, with sufficient notice of the Scheme Meeting and the Company GM, and to allow Cede & Co. (as nominee for The Depository Trust Company) and brokers, banks, trustees or other nominees sufficient time to obtain voting instructions from beneficial holders of Company Ordinary Shares.

Q:	How do I attend the Meetings?

A:	Only shareholders of record as of the Voting Record Time (or persons validly designated as their proxy) are entitled to attend the Meetings in person.

Beneficial holders of Company Ordinary Shares are not entitled to attend the Meetings in person, and instead must provide instructions to their broker, bank, trustee or other nominee, or obtain a legal proxy from such broker, bank, trustee or other nominee, in order for their beneficially held Company Ordinary Shares to be present and voted at the Meetings.

If you are a shareholder of record and plan to attend the Meetings in person, you should be prepared to present photo identification (such as a valid driver’s license or passport) and verification of share ownership for admittance. If you are a shareholder of record, your ownership as of the Voting Record Time will be verified prior to admittance into the meeting. Please allow ample time for the admittance process. The Company recommends that you submit your proxy even if you plan to attend either or both Meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at either or both Meetings.

For more detailed information about attending the Meetings, see the section of this proxy statement entitled “The Meetings of Company Shareholders - Attendance” beginning on page 22.

Q:	What constitutes a quorum at the Meetings?

A:	In accordance with the Company’s Articles of Association, two or more Company Shareholders that are shareholders of record present in person or by proxy who are entitled to vote shall be a quorum for all purposes of the Scheme Meeting and the Company GM.

Q:	What will the Company Shareholders receive as consideration in the Transaction?

A:	Upon completion of the Transaction, Company Shareholders will be entitled to receive an amount in cash equal to $17.37 per Company Ordinary Share. No interest shall accumulate on any consideration payable in connection with the Transaction except in accordance with the terms of the Scheme of Arrangement.

Q:	What will holders of Company equity awards receive in the Transaction?

A: The Transaction Agreement provides that the Company Equity Awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:

●	each Time-Based Option, whether vested or unvested, will (i) become fully vested (to the extent unvested) and (ii) be cancelled and converted into the right to receive an amount in cash equal to the sum of (a) the product of (I) the excess, if any, of the Consideration over the applicable exercise price per Company Ordinary Share of such Time-Based Option, multiplied by (II) the total number of Company Ordinary Shares subject to such Time-Based Option immediately prior to the Effective Time and (b) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Time-Based Option (without interest), subject to any applicable tax withholding;

●	each Performance-Based Option, whether vested or unvested, will vest based on actual performance results achieved as of the Closing Date, as determined reasonably and in good faith by the Company Board or the Remuneration Committee, pro-rated to reflect the elapsed portion of the applicable performance period, and will be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the excess, if any, of the Consideration over the applicable exercise price per Earned Share, multiplied by the number of Earned Shares subject to such Performance-Based Option, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Performance-Based Option (without interest), subject to any applicable tax withholding;

●	each Company RSU Award will (i) become fully vested and (ii) be cancelled and converted into the right to receive an amount in cash equal to the sum of (a) the product of (I) the Consideration multiplied by (II) the number of Company Ordinary Shares subject to such Company RSU Award immediately prior to the Effective Time and (b) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Company RSU Award (without interest), subject to any applicable tax withholding; and

each Company PSU Award will become vested based on actual performance results achieved as of the Closing Date, as determined reasonably and in good faith by the Company Board or the Remuneration Committee, pro-rated to reflect the elapsed portion of the applicable performance period, and will be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the Consideration multiplied by the number of Earned PSUs, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Company PSU Award (without interest), in each case, subject to any applicable tax withholding.

Q:	What proposals are Company Shareholders considering at the Meetings, and what vote is required to approve each of the proposals?

A:	At the Scheme Meeting, Company Shareholders are being asked to vote on the Scheme Proposal, which must be approved by a majority in number of the Scheme Shareholders present and voting at the Scheme Meeting representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast.

The vote required to approve the Scheme Proposal at the Scheme Meeting is based on votes properly cast at the Scheme Meeting by Company Shareholders of record. Broker non-votes are not considered votes properly cast and will have no effect on such proposal. Abstentions are not permitted with respect to the Scheme Proposal. While all the Company Ordinary Shares voted at the Scheme Meeting will count towards the 75% in value test, it is important to be aware that because Cede & Co. is the registered holder (as nominee for The Depository Trust Company) of the Company Ordinary Shares held by beneficial owners, the beneficial owners themselves will not be counted towards the majority in number test. Accordingly, if you are a beneficial owner who wishes to be counted towards the majority in number test, you must elect to become a shareholder of record. Please contact your broker, bank, trustee or other nominee for additional information.

At the Company GM, Company Shareholders are being asked to vote on (i) a special resolution, the Scheme Implementation and Articles Amendment Proposal, which must be approved as a special resolution by not less than 75% of the votes cast by Company Shareholders entitled to vote at the Company GM, and (ii) an ordinary resolution approving, on a non-binding advisory basis, the Compensation Proposal, which approval requires not less than 50% of the votes cast by Company Shareholders present and voting.

The votes required to approve the Company Shareholder Resolutions at the Company GM are based on Company Shareholder votes properly cast at the Company GM. Abstentions and broker non-votes will be counted for purposes of determining a quorum but not for purposes of determining the number of votes properly cast. As a result, abstentions and broker non-votes will have no effect on the Company Shareholder Resolutions.

The Company Board recommends that you vote “FOR” the Scheme Proposal at the Scheme Meeting, “FOR” the Scheme Implementation and Articles Amendment Proposal at the Company GM, and “FOR” the Compensation Proposal at the Company GM.

Q:	Why are there two Meetings?

A:	The Transaction will be implemented by means of a court-sanctioned scheme of arrangement between the Company and the Company Shareholders who are Scheme Shareholders on the register of members of the Company at the Scheme Record Time under Part 26 of the Companies Act. The procedure requires approval of the Scheme of Arrangement by Company Shareholders at a meeting that is convened by the Court, which we refer to as the Scheme Meeting.

The Transaction also requires approval of the Scheme Implementation and Articles Amendment Proposal at the Company GM to authorize the Company Board to take all actions as it considers necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and to amend the Company’s Articles of Association for purposes thereof. For more detailed information regarding the Scheme Meeting and the Company GM, see the section of this proxy statement entitled “The Meetings of Company Shareholders” beginning on page 22.

Q:	Did the Company Board make a recommendation regarding the proposals being considered by the Company Shareholders at the Meetings?

A:	Yes, the Company Board recommends that Company Shareholders vote at the Meetings as follows:

●	“FOR” the Scheme Proposal at the Scheme Meeting;

●	“FOR” the Scheme Implementation and Articles Amendment Proposal at the Company GM; and

●	“FOR” the Compensation Proposal at the Company GM.

For a more detailed discussion of factors considered by the Company Board in making its determination to recommend that the Company Shareholders vote to approve the Transaction and the Scheme of Arrangement, see the section of this proxy statement entitled “The Transaction—Recommendation of the Company Board and Reasons for the Transaction” beginning on page 40.

Q:	Do any of the Company’s directors or executive officers have interests in the Transaction that may be in addition to or different from those of the Company Shareholders generally?

A: Yes. In considering the recommendation of the Company Board, you should be aware that certain directors and executive officers of the Company may have interests in the Transaction that are in addition to or different from the interests of Company Shareholders generally. For example, certain members of the Company’s management team may be eligible to receive a cash bonus pursuant to the Transaction Bonus Program. The Company Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Transaction Agreement and the Transaction, in approving the Transaction Agreement and the Transaction, and in recommending that the Transaction Agreement be adopted by the Company Shareholders. For more information about these interests, see the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54.

Q:	How do the Company’s directors and executive officers intend to vote?

A: We currently expect that each of our directors and executive officers will vote their Company Ordinary Shares in favor of all of the proposals to be voted on. Certain of the executive officers of the Company, solely in their capacity as a Company Shareholder, have entered into a voting agreement with Buyer (collectively, the “Voting Agreements”), pursuant to which, among other things, subject to the terms and conditions set forth therein, such Company Shareholders will support the Transaction and the transactions contemplated thereby, including by voting their Company Ordinary Shares in favor of the Scheme of Arrangement at the Scheme Meeting and in favor of the Scheme Implementation and Articles Amendment Proposal at the Company GM. As of the date of the accompanying proxy statement, the executive officers that entered into the Voting Agreements collectively owned approximately 1.1% of the outstanding Company Ordinary Shares.

Q:	When is the Transaction expected to be completed?

A:	As of the date of this proxy statement, the Transaction is expected to be completed in the fourth quarter of 2026. However, no assurance can be provided as to when or if the Transaction will be completed in that time frame, or at all.

Q:	Why is my vote important and what happens if the Transaction is not completed?

A:	Your vote is very important. We cannot complete the Transaction unless the Company Shareholder Approval is obtained. If the Company Shareholder Approval is not obtained at the Meetings, or if the Transaction is not completed for any other reason, Company Shareholders will continue to own their Company Ordinary Shares and will not receive any Consideration therefor. Instead, the Company will remain an independent public company and continue to file periodic reports with the SEC, and the Company Ordinary Shares will continue to be listed and traded on the NYSE under the symbol “LXFR”. If the Transaction Agreement is terminated in certain specified circumstances, the Company may be required to pay Buyer the Company Termination Payment ($18,000,000), or Buyer may be required to pay the Company the Buyer Termination Payment ($32,250,000). For more detailed information regarding the circumstances under which the Company may be required to pay the Company Termination Payment or may be entitled to receive the Buyer Termination Payment, see the section of this proxy statement entitled “The Transaction Agreement—Termination Payments” beginning on page 97.

Q:	What if I sell my Company Ordinary Shares after the Beneficial Holder Record Time if I am a beneficial holder, or the Voting Record Time if I am a shareholder of record?

A:	If you are a beneficial holder and transfer your Company Ordinary Shares after the Beneficial Holder Record Time, or are a shareholder of record and transfer your Company Ordinary Shares after the Voting Record Time, but before the Scheme Record Time, you will retain your right to vote at both Meetings but will have transferred the right to receive the Consideration upon completion of the Transaction. In order to receive the Consideration you must hold your Company Ordinary Shares immediately prior to the Effective Time of the Scheme.

Q:	What if I buy Company Ordinary Shares after the Beneficial Holder Record Time or the Voting Record Time?

A:	If you acquire Company Ordinary Shares from a beneficial holder after the Beneficial Holder Record Time or from a shareholder of record after the Voting Record Time, you will not have the right to vote those Company Ordinary Shares at either Meeting. In that circumstance, you would however have the right to receive the Consideration upon completion of the Transaction in respect of such Company Ordinary Shares to the extent you continued to hold such shares immediately prior to the Effective Time of the Scheme.

Q:	How do I vote?

A:	If you are a shareholder of record, you will receive two forms of proxy (one for the Scheme Meeting and one for the Company GM). You may vote your Company Ordinary Shares at each Meeting in one of the following ways:

●	by voting over the internet as instructed on the applicable form of proxy;

●	by mailing your applicable completed and signed form of proxy in the enclosed return envelope; or

●	by attending the applicable Meeting and voting in person.

If you are a beneficial holder and hold your Company Ordinary Shares through a broker, bank, trustee or other nominee, you must follow the instructions provided by your broker, bank, trustee or other nominee in order to instruct them how to vote your Company Ordinary Shares.

In the case of joint holders, the vote of the senior member who tenders a vote (in person or by proxy) will be accepted to the exclusion of the votes of the other joint holders of record and, for this purpose, seniority will be determined by the order in which the names first appear in the Company’s register of members in respect of the joint holding.

Q:	If I am a beneficial holder and my Company Ordinary Shares are held in “street name” by my broker, bank, trustee or other nominee, will my broker, bank, trustee or other nominee automatically vote my shares for me?

A:	No. Your broker, bank, trustee or other nominee will not vote your Company Ordinary Shares unless you provide your broker, bank, trustee or other nominee with voting instructions with respect to your Company Ordinary Shares for the Scheme Meeting and the Company GM.

If you do not instruct such nominee how to vote your shares, your Company Ordinary Shares will be present at the Meetings, but will not be voted (referred to as a “broker non-vote”). Therefore, you must instruct your broker, bank, trustee or other nominee how you wish to vote your Company Ordinary Shares by following the directions your broker, bank, trustee or other nominee provides.

Brokers do not have discretionary authority to vote on any of the Proposals to be considered by the Company Shareholders at either Meeting.

Q:	How many votes do I have?

A:	At each Meeting, you are entitled to one vote for each Company Ordinary Share that you owned as of the Beneficial Holder Record Time, if you are a beneficial holder, or as of the Voting Record Time, if you are a shareholder of record.

Q:	Should I send in my share certificates now?

A:	No. Company Shareholders that hold share certificates should keep their existing stock certificates at this time.

Q:	What do I need to do now?

A:	Company Shareholders are strongly urged to complete and return their proxies for both Meetings as soon as possible and, in any event, no later than [●] (UK time) (in the case of the Scheme Meeting) and [●] (UK time) (in the case of the Company GM) in each case on [●], 2026. Even if you plan to attend either or both Meetings, we encourage you to vote by proxy before the Meeting(s) that you plan to attend.

After carefully reading and considering the information contained in this proxy statement, including the Transaction Agreement, Scheme of Arrangement and the other documents referenced therein, please submit your proxy or proxies over the internet in accordance with the instructions set forth on the applicable form of proxy, or mark, sign and date the applicable form of proxy and return it with the enclosed prepaid envelope as soon as possible so that your Company Ordinary Shares may be voted at the applicable Meeting. Your form of proxy or your internet directions will instruct the persons identified as your proxy to vote your Company Ordinary Shares at the applicable Meeting as directed by you.

If a Company Shareholder signs and returns his, her or its form of proxy appointing the individuals referred to on the form of proxy of the applicable special meeting as his, her or its proxy but does not mark the form of proxy to tell the proxy how to vote on a proposal, such shares will be voted in respect of such proposal at the discretion of the named proxies of the applicable Meeting. Where the chairman of the Meetings is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

If you hold your Company Ordinary Shares through a broker, bank, trustee or other nominee, you must follow the instructions provided by your broker, bank, trustee or other nominee when instructing them how to vote your Company Ordinary Shares at the Meetings.

Q:	Are Company Shareholders entitled to appraisal or dissenters’ rights?

A:	Under the laws of England and Wales, Company Shareholders do not have appraisal or dissenters’ rights in connection with the Transaction or any of the transactions described in this proxy statement.

Q:	May I attend the Court hearing to sanction the Scheme of Arrangement?

A:	Company Shareholders are entitled to attend and be heard at the Court hearing to sanction the Scheme of Arrangement (the “Court Hearing”), either in person or by proxy, to support or oppose the Scheme of Arrangement. The Court’s address is 7 Rolls Buildings, Fetter Lane, London EC4A 1NL. The Company will disclose the date of the Court Hearing by public announcement and filing with the SEC after it has been scheduled in due course.

Q:	May I change my vote after I have mailed my signed forms of proxy or voted over the internet?

A:	Yes, you may change your vote before your proxy is voted at the Scheme Meeting or before your proxy is voted at the Company GM.

If you are a shareholder of record, you can do this in one of the following ways:

●	sign and return by mail a valid form of proxy for the applicable Meeting with a later date so that it is received prior to [●] (UK time) on [●], 2026;

●	before the applicable Meeting, provide written notice that you have revoked your proxy for the applicable Meeting to the Company’s Corporate Controller and Company Secretary, so that it is received by [●] (UK time) on [●], 2026 at the following address:

Luxfer Holdings PLC

Attention: Corporate Controller and Company Secretary
Lumns Lane, Manchester M27 8LN, United Kingdom

●	submit revised voting instructions over the internet by following the instructions set forth on the applicable form of proxy; or

●	attend the applicable Meeting and vote in person.

If you are a beneficial holder and have instructed a broker, bank, trustee or other nominee to vote your shares, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.

Q:	What are the material tax consequences of the Transaction?

A:	For U.S. federal income tax purposes, the receipt of the Consideration in exchange for Company Ordinary Shares pursuant to the Scheme of Arrangement is generally expected to be a taxable transaction, and a U.S. Holder will generally recognize gain or loss equal to the difference, if any, between (i) the Consideration received by such U.S. Holder in the Scheme of Arrangement and (ii) the U.S. Holder’s adjusted tax basis in the Company Ordinary Shares surrendered in exchange therefor. A Non-U.S. Holder generally will not be subject to U.S. federal income tax with respect to the receipt of the Consideration in exchange for Company Ordinary Shares pursuant to the Scheme of Arrangement unless such Non-U.S. Holder has certain connections to the United States or certain other exceptions apply. For additional information see the section of this proxy statement entitled “Material Tax Consequences of the Transaction—Material U.S. Federal Income Tax Considerations” beginning on page 64.

For UK tax purposes, the receipt of the Consideration in exchange for the Company Ordinary Shares pursuant to the Scheme of Arrangement is generally expected to be a taxable disposal, and a UK Shareholder who is an individual or within the charge to UK corporation tax will generally recognize a gain or loss equal to the difference, if any, between (i) the Consideration received by such UK Shareholder in the Scheme of Arrangement and (ii) the UK Shareholder’s allowable base cost in the Company Ordinary Shares surrendered in exchange therefor. A Non-UK Shareholder who does not conduct any trade, profession or vocation carried out in the UK (whether through a branch, agency, permanent establishment or otherwise) should not generally be subject to UK tax on chargeable gains in respect of such a disposal. For additional information see the section of this proxy statement entitled “Material Tax Consequences of the Transaction—Material United Kingdom Tax Consequences of the Transaction” beginning on page 67.

All Company Shareholders should consult their own tax advisors to determine the particular tax consequences to them of the Scheme of Arrangement, including the applicability and effect of any U.S. federal, state, local, non-U.S. and other tax laws.

Q:	When will the Company announce the voting results of the Meetings, and where can I find the voting results?

A:	The Company will announce the preliminary results at the Meetings and will publish the final results in a Form 8-K filed with the SEC within four business days after the date of the Meetings.

Q:	Where can I find more information about the Company?

A:	You can find more information about the Company from various sources described under “Where You Can Find More Information” beginning on page 106.

Q:	Who can help answer my questions?

A:	If you have questions about the Transaction, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the forms of proxy that you receive, you should contact Innisfree M&A Incorporated (“Innisfree”), the proxy solicitation agent for the Company, by telephone. Shareholders may call toll-free at +1 (877) 687-1874; brokers, banks, trustees and other nominees may call collect at +1 (212) 750-5833.

If your Company Ordinary Shares are held by a broker, bank, trustee or other nominee, you should contact your broker, bank, trustee or other nominee for additional information.

PROPOSED TIMETABLE OF PRINCIPAL EVENTS

All dates and times are based on the Company’s and Buyer’s current expectations and are subject to change. Terms used but not defined in “Proposed Timetable of Principal Events” shall have the meanings given to them in the Scheme of Arrangement. If any of the dates and/or times in this expected timetable change, the Company will publicly announce the changes.

Event	Time and / or Date(1)
Beneficial Holder Record Time for the Scheme Meeting and Company GM	[●] (UK time) on [●], 2026

Latest time for receipt of forms of proxy for Scheme Meeting	[●] (UK time) on [●], 2026(2)

Latest time for receipt of forms of proxy for the Company GM	[●] (UK time) on [●], 2026(2)

Voting Record Time	[●] (UK time) on [●], 2026(3)

Scheme Meeting	[●] (UK time) on [●], 2026

Company GM	[●] (UK time) on [●], 2026, or if the Scheme Meeting has not concluded by [●] (UK time), as soon as possible after the conclusion of the Scheme Meeting(4)

The following dates and times associated with the Scheme of Arrangement are presented for illustrative purposes only, are subject to change and will depend on, among other things, the date on which the conditions to the Scheme of Arrangement and the Transaction are satisfied or, if capable of waiver, waived. Luxfer will give adequate notice of all these dates and times, when known, by public announcement and SEC filing. Further updates and changes to these times will be notified in the same way. See also note (1).

Court Hearing to sanction the Scheme	D, a date expected to be in October, 2026, subject to the satisfaction or waiver of relevant conditions to the Transaction.

Last day for dealings in Company Ordinary Shares on the NYSE	D+1 Business Day

Scheme Record Time	[●] (UK time) on D+1 Business Day

Scheme Effective Time	D+2 Business Days

(1)	The dates and times given are indicative only and are based on current expectations and are subject to change (including as a result of changes to the regulatory timetable).

(2)	Company Shareholders are strongly urged to complete and return both forms of proxy as soon as possible and, in any event, no later than [●] (UK time) (in the case of the Scheme Meeting) and [●] (UK time) (in the case of the Company GM) in each case on [●], 2026.

(3)	If either the Scheme Meeting or the Company GM is adjourned, the Voting Record Time for the relevant adjourned meeting will be [●] (UK time) on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the adjourned meeting.

(4)	To commence at [●] (UK time) or as soon thereafter as the Scheme Meeting concludes or is adjourned.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and any documents to which the Company refers in this proxy statement or any such documents incorporated by reference into this proxy statement, includes “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act including with respect to the proposed Transaction, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Buyer and the Company to complete the transactions contemplated by the Transaction Agreement, including statements about the Transaction, statements about the expected timetable for completing the Transaction, the Company’s beliefs and expectations and statements about the benefits sought to be achieved in the proposed Transaction, and the potential effects of the Transaction on the Company. When used in this proxy statement, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “target,” “could,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “may,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Although we believe that these forward-looking statements and the underlying assumptions are reasonable, we cannot assure you that they will prove to be correct. There can be no guarantees that the conditions to the closing of the proposed Transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements. Some of those factors (in addition to others described elsewhere in this proxy statement and in subsequent securities filings) include, but are not limited to, uncertainties as to the timing of the proposed Transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed Transaction contained in the Transaction Agreement may not be satisfied or waived (including, but not limited to, the failure to obtain the Company Shareholder Approval and the failure to obtain the sanction of the Court); the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement; the effects of disruption from the transactions contemplated by the Transaction Agreement and the impact of the announcement and pendency of the Transaction on the Company’s business, including its ability to retain and hire key personnel and maintain relationships with customers; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company Ordinary Shares; the risk of any unexpected costs or expenses resulting from the Transaction; the risk that shareholder litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability; and other risks related to the Company’s business.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is described in Part I, Item 1A of the Company’s latest Annual Report on Form 10-K under the heading “Risk Factors”, as well as in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents we have filed with the SEC. These filings are available on the investor relations section of the Company’s website at https://www.luxfer.com/investors/ or on the SEC’s website at https://www.sec.gov.

The Company expressly qualifies in their entirety all forward-looking statements attributable to either the Company or any person acting on the Company’s behalf by the cautionary statements contained or referred to in this proxy statement. The forward-looking statements made in this proxy statement are current only as of the date hereof. The Company assumes no obligation to revise or update any forward-looking statement, except as required by law.

PART 1—THE TRANSACTION AND THE MEETINGS

THE MEETINGS OF COMPANY SHAREHOLDERS

Overview

This proxy statement is being provided to Company Shareholders as part of a solicitation of proxies by the Company Board for use at the Scheme Meeting and Company GM and at any adjournment or postponement of such Meetings. This proxy statement is first being furnished to Company Shareholders on or about [●], 2026. This proxy statement provides Company Shareholders with information they need to be able to vote or instruct their vote to be cast at Meetings.

Time, Place, Date and Purpose of the Meetings

Scheme Meeting

The Scheme Meeting will be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG at [●] (UK time) on [●], 2026 unless adjourned or postponed. The Scheme Meeting is being held to allow the Scheme Shareholders to consider and, if thought fit, vote to approve the Scheme of Arrangement.

Company GM

The Company GM will be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG at [●] (UK time) on [●], 2026, unless adjourned or postponed, or, if the Scheme Meeting has not concluded by [●] (UK time), as soon as possible after the conclusion of the Scheme Meeting. The Company GM is being held to allow the Company Shareholders to consider and, if thought fit, to vote to approve the Company Shareholder Resolutions:

●	Scheme Implementation and Articles Amendment Proposal: A special resolution authorizing the Company Board to take all actions as it considers necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and to amend the Company Articles of Association for purposes thereof so that any Company Ordinary Shares that are issued on or after the Voting Record Time to persons other than Buyer (or its nominee(s)) will either be subject to the terms of the Scheme of Arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the Consideration.

●	Compensation Proposal: Approving, on a non-binding, advisory basis, the golden parachute compensation that may become payable to the Company’s named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54.

Attendance

Shareholders of record whose names appear on the register of the Company as of the Voting Record Time are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings. Changes to entries on the register after the Voting Record Time will be disregarded in determining the rights of any person to attend or vote at the Scheme Meeting and Company GM.

Company Shareholders who beneficially own Company Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and/or whose interests in Company Ordinary Shares are held in “street name” by a broker, bank, trustee or other nominee as of the Beneficial Holder Record Time will be entitled to direct his, her or its broker, bank, trustee or other nominee how to vote such beneficially held shares at the Scheme Meeting and the Company GM. Only a broker, bank, trustee or other nominee of a beneficial holder can vote such beneficially held shares and the vote cannot be cast unless such beneficial holder provides instructions to such broker, bank, trustee or other nominee, or obtains a legal proxy from such broker, bank, trustee or other nominee, which entitles such beneficial holder to vote such shares as a proxy for the shareholder of record.

If you are a shareholder of record and plan to attend the Meetings in person, you should be prepared to present photo identification such as a valid driver’s license or passport and verification of share ownership for admittance. If you are a shareholder of record, your ownership as of the Voting Record Time will be verified prior to admittance into the meeting. Please allow ample time for the admittance process.

The Company recommends that you submit your proxy even if you plan to attend either or both Meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at either or both Meetings.

WE ENCOURAGE YOU TO VOTE YOUR SHARES BY SUBMITTING A PROXY AS SOON AS POSSIBLE. IF YOU PLAN TO SUBMIT A PROXY, YOU MUST SUBMIT YOUR PROXY BY INTERNET NO LATER THAN [●] (UK TIME) ON [●], 2026 OR, IF YOU ARE VOTING BY MAIL, YOUR PRINTED PROXY CARD MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD BY SAID TIME ON [●], 2026.

How to Vote

The Company encourages you to cast your vote by one of the following methods: (i) vote by internet at [●], (ii) vote by mail by using the enclosed form of proxy card, or (iii) vote by attending the applicable Meeting and voting in person.

If you properly complete, sign and date your form of proxy, your Company Ordinary Shares will be voted in accordance with your instructions. The named proxies will vote all Company Ordinary Shares at the Meetings for which proxies have been properly submitted and not revoked. If you sign and return your forms of proxy appointing the individuals referred to on the forms of proxy as your proxy but do not mark your forms to tell the proxy how to vote on a proposal, your Company Ordinary Shares will be voted in respect of such proposal at the discretion of the named proxies. Where the chairman of the Meetings is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

If your Company Ordinary Shares are held in “street name” by your broker, bank, trustee, or other nominee, your Company Ordinary Shares cannot be voted at the Meetings unless you provide instructions to your broker, bank, trustee, or other nominee or obtain a legal proxy from said party. You should follow the directions provided by your broker, bank, trustee, or other nominee regarding how to instruct such nominee to vote your Company Ordinary Shares at the Scheme Meeting and at the Company GM.

YOUR VOTE IS IMPORTANT. Even if you plan to attend the Scheme Meeting or Company GM, we strongly urge you to please submit a proxy card or voting instruction form for the Scheme Meeting and Company GM as soon as possible. For specific instructions on voting, please review this proxy statement and the proxy cards included with this proxy statement. It is important, for the Scheme Meeting in particular, that as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the Company Shareholders.

Proposals

Scheme Meeting: Company Shareholders entitled to vote at the Scheme Meeting are being asked to approve the Scheme Proposal, which is a proposal to consider and, if thought fit, to approve the Scheme of Arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court at the Scheme Meeting.

Company GM: Company Shareholders entitled to vote at the Company GM are being asked to approve the following Company Shareholder Resolutions:

●	Scheme Implementation and Articles Amendment Proposal: Authorizing the Company Board to take all actions as it considers necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and to amend the Company’s Articles of Association for purposes thereof so that any Company Ordinary Shares that are issued on or after the Voting Record Time to persons other than Buyer (or its nominee(s)) will either be subject to the terms of the Scheme of Arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the Consideration.

●	Compensation Proposal: Approving, on a non-binding, advisory basis, the golden parachute compensation that may become payable to the Company’s named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54.

Record Date; Outstanding Company Ordinary Shares; Company Ordinary Shares Entitled to Vote

Company Shareholders that are shareholders of record whose names appear on the Company’s register of members as of the Voting Record Time ([●] p.m. (UK time) on [●], 2026, or, if the Meetings are adjourned or postponed to a later date, [●] p.m. (UK time) on the day which is two days (excluding non-working days in the United Kingdom) before such later date) are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings.

Company Shareholders that are beneficial holders of Company Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and/or whose interests in Company Ordinary Shares are held in “street name” by a broker, bank, trustee or other nominee as of the Beneficial Holder Record Time ([●] p.m. (UK time) on [●], 2026) will be entitled to vote at the Meetings by directing their broker, bank, trustee or other nominee how to vote their beneficially held Company Ordinary Shares at the Meetings, or any adjournment or postponement thereof.

As of [●], 2026, there were [●] Company Ordinary Shares outstanding.

Quorum

In accordance with the Company’s Articles of Association, the presence in person or by proxy of two or more Company Shareholders that are shareholders of record and entitled to vote shall be a quorum for all purposes of the Scheme Meeting and the Company GM. A Company Shareholder that is not an individual is to be considered present if it is represented by a duly authorized representative. The Company intends to treat as “present” for the Company GM Company Shareholders who are shareholders of record that have submitted properly executed or if applicable, transmitted proxies with respect to the Company GM that are marked “abstain.”

As of [●], 2026 the Company held [●] Company Ordinary Shares in treasury, which Company Ordinary Shares will not be taken into account in determining a quorum, or for purposes of voting, at the Meetings.

Company Share Ownership and Voting by the Company’s Directors and Officers

As of [●], 2026, members of the Company Board and executive officers of Luxfer held, in the aggregate, [●] Company Ordinary Shares at the Meetings (and [●] Company Ordinary Shares when taking into account rights to acquire Company Ordinary Shares within 60 days of August 18, 2026), representing [●] percent of the Company Ordinary Shares then-outstanding. Concurrently with the execution and delivery of the Transaction Agreement, certain of the executive officers of the Company, solely in their capacity as Company Shareholders, entered into Voting Agreements with Buyer, pursuant to which, among other things, such executive officers agreed, subject to certain limitations, to support the Transaction, including by voting their Company Ordinary Shares in favor of the Scheme of Arrangement at the Scheme Meeting and the Scheme Implementation and Articles Amendment Proposal at the Company GM.

Vote Required; Recommendation of the Company Board

Scheme Meeting

Scheme Proposal: Company Shareholders are being asked to vote to approve the Scheme of Arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court at the Scheme Meeting. The Scheme Proposal must be approved by a majority in number of the Scheme Shareholders present and voting at the Scheme Meeting (or any adjournment or postponement thereof) in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast.

While all of the Company Ordinary Shares voted at the Scheme Meeting will count towards the 75% in value test, it is important to be aware that because Cede & Co. is the registered holder (as nominee for The Depository Trust Company) of the Company Ordinary Shares held by beneficial owners, the beneficial owners themselves will not be counted towards the majority in number test. Accordingly, if you are a beneficial owner who wishes to be counted towards the majority in number test, you must elect to become a shareholder of record. Please contact your broker, bank, trustee or other nominee for additional information.

The vote required to approve the Scheme Proposal at the Scheme Meeting is based on votes properly cast at the meeting by shareholders of record. Broker non-votes (i.e., Company Ordinary Shares present at the Meetings but for which the relevant broker, bank, trustee or other nominee did not receive voting instructions from the beneficial holder of such Company Ordinary Shares) are not considered votes properly cast and will have no effect on such proposal. Abstentions are not permitted with respect to the Scheme Proposal.

The Transaction is conditioned on approval of the Scheme Proposal at the Scheme Meeting.

Company GM

Scheme Implementation and Articles Amendment Proposal: At the Company GM, the Scheme Implementation and Articles Amendment Proposal must be approved as a “special resolution,” which requires the approval by not less than 75% of the votes cast by Company Shareholders who (being entitled to do so) vote in person or by proxy at the Company GM (or at any adjournment or postponement thereof).

Compensation Proposal: The non-binding, advisory vote on the golden parachute compensation is an “ordinary resolution” which requires the approval, on an advisory (non-binding) basis, of not less than 50% of the votes cast by Company Shareholders present and voting (in person or by proxy) at the Company GM, and is a vote separate and apart from the vote required to approve the Transaction. Accordingly, if you are a Company Shareholder, you may vote to approve the Transaction by voting to approve the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal, and vote not to approve the Compensation Proposal, and vice versa. If the Transaction is completed, the Transaction-related compensation will be paid to the Company’s named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if the Company Shareholders fail to approve the Compensation Proposal.

The votes required to approve the Scheme Implementation and Articles Amendment Proposal and Compensation Proposal are based on Company Shareholder votes properly cast at the Company GM. Abstentions and broker non-votes will be counted for purposes of determining a quorum but not for purposes of determining the number of votes properly cast. As a result, abstentions and broker non-votes will have no effect on the Company Shareholder Resolutions.

A broker non-vote generally occurs when a broker, bank, trustee or other nominee holding Company Ordinary Shares on your behalf does not vote on a proposal because the broker, bank, trustee or other nominee has not received your voting instructions and lacks discretionary power to vote the Company Ordinary Shares. Broker non-votes, if any, will be counted for the purpose of determining whether a quorum is present at the Meetings.

Company Board Recommendation

After careful consideration, at a meeting held on July 25, 2026, the Company Board unanimously by all directors in attendance: (i) approved and declared the Transaction Agreement, and the transactions contemplated thereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby fair to and in the best interests of the Company and its shareholders as a whole, (ii) declared that it is advisable and in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein, (iii) directed that an application be made to the Court to seek directions relating to the Scheme of Arrangement, and (iv) resolved to recommend, subject to the terms and conditions of the Transaction Agreement, that the Company Shareholders vote in favor of the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal.

The Company Board recommends that Company Shareholders vote “FOR” the Scheme Proposal at the Scheme Meeting, “FOR” the Scheme Implementation and Articles Amendment Proposal at the Company GM, and “FOR” the Compensation Proposal at the Company GM.

In considering the recommendations of the Company Board described above, you should be aware that the directors and executive officers of the Company may have interests in the proposed Transaction that are in addition to, or different from, the interests of the Company Shareholders generally. For more information regarding these interests, see the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54

Voting Your Company Ordinary Shares

Shareholders of Record

Shareholders of record as of the Voting Record Time are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings and may vote by completing such Company Shareholder’s proxy card and mailing it, by voting online or by voting in person at each of the Meetings. Please review the instructions on the proxy card regarding your voting options.

The Company recommends that you submit your proxy even if you plan to attend either or both Meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at either or both Meetings.

If you are a shareholder of record, you may use the forms of proxy that you receive to tell the persons named as proxies how to vote your Company Ordinary Shares.

If you properly complete, sign and date your form of proxy, your Company Ordinary Shares will be voted in accordance with your instructions. The named proxies will vote all Company Ordinary Shares at the Meetings for which proxies have been properly submitted and not revoked. If you sign and return your forms of proxy appointing the individuals referred to on the forms of proxy as your proxy but do not mark your forms to tell the proxy how to vote on a proposal, your shares will be voted in respect of such proposal at the discretion of the named proxies. Where the chairman of the Meetings is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

Company Shareholders of record may also vote over the internet at [●]. Voting instructions can be found on the forms of proxy you received for the Meetings. Either method of submitting a proxy will enable your Company Ordinary Shares to be represented and voted at the applicable Meeting.

Beneficial Holders

Company Shareholders who beneficially own Company Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and/or whose interests in Company Ordinary Shares are held in “street name” by a broker, bank, trustee or other nominee as of the Beneficial Holder Record Time, will be entitled to direct his, her or its broker, bank, trustee or other nominee how to vote such beneficially held shares at the Meetings following the instructions that the broker, bank, trustee or other nominee provides you along with this proxy statement. Your broker, bank, trustee or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your Company Ordinary Shares, so you should read carefully the materials provided to you by your broker, bank, trustee or other nominee. Only beneficial owners of Company Ordinary Shares as of the Beneficial Holder Record Time will have the right to direct their broker, bank, trustee or other nominee how to vote such Company Ordinary Shares.

If you do not provide a signed voting instruction form to your broker, bank, trustee or nominee, your Company Ordinary Shares will not be voted on any proposal on which the broker, bank, trustee or nominee does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a “broker non-vote.” In these cases, the broker, bank, trustee or nominee will not be able to vote your Company Ordinary Shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either Meeting, including the Scheme Proposal. Accordingly, you must follow the directions you receive from your broker, bank, trustee or nominee, in order for your Company Ordinary Shares held through such broker, bank, trustee or nominee to be voted in accordance with your wishes.

Revoking Your Proxy

If you are a shareholder of record and have already voted, you may change or revoke your proxy before it is exercised at the Scheme Meeting or the Company GM in the following ways:

●	sign and return by mail a valid form of proxy for the applicable Meeting with a later date so that it is received prior to [●] (UK time) on [●], 2026;

●	before the applicable Meeting, provide written notice that you have revoked your proxy for the applicable Meeting to the Company’s Corporate Controller and Company Secretary, so that it is received by [●] (UK time) on [●], 2026 at the following address:

Luxfer Holdings PLC

Attention: Corporate Controller and Company Secretary
Lumns Lane, Manchester M27 8LN, United Kingdom

●	submit revised voting instructions over the internet by following the instructions set forth on the applicable form of proxy; or

●	attend the applicable Meeting and vote in person.

If you are a beneficial holder and have instructed a broker, bank, trustee or other nominee to vote your Company Ordinary Shares, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.

Costs of Solicitation

The Company will bear the cost of soliciting proxies from Company Shareholders. The Company has retained Innisfree to assist in soliciting proxies. Under the terms of the agreement with Innisfree, the Company will pay them a fee of up to approximately $190,000. The Company will also reimburse Innisfree for certain expenses incurred by them. The Company and its agents will solicit proxies by mail. In addition, the directors, officers and employees of the Company, without additional compensation, and the employees of Innisfree may solicit proxies from Company Shareholders by electronic communication, or in person. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial holders of Company Ordinary Shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

Other Business

The Company is not aware of any other business to be acted upon at the Meetings. If, however, other matters are properly brought before the Meetings, the proxies will have discretion to vote or act on those matters, and where the chairman of the Meeting is appointed proxy the chairman will exercise such discretion as in their judgment is in the best interest of the Company and the Company Shareholders.

Adjournment

Any adjournment or postponement of the Scheme Meeting will result in an adjournment of the Company GM.

Assistance

If you need assistance in completing your forms of proxy or have questions regarding the Meetings, please contact Innisfree, the proxy solicitation agent for the Company by telephone. Shareholders may call toll-free at +1 (877) 687-1874; banks, brokers, trustees and other nominees may call collect at +1 (212) 750-5833.

THE TRANSACTION

Overview of the Transaction

Luxfer entered into the Transaction Agreement with Buyer on July 26, 2026. A copy of the Transaction Agreement is attached as Annex A to this proxy statement. The Transaction Agreement provides for the implementation of the Scheme of Arrangement (a copy of which is included in the section of this proxy statement entitled “Part 3—Scheme of Arrangement”) pursuant to which, among other things, Company Shareholders will receive, in exchange for each Company Ordinary Share, an amount in cash, without interest, equal to $17.37 per Company Ordinary Share, which we refer to as the Consideration, subject to any applicable tax withholdings.

The Transaction will be implemented by way of a scheme of arrangement sanctioned by the Court, pursuant to the terms of the Transaction Agreement. Upon the implementation of the Transaction, the Company will become a wholly-owned subsidiary of Buyer or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement.

The completion of the Transaction is subject to certain closing conditions, including approval by Company Shareholders of the Scheme Proposal at the Scheme Meeting and the Scheme Implementation and Articles Amendment Proposal at the Company GM, receipt of regulatory approvals and the other conditions to completion as set forth in the Transaction Agreement and as further described below.

At the Effective Time, all Company Ordinary Shares then outstanding will be transferred from the Company Shareholders to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement) in accordance with the provisions of the Scheme of Arrangement and the Transaction Agreement, and the Company Shareholders will cease to have any rights with respect to the Company Ordinary Shares, except their rights under the Scheme of Arrangement, including the right to receive the Consideration. As soon as practicable following the Effective Time, the Company’s register of members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Ordinary Shares to Buyer (or such affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement), following which the Company shall be a wholly owned subsidiary of Buyer or such affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement. At the Effective Time and in consideration of the transfer of Company Ordinary Shares to Buyer and/or its affiliate as described above, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $17.37 per Company Ordinary Share, subject to required withholding taxes.

Capitalized terms used and not defined in this section have the meanings ascribed to them in the Transaction Agreement attached as Annex A to this proxy statement.

Background of the Transaction

The following chronology summarizes the key meetings and events that led to the signing of the Transaction Agreement. The following chronology does not purport to catalogue every conversation among the members of the Company Board or the representatives of Luxfer and other parties.

As part of Luxfer’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Company Board, together with members of Luxfer management, regularly reviews, considers and assesses Luxfer’s performance, future growth prospects, evolving industry landscape, customer opportunities, capital allocation and overall strategic direction in light of the current and anticipated business and economic environment and in consideration of Luxfer’s long-term business strategy to enhance value for Company Shareholders. These reviews include, among other matters, the consideration of potential opportunities for business combinations, acquisitions, dispositions and other financial and strategic alternatives, as compared to the benefits and risks of Luxfer’s continued operation as a standalone company.

In mid-September 2023, Luxfer began considering potential financial advisors to assist with a preliminary review of potential strategic alternatives available to Luxfer with the goal of driving improved financial performance. In connection with this evaluation, Luxfer contacted Deutsche Bank and one other internationally recognized investment bank regarding such an engagement. On October 23, 2023, following its evaluation of the two firms, Luxfer executed an engagement letter with Deutsche Bank as financial advisor in connection with the strategic review process, which was extended on August 20, 2025. Luxfer engaged Deutsche Bank based on Deutsche Bank’s knowledge of Luxfer, its businesses and the industries in which it operates, as well as Deutsche Bank’s experience advising companies of comparable size and complexity to Luxfer.

On October 25, 2023, Luxfer publicly announced that it had initiated a strategic review process and had engaged a leading global investment bank to assist Luxfer in conducting a comprehensive process to thoroughly evaluate all of Luxfer’s businesses, its capital structure, and available alternatives to unlock and maximize value.

On December 5, 2023, the Company Board held a regularly-scheduled meeting with representatives of Deutsche Bank and members of Luxfer management in attendance. Representatives of Deutsche Bank discussed with the Company Board certain preliminary financial information relating to Luxfer, and a range of potential strategic alternatives that might have been available to Luxfer at that time, including capital allocation and financing alternatives, strategic acquisition(s), a potential merger with a strategic partner, the divestiture of the Gas Cylinders, Elektron and/or Graphic Arts business divisions (whether to the same or different buyers), potential joint venture arrangements, and a sale of Luxfer as a whole, and a number of potential counterparties that might have interest in any of the applicable potential strategic transactions. The Company Board authorized Deutsche Bank to initiate informal exploratory discussions with such counterparties to gauge their interest in various potential transactions involving Luxfer. The closing price per Company Ordinary Share was $8.84 on December 5, 2023.

From January 19, 2024 through February 15, 2024, following discussions and preparatory work with Luxfer management, and with the approval of the Company Board, representatives of Deutsche Bank engaged in informal discussions with several potential strategic counterparties (certain of which were portfolio companies of financial sponsors) to gauge their potential interest in a transaction involving Luxfer. Three of these potential counterparties ultimately entered into confidentiality agreements with Luxfer during the formal sale process (as further described below). These potential strategic counterparties were selected because Luxfer, following discussions with representatives of Deutsche Bank, believed they would be best positioned to recognize the strategic and synergistic value of one or more of Luxfer’s business divisions. In addition, with the approval of the Company Board, from time-to-time until the launch of the formal sale process, representatives of Deutsche Bank periodically contacted certain financial sponsors on an informal basis to gauge potential interest in a transaction involving Luxfer.

On July 2, 2025, Luxfer completed the divestiture of its Graphic Arts business as one outcome of the strategic review process. Luxfer determined to pursue this divestiture based on a number of factors, including that the Graphic Arts business had an end-market orientation that differed from Luxfer’s other business divisions and the belief that the divestiture would be accretive from a financial perspective and improve the overall quality of Luxfer’s remaining portfolio of businesses.

Following these initial contacts and through the end of 2025, amid evolving political and macroeconomic conditions (including elevated tariff and trade policy uncertainty, restrictive monetary policy and uncertain prospects for interest rate reductions, and increased geopolitical and supply-chain risks), representatives of Deutsche Bank from time to time maintained contact with certain of the potential counterparties to whom they had reached out and received preliminary inbound inquiries from other potentially interested counterparties, in each case, involving high-level discussions of such potential counterparties’ potential interest in various potential transactions involving Luxfer. However, none of the informal discussions resulted in a proposal for the Gas Cylinders or Elektron business divisions or for an acquisition of Luxfer as a whole, as the majority of the counterparties contacted did not indicate any interest in continuing the evaluation of such potential opportunities at that time. Throughout this period, the Company Board regularly met with representatives of Deutsche Bank and members of Luxfer management to discuss the feedback received and level of interest expressed by such potential counterparties, and the advisability and timing of conducting further outreach to solicit indications of interest in a potential transaction for the Gas Cylinders or Elektron business divisions or for an acquisition of Luxfer as a whole. The Company Board ultimately determined not to conduct further outreach or launch a formal sale process at that time based on the feedback received and in light of then-prevailing market conditions and Luxfer’s operating performance, believing that any proposal received for the various potential transactions available to Luxfer would be inadequate and not in the best interests of Luxfer and the Company Shareholders, while still continuing to evaluate Luxfer’s strategic direction.

During 2024 and into early 2026, members of Luxfer management publicly discussed the ongoing strategic review and communicated strategic initiatives in connection with Luxfer’s regularly-scheduled quarterly earnings calls and related press releases, including the progress of the Graphic Arts divestiture, operational and cost improvements across Luxfer’s business divisions, and Luxfer’s continued assessment of market conditions to maintain optionality and maximize value for Company Shareholders.

On January 20, 2026, the Company Board held a regularly-scheduled meeting via videoconference with representatives of Deutsche Bank and members of Luxfer management in attendance. Representatives of Deutsche Bank discussed with the Company Board their initial assessment of launching a formal sale process in connection with the strategic review during the first half of 2026, noting, among other things, that the completion of the Graphic Arts divestiture had enhanced the feasibility of a broader sale process, that Luxfer’s underlying business performance had improved significantly since 2023, and that current general market conditions for mergers and acquisitions were conducive to such a process, with respect to the potential sale of Luxfer as a whole or either or both of its Gas Cylinders and Elektron business divisions (which potential transactions we refer to in this section of this proxy statement as a “WholeCo Transaction”, a “Gas Cylinders Transaction” or an “Elektron Transaction”, as applicable, and collectively as the “Potential Transaction Opportunities”). The Company Board discussed the potential benefits and risks of pursuing a Gas Cylinders Transaction or an Elektron Transaction in light of the potential complexity of aligning two separate transactions. The Company Board further discussed that, even if a proposed Gas Cylinders Transaction or Elektron Transaction was attractive to the Company Board, the Company Board would also need to consider that, unless both a Gas Cylinders Transaction and Elektron Transaction could be consummated simultaneously, the remaining Luxfer business division may not be of a size or scale to operate as a viable standalone public company. The Company Board reviewed with representatives of Deutsche Bank an illustrative process timeline in respect of the Potential Transaction Opportunities and a preliminary list of potential counterparties that representatives of Deutsche Bank compiled based on their prior contacts with potential counterparties, and Deutsche Bank’s general familiarity with Luxfer and its professional expertise and industry knowledge, and discussed other transactional considerations. The Company Board instructed representatives of Deutsche Bank and Luxfer management to continue monitoring macroeconomic and industry conditions and to assess, among other things, the timing and scope of launching a formal sale process with respect to the Potential Transaction Opportunities and the potential impacts of such a process on Luxfer’s business units. Representatives of Deutsche Bank then departed the meeting, at which time the Company Board discussed next steps, including the anticipated outreach schedule, and determined to revisit the launch of a formal sale process, including its timing and scope, at its next regularly-scheduled meeting.

Across March 3 and 4, 2026, the Company Board held a regularly-scheduled in-person meeting with representatives of Deutsche Bank and Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”), Luxfer’s outside legal counsel, and members of Luxfer management attending via videoconference. Representatives of Deutsche Bank discussed with the Company Board an overview of the current macroeconomic conditions and market expectations, their views regarding the impact of such factors on the potential timeline for a potential transaction, and merger and acquisition activity generally. Representatives of Deutsche Bank then reviewed with the Company Board a preliminary list of financial sponsors and strategic companies as potential counterparties for potential outreach, which Deutsche Bank viewed as likely to show interest in, and have the ability to consummate, a Potential Transaction Opportunity, based on, among other things, such potential counterparties’ previously demonstrated interest in Luxfer, potential strategic fit and the perceived ability to consummate a Potential Transaction Opportunity, and discussed with the Company Board the potential expansion of the list. Representatives of Deutsche Bank presented preliminary financial information relating to Luxfer. Representatives of Fried Frank then reviewed with the Company Board the Company Board’s fiduciary duties and certain process considerations relevant to its evaluation of a formal sale process with respect to the Potential Transaction Opportunities. The Company Board then met in executive session and discussed the potential benefits to the Company Shareholders of a potential transaction compared with remaining an independent standalone public company and the relative risks of pursuing the Potential Transaction Opportunities. The Company Board then discussed the next steps of the formal sale process, including the potential counterparties identified by representatives of Deutsche Bank for potential outreach, and the projected timeline for a Potential Transaction Opportunity, and authorized Deutsche Bank to launch a targeted, formal sale process with respect to the Potential Transaction Opportunities in connection with the strategic review, and to engage in discussions with such potential counterparties to determine such counterparties’ interest in participating in the process. The Company Board also established a Transaction Committee, consisting of Messrs. Patrick Mullen (Chair of the Company Board), Richard Hipple and Stewart Watson, to monitor the formal sale process on a weekly basis and to serve as a liaison with representatives of Deutsche Bank to receive and discuss regular updates on the status of the process, but without authority to act on behalf of the Company Board. The closing price per Company Ordinary Share was $12.69 on March 4, 2026.

On March 19, 2026, representatives of Deutsche Bank delivered a relationship disclosure letter to the Company Board, which addressed Deutsche Bank’s relationships with Luxfer. Later that same day, Luxfer executed a new engagement letter with Deutsche Bank as exclusive financial advisor in connection with a potential transaction involving Potential Transaction Opportunities. The Company Board decided to re-engage Deutsche Bank as its financial advisor based on Deutsche Bank’s qualifications, expertise, reputation, experience in mergers and acquisitions, and familiarity with Luxfer and its businesses.

From March 25, 2026 through April 2, 2026, representatives of Deutsche Bank commenced outreach to 43 potential counterparties (which included additional parties beyond those initially reviewed with the Company Board following further discussions between representatives of Deutsche Bank and Luxfer management), consisting of 13 strategic companies and 30 financial sponsors (including Wynnchurch) (collectively, the “Outreach Parties”), to formally solicit interest in a potential transaction involving one or more of the Potential Transaction Opportunities. Of the 13 strategic companies, eight were from the group of parties that representatives of Deutsche Bank had initial informal discussions with from January 19, 2024 through February 15, 2024. Following the initial feedback from the Outreach Parties, representatives of Deutsche Bank distributed confidentiality agreements to 25 Outreach Parties, 22 of which ultimately entered into a confidentiality agreement with Luxfer, while the remaining Outreach Parties declined to engage in further discussions. Each of the confidentiality agreements entered into by Luxfer in connection with the sale process contained a customary standstill provision prohibiting potential counterparties from, among other things, offering to acquire or acquiring Luxfer without the prior consent of Luxfer, in each case for an agreed-upon period of time, and certain of such standstill provisions would fall away after Luxfer entered into a definitive agreement with a third party providing for a change of control transaction of Luxfer.

From April 1 through April 14, 2026, Luxfer entered into a separate confidentiality agreement with Wynnchurch, one strategic company (“Party A”), and ten additional financial sponsors (referred to as “Party B”, “Party C”, “Party D”, “Party E”, “Party F”, “Party G”, “Party H”, “Party I”, “Party J”, and “Party K”), each of which was an Outreach Party.

Between April 9, 2026 and April 14, 2026, each Outreach Party that had executed a confidentiality agreement to date received from representatives of Deutsche Bank a confidential information memorandum, and, subject to executing a customary non-reliance letter, a third-party commissioned market study report and a third-party quality of earnings report. Each potential counterparty that subsequently entered into a confidentiality agreement with Luxfer was granted access to the same diligence information on the same day the potential counterparty entered into a confidentiality agreement.

On April 17, 2026, at the instruction of the Company Board, representatives of Deutsche Bank provided each Outreach Party that had executed a confidentiality agreement with Luxfer a separate process letter on behalf of Luxfer with respect to a WholeCo Transaction, a Gas Cylinders Transaction and an Elektron Transaction, as applicable, based on the Potential Transaction Opportunity in which such Outreach Party had expressed interest, requesting that each such Outreach Party submit a preliminary non-binding indication of interest with respect to the potential transaction(s) by May 4, 2026. Each process letter requested, among other items, that the applicable Outreach Party provide (i) in the case of a potential Gas Cylinders Transaction or Elektron Transaction, its proposed enterprise value for the applicable business on a cash-free, debt-free basis, and (ii) in the case of a potential WholeCo Transaction, its proposed price per Company Ordinary Share.

On April 20, 2026, representatives of Deutsche Bank received an inbound inquiry from a financial sponsor, and on April 23, 2026, Luxfer executed a confidentiality agreement with the potential counterparty. The terms of the confidentiality agreement were substantially similar to the terms of the confidentiality agreements Luxfer entered into with the Outreach Parties, including that it contained a customary standstill provision. Representatives of Deutsche Bank and such potential counterparty subsequently held a telephonic meeting, at the request of Company management, and representatives of Deutsche Bank provided such potential counterparty with the same due diligence materials provided to the Outreach Parties that previously executed a confidentiality agreement with Luxfer, but such potential counterparty did not ultimately submit an indication of interest.

On April 23, 2026, representatives of Deutsche Bank provided each potential counterparty that had executed a confidentiality agreement with Luxfer with preliminary unaudited earnings before interest, taxes, depreciation and amortization (which we refer to as “EBITDA”) results for the first quarter of fiscal year 2026 for each of Luxfer’s Gas Cylinders and Elektron business divisions and Luxfer as a whole, as applicable.

On April 28, 2026, Luxfer publicly announced its financial results for the first quarter of fiscal year 2026, and on the following day, conducted an investor teleconference call. During that call, members of Luxfer management raised full estimated fiscal year 2026 earnings guidance for Luxfer’s EBITDA, adjusted to exclude certain non-recurring expenses, and adjusted diluted earnings per share, while reconfirming guidance for revenue and free cash flow. Luxfer management also signaled an expectation for estimated fiscal year 2027 to achieve robust double-digit year-over-year earnings growth. During the question-and-answer portion of the teleconference, an equity research analyst inquired whether describing the strategic review as “active” in the earnings presentation had significance and whether Luxfer management had any comment regarding the strategic review. Luxfer management’s response highlighted that Luxfer continuously assesses performance and market conditions to maximize value for Company Shareholders and that, in connection with the strategic review process publicly announced in October 2023, Luxfer had continued its work with various third parties, including investment banking and strategic growth advisors. The closing price per Company Ordinary Share was $13.29 on April 28, 2026, prior to Luxfer’s announcement of its financial results, and $14.24 on April 29, 2026, following the announcement.

On April 30, 2026, following the receipt of an inbound inquiry from another financial sponsor by representatives of Deutsche Bank earlier that day, Luxfer executed a confidentiality agreement with such financial sponsor. The terms of the confidentiality agreement were substantially similar to the terms of the confidentiality agreements Luxfer entered into with other potential counterparties, including that it contained a customary standstill provision. Representatives of Deutsche Bank, at the request of Company management, subsequently held a videoconference with such potential counterparty to discuss the process timeline and provided it with due diligence information regarding Luxfer, but such potential counterparty did not submit an indication of interest.

On May 1, 2026, representatives of Deutsche Bank held a telephonic conference with representatives of another financial sponsor that had executed a confidentiality agreement with Luxfer, which contained customary confidentiality and standstill provisions, and discussed Luxfer’s business. Such financial sponsor did not ultimately enter the strategic review process.

On May 4, 2026, representatives of Deutsche Bank received, and promptly shared with members of Luxfer management, preliminary non-binding written indications of interest (i) for a potential WholeCo Transaction, from each of Wynnchurch (which indicated a proposed price ranging from $16.12 to $16.89 per Company Ordinary Share in cash), Party A (which indicated a proposed price of $16.50 per Company Ordinary Share in cash), Party B (which indicated a proposed price ranging from $17.92 to $19.96 per Company Ordinary Share in cash), Party E (which indicated a proposed price ranging from $17.20 to $18.30 per Company Ordinary Share in cash) and Party H (which indicated a proposed price ranging from $16.00 to $18.00 per Company Ordinary Share in cash), (ii) for a potential Elektron Transaction from Party G (which indicated a proposed range of enterprise values of $335 million to $375 million on a cash-free, debt-free basis), and (iii) for a potential Gas Cylinders Transaction from each of Party D (which indicated a proposed enterprise value of $154 million on a cash-free, debt-free basis), Party F (which indicated a proposed range of enterprise values of $145 million to $165 million on a cash-free, debt-free basis), and Party J (which indicated a proposed range of enterprise values of $123 million to $147 million on a cash-free, debt-free basis). Party A’s preliminary non-binding written indication of interest also indicated that, in addition to a potential WholeCo Transaction, Party A had a particular interest in the Elektron business division (primarily the magnesium business within the Elektron business division) and would be prepared to submit a proposal for a potential Elektron Transaction. Later that day and at the request of Company management, representatives of Deutsche Bank held videoconference calls with each respective potential counterparty to clarify certain terms and other matters in relation to the Potential Transaction Opportunity set out in their respective indications of interest. The closing price per Company Ordinary Share was $15.12 on May 4, 2026.

On May 5, 2026, representatives of Deutsche Bank received preliminary non-binding written indications of interest (i) for a potential WholeCo Transaction from Party I (which indicated a proposed price ranging from $15.50 to $17.50 per Company Ordinary Share in cash) and (ii) for a potential Gas Cylinders Transaction from Party C (which indicated a proposed range of enterprise values of $150 million to $170 million on a cash-free, debt-free basis). Representatives of Deutsche Bank promptly shared each indication of interest with members of Luxfer management.

On May 6, 2026, the Company Board held a meeting via videoconference with representatives of Deutsche Bank and Fried Frank and members of Luxfer management in attendance. Representatives of Deutsche Bank presented updated preliminary financial information relating to Luxfer, reviewed the financial terms of non-binding preliminary proposals received to date and discussed with the Company Board the preliminary proposals relative to the financial aspects of Luxfer’s standalone strategic plan. Following that discussion, the Company Board instructed representatives of Deutsche Bank to continue to engage with Wynnchurch, Party A, Party B, Party D, Party E, Party F, Party G, Party H, and Party I to elicit revised proposals and to invite them to each attend a management presentation over the course of May, and to inform Party J that, based on the terms of its preliminary proposal, it would not be invited to continue in the strategic review process. The closing price per Company Ordinary Share was $15.82 on May 6, 2026.

That same day, after the meeting of the Company Board had concluded, representatives of Deutsche Bank received a non-binding written indication of interest for a potential Elektron Transaction from Party K (which indicated a proposed range of enterprise values of $325 million to $350 million, on a cash-free, debt-free basis). Representatives of Deutsche Bank promptly shared this indication of interest with Luxfer management.

Also on May 6, 2026, representatives of another financial sponsor contacted representatives of Deutsche Bank to express potential interest in a transaction involving Luxfer. Representatives of Deutsche Bank discussed such financial sponsor’s interest and its ability to consummate a transaction without equity participation from third-party investors. Following discussions regarding such financial sponsor’s potential interest in a transaction and related transaction considerations, members of Luxfer management together with representatives of Deutsche Bank evaluated, among other things, the financial sponsor’s fund size, profile and transaction history, and determined not to advance discussions with such financial sponsor.

On May 7, 2026, representatives of Deutsche Bank held a meeting with representatives of Party K to discuss certain terms of Party K’s proposal. During that meeting, representatives of Party K indicated that Party K would be unlikely to submit a revised bid above the low end of its proposed valuation range, noting that projected growth for fiscal year 2026 alone was insufficient to support an increase in valuation and that Party K would need to see substantiation of projected financial performance for fiscal years 2027 and 2028 before considering any such increase. Representatives of Deutsche Bank subsequently conveyed Party K’s position to members of Luxfer management and indicated that Party K had also applied a discount to its valuation EBITDA for a potential Elektron Transaction relative to the EBITDA reflected in Party G’s indication of interest for the Elektron business division. Following subsequent discussions with Luxfer management, and taking into account, among other things, Party G’s preliminary non-binding indication of interest for an Elektron Transaction at a higher valuation and Party A’s written expressed interest in the Elektron business, representatives of Deutsche Bank were directed to inform Party K that it would not be moving forward in the strategic review process. In addition, Luxfer management directed Deutsche Bank to invite Party C to the next round of the process.

On May 7 and May 8, 2026, representatives of Deutsche Bank informed Wynnchurch, Party A, Party B, Party C, Party D, Party E, Party F, Party G, Party H and Party I that they had each been invited to participate in the next phase of the strategic review process and would be scheduled to meet with members of Luxfer management to participate in management presentations. Deutsche Bank maintained three separate virtual data rooms for the WholeCo Transaction, the Elektron Transaction and the Gas Cylinders Transaction, respectively, and granted each such potential counterparty access to the data room or data rooms corresponding to the Potential Transaction Opportunity in which such potential counterparty had expressed interest. Each data room contained an expanded set of diligence materials relevant to the applicable Potential Transaction Opportunity, and each was updated with additional due diligence information, including certain third-party environmental reports, throughout the strategic review process. Such potential counterparties were also permitted to conduct functional diligence sessions with representatives of Luxfer, join expert calls and participate in detailed, in-depth reviews of the relevant business division with members of Luxfer management, enabling such potential counterparties to conduct more extensive diligence on Luxfer’s business as they continued to refine their respective evaluations of the applicable Potential Transaction Opportunity.

On May 11, 2026, representatives of Deutsche Bank, at the direction of the Company Board and Luxfer management, conveyed to representatives of Party J and Party K, respectively, that each of their preliminary proposals did not warrant their continued participation in the strategic review process.

Between May 11 and June 3, 2026, representatives of Deutsche Bank and members of Luxfer management met with representatives of each of the ten potential counterparties that had been invited to participate in the next phase of Luxfer’s strategic review process for management presentations, site visits and subject matter discussions. Each potential counterparty that attended a management presentation received financial data relating to the applicable Potential Transaction Opportunity for which such counterparty had submitted an indication of interest, and each potential counterparty that submitted an indication of interest for a WholeCo Transaction received a proposed financial profile of Luxfer including the Financial Forecasts (as defined and discussed in further detail in the section of this proxy statement entitled “—Certain Company Forecasts”), which was consistent with Luxfer’s estimated fiscal year 2026 earnings guidance disclosed on April 28, 2026. Members of Luxfer management and representatives of Deutsche Bank facilitated responses to due diligence information requests from those potential counterparties during that period.

On May 18, 2026, representatives of Party I conveyed to representatives of Deutsche Bank that it would withdraw from participating in Luxfer’s strategic review process, noting that it did not believe it would be able to submit a proposal that would reflect a premium to Luxfer’s then-current trading price. The closing price per Company Ordinary Share was $15.48 on May 18, 2026.

On May 22, 2026, at the instruction of the Company Board, representatives of Deutsche Bank distributed a separate process letter on behalf of Luxfer to Wynnchurch, Party A, Party B, Party C, Party D, Party E, Party F, Party G and Party H, requesting that each potential counterparty submit a revised indicative non-binding proposal by June 3, 2026. Each process letter requested, among other items, that the applicable counterparty provide (i) in the case of a potential Gas Cylinders Transaction or Elektron Transaction, its proposed purchase enterprise value, on a cash-free, debt-free basis, for the applicable business and (ii) in the case of a potential WholeCo Transaction, its proposed price per Company Ordinary Share, and permitted such potential counterparties to reach out to debt financing sources upon receiving Luxfer’s consent.

On May 23, 2026, a strategic company (“Party L”) contacted representatives of Deutsche Bank to express potential interest in a transaction involving Luxfer, and on May 26, 2026, Luxfer executed a confidentiality agreement with Party L. Prior to the entry into the confidentiality agreement, Party L voluntarily disclosed that its principal owner owned in the aggregate less than 0.5% of the outstanding Company Ordinary Shares. Party L, together with its principal owner, became subject to the standstill provision in the confidentiality agreement following its execution. At the direction of Luxfer management, representatives of Deutsche Bank subsequently provided Party L with certain due diligence information, and on May 28, 2026, Party L informed representatives of Deutsche Bank that it was not interested in pursuing an Elektron Transaction as it was only interested in certain assets and accordingly would not participate in the strategic review process.

From May 26, 2026 through June 2, 2026, three potential counterparties that had each attended management presentations and conducted several due diligence sessions with representatives of Luxfer informed representatives of Deutsche Bank that they were no longer interested in participating in the strategic review process and would not submit a revised proposal for a potential transaction involving Luxfer. Representatives of Party F told representatives of Deutsche Bank that it would withdraw, noting that its underwriting of EBITDA in the Gas Cylinders division implied a business smaller in scale than would justify its continued participation. Representatives of Party G indicated to representatives of Deutsche Bank that it would withdraw, noting that its interest was limited to the powders portion of the Elektron business rather than the entire Elektron business, and that it was therefore no longer interested in pursuing an Elektron Transaction. Representatives of Party H expressed to representatives of Deutsche Bank that it would withdraw, noting perceived softer-than-anticipated growth potential in the Elektron business, operating complexity, refined views on underwriting EBITDA, and concerns around the increase in the price performance of Company Ordinary Shares and the implied premiums.

On May 28, 2026, representatives of Party A communicated to representatives of Deutsche Bank that Party A was no longer interested in pursuing a potential WholeCo Transaction following Party A’s additional due diligence conducted on Luxfer, but intended to submit a proposal only for a potential Gas Cylinders Transaction.

On June 3, 2026, representatives of Deutsche Bank received, and promptly shared with members of Luxfer management, non-binding revised written proposals (i) for a potential WholeCo Transaction from Wynnchurch and Party B, with a proposed price of $17.25 and $18.00 per Company Ordinary Share in cash, respectively, and (ii) for a potential Gas Cylinders Transaction from Party D, Party C and Party A, with proposed enterprise values of $143 million, $162 million and $228 million, respectively, in each case on a cash-free, debt-free basis. No proposal for an Elektron Transaction was submitted. Representatives of Party E conveyed to representatives of Deutsche Bank that Party E would only submit a written proposal if Luxfer would execute an exclusivity agreement with Party E. Following discussions with Luxfer management, representatives of Deutsche Bank communicated that Luxfer would not grant exclusivity absent a written proposal sufficiently compelling to justify ending communications with other potential counterparties, and Party E indicated that it was discouraged by the recent increase in the price performance of Company Ordinary Shares and did not submit a revised proposal. The closing price per Company Ordinary Share was $17.31 on June 3, 2026.

On June 5, 2026, representatives of Deutsche Bank received an inbound inquiry from another financial sponsor regarding its potential participation in the strategic review process. At the request of Luxfer management, representatives of Deutsche Bank subsequently held a videoconference with representatives of such financial sponsor to provide an overview of the status of the process. Following that discussion, such financial sponsor indicated that it would not participate, citing the accelerated timeline at that stage of the process and competing near-term strategic priorities.

On June 7, 2026, representatives of Party L communicated to representatives of Deutsche Bank that, despite its previous communication that it would not participate in the strategic review process, it desired to purchase certain assets of Luxfer’s Elektron business.

On June 8, 2026, representatives of Deutsche Bank held videoconferences with Wynnchurch and Party B to discuss their respective revised proposals, additional drivers of value, and the importance of submitting a final offer that reflected an increase in value for Company Shareholders.

On June 9, 2026, the Company Board held an in-person meeting, which the Company Board reconvened and continued on June 10, 2026 with representatives of Deutsche Bank and Fried Frank in attendance via videoconference. Representatives of Deutsche Bank provided a general update on the strategic review process and the feedback received to date, including from Party E and the other potential counterparties that had withdrawn from the process or declined to submit a revised proposal. Representatives of Deutsche Bank then presented updated preliminary financial information relating to Luxfer and discussed with the Company Board the financial terms of the revised proposals, noting that the enterprise values proposed for a potential Gas Cylinders Transaction by Party C and Party D were significantly lower than the enterprise value proposed by Party A for a potential Gas Cylinders Transaction. The Company Board, after discussions with representatives of Deutsche Bank, including a discussion of the recent trading price of Company Ordinary Shares, market expectations and macroeconomic conditions, indicated its view that Party A’s continued interest in a Gas Cylinders Transaction could be used as leverage to increase the value of Wynnchurch’s and Party B’s competing WholeCo Transaction proposals, as the Company Board noted that Party A could potentially be partnered with the prevailing WholeCo Transaction party at the conclusion of the process. Alternatively, in the event that both Wynnchurch and Party B were to withdraw from the strategic review process, representatives of Deutsche Bank could facilitate Party A’s pursuit of a WholeCo Transaction instead. The Company Board determined that the revised proposals received for a potential WholeCo Transaction reflected an adequate level of value to warrant continuing to advance those potential counterparties in the strategic review process. Following discussion, the Company Board instructed representatives of Deutsche Bank to continue to advance Wynnchurch, Party A and Party B in the strategic review process and to inform Party C, Party D and Party E that they would no longer be considered.

On June 10, 2026, representatives of Deutsche Bank and Wynnchurch met via videoconference to discuss Wynnchurch’s outstanding due diligence requests and plans for completing those workstreams.

On June 11, 2026, representatives of Deutsche Bank uploaded to the virtual data room an initial draft of the Transaction Agreement prepared by Fried Frank. The draft Transaction Agreement contained, among other things, (i) a “hell or high water” regulatory efforts standard, (ii) a fee of 7% of Luxfer’s equity value payable to Luxfer in the event of a termination of the Transaction Agreement in certain circumstances, (iii) a fee of 2% of Luxfer’s equity value payable by Luxfer in the event of a termination of the Transaction Agreement in certain circumstances and (iv) customary representations and warranties and covenants for a transaction involving a purchaser that is a financial sponsor.

Also on June 11, 2026, Wynnchurch, Party A and Party B received process letters from representatives of Deutsche Bank with instructions for submitting final proposals by July 14, 2026. The process letters distributed to Wynnchurch and Party B notified them that a draft of the Transaction Agreement for a potential WholeCo Transaction had been made available in the virtual data room, and requested submission of initial markups by July 7, 2026.

On June 12, 2026, representatives of Deutsche Bank, at the instruction of the Company Board, informed Party C and Party D that, based on their revised proposals, they would not be moving forward in the strategic review process, and informed Party E that, in light of the conversations held on June 3, 2026, it would likewise not be moving forward in the strategic review process. That same day, an Outreach Party that did not meaningfully participate in the strategic review process after initial outreach or submit a preliminary indication of interest in respect of a potential transaction involving Luxfer, contacted representatives of Deutsche Bank. The parties subsequently held a videoconference, during which such Outreach Party indicated that it would not be able to meet the process timeline and would not pursue the opportunity.

Also on June 12, 2026, representatives of Deutsche Bank contacted representatives of Party B to suggest that Party B complete previously deferred site visits and to inquire about Party B’s diligence progress. Representatives of Party B expressed openness to completing the site visits but did not commit to a specific date or timeline.

Also on June 12, 2026, representatives of Wynnchurch contacted representatives of Deutsche Bank to reiterate Wynnchurch’s continued interest in a potential WholeCo Transaction and to convey that it was engaging advisors to complete its due diligence on the desired process timeline. At this time, Wynnchurch was the only potential counterparty that had communicated that it had engaged legal counsel in connection with a Potential Transaction Opportunity, and no other potential counterparty had indicated that it was sufficiently advanced in its evaluation of a Potential Transaction Opportunity to engage outside legal counsel.

From mid-June 2026 through July 10, 2026, members of Luxfer management with the assistance of representatives of Deutsche Bank engaged in a series of in-person and telephonic meetings, including site visits, with representatives of Wynnchurch and its advisors to address Wynnchurch’s financial, commercial, environmental, legal and other due diligence requests and to discuss process matters relating to a potential WholeCo Transaction.

On June 17, 2026, representatives of Deutsche Bank hosted representatives of Party A, certain of whom attended in person at Deutsche Bank’s offices and certain of whom joined via videoconference, to discuss certain customer due diligence matters, and on June 23, 2026, representatives of Party A and Luxfer conducted site visits at one of the facilities of Luxfer’s Gas Cylinders business.

On June 26, 2026, representatives of Deutsche Bank contacted representatives of Party B to inquire about Party B’s diligence progress. Representatives of Party B indicated that Party B was not in a position to engage external advisors for detailed due diligence at that time. Following discussions with representatives of Deutsche Bank, representatives of Party B agreed to submit high-priority commercial and financial diligence questions central to Party B’s valuation analysis to enable substantive diligence to advance in a timely manner.

On June 29, 2026, representatives of Party L contacted representatives of Deutsche Bank and reiterated its interest in purchasing certain assets of the Elektron business.

On June 30, 2026, representatives of Luxfer hosted representatives of Party A for a site visit at another facility of Luxfer’s Gas Cylinders business.

On July 1, 2026, representatives of Wynnchurch attended a dinner with Mr. Andy Butcher, Chief Executive Officer of Luxfer, to discuss various value creation opportunities, and Mr. Butcher reiterated that Wynnchurch would need to increase its price per Company Ordinary Share in its final proposal.

On July 6, 2026, representatives of Party B contacted representatives of Deutsche Bank to facilitate additional financial and operational due diligence requests.

On July 7, 2026, representatives of Kirkland & Ellis LLP (“Kirkland”), Wynnchurch’s outside legal counsel, sent a revised draft of the Transaction Agreement to representatives of Fried Frank, which, among other things, (i) provided that certain shareholders would be expected to enter into a voting agreement in connection with the Transaction, (ii) proposed a modified regulatory efforts standard that required Buyer, but not its affiliates, to use best efforts to take actions necessary to resolve objections to the Transaction under any regulatory law, including through divestiture of Luxfer’s assets or businesses, (iii) reduced the termination fee payable by Buyer from 7% of Luxfer’s equity value to 6% of Luxfer’s equity value, (iv) increased the termination fee payable by Luxfer from 2% of Luxfer’s equity value to 4% of Luxfer’s equity value and (v) removed the automatic extension of the termination date if certain closing conditions related to receipt of certain regulatory approvals or the Scheme of Arrangement were not satisfied as of the termination date, but all other closing conditions were satisfied or waived as of such date.

On July 9, 2026, representatives of Deutsche Bank, Luxfer and Party A held a videoconference to discuss Party A’s key outstanding due diligence requests in respect of a potential Gas Cylinders Transaction.

On July 10, 2026, at the direction of Luxfer management, representatives of Fried Frank and Kirkland held a videoconference to discuss certain key terms of Kirkland’s markup of the Transaction Agreement.

On July 13, 2026, representatives of Party B contacted representatives of Deutsche Bank to advise that Party B would not submit a final proposal as it was not in a position to complete a WholeCo Transaction on the process timeline, but that it would be prepared to re-engage at a later date subject to conducting a complete due diligence review of Luxfer. Party B did not reaffirm its previous WholeCo Transaction proposal at $18.00 per Company Ordinary Share and indicated that, based on its evaluation of Luxfer’s financial growth prospects, any revised proposal would likely reflect a lower valuation than its prior non-binding proposals, and that it had delayed diligence due to the increase in the trading price of Company Ordinary Shares relative to its revised proposal submitted on June 3, 2026. Party B subsequently confirmed its decision to withdraw from the process in a written communication to representatives of Deutsche Bank.

On July 14, 2026, representatives of Wynnchurch submitted a written proposal to representatives of Deutsche Bank to acquire all of the Company Ordinary Shares for $17.40 per Company Ordinary Share in an all-cash transaction (the “July 14 Proposal”). The July 14 Proposal also contained a draft exclusivity agreement (the “Exclusivity Agreement”), which proposed a seven-day exclusivity period with a seven-day automatic extension. Representatives of Party A submitted a written proposal for the Gas Cylinders business proposing an enterprise value of $201.3 million, subject to customary confirmatory due diligence and Luxfer entering into an exclusivity agreement with Party A containing a 30-day exclusivity period. Representatives of Deutsche Bank promptly shared each proposal with members of Luxfer management, who in turn shared the proposals with Mr. Mullen. Mr. Mullen subsequently communicated the terms of the proposals to the members of the Company Board ahead of the Company Board meeting scheduled for the following day. The closing price per Company Ordinary Share was $17.09 on July 14, 2026.

Later on July 14, 2026, representatives of Deutsche Bank and Wynnchurch held a teleconference call to clarify certain terms of the July 14 Proposal, and separately, Kirkland provided drafts of a proposed Equity Commitment Letter, Debt Commitment Letter, Guarantee and form of Voting Agreement to representatives of Fried Frank.

On July 15, 2026, representatives of Deutsche Bank delivered an updated relationship disclosure letter to the Company Board, which addressed Deutsche Bank’s relationships with Luxfer, Wynnchurch, Party A and Party B.

Also on July 15, 2026, the Company Board held a meeting via videoconference with members of Luxfer management and representatives of Deutsche Bank and Fried Frank in attendance. Representatives of Deutsche Bank provided an overview of the proposals received the previous day and presented updated preliminary financial information relating to Luxfer, and the Company Board discussed with representatives of Deutsche Bank the terms of the July 14 Proposal and Party A’s proposal, together with the reasons Party B provided for not submitting a final proposal. In considering Party B’s withdrawal, the Company Board noted that Party B had not materially advanced its due diligence and had not actively involved third-party advisors in such diligence after submitting its non-binding revised written proposal on June 3, 2026, and that Party B had indicated that any revised proposal would likely reflect a lower valuation than its prior non-binding proposals. The Company Board also considered whether extending the process timeline to accommodate Party B’s potential re-engagement would be advisable, and determined that doing so would not be in the best interests of Luxfer and the Company Shareholders in light of Party B’s limited diligence progress, its indication that any future proposal would likely be at a lower price, the risk that a delay could jeopardize the momentum of negotiations with Wynnchurch, and the uncertainty of whether Party B would ultimately submit a proposal at all. In evaluating a potential Gas Cylinders Transaction on the terms proposed by Party A, the Company Board considered the potential incremental execution risk and structuring complexities presented by a carve-out transaction relative to a potential WholeCo Transaction on the terms of the July 14 Proposal. The Company Board also indicated that it would be supportive of entering into the Exclusivity Agreement if Wynnchurch increased its proposed price per Company Ordinary Share. Representatives of Fried Frank then provided an overview of the draft Transaction Agreement and summarized the discussions held with representatives of Kirkland regarding their initial markup, and the Company Board discussed with representatives of Fried Frank and Deutsche Bank the anticipated timeline and next steps for negotiating terms and completing the definitive Transaction Agreement and related documentation for a potential WholeCo Transaction with Wynnchurch. Following these discussions, the Company Board instructed Deutsche Bank to continue to negotiate with Wynnchurch to obtain a price per Company Ordinary Share higher than the price contained in the July 14 Proposal and convey to Party A that Luxfer was not willing to proceed with a potential Gas Cylinders Transaction on the terms set out in its latest proposal.

Later that same day, following the meeting of the Company Board, representatives of Deutsche Bank, as directed by the Company Board, conveyed to representatives of Wynnchurch that Luxfer would consider executing the Exclusivity Agreement subject to Wynnchurch increasing its offer price of $17.40 per Company Ordinary Share that was presented in the July 14 Proposal.

On July 16, 2026, representatives of Deutsche Bank, as instructed by the Company Board, conveyed to representatives of Party A that, in light of its most recent proposal, it would not continue in the process.

Also on July 16, 2026, representatives of Deutsche Bank and Luxfer management held a videoconference with representatives of Wynnchurch to discuss certain financial information requested by Wynnchurch.

On July 17, 2026, representatives of Party L contacted representatives of Deutsche Bank and reiterated its interest in purchasing certain assets of the Elektron business.

On July 18, 2026, representatives of Wynnchurch submitted an oral proposal to representatives of Deutsche Bank to acquire all of the Company Ordinary Shares for $17.50 per Company Ordinary Share in cash, an increase of $0.10 per Company Ordinary Share relative to the July 14 Proposal, subject to the same material terms, assumptions and conditions contained in the July 14 Proposal (the “July 18 Proposal”). Representatives of Wynnchurch also requested exclusivity through the end of the day on July 24, 2026 to negotiate the definitive transaction documents. Representatives of Deutsche Bank promptly conveyed the July 18 Proposal to members of Luxfer management, who in turn shared the July 18 Proposal with Mr. Mullen. As the July 18 Proposal reflected an increase in Wynnchurch’s proposed price per Company Ordinary Share relative to the July 14 Proposal, consistent with the Company Board’s prior direction at its July 15, 2026 meeting, Luxfer management and Mr. Mullen authorized proceeding with the negotiation of definitive transaction documents based on the terms of the July 18 Proposal, subject to the final approval of the Company Board, and to enter into the Exclusivity Agreement with Wynnchurch on the terms it had requested, but without provision for automatic extension of the exclusivity period. Representatives of Deutsche Bank subsequently conveyed to representatives of Wynnchurch that Luxfer was prepared to proceed with negotiation of definitive documentation on that basis. The closing price per Company Ordinary Share was $16.51 on July 17, 2026, the last trading day prior to the submission of the July 18 Proposal.

Later that evening, representatives of Fried Frank sent revised drafts of the Transaction Agreement, Exclusivity Agreement, Equity Commitment Letter, Debt Commitment Letter and Guarantee to representatives of Kirkland. The draft Transaction Agreement, among other things, (i) increased the termination fee payable by Buyer from 6% of equity value to 6.75% of equity value, (ii) decreased the termination fee payable by Luxfer from 4% of equity value to 3.75% of equity value, and (iii) proposed a modified hell-or-high-water regulatory efforts standard applicable to Buyer and its affiliates.

On July 19, 2026, Luxfer and Wynnchurch entered into the Exclusivity Agreement, which provided for an exclusivity period ending at 11:59 p.m. Eastern Time on July 24, 2026, and Luxfer’s unilateral right to terminate exclusivity with Wynnchurch immediately if Wynnchurch proposed reducing the price per Company Ordinary Share contemplated by the July 18 Proposal.

From July 19, 2026 through the evening of July 25, 2026, representatives of Fried Frank and Kirkland had several calls to discuss the remaining open terms and conditions of the definitive transaction documents, including the regulatory efforts standard, and exchanged revised drafts of the Transaction Agreement, the form of scheme of arrangement, the confidential Luxfer disclosure schedules to the Transaction Agreement (the “Company Disclosure Schedule”), the Voting Agreement, the Equity Commitment Letter, the Debt Commitment Letter, the Guarantee and other transaction documents.

On July 23, 2026, representatives of Deutsche Bank, Wynnchurch and Luxfer management held a videoconference as part of Wynnchurch’s ongoing confirmatory due diligence review of Luxfer, during which representatives of Wynnchurch sought to confirm certain of their findings regarding, among other things, certain financial adjustments and environmental liabilities in relation to certain of its transaction-related assumptions.

On July 24, 2026, representatives of Wynnchurch submitted a revised oral offer to representatives of Deutsche Bank to acquire all of the Company Ordinary Shares for $17.37 per Company Ordinary Share, with all other terms of the July 18 Proposal remaining unchanged (the “July 24 Proposal”). Prior to submitting the July 24 Proposal, representatives of Wynnchurch conveyed to representatives of Deutsche Bank that, based on certain findings from its ongoing due diligence conducted since July 18, 2026, Wynnchurch was unwilling to proceed with a transaction at the valuation reflected in the July 18 Proposal. Specifically, Wynnchurch identified, among other things certain inventory valuation adjustments, potential environmental liabilities, including potential remediation obligations associated with a closed facility, and supply chain risks and rising costs relating to certain critical rare earth materials. The closing price per Company Ordinary Share was $17.05 on July 24, 2026.

Later on July 24, 2026, the Company Board held a meeting via videoconference with representatives of Luxfer management, Deutsche Bank and Fried Frank in attendance. Representatives of Deutsche Bank provided the Company Board with a summary of the July 24 Proposal and discussed its financial terms relative to the prices contained in the July 14 Proposal and the July 18 Proposal, as well as the financial aspects of Luxfer’s standalone strategic plan. The Company Board reviewed and discussed the July 24 Proposal and considered the terms of the July 24 Proposal relative to the prospects for Luxfer on a standalone basis, including the specific findings identified by Wynnchurch during its confirmatory due diligence review, as well as risks associated with Luxfer’s business and industry, including challenges in key end markets, uncertainty relating to emerging growth opportunities, customer concentration, supply chain for key raw materials, inflationary pressures and regulatory risks. Representatives of Fried Frank then reviewed with the Company Board certain key terms of the draft Transaction Agreement and discussed certain remaining open items. The Company Board instructed representatives of Fried Frank to finalize the Transaction Agreement and the other definitive transaction documents based on the July 24 Proposal.

On July 25, 2026, the Company Board held a meeting via videoconference with representatives of Luxfer management, Deutsche Bank and Fried Frank in attendance to review the final terms and conditions of the Transaction. Representatives of Fried Frank provided the Company Board with a presentation on the fiduciary duties and standards of review with respect to the potential transaction with Wynnchurch and a summary of the key terms of the Transaction Agreement, the Company Disclosure Schedule and the other definitive transaction documents. Representatives of Deutsche Bank presented Deutsche Bank’s financial analysis with regard to the Consideration of $17.37 per share and rendered Deutsche Bank’s oral opinion to the Company Board, which was subsequently confirmed in writing, to the effect that, as of July 25, 2026, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations, qualifications and conditions on the review undertaken in connection therewith, as set forth therein, the Consideration was fair, from a financial point of view, to the holders of Company Ordinary Shares, excluding Buyer and its affiliates. For more information, see the section of this proxy statement entitled “—Opinion of the Company’s Financial Advisor” beginning on page 45. After discussion among the members of the Company Board, the Company Board (i) approved and declared the Transaction Agreement and the transactions contemplated thereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, fair to, and in the best interests of, Luxfer and the Company Shareholders, as a whole, (ii) declared that it is advisable and in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein, (iii) directed that an application be made to the Court to seek directions relating to the Scheme of Arrangement, and (iv) resolved to recommend, subject to the terms and conditions of the Transaction Agreement, that the Company Shareholders vote in favor of the Scheme Proposal and the Company Shareholder Resolutions.

Following that meeting of the Company Board, representatives of Fried Frank and Kirkland finalized the remaining transaction documents, and on July 26, 2026, Luxfer and Buyer executed the Transaction Agreement and delivered the executed Voting Agreement, the Equity Commitment Letter, the Guarantee and the final Company Disclosure Schedule. Buyer also delivered an executed Debt Commitment Letter.

On July 27, 2026, Luxfer and Wynnchurch each issued a press release announcing the parties’ entry into the Transaction Agreement before the opening of trading on the New York Stock Exchange.

Recommendation of the Company Board and Reasons for the Transaction

At a meeting on July 25, 2026, the Company Board, following consultation with the Company’s management and legal and financial advisors, considered and weighed various factors relevant to the proposed Transaction, evaluated the proposed terms and conditions of the Transaction Agreement and the other transaction documents, including the Scheme of Arrangement and the transactions contemplated thereby, and the directors in attendance unanimously: (1) approved and declared that the Transaction Agreement and the transactions contemplated thereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, were fair to, and in the best interests of, Luxfer and the Company Shareholders, as a whole, (2) declared that it is advisable and in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein, (3) directed that an application be made to the Court to seek directions relating to the Scheme of Arrangement, and (4) resolved to recommend, subject to the terms and conditions of the Transaction Agreement, that the Company Shareholders vote in favor of the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal.

In reaching its determination, the Company Board considered a number of factors that the Company Board viewed as supporting its decision, including the following (not necessarily in order of relative importance):

●	Best Alternative for Maximizing Company Shareholder Value Following a Thorough Process.

o	The fact that the Company Board conducted a review of potential strategic alternatives and, in connection therewith and with the assistance of its advisors, engaged in a thorough process to solicit and respond to proposals from potential bidders for the Potential Transaction Opportunities, in an effort to obtain the best value reasonably available to the Company Shareholders. As part of this process, the Company’s financial advisor reached out to, and received inbound inquiries from 48 counterparties, including 14 potential strategic acquirors and 34 financial sponsors, of which 25 entered into confidentiality agreements with the Company and received access to certain due diligence materials, 12 submitted preliminary non-binding written indications of interest for a Potential Transaction Opportunity, five submitted non-binding revised written proposals for a Potential Transaction Opportunity, and two submitted final written proposals for a Potential Transaction Opportunity, with the final proposals received being for a WholeCo Transaction and a Gas Cylinders Transaction and no counterparty submitting a final proposal for an acquisition of only the Elektron business division, of which Wynnchurch was the only party that submitted a final proposal for a WholeCo Transaction.

o	The view of the Company Board that the Consideration of $17.37 per share in cash payable in the Transaction was more favorable to the Company Shareholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to Luxfer, based upon the directors’ extensive knowledge of Luxfer’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, the current and prospective business environment in which Luxfer operates (including international, national and local economic conditions and the competitive environment), and the belief that the Transaction represented an attractive and comparatively certain value for the Company Shareholders relative to the risk-adjusted prospects for Luxfer on a standalone basis. The Company Board considered risks associated with Luxfer’s business and industry, including challenges in key end markets, uncertainty relating to emerging growth opportunities, customer concentration, supply chain for key raw materials, inflationary pressures and regulatory risks.

o	The belief that, after negotiations with Wynnchurch and their representatives (as described in more detail under the section entitled “—Background of the Transaction”), $17.37 per Company Ordinary Share in cash was the highest price that Wynnchurch was willing to pay as of the date of execution of the Transaction Agreement and that the terms of the Transaction Agreement included the most favorable terms to the Company, in the aggregate, to which Wynnchurch was willing to agree.

o	The Company Board considered that, during Wynnchurch’s confirmatory due diligence review conducted between July 18 and July 24, 2026, Wynnchurch identified certain findings that informed the Consideration of $17.37 per share. These findings included, among other things, certain inventory valuation adjustments, potential environmental liabilities, including potential remediation obligations associated with a closed facility, and supply chain risks and rising costs relating to certain critical rare earth materials. The Company Board considered these findings in evaluating the terms of the July 24 Proposal relative to the prospects for the Company on a standalone basis.

o	The Company Board also considered that, although one other potential counterparty (Party B) submitted a non-binding revised written proposal for a potential WholeCo Transaction with a proposed price of $18.00 per Company Ordinary Share, Party B never engaged outside legal counsel to conduct detailed due diligence, did not materially advance its evaluation of Luxfer following the submission of such proposal, and ultimately withdrew from the process without submitting a final proposal and indicated that any revised proposal from Party B would likely reflect a lower valuation than its prior non-binding proposals. As a result, Wynnchurch’s final proposal was the only remaining proposal for a WholeCo Transaction at the final stage of the process.

o	The belief that a sale of only the Gas Cylinders business division or only the Elektron business division, whether pursued separately or in lieu of a WholeCo Transaction, presented meaningful execution risk and structuring complexity, including, among other things, the need to align two separate carve-out transactions if both business divisions were to be divested, and that, unless a Gas Cylinders Transaction and an Elektron Transaction could be consummated simultaneously, the remaining Luxfer business division would not have been of sufficient size or scale to operate as a viable standalone public company, such that a WholeCo Transaction was more likely to maximize value for the Company Shareholders than pursuing either carve-out transaction alone.

o	The fact that every preliminary indication of interest, revised proposal and final proposal received in the strategic review process, including the July 14 Proposal, the July 18 Proposal and the July 24 Proposal, was submitted after Luxfer’s announcement of its first quarter 2026 financial results and increased fiscal year 2026 guidance on April 28, 2026. As a result, each such proposal reflected Luxfer’s updated guidance, management’s publicly stated expectations for fiscal year 2027 earnings growth and the appreciation in the trading price of the Company Ordinary Shares following such announcement.

o	The fact that the Company Board and Luxfer management regularly evaluate opportunities for organic and inorganic growth, with the objective of maximizing value for Company Shareholders, and the belief of the Company Board that there were not any near-term actionable opportunities of sufficient scale and quality that would deliver an attractive return on capital to Company Shareholders when compared to the current cash offer from Wynnchurch.

o	The limited liquidity and historically low trading volume of the Company Ordinary Shares, which could make it difficult for Company Shareholders to monetize significant holdings without adversely affecting the market price of the Company Ordinary Shares. The Transaction provides Company Shareholders with the opportunity to realize immediate cash value for their Company Ordinary Shares at the negotiated transaction price, without the execution risks and potential market impact associated with selling larger blocks of Company Ordinary Shares in the public market.

o	The Company Board considered that the Company Ordinary Shares had experienced significant appreciation prior to the announcement of the Transaction, including an increase of approximately 25% year-to-date prior to the announcement (compared to approximately 17% for the Russell 2000) and approximately 119% (compared to approximately 43% for the Russell 2000) since the announcement of the preliminary conclusions of the strategic review process in February 2024. While this share price performance contributed to the valuation reflected in the Consideration, the Company Board also considered that such performance may have been influenced, at least in part, by market awareness that a strategic process was ongoing, as evidenced by (i) unsolicited expressions of interest received during the sale process and (ii) market speculation regarding a potential transaction involving Luxfer. The Company Board further noted that multiple potential counterparties withdrew from the strategic review process, citing the increase in the trading price of Company Ordinary Shares and the resulting implied premiums as reasons for not submitting or not increasing their proposals. As a result, the Company Board assessed the risk that Luxfer’s trading price could have been subject to meaningful downside risk if the strategic review process was concluded without entering into a definitive agreement.

●	All-Cash Consideration. The fact that the Consideration will be all cash, which will provide certainty, immediate value and liquidity to Company Shareholders, and allow them to avoid post-Transaction risks and uncertainties relating to the prospects of the Company. The Company Board noted that the amount of cash to be received for each Company Ordinary Share is fixed and will not be reduced if the value or trading price of the Company Ordinary Shares declines prior to the Closing.

●	Premium. The Consideration of $17.37 represents a premium of approximately 31% to the closing share price per Company Ordinary Share of $13.29 on April 28, 2026, the last trading day prior to the Company’s first quarter 2026 earnings release and related public commentary regarding the active strategic review process (first publicly announced in October 2023, as described in the section entitled “—Background of the Transaction”), a premium of approximately 22% to the closing price per Company Ordinary Share of $14.24 on April 29, 2026, the first trading day after Luxfer’s first quarter 2026 earnings release when it introduced revised upward guidance for 2026 and a premium of approximately 17% to the volume-weighted average closing price of the Company Ordinary Shares during the 90-day period prior to the Company’s execution of the Transaction Agreement.

●	Historical Market Price and Volatility. The historical volatility of the price and liquidity of the Company Ordinary Shares, and the underlying financial results of the Company, as well as the long-term market performance of the Company Ordinary Shares relative to those of other participants in the specialty industrial materials industry and general market indices, both of which grew materially, even as Luxfer’s share price and EBITDA (which we define as earnings before interest, taxes, depreciation and amortization) were range bound.

●	Opinion of Financial Advisor. The financial analysis reviewed by Deutsche Bank with the Company Board, as well as the oral opinion rendered to the Company Board on July 25, 2026, which was subsequently confirmed by delivery of a written opinion dated July 25, 2026, to the effect that, as of the date of the opinion, and based upon and subject to assumptions made, procedures followed, matters considered and limitations, qualifications and conditions on the review undertaken in connection therewith, as set forth therein, the Consideration was fair, from a financial point of view, to the holders of Company Ordinary Shares, excluding Buyer and its affiliates, as more fully described below under the heading “—Opinion of the Company’s Financial Advisor”.

●	Likelihood and Timing of Consummation. The likelihood of completing the Transaction in a reasonable timeframe and in an orderly manner in light of, among other things, the relatively limited scope of conditions to Closing, the absence of a financing condition or similar contingency based on Buyer’s ability to obtain financing, Buyer’s committed financing, the commitment made by Buyer to obtain approvals, and the likelihood of obtaining required regulatory approvals prior to the End Date, which could reduce the period during which Luxfer’s business would be subject to the potential uncertainty of closing and related disruption.

●	Terms of the Transaction Agreement. The terms and conditions of the Transaction Agreement, which were the product of negotiations between the parties, including:

o	the provisions permitting the Company Board, under limited circumstances and subject to certain conditions, to provide information in response to, and to discuss and negotiate, certain unsolicited bona fide alternative proposals made by third parties if the Company Board determines in its good faith judgment, after consultation with its outside financial advisor and outside legal counsel, that such acquisition proposal constitutes or could reasonably be expected to lead to a Superior Proposal and that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the members of the Company Board under applicable law;

o	the provisions permitting the Company Board to change its recommendation with respect to the Transaction in specified circumstances relating to a Superior Proposal or Intervening Event, subject to Buyer’s right to terminate the Transaction Agreement and receive the Company Termination Payment of $18,000,000 payable by the Company;

o	the provision permitting the Company Board to terminate the Transaction Agreement in order to accept a Superior Proposal, subject to certain conditions (including a notice period during which the Company must negotiate in good faith with Buyer regarding adjustments to the Transaction Agreement, and the payment of the Company Termination Payment of $18,000,000);

o	the fact that the Transaction Agreement permitted the Company to pay its previously-announced quarterly dividend of $0.13 in cash per Company Ordinary Share without reduction of the Consideration;

o	the likelihood that the Transaction would be consummated, including the number and scope of the conditions to complete the Transaction, and the commitment by Buyer (and its subsidiaries) to use best efforts to promptly take, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable to consummate and make effective the Transaction as promptly as practicable;

o	the provisions allowing the Company to terminate the Transaction Agreement and receive the Buyer Termination Payment of $32,250,000 payable by Buyer under certain circumstances, including the breach by Buyer of its representations, warranties or covenants set forth in the Transaction Agreement (subject to an opportunity to cure) and all closing conditions having been satisfied or validly waived, and the Company having irrevocably confirmed in writing that it stands ready, willing and able to consummate the Closing, but Buyer nonetheless fails to consummate the Closing; and

o	the end date of February 26, 2027, which is expected to allow for sufficient time to complete the Transaction.

●	Specific Performance. The Company’s ability to seek specific performance to cause Buyer to consummate the Transaction, subject to certain conditions as set forth in the Transaction Agreement.

●	Opportunity for Company Shareholders to Vote. The fact that the Transaction must be authorized and approved by resolutions of the Company Shareholders passed at the Company GM and the Scheme Meeting.

●	Operating Flexibility. The fact that the Transaction Agreement provides Luxfer with sufficient operating flexibility to conduct its business in the ordinary course until the consummation of the Transaction.

In the course of its deliberations, the Company Board also considered certain risks and other potentially adverse factors concerning the Transaction, including:

●	the fact that the nature of the Transaction as an all-cash transaction means that the Company would no longer exist as an independent public company following the Closing and Company Shareholders will not participate in any future growth potential or benefit from any future appreciation in value of the Company;

●	the fact that Luxfer’s business plan as an independent, standalone company, against which the Transaction and other strategic alternatives were evaluated, is based, in part, on projections and assumptions for a number of variables that are inherently difficult to project and subject to a high level of uncertainty and volatility;

●	the possibility that, despite the risks and uncertainties described above, a different strategic alternative, including the continued execution of Luxfer’s business plan as an independent, standalone public company, could potentially be more beneficial to Company Shareholders than the Transaction;

●	the fact that the Financial Forecasts reviewed by the Company Board and provided to Deutsche Bank reflect numerous assumptions and estimates that are inherently uncertain and beyond Luxfer’s control, and that actual results may differ, and may be significantly higher or lower than, the Financial Forecasts, as more fully described under the section entitled “—Certain Company Forecasts”;

●	the possibility that the Transaction will not be consummated and the potential negative effects on Luxfer’s business, operations, financial results and trading price of Company Ordinary Shares if the Transaction is not consummated;

●	the fact that the Consideration of $17.37 per Company Ordinary Share reflected a reduction from the price of $17.50 per Company Ordinary Share contained in the July 18 Proposal, following Wynnchurch’s confirmatory due diligence review, as further described in the section entitled “—Background of the Transaction”;

●	the restrictions in the Transaction Agreement on the Company’s ability to solicit or participate in discussions or negotiations regarding an Acquisition Proposal, subject to certain limitations (including the Company Board’s ability to engage with an unsolicited bona fide proposal that constitutes or could reasonably be expected to lead to a Superior Proposal, as described above), although the Company Board believed these covenants would not preclude an interested and able potential acquiror from seeking to acquire the Company;

●	the potential effects of the public announcement of Luxfer entering into the Transaction Agreement on Luxfer’s sales, operating results and stock price, its ability to retain key personnel, and its relationships with customers, suppliers and other business relationships;

●	the restrictions on the conduct of Luxfer’s business prior to the consummation of the Transaction, requiring Luxfer to use reasonable best efforts to conduct its business in all material respects in the ordinary course and prohibiting Luxfer from taking certain customary specified actions, subject to certain customary specific limitations, which may delay or prevent the Company from undertaking business opportunities pending completion of the Transaction;

●	the significant costs involved in connection with entering into the Transaction Agreement and completing the Transaction (many of which are payable whether or not the Transaction is consummated) and the substantial time and effort of Luxfer management required to complete the Transaction, which may disrupt Luxfer’s business operations and have a negative effect on its financial results;

●	the possibility that Luxfer may be obligated to pay Buyer the Company Termination Payment of $18,000,000 under certain circumstances in connection with the termination of the Transaction Agreement;

●	the fact that the Company’s remedies may be limited to the Buyer Termination Payment of $32,250,000 payable by Buyer under certain circumstances in the event the Transaction Agreement is terminated, and, if applicable, related enforcement expenses of up to $1,000,000, which may be inadequate to compensate Luxfer for the damage caused; that other rights and remedies, if available, may be expensive and difficult to enforce and the success of any such action may be uncertain; and that the Buyer Termination Payment may not be available in all circumstances where the Transaction is not completed;

●	the fact that Buyer requires significant third-party debt financing for the Transaction and that if the lenders do not provide the financing as required under the Debt Commitment Letter, the Company may not be able to specifically enforce Buyer’s obligation to complete the Transaction and, following termination of the Transaction Agreement, the Company would be limited to receiving the Buyer Termination Payment of $32,250,000 payable by Buyer (together with any enforcement costs);

●	the fact that completion of the Transaction depends on certain factors outside of the Company’s control, including obtaining the Court Order and certain regulatory clearances and consents under applicable antitrust laws and certain foreign investment laws;

●	the possibility of litigation in connection with the Transaction, and the risk of incurring substantial costs and expenses in connection therewith;

●

the fact that the Consideration consists of cash and is therefore generally expected to be taxable to (i) Company Shareholders who are subject to taxation for U.S. federal income tax purposes, including U.S. Holders and Non-U.S. Holders, as applicable, and (ii) Company Shareholders who are subject to taxation for UK tax purposes, including UK Shareholders, in each case as more fully described under the section entitled “—Material Tax Consequences of the Transaction”;

●	the risk that the interests that certain Luxfer directors and executive officers may have with respect to the Transaction may be different from, or in addition to, the interests of Company Shareholders generally, as described in the section of this proxy statement entitled “—Interests of Certain Persons in the Transaction”; and

●	various other risks associated with the Transaction as described in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” appearing on page 21 in this proxy statement.

The preceding discussion of the information and factors considered by the Company Board is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with its evaluation of the Transaction and the complexity of these matters, the Company Board did not find it practicable to, and did not, quantify or otherwise attempt to rank or assign relative weights to the various factors considered in reaching their respective determinations. In considering the factors described above and any other factors, individual members of the Company Board may have viewed factors differently or given different weight, merit or consideration to different factors. In addition, the Company Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Company Board, but rather the Company Board conducted an overall review of the factors described above, including discussions with Luxfer’s senior management and legal and financial advisors.

The foregoing discussion of the reasoning of the Company Board and certain information presented in this section is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

Opinion of the Company’s Financial Advisor

At the July 25, 2026 meeting of the Company Board, Deutsche Bank, financial advisor to the Company, rendered its oral opinion to the Company Board, confirmed by delivery of a written opinion, dated July 25, 2026, to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations, qualifications and conditions described in Deutsche Bank’s opinion, the Consideration was fair, from a financial point of view, to the holders of Company Ordinary Shares, excluding Buyer and its affiliates.

The full text of Deutsche Bank’s written opinion, dated July 25, 2026, which sets forth the assumptions made, procedures followed, matters considered and limitations, qualifications and conditions on the review undertaken in connection with the opinion, is attached as Annex B and is incorporated herein by reference. The summary of Deutsche Bank’s opinion set forth in this document is qualified in its entirety by reference to the full text of the opinion. Deutsche Bank’s opinion was approved and authorized for issuance by a Deutsche Bank fairness opinion review committee and was addressed to, and for the use and benefit of, the Company Board, in its capacity as such, in connection with and for the purpose of its evaluation of the Transaction. Deutsche Bank’s opinion was limited to the fairness of the Consideration, from a financial point of view, to the holders of Company Ordinary Shares, excluding Buyer and its affiliates, as of the date of the opinion. The opinion did not address any other terms of the Transaction, the Transaction Agreement, the Scheme of Arrangement or any other agreement to be entered into or amended in connection therewith. The Company did not ask Deutsche Bank to, and Deutsche Bank’s opinion did not, address the fairness of the Transaction, or any consideration received in connection therewith, to the holders of any other class of securities, creditors or other constituencies of the Company, nor did it address the fairness of the contemplated benefits of the Transaction. Deutsche Bank expressed no opinion as to the merits of the underlying decision by the Company to engage in the Transaction or the relative merits of the Transaction as compared to any alternative transactions or business strategies. Nor did Deutsche Bank express an opinion, and Deutsche Bank’s opinion does not constitute a recommendation, as to how any holder of Company Ordinary Shares should vote or otherwise act with respect to the Transaction or any other matter. In addition, Deutsche Bank did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Transaction, whether relative to the Consideration to be received by the holders of Company Ordinary Shares or otherwise.

In connection with its role as financial advisor to the Company, and in arriving at its opinion, Deutsche Bank reviewed certain publicly available financial and other information concerning the Company, and certain internal analyses, financial forecasts and other information relating to the Company prepared by management of the Company. Deutsche Bank also held discussions with certain senior officers and other representatives and advisors of the Company regarding the businesses and prospects of the Company. In addition, Deutsche Bank:

●	reviewed the reported prices and trading activity for the Company Ordinary Shares;

●	compared certain financial and stock market information for the Company with, to the extent publicly available, similar information for certain other companies it considered relevant whose securities are publicly traded;

●	reviewed, to the extent publicly available, the financial terms of certain recent business combinations which it deemed relevant;

●	reviewed drafts of the Transaction Agreement and the Scheme of Arrangement received on July 25, 2026; and

●	performed such other studies and analyses and considered such other factors as it deemed appropriate.

Deutsche Bank did not assume responsibility for independent verification of, and did not independently verify, any information, whether publicly available or furnished to it, concerning the Company, including, without limitation, any financial information considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank, with the knowledge and permission of the Company Board, assumed and relied upon the accuracy and completeness of all such information. Deutsche Bank did not conduct a physical inspection of any of the properties or assets, and did not prepare, obtain or review any independent evaluation or appraisal of any of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets or liabilities), of the Company or Buyer or any of their respective subsidiaries, nor did Deutsche Bank evaluate the solvency or fair value of the Company or the impact of the Transaction (including any associated financing) thereon, under any law relating to bankruptcy, insolvency or similar matters. With respect to the financial forecasts made available to Deutsche Bank and used in its analyses, Deutsche Bank assumed with the knowledge and permission of the Company Board that such forecasts had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby. In rendering its opinion, Deutsche Bank expressed no view as to the reasonableness of such forecasts and projections or the assumptions on which they were based. Deutsche Bank’s opinion was necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion. Deutsche Bank expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which it becomes aware after the date of its opinion.

For purposes of rendering its opinion, Deutsche Bank assumed with the knowledge and permission of the Company Board that, in all respects material to its analysis, the Transaction would be consummated in accordance with the terms of the Transaction Agreement and Scheme of Arrangement, without any waiver, modification or amendment of any term, condition or agreement that would be material to its analysis. Deutsche Bank also assumed with the knowledge and permission of the Company Board that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, no restrictions, terms or conditions will be imposed that would be material to its analysis. Deutsche Bank is not a legal, regulatory, tax or accounting expert and has relied on the assessments made by the Company and its other advisors with respect to such issues. Representatives of the Company advised Deutsche Bank, and Deutsche Bank further assumed, that the final terms of the Transaction Agreement and Scheme of Arrangement would not differ materially from the terms set forth in the drafts it had reviewed.

The Company selected Deutsche Bank as its financial advisor in connection with the Transaction based on Deutsche Bank’s qualifications, expertise, reputation and experience in mergers and acquisitions. Pursuant to an engagement letter between the Company and Deutsche Bank, dated March 19, 2026, the Company has agreed to pay Deutsche Bank a fee estimated to be approximately $8,000,000 for its services as financial advisor to the Company in connection with the Transaction, of which $1,000,000 became payable upon delivery of its opinion (or would have became payable if Deutsche Bank had advised the Company Board that it was unable to render its opinion) and the remainder of which is contingent upon consummation of the Transaction. The Company has also agreed to reimburse Deutsche Bank for certain of its travel and other out-of-pocket expenses, including those of its counsel, incurred in connection with the Transaction or otherwise arising out of its engagement, in each case on the terms set forth in its engagement letter. The Company has also agreed to indemnify Deutsche Bank and its affiliates against certain liabilities, including certain liabilities arising out of its engagement.

Deutsche Bank is an internationally recognized investment banking firm experienced in providing advice in connection with mergers and acquisitions and related transactions. Deutsche Bank is an affiliate of Deutsche Bank AG (together with its affiliates, the “DB Group”). One or more members of the DB Group have, from time to time, provided investment banking services to the Company or its affiliates (other than in connection with the Transaction) for which they have received compensation, including having acted as financial advisor to the Company in connection with a strategic review beginning in October 2023. The DB Group has received less than $1,000,000 in fees from the Company and its affiliates with respect to such services since January 1, 2024. The DB Group has not received any fees for investment or commercial banking services from Buyer or Wynnchurch, an affiliate of Buyer, since January 1, 2024. The DB Group may provide investment and commercial banking services to Buyer, Wynnchurch, or Wynnchurch’s affiliates and portfolio companies, and the Company in the future, for which Deutsche Bank would expect the DB Group to receive compensation. The DB Group is engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. In the ordinary course of their trading and brokerage activities, members of the DB Group may hold, trade or vote positions, for their own account or the account of customers, in equity, debt or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company or its affiliates, Wynnchurch, or Wynnchurch’s affiliates and portfolio companies. Certain divisions within the DB Group also provide custody services for securities related activities and Deutsche Bank’s Investment Banking and Capital Markets division may not influence or interfere with any decisions related to securities activity (voting or otherwise) in custody accounts. As of July 15, 2026, the DB Group held less than 1% of the outstanding Company Ordinary Shares and did not hold any equity position in Wynnchurch on a proprietary basis.

Summary of Material Financial Analyses of Deutsche Bank

The following is a summary of the material financial analyses presented by Deutsche Bank to the Company Board at its meeting held on July 25, 2026, and that were used in connection with rendering its opinion described above.

The following summary, however, does not purport to be a complete description of the financial analyses performed by Deutsche Bank, nor does the order in which the analyses are described below represent the relative importance or weight given to the analyses by Deutsche Bank. Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand the analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of Deutsche Bank’s analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 24, 2026, and is not necessarily indicative of current market conditions.

In preparing its analyses, Deutsche Bank utilized calculations of, among other things (i) enterprise value (which we refer to as “EV”), calculated as equity value plus net debt; (ii) the sum of net income, amortization on acquired intangibles, disposal related costs, defined benefit pension credits, restructuring charges, share-based compensation charges, and other costs, less gain on disposal of assets held-for-sale and income tax on adjusted items (which we refer to as “Adjusted Net Income”); (iii) the sum of Adjusted Net Income, income tax on adjusted items, income tax expense, net finance costs, losses on disposal of property, plant and equipment and depreciation (which we refer to as “Adjusted EBITDA”); and (iv) with respect to the Company, Adjusted EBITDA plus continuing operations corporate cost allocation, foreign exchange gains and losses, non-recurring legal fees and settlements, non-recurring and normalization adjustments (including for enterprise resource planning system implementation, acquisition costs, research and development expenditure credit normalization, variance capitalization charges, warranty expense claims, facility consolidation projects in-progress and facility consolidation projects completed in the first quarter of fiscal 2026), less corporate costs and non-operational income (which we refer to “Management Pro Forma Adjusted EBITDA”).

Discounted Cash Flow Analysis

Deutsche Bank performed a discounted cash flow analysis to determine a range of implied present values per Company Ordinary Share. Deutsche Bank applied discount rates ranging from 12.5% to 14.5% to estimates of the estimated future unlevered free cash flows of the Company for the period from April 1, 2026 through 2030 calculated based upon the Financial Forecasts, and to a range of estimated terminal values of the Company at the end of such period, respectively, to determine a range of implied enterprise values for the Company as of March 31, 2026. For purposes of its financial analyses, Deutsche Bank calculated unlevered free cash flow as (a) (i) for Q2-Q4 2026E, Management Pro Forma Adjusted EBITDA, less approximately $2.9 million of cash expenses expected to be incurred in such period and which were excluded from the calculation of Management Pro Forma Adjusted EBITDA and (ii) for 2027E through 2030E, Management Pro Forma Adjusted EBITDA, in each case, less (b) depreciation and amortization and stock compensation expense, less (c) cash taxes, plus (d) depreciation and amortization, less (e) capital expenditures, plus or less (f) change in net working capital. Deutsche Bank derived the foregoing range of discount rates by application of the capital asset pricing model, which requires certain Company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally. The terminal value was calculated by applying multiples ranging from 7.0x to 9.5x to Company management estimates of 2030 Management Pro Forma Adjusted EBITDA reduced by $3 million of projected employee stock-based compensation expenses. Deutsche Bank then subtracted the Company’s estimated net debt of approximately $43.7 million, and divided the result by the number of fully diluted Company Ordinary Shares outstanding using the treasury method. This analysis resulted in a range of implied present values of Company Ordinary Shares as of March 31, 2026 of approximately $15.05 to $20.80 per Company Ordinary Share (rounded to the nearest $0.05). Deutsche Bank compared this range of implied values per Company Ordinary Share to the closing price per Company Ordinary Share of $17.05 on July 24, 2026 and the Consideration of $17.37 in cash per Company Ordinary Share.

Precedent Selected Transactions Analysis

Deutsche Bank reviewed publicly available information relating to the following 17 selected transactions in the specialty materials and cylinder and tank manufacturing industries since 2013 (which we refer to as the “Deutsche Bank Selected Transactions”).

Date Announced	Target	Acquirer
Selected Specialty Materials Precedent Transactions
February 2024	Haynes International, Inc.	Acerinox S.A.
May 2023	Arconic Corporation	Apollo Global Management, Inc.
April 2022	DSM Protective Materials business of Royal DSM N.V.	Avient Corporation
March 2021	Global Aluminum Rolling business of Norsk Hydro ASA	KPS Capital Partners, LP
November 2019	VDM Metals Holding GmbH	Acerinox S.A.
July 2018	Aleris Corporation	Novelis Inc.
August 2015	Precision Castparts Corp.	Berkshire Hathaway Inc.
June 2015	OM Group, Inc.	Apollo Global Management, LLC
March 2015	RTI International Metals, Inc.	Alcoa Inc.
February 2015	JPS Industries, Inc.	Handy & Harman Ltd.
February 2013	Höganäs AB	Lindéngruppen AB and Foundation Asset Management Sweden AB
Selected Cylinders and Tanks Precedent Transactions
January 2026	KBK Industries, LLC	TerraVest Industries Inc.
March 2025	EnTrans International, LLC	TerraVest Industries Inc.
May 2024	Hexagon Ragasco AS	Worthington Enterprises, Inc.
November 2023	Highland Tank Holdings, LLC	TerraVest Industries Inc.
November 2018	Agility Fuel Solutions Holdings Inc.	Hexagon Composites ASA
June 2017	Amtrol Inc.	Worthington Industries, Inc.

Although none of the Deutsche Bank Selected Transactions is directly comparable to the Transaction, the Deutsche Bank Selected Transactions were selected by Deutsche Bank because certain aspects of the Deutsche Bank Selected Transactions, for the purposes of this analysis and based on Deutsche Bank’s professional judgment and experience as investment bankers and its knowledge of transactions of a similar nature, may be considered similar to the Transaction.

With respect to each Deutsche Bank Selected Transaction and based on publicly available information, Deutsche Bank calculated the multiples of the target’s EV to last twelve months (which we refer to as “LTM”) EBITDA, based on the applicable target’s LTM EBITDA, in each case as most recently disclosed publicly at the time of the announcement of the applicable Deutsche Bank Selected Transaction.

The results of this analysis are summarized as follows:

	EV/LTM
Deutsche Bank Selected Transactions	EBITDA
Selected Specialty Material Precedent Transactions
High	13.7	x
Median	11.3	x
Low	5.5	x
Selected Cylinders and Tanks Precedent Transactions
High	19.5	x
Median	7.2	x
Low	4.0	x

Based in part upon the multiples of the Deutsche Bank Selected Transactions described above, and taking into account its professional judgment and experience, Deutsche Bank calculated ranges of estimated implied values per Company Ordinary Share by applying multiples of 7.0x to 10.0x to the Company’s Q1-26 LTM Management Pro Forma Adjusted EBITDA as provided by management of the Company, resulting in a range of implied values of approximately $14.95 to $22.00 per Company Ordinary Share (rounded to the nearest $0.05). Deutsche Bank compared this range of implied values per Company Ordinary Share to the closing price per Company Ordinary Share of $17.05 on July 24, 2026 and the Consideration of $17.37 per Company Ordinary Share.

Selected Companies Analysis

Deutsche Bank reviewed and compared certain financial information and commonly used valuation measurements for the Company with corresponding financial information and valuation measurements for the following eight publicly-traded companies in the specialty materials, cylinder and catalyst manufacturing industries (which we refer to as the “Deutsche Bank Selected Companies”):

Specialty Materials

●	AMG Critical Materials N.V.

●	Alleima AB

●	Kaiser Aluminum Corporation

●	Neo Performance Materials Inc.

Cylinders

●	Hexagon Composites ASA

Catalysts

●	Ecovyst Inc.

●	Johnson Matthey PLC

●	Umicore N.V.

Although none of the above Deutsche Bank Selected Companies is directly comparable to the Company, Deutsche Bank considered each of them generally relevant for the purposes of this analysis, based on its professional judgment and experience as investment bankers, taking into account several factors, including, among other things, the Company’s operational capabilities and financial profile compared with those of the Deutsche Bank Selected Companies, the competitive landscape in which the Company and the Deutsche Bank Selected Companies operate and the Company’s product offerings and those of the Deutsche Bank Selected Companies. Accordingly, the analysis of publicly traded comparable companies was not simply mathematical. Rather, it involved complex considerations and qualitative judgments, reflected in the opinion of Deutsche Bank, concerning differences in financial and operating characteristics of the Deutsche Bank Selected Companies and other factors that could affect the public trading value of such companies.

Based on the closing prices of the common stock of each of the Deutsche Bank Selected Companies on July 24, 2026, information contained in the most recent public filings of the Deutsche Bank Selected Companies and equity research analyst consensus estimates of EBITDA for calendar years 2026 and 2027 for each of the Deutsche Bank Selected Companies, Deutsche Bank calculated the following multiples with respect to each of the Deutsche Bank Selected Companies:

●	EV as a multiple of estimated 2026 EBITDA; and

●	EV as a multiple of estimated 2027 EBITDA.

The results of this analysis are summarized as follows:

	EV / EBITDA
	2026E		2027E
Deutsche Bank Selected Companies
Specialty Materials
High	10.3	x	9.5	x
Median	9.2	x	9.3	x
Low	7.6	x	5.4	x

Cylinders	NM	(1)	10.2	x

Catalysts
High	8.1	x	7.2	x
Median	6.6	x	6.3	x
Low	5.6	x	5.2	x

(1)	Hexagon Composites ASA’s projected 2026 financial results reflected a continued recovery from a prior downturn, and, therefore, did not reflect the level of normalized operating performance anticipated following the completion of such recovery.

Deutsche Bank also calculated the same multiples for four additional specialty materials companies (Carpenter Technology Corporation, ATI Inc., Materion Corporation and Chemring Group PLC) for reference purposes only, which companies are not included in the Deutsche Bank Selected Companies and which multiples were not taken into account for purposes of Deutsche Bank’s analysis with respect to its opinion based on its judgment that these companies, while participating in specialty materials and/or having some end market overlap with the Company, have materially different scale, total addressable markets, end markets, customer exposure and financial profiles as compared with the Company.

Based in part upon the multiples of the Deutsche Bank Selected Companies described above and taking into account its professional judgment and experience, Deutsche Bank calculated the following ranges of implied values per Company Ordinary Share:

●	approximately $12.45 to $17.85 per Company Ordinary Share (rounded to the nearest $0.05) by applying multiples of EV to EBITDA of 6.5x to 9.0x to estimated 2026 Management Pro Forma Adjusted EBITDA as reflected in the Financial Forecasts; and

●	approximately $12.90 to $18.90 per Company Ordinary Share (rounded to the nearest $0.05) by applying multiples of EV to EBITDA of 6.0x to 8.5x to estimated 2027 Management Pro Forma Adjusted EBITDA as reflected in the Financial Forecasts.

Deutsche Bank compared these ranges of implied values per Company Ordinary Share to the closing price per Company Ordinary Share of $17.05 on July 24, 2026 and the Consideration of $17.37 in cash per Company Ordinary Share. Deutsche Bank also noted that the implied value per Company Ordinary Share derived by applying the average multiple of EV to next-twelve-months Wall Street consensus estimated EBITDA of the Company for the five-year period ended July 24, 2026 to next-twelve-months estimated Management Pro Forma Adjusted EBITDA of the Company was $17.19.

Additional Information

Deutsche Bank observed additional information that was not considered part of Deutsche Bank’s financial analysis with respect to its opinion, but which was noted as reference data for the Company Board, including the following:

Historical Stock Trading. Deutsche Bank reviewed the closing prices of Company Ordinary Shares on the NYSE for the 52 weeks ended on July 24, 2026. Deutsche Bank observed that during such period, the closing trading price per Company Ordinary Share ranged from $11.38 to $19.08 per Company Ordinary Share.

Illustrative Discounted Future Share Price Analysis. Deutsche Bank applied one-year forward EBITDA multiples ranging from 7.0x to 9.0x to the Company’s 2028E Management Pro Forma Adjusted EBITDA to calculate the Company’s estimated equity value on December 31, 2027 based on the projected net debt position for the fiscal year ended December 31, 2027 as provided by management of the Company, and discounted the derived equity value using a cost of equity ranging from 13.0% to 15.5% on a present value basis to July 24, 2026, which resulted in a range of implied present values per Company Ordinary Share of approximately $16.05 to $21.05 (rounded to the nearest $0.05).

Equity Research Analyst Price Targets. Deutsche Bank reviewed publicly available Wall Street research analyst price targets for Company Ordinary Shares as of July 24, 2026, which indicated low to high price targets of $19.00 to $22.00 per Company Ordinary Share, with a present value of $17.15 to $19.70 per Company Ordinary Share (rounded to the nearest $0.05) when discounted 12-months from the respective report dates by 14.25%, the midpoint of the cost of equity of the Company derived using the capital asset pricing model as described above under “—Discounted Cash Flow Analysis.” The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for Company Ordinary Shares.

Premiums Paid Analysis. Deutsche Bank reviewed and analyzed, using publicly available information, the implied acquisition premiums paid or proposed to be paid in 435 all-cash transactions announced from July 24, 2021 through July 24, 2026 involving a U.S. listed public company in all industries with disclosed enterprise value greater than $250 million, noting that the implied premiums to the 90-day volume weighted average trading price (which we refer to as “VWAP”) of the target company as of the date prior to announcement of the transaction ranged from approximately 19% (at the 25th percentile) to approximately 43% (at the 75th percentile). Deutsche Bank applied this range of premiums to the 90-day VWAP per Company Ordinary Share of $14.83 as of July 24, 2026 and noted that this implied a range of prices per Company Ordinary Share of approximately $17.65 to $21.20 (rounded to the nearest $0.05).

Miscellaneous

This summary is not a complete description of Deutsche Bank’s opinion or the underlying analyses and factors considered in connection with Deutsche Bank’s opinion. The preparation of a fairness opinion is a complex process involving the application of subjective business and financial judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to partial analysis or summary description. Deutsche Bank believes that its analyses described above must be considered as a whole and that considering any portion of such analyses and of the factors considered without considering all analyses and factors could create a misleading view of the process underlying its opinion. Deutsche Bank further believes that selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying the Deutsche Bank opinion. In arriving at its fairness determination, Deutsche Bank considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, it made its fairness determination on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction in the analyses described above is identical to the Company or the Transaction.

In conducting its analyses and arriving at its opinion, Deutsche Bank utilized a variety of generally accepted valuation methods. The analyses were prepared solely for the purpose of enabling Deutsche Bank to provide its opinion to the Company Board as to the fairness of the Consideration, from a financial point of view, to the holders of Company Ordinary Shares, excluding Buyer and its affiliates, as of the date of the opinion and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which are inherently subject to uncertainty. As described above, in connection with its analyses, Deutsche Bank made, and was provided by the management of the Company with, numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Deutsche Bank or the Company. Analyses based on estimates or forecasts of future results are not necessarily indicative of actual, past or future values or results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the Company or its respective advisors, Deutsche Bank does not assume responsibility if future results or actual values are materially different from these forecasts or assumptions.

The terms of the Transaction, including the Consideration, were determined through arm’s-length negotiations between the Company and Buyer and were approved by the Company Board. Although Deutsche Bank provided advice to the Company during the course of these negotiations, the decision to enter into the Transaction Agreement was solely that of the Company Board. Deutsche Bank did not recommend any specific consideration to the Company or the Company Board, or that any specific amount or type of consideration constituted the only appropriate consideration for the Transaction. As described above, the opinion of Deutsche Bank and its presentation to the Company Board were among a number of factors taken into consideration by the Company Board in making its determination to approve the Transaction Agreement and the transactions contemplated thereby.

Certain Company Forecasts

The Company does not generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations other than for providing, from time to time, estimates of certain expected financial results and operational metrics in its regular annual and quarterly earnings press releases and other investor materials.

The Company is wary of making financial forecasts for extended earnings periods because of the unpredictability of the underlying assumptions and estimates. However, in connection with the process leading up to the proposed Transaction, the Company’s management developed certain financial forecasts with respect to fiscal years 2026 through 2030 (the “Financial Forecasts”). The Company’s management provided the Financial Forecasts to the Company Board in connection with the Company Board’s evaluation of the proposed Transaction, and to Deutsche Bank for its use and reliance in connection with its financial analyses and opinion (as described in the section entitled “—Opinion of the Company’s Financial Advisor” beginning on page 45). In addition, the Financial Forecasts were provided to Buyer as part of its diligence review of the Company, as described in the section of this proxy statement entitled “—Background of the Transaction.” These Financial Forecasts are not, and should not be viewed as, public guidance or even targets.

The Financial Forecasts included in this proxy statement are subjective in many respects and were not prepared with a view to public disclosure. The Financial Forecasts are included in this proxy statement only because such information was made available to the Company Board, Deutsche Bank and Buyer, as applicable, as described herein. The Financial Forecasts were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States, which we refer to herein as “GAAP,” the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, the Financial Forecasts do not take into account any circumstances or events occurring after the date they were made available to the Company Board, including the Transaction, and the Financial Forecasts do not give effect to the Transaction, including any impact of the negotiations or execution of the Transaction Agreement or the Transaction, the expenses that have already been, and will be, incurred in connection with completing the Transaction or any changes to the Company’s operations or strategy that may be implemented in connection with the pendency, or following the consummation, of the Transaction, or the effect of any failure of the Transaction to be completed. The Financial Forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on this information. Although this summary of the Financial Forecasts is presented with numerical specificity, the Financial Forecasts reflect numerous variables, assumptions and estimates as to future events made by the Company’s management that the Company’s management believed were reasonable at the time the Financial Forecasts were prepared, taking into account the relevant information available to management at the time. However, such variables, assumptions and estimates are inherently uncertain, and many are beyond the control of the Company’s management. Because the Financial Forecasts cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The Financial Forecasts reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s business, including, among other things, assumptions that (i) there will be no material changes in applicable laws, regulations or environmental standards, (ii) raw material and input costs will remain consistent with recent trends, (iii) there will be no material changes in customer demand patterns or loss of significant customers or contracts, (iv) foreign currency exchange rates will remain consistent with rates prevailing at the time of preparation of the Financial Forecasts, (v) there will be no material acquisitions, divestitures or restructurings (other than the Transaction), (vi) existing tax rates and tax structures will continue to apply and (vii) there will be no material disruptions to the Company’s supply chain or manufacturing operations, all of which are difficult to predict and many of which are beyond the Company’s control. As a result, the Financial Forecasts may not be realized and actual results may be significantly higher or lower than projected. The Financial Forecasts are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

As such, the Financial Forecasts constitute forward-looking information and are subject to risks and uncertainties, including the various risks set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2026 and the other reports filed by the Company with the SEC, as well as the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 21 of this proxy statement. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The Financial Forecasts may not be comparable to the Company’s historical operating data as a result of the assumptions utilized in preparing the Financial Forecasts and may differ from published third-party analyst estimates and forecasts with respect to the Company’s future financial performance.

The inclusion of this information should not be regarded as an indication that any of the Company Board, the Company’s management, Deutsche Bank, Buyer, Wynnchurch, Buyer’s and Wynnchurch’s representatives and affiliates or any other recipient of this information considered, or now consider, the Financial Forecasts to be predictive of actual future results. By including the Financial Forecasts in this proxy statement, none of the Company Board, the Company’s management, Deutsche Bank or any other person has made or makes any representation to any person regarding the Company’s ultimate performance as compared to the information contained in the Financial Forecasts, and such Financial Forecasts set forth below should not be relied on as such.

The information concerning the Financial Forecasts provided by us is not included in this proxy statement in order to induce any Company Shareholder to vote in favor of the proposals at the Meetings or to acquire any Company Ordinary Shares. Except to the extent required by applicable federal securities laws, the Company does not intend, and expressly disclaims any responsibility, to update or otherwise revise the Financial Forecasts to reflect circumstances existing after the date as of which such Financial Forecasts were made available to the Company Board, Deutsche Bank, or Buyer, as applicable, or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying such Financial Forecasts are shown to be in error.

Certain of the measures included in the Financial Forecasts may be considered non-GAAP financial measures, including Management Pro Forma Adjusted EBITDA and Unlevered Free Cash Flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Financial Forecasts, are excluded from the definition of “non-GAAP financial measures” under applicable rules and regulations of the SEC. As a result, the Financial Forecasts are not subject to the SEC’s rules regarding disclosure of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to the most directly comparable GAAP financial measure. Reconciliations of the non-GAAP financial measures included in the Financial Forecasts were not provided to or relied upon by the Company Board, Deutsche Bank or Buyer, or prepared by the Company, in connection with the Transaction. Accordingly, no reconciliation of the financial measures included in the Financial Forecasts is provided in this proxy statement.

Subject to the foregoing qualifications, the following table presents a summary of the Financial Forecasts.

($ in millions)	Q2 -Q4 2026E(3)	2026E	2027E	2028E	2029E	2030E
Revenue	$273	$357	$388	$414	$440	$473
Management Pro Forma Adjusted EBITDA(1)	$45	$59	$66	$74	$82	$90
Capital Expenditures	$(16)	$(18)	$(15)	$(12)	$(14)	$(15)
Unlevered Free Cash Flow(2)	$24	$26	$37	$41	$44	$48

(1)	Management Pro Forma Adjusted EBITDA is a non-GAAP financial measure defined as Adjusted EBITDA (as defined in the section entitled “—Opinion of the Company’s Financial Advisor”), plus continuing operations corporate cost allocation, foreign exchange gains and losses, non-recurring legal fees and settlements, non-recurring and normalization adjustments (including for enterprise resource planning system implementation, acquisition costs, research and development expenditure credit normalization, variance capitalization charges, warranty expense claims, facility consolidation projects in-progress and facility consolidation projects completed in the first quarter of fiscal 2026), less corporate costs and non-operational income.
(2)	Unlevered Free Cash Flow is a non-GAAP financial measure defined as Management Pro Forma Adjusted EBITDA, less share-based compensation expense, less cash taxes, less capital expenditures, plus or minus change in net working capital.
(3)	For purposes of Deutsche Bank’s discounted cash flow analysis, as approved by the Company for Deutsche Bank’s use and reliance, Deutsche Bank utilized Management Pro Forma Adjusted EBITDA of $45 million less approximately $2.9 million of cash expenses expected to be incurred and which was excluded from the calculation of Management Pro Forma Adjusted EBITDA, and Unlevered Free Cash Flow of $21 million.

Interests of Certain Persons in the Transaction

The Company’s executive officers and directors have interests in the Transaction that are different from, or in addition to, those of Company Shareholders more generally, including (as further described below) with respect to treatment of Company Equity Awards, entitlement to Transaction Bonuses, rights under certain Executive Severance and Change in Control Agreements, entitlement to lump sum payments as participants in the Company’s retention and transaction bonus programs, continuation of indemnification and directors’ and officers’ liability insurance by the Company following completion of the Transaction, and the Item 402(t) golden parachute compensation subject to the advisory Compensation Proposal. In considering the recommendations of the Company Board, including that you vote to approve the Scheme Proposal and the Company Shareholder Resolutions, you should be aware of these interests. In (i) evaluating and negotiating the Transaction Agreement, (ii) approving and declaring the Transaction Agreement and the transactions contemplated thereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby fair to and in the best interests of the Company and its shareholders as a whole, (iii) declaring that it is advisable and in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein, (iv) directing that an application be made to the Court to seek directions relating to the Scheme of Arrangement, and (v) making the Company Board Recommendation, the Company Board was aware of and considered these interests, among other matters, to the extent that these interests existed at the time.

Treatment of Company Equity Awards

The Transaction Agreement provides that any Company Equity Awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:

●	each Company Share Option, whether vested or unvested, that is subject to only time-based vesting conditions (each, a “Time-Based Option”) will become fully vested (to the extent unvested) and be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the excess, if any, of the Consideration over the applicable exercise price per Company Ordinary Share, multiplied by the number of Company Ordinary Shares subject to such Time-Based Option, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Time-Based Option, subject to any applicable tax withholding;

●

each Company Share Option, whether vested or unvested, that is subject to performance-based vesting conditions (each, a “Performance-Based Option”) will vest based on actual performance results achieved as of the Closing Date, as determined reasonably and in good faith by the Company Board or the Remuneration Committee, with the number of Company Ordinary Shares deemed vested then pro-rated to reflect the elapsed portion of the applicable performance period (as further described in the section entitled “The Transaction Agreement—Treatment of Company Equity Awards”), and will be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the excess, if any, of the Consideration over the applicable exercise price per Company Ordinary Share, multiplied by the number of Earned Shares subject to such Performance-Based Option, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Performance-Based Option, subject to any applicable tax withholding;

●	each Company RSU Award will become fully vested and be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the Consideration multiplied by the number of underlying Company Ordinary Shares, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Company RSU Award, subject to any applicable tax withholding; and

●	each Company PSU Award will become vested based on actual performance results achieved as of the Closing Date, as determined reasonably and in good faith by the Company Board or the Remuneration Committee, pro-rated to reflect the elapsed portion of the applicable performance period, and will be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the Consideration multiplied by the number of Earned PSUs, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Company PSU Award, in each case, subject to any applicable tax withholding.

The table below sets forth, for each current Company executive officer and director, (A) (1) the number of Company Ordinary Shares beneficially owned by each such executive officer or director, (2) the number of Company Ordinary Shares underlying Time-Based Options held by each such executive officer or director, (3) the number of Company Ordinary Shares underlying Performance-Based Options held by each such executive officer or director, (4) the number of Company Ordinary Shares underlying Company RSU Awards held by each such executive officer or director, and (5) the number of Company Ordinary Shares underlying Company PSU Awards held by each such executive officer or director, and (B) the total amount of Consideration payable to each executive officer and director based on the number of Company Ordinary Shares, Time-Based Options, Performance-Based Options, Company RSU Awards, and Company PSU Awards held by each such executive officer or director, in each case, as of August 21, 2026, the latest practicable date to determine such amounts before the filing of this proxy statement, assuming that all unvested Company Equity Awards vest pursuant to the terms of the Transaction Agreement.

These numbers do not forecast any grants, additional issuances or forfeitures of Company Ordinary Shares or Company Equity Awards following the date of this proxy statement. Depending on when the Effective Time occurs, certain Company Equity Awards shown in the table may vest or be forfeited in accordance with their terms.

The table assumes the consummation of the Transaction occurred on August 21, 2026, which is the assumed date of Closing solely for purposes of the disclosure in this section.

Name	Company Ordinary Shares (#)		Time-Based Options (#)(4)	Performance- Based Options (#)	Company RSU Awards (#)(4)	Company PSU Awards (#)	Total Consideration ($)(5)
Andrew Butcher	268,990		-	-	107,816	75,135	7,850,215
Stephen Webster	27,958		54,604	12,114	-	-	1,577,804
Graham Wardlow(1)	35,376		45,024	-	-	-	1,351,524
Jeffrey Moorefield	21,280		-	-	8,113	5,652	608,732
Mark Lawday	5,227		26,926	5,247	-	-	617,465
Howard Mead	21,347		-	-	8,422	5,876	619,154
Janelle Ramos	296		-	-	5,713	1,751	134,791
Patrick Mullen	42,145		-	-	7,857	-	868,535
Clive Snowdon	26,841	(2)	-	-	5,937	-	569,354
Richard Hipple	32,920		-	-	6,799	-	689,919
Lisa Trimberger	20,801	(3)	-	-	6,799	-	479,412
Sylvia A. Stein	14,844		-	-	6,799	-	375,939
Stewart Watson	-		-	-	10,419	-	180,978
Paul Rogan	2,420		4,954	1,025	-	-	139,912

(1)	Mr. Wardlow ceased to be an executive officer as of May 31, 2026, which was the effective date of his retirement.
(2)	Consists of 26,841 Company Ordinary Shares held by the spouse of Mr. Snowdon.
(3)	Consists of 20,801 Company Ordinary Shares held by the Lisa G. Trimberger Trust. Ms. Trimberger is the trustee of the Lisa G. Trimberger Trust and her spouse is the sole beneficiary.
(4)	Time-Based Options and Company RSU Awards carry with them the right to receive dividend equivalents (in shares) accumulated during the period that these awards are outstanding. These dividend equivalents are credited when the award vests. These amounts have been reflected in the table above.
(5)	Amounts with respect to Company Share Options reflect payment net of the applicable exercise price, which is equivalent to the nominal value of $1.00 per Company Ordinary Share.

Executive Severance and Change in Control Agreements

The Company does not maintain a single, company-wide severance plan. Instead, the Company’s named executive officers are party to individual agreements with the Company or one of its subsidiaries, as described below.

The Company has entered into employment agreements with Andrew Butcher and Stephen Webster, pursuant to which they serve as Chief Executive Officer and Chief Financial Officer, respectively (the “Employment Agreements”). In addition, the Company, on behalf of itself or one of its subsidiaries that employs the executive, previously entered into Executive Severance and Change in Control Agreements with Howard Mead and Jeffrey Moorefield, effective October 25, 2023 (the “Original Agreements”).

On May 1, 2026, the Company entered into the Executive Severance and Change in Control Agreements with each of Messrs. Butcher, Webster, Mead and Moorefield (the “Change in Control Agreements”), pursuant to which each such executive may be eligible for severance payments and benefits upon a qualifying termination of employment, including in connection with a change in control (which includes the Transaction). For Messrs. Mead and Moorefield, the Change in Control Agreements amend, restate, and replace their respective Original Agreements in their entirety. For Messrs. Butcher and Webster, the Change in Control Agreements supersede and replace the change-in-control and termination-related provisions of their Employment Agreements that relate to the same subject matter (and, in the case of Mr. Butcher, a separate 2022 letter agreement relating to termination and change in control), without duplicating benefits the executive already receives.

Under the Change in Control Agreements, in the event that a named executive officer’s employment is terminated by the Company or one of its affiliates without “cause” or by the executive for “good reason” (as such terms are defined in the applicable Change in Control Agreement) within six (6) months prior to or twenty-four (24) months following a change in control (each, a “Change in Control Termination”), the named executive officer is eligible to receive severance compensation consisting of (i) a specified number of months of base salary (twenty-four (24) months for Messrs. Butcher and Webster, twelve (12) months for Mr. Moorefield, and nine (9) months for Mr. Mead), (ii) an annual cash incentive for the fiscal year of separation (paid at target if not yet determined), (iii) continued health and welfare benefits for up to eighteen (18) months, with the Company or one of its affiliates reimbursing the applicable monthly premium cost, and (iv) immediate vesting of any outstanding equity awards in accordance with the “change in control” provisions under the Company LTIP. If the executive receives an offer of continued employment by the acquiror in connection with the change in control of a similar nature and status and on terms generally no less favorable than exist as of immediately prior to the change in control (an “Equivalent Offer”) and declines that offer without good reason, the executive will not be eligible for the severance payments and benefits described above. Under the Change in Control Agreements, severance payments and benefits are also conditioned on the respective named executive officer’s timely execution and non-revocation of a release of claims. See the section entitled “—Golden Parachute Compensation” beginning on page 58 for estimated amounts.

If the payments or benefits payable to a named executive officer in connection with the Transaction would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, those payments or benefits will be reduced if such reduction would result in a greater net after-tax benefit to the executive. As well, if any of Messrs. Butcher, Webster, Mead or Moorefield experiences a Change in Control Termination but is not eligible to receive the enhanced severance payments and benefits described above, that executive may still be eligible to receive his standard severance payments and benefits under the Change in Control Agreements (i.e., the severance payments and benefits that apply upon a qualifying termination that is not a Change in Control Termination). See the description of those standard severance payments and benefits in our annual proxy statement for the 2026 annual general meeting of Company Shareholders filed on April 30, 2026 under the section entitled “Executive Compensation Discussion and Analysis—Compensation-Related Policies and Arrangements—Termination and Change In Control” beginning on page 74 for additional details, which description is incorporated herein by reference.

The Company also previously, on behalf of itself or one of its subsidiaries that employs the executive, entered into an Executive Severance and Change in Control Agreement with Graham Wardlow. On February 23, 2026, Mr. Wardlow notified the Company of his decision to retire from full-time employment, effective as of the end of May 2026, prior to the anticipated Closing Date. Accordingly, Mr. Wardlow is not expected to receive any payments or benefits in respect of his Executive Severance and Change in Control Agreement in connection with the Transaction.

In addition to the named executive officers, certain other officers and key employees of the Company are party to Executive Severance and Change in Control Agreements with the Company on substantially the same terms as those of the Change in Control Agreements described above, including Mark Lawday, Janelle Ramos, Paul Rogan, and Kevin Grant. The Change in Control Agreements applicable to Messrs. Mead, Moorefield, Rogan and Lawday also provide that a qualifying termination in connection with the disposition of more than 75% of the aggregate assets of, or equity interests in, the executive’s primary division to an unrelated entity would also constitute a Change in Control Termination for purposes of such Change in Control Agreements.

The above summary of the key terms of these agreements does not purport to be complete and is qualified, in its entirety, by reference to the full text of the relevant agreement, all of which are on file with the SEC.

Transaction Bonuses

Pursuant to the Transaction Agreement, the Company may approve the payment of cash transaction success bonuses (the “Transaction Bonuses”), in an aggregate amount not to exceed $1,575,715 (the “Transaction Bonus Program”) for certain members of the Company’s management team. Any Transaction Bonuses will become payable as of, or within fifteen (15) business days following, the Closing Date. The Company’s executive officers are expected to be granted Transaction Bonuses in the aggregate amount of up to $1,099,758, including bonuses to the named executive officers as described in the Golden Parachute Compensation Table below, subject to their continued employment through the Closing Date. Transaction Bonuses payable to employees in the United Kingdom will be converted to (and paid in) GBP sterling at the time of payment.

Compensation Arrangements with Buyer

As of the date of this proxy statement, none of the Company’s executive officers has discussed or entered into any agreement with Buyer or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Buyer or one or more of its affiliates. Prior to or following the closing of the Transaction, however, some or all of the Luxfer executive officers may discuss or enter into agreements with Buyer or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Buyer or one or more of its affiliates.

Golden Parachute Compensation

In accordance with Item 402(t) of Regulation S-K under the Securities Act, the table below sets forth the compensation that is based on, or otherwise relates to, the Transaction that will or may become payable to each named executive officer of the Company in connection with the Transaction.

The amounts shown in the table are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, and do not reflect certain compensation actions that may occur prior to completion of the Transaction. For purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:

●	the relevant price per Company Ordinary Share is $17.37 (subject to required withholding taxes), which is equal to the Consideration;

●	the Effective Time will occur on August 21, 2026, which is the assumed Closing Date solely for purposes of the disclosure in this section;

●	the employment of each named executive officer will be terminated immediately following the Effective Time in a manner entitling the named executive officer to receive the severance benefits described in the section entitled “Interests of Certain Persons in the Transaction – Executive Severance and Change in Control Agreements” beginning on page 56; and

●	the potential payments and benefits described in this section are not at a level that would trigger a “cutback” to avoid the “golden parachute” excise tax that may be imposed under Section 4999 of the Code.

Named Executive Officer	Cash ($)(1)	Equity ($)(2)(3)	Perquisites/ Benefits ($)(4)	Other ($)(5)	Total ($)
Andrew Butcher Chief Executive Officer	2,080,890	3,177,859	22,566	346,815	5,628,130
Stephen Webster(5) Chief Financial Officer	803,845	483,193	16,682	160,769	1,494,007
Howard Mead Vice President and General Manager, Luxfer Gas Cylinders - Composite	280,600	248,356	13,929	122,000	664,885
Jeffrey Moorefield Vice President and General Manager, Luxfer Magtech	327,600	239,098	20,232	117,000	703,930
Graham Wardlow(5)(6)(7) Former Divisional Managing Director, Luxfer MEL Technologies	-	-	-	101,520	101,250

(1)	Cash. Represents cash severance payable to each named executive officer upon a termination of employment by Luxfer upon a Change in Control Termination. The cash severance amounts payable are “double-trigger” payments, which means that the amounts will become payable only as a result of the named executive officer’s qualifying termination of employment within six (6) months prior to or two (2) years following the Transaction. The amounts are conditioned on the fact that the executive does not receive an Equivalent Offer, and the executive executes and does not revoke a release of claims in favor of Luxfer and its affiliates. This amount excludes payment for accrued but unused vacation, which represents compensation for service already performed and is payable to the named executive officer upon any termination of employment, whether or not in connection with the Transaction. For further details regarding the severance amounts that may become payable to the named executive officers, see the section of this proxy statement entitled “Interests of Certain Persons in the Transaction – Executive Severance and Change in Control Agreements”.

(2)	Equity. This amount includes the “single trigger” accelerated vesting of unvested Time-Based Options, Performance-Based Options, Company RSU Awards, and Company PSU Awards, in each case, as of the Effective Time, pursuant to the terms of the Transaction Agreement. Time-Based Options and Company RSU Awards carry with them the right to receive dividend equivalents (in shares) accumulated during the period that these awards are outstanding. These dividend equivalents are credited when the award vests. These amounts have been reflected in the table below. Each Company Share Option has an exercise price equivalent to the nominal value of a Company Ordinary Share, which is $1.00 per Company Ordinary Share. See “Interests of Certain Persons in the Transaction—Treatment of Company Equity Awards.” The estimated amount of each such payment is shown in the following table:

	Unvested Time-Based Options		Unvested Performance- Based Options		Unvested Company RSU Awards		Unvested Company PSU Awards
Named Executive Officer	Shares (#)	Value ($)	Shares (#)	Value ($)	Shares (#)	Value ($)	Shares (#)	Value ($)
Andrew Butcher Chief Executive Officer	-	-	-	-	107,816	1,872,764	75,135	1,305,095
Stephen Webster Chief Financial Officer	17,403	284,887	12,114	198,306	-	-	-	-
Howard Mead Vice President and General Manager, Luxfer Gas Cylinders - Composite	-	-	-	-	8,422	146,290	5,876	102,066
Jeffrey Moorefield Vice President and General Manager, Luxfer Magtech	-	-	-	-	8,113	140,923	5,652	98,175
Graham Wardlow Former Divisional Managing Director, Luxfer MEL Technologies	-	-	-	-	-	-	-	-

(3)	Dividend Equivalents. This amount includes the value of dividend equivalents accrued on unvested Time-Based Options and unvested Company RSU Awards through August 21, 2026, in accordance with the terms of the applicable award. The aggregate dollar value of such dividend equivalents included in the “Equity” column for each named executive officer is as follows: (i) Mr. Butcher: $90,949 (5,236 shares); (ii) Mr. Webster: $15,601 (953 shares); (iii) Mr. Mead: $8,052 (462 shares); (iv) Mr. Moorefield: $7,695 (443 shares); and (v) Mr. Wardlow: $0 (0 shares). No dividend equivalents are accrued on unvested Performance-Based Options or unvested Company PSU Awards.
(4)	Perquisites/Benefits. Represents the value of reimbursement for the executive’s monthly cost of health and welfare coverage on the same basis as applicable to active employees at the Company for a period of up to eighteen (18) months following a Change in Control Termination. The continued health and welfare benefits coverage is a “double-trigger” payment, which means that the amounts will become payable only as a result of the named executive officer’s qualifying termination of employment within six (6) months prior to or two (2) years following the Transaction. The amounts are conditioned on the fact that the executive does not receive an Equivalent Offer, and the executive executes and does not revoke a release of claims in favor of Luxfer and its affiliates. For further details regarding the benefits amounts that may be provided to the Company’s named executive officers, see the section of this proxy statement entitled “Interests of Certain Persons in the Transaction – Executive Severance and Change in Control Agreements.”
(5)	Other. Certain executive officers are expected to receive transaction success bonuses in connection with the Transaction. These bonuses are “single trigger” entitlements, and will be payable in a single lump sum upon or within fifteen (15) business days following the Closing Date. For additional information, see the section of this proxy statement entitled “Interests of Certain Persons in the Transaction – Transaction Bonuses.”
(6)	Local Currencies. Stephen Webster and Graham Wardlow are employed in the United Kingdom and paid in GBP sterling. The foregoing amounts have been translated into US dollars at the following average exchange rate for the quarter ending June 30, 2026: £1: US$1.3431.
(7)	Graham Wardlow. Mr. Wardlow ceased to be an executive officer as of May 31, 2026, which was the effective date of his retirement.

Insurance and Indemnification

For six (6) years following completion of the Transaction, Buyer is required to cause to be maintained officers’ and directors’ liability insurance in respect of acts, errors or omissions occurring prior to the Effective Time covering each person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect as of July 26, 2026; provided, however, that Buyer if the premiums for such insurance would at any time exceed 300% of the amount paid by the Company for coverage in its last full fiscal year for such insurance (the “Current Premium”), Buyer is required to maintain policies of insurance that, in Buyer’s good faith judgment, provide the maximum coverage available at an annual premium equal to 300% of the Current Premium. Such obligations to maintain insurance may also be satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company prior to or after the Effective Time, which policies provide coverage for an aggregate period of up to six (6) years with respect to claims arising from acts, errors or omissions that occurred on or before the Effective Time (including in respect of the transactions contemplated by the Transaction Agreement); provided that such premiums for such insurance do not exceed 300% of the Current Premium with respect to each such coverage.

For a period of six (6) years following completion of the Transaction, the Company is required to, and Buyer is required to cause the Company to:

●	indemnify (including advancement of expenses) and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or any of its subsidiaries or otherwise (each an “Indemnified Party”) for any and all costs and expenses (including reasonable and documented out-of-pocket fees and expenses of legal counsel, which shall be advanced as they are incurred; provided that the Indemnified Party shall have made a sufficient undertaking to repay such expenses if it is ultimately determined that such Indemnified Party was not entitled to indemnification), judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or incurred by such Indemnified Party in connection with or arising out of any action, suit or other proceeding (whether civil or criminal) in which such Indemnified Party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (an “Indemnified Party Proceeding”) (A) by reason of such Indemnified Party’s being or having been such director, officer or employee of the Company or any of its subsidiaries or otherwise in connection with any action taken or not taken at the request of the Company or any of its subsidiaries or (B) arising out of such Indemnified Party’s service in connection with any other corporation or organization for which he or she serves or has served as a director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan), in each of (A) or (B), whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened and at, or at any time prior to, the Effective Time (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated by the Transaction Agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party), to the fullest extent permitted under applicable law;

●	fulfill and honor in all respects the obligations of the Company pursuant to: (x) each indemnification provision set forth in any Contract in effect as of July 26, 2026 between the Company or any of its subsidiaries and any Indemnified Party; and (y) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the Company Articles of Association, certificate of incorporation, bylaws or similar organizational documents of the Company or any of its subsidiaries as in effect on July 26, 2026.

Regulatory Approvals Required

United States Antitrust

Under the HSR Act, the Transaction cannot be consummated until notifications have been submitted to the FTC and the Antitrust Division (the “HSR Notification Forms”), and specified waiting period requirements have been observed. On August 7, 2026, each of the Company and Buyer filed the HSR Notification Forms pursuant to the HSR Act with the FTC and the Antitrust Division. Filing the HSR Notification Forms initiated a 30-day waiting period, which is scheduled to expire on September 8, 2026, unless otherwise earlier terminated or extended, during which time the parties are not permitted to close the Transaction.

Other Regulatory Clearances

In addition to clearance under the HSR Act, completion of the Transaction requires approvals or authorizations in connection with certain foreign investment laws in certain foreign jurisdictions, including the United Kingdom and Italy. In connection with the foregoing, the Company submitted such filings in Italy and the United Kingdom on August 12, 2026 and August 13, 2026, respectively.

There can be no assurance that any required regulatory approval will be obtained on a timely basis or at all.

England and Wales Court Process

The Transaction is being implemented by way of a scheme of arrangement, which requires, among other things, an application by the Company to the Court to sanction the Scheme of Arrangement. The Scheme of Arrangement is a statutory procedure under Part 26 of the Companies Act, pursuant to which the Court may approve an arrangement between the Company and its shareholders.

For the purposes of the Scheme of Arrangement, the Company has made an initial application to the Court to convene the Scheme Meeting at which the Scheme Proposal must be approved by a majority in number of the Scheme Shareholders present and voting at the Scheme Meeting (or any adjournment or postponement thereof), in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast.

If the Company Shareholders so agree by approving the Scheme of Arrangement, subject to the satisfaction or waiver of the conditions set forth in the Transaction Agreement, the Company will return to the Court to request the Court sanction the Scheme of Arrangement. Company Shareholders are entitled to attend to support or oppose the sanction of the Scheme of Arrangement by the Court as described in “Part 2—Sanction of the Scheme of Arrangement by the Court” of this proxy statement. Upon the Scheme of Arrangement becoming effective in accordance with its terms and the Companies Act, it will bind the Company and its shareholders.

Financing

Buyer has obtained debt and equity financing commitments for the purpose of financing the Transaction, including payment of the Consideration, any payments made in respect of equity compensation obligations, the payment of any debt contemplated or required to be repaid or otherwise satisfied in connection with the Transaction, including the Company’s existing credit agreement, and paying related fees, costs and expenses. The obligation of Buyer to consummate the Transaction is not subject to any financing condition.

Buyer has entered into the Equity Commitment Letter with the Equity Investor, pursuant to which the Equity Investor has committed to capitalize Buyer, immediately prior to the Closing, with an aggregate equity contribution of up to approximately $265 million subject to the terms and conditions set forth in the Equity Commitment Letter.

The Equity Investor has executed a guarantee in favor of the Company to guarantee, subject to certain limitations, the payment of the termination fee that may become payable by Buyer under the terms of the Transaction Agreement and certain other expense and indemnification obligations of Buyer under the Transaction Agreement.

In addition, MidCap Financial Trust (together with, through, and/or on behalf of their applicable affiliates), has committed to provide debt financing for the Transaction consisting of a $290 million secured term loan facility and a $50 million secured revolving facility on the terms set forth in the Debt Commitment Letter.

Effect on the Company if the Transaction is Not Completed

If the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal are not approved by the Company Shareholders, or if the Transaction is not completed for any other reason:

●	the Company Shareholders will not be entitled to, nor will they receive, any payment of Consideration from Buyer pursuant to the Transaction Agreement;

●	the Company will remain an independent public company;

●	Company Ordinary Shares will continue to be listed and traded on the NYSE under the symbol “LXFR” and registered under the Exchange Act;

●	the Company will continue to file periodic reports with the SEC;

●	we anticipate that shareholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to the Company’s business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which Company operates and economic conditions;

●	the price of our Company Ordinary Shares may decline, and if that were to occur, it is uncertain when, if ever, the price of Company Ordinary Shares would return to the price at which it trades as of the date of this proxy statement;

●	under certain specified circumstances, the Company will be required to pay the Company Termination Payment ($18,000,000) or may be entitled to receive the Buyer Termination Payment ($32,250,000). For more information, see “The Transaction Agreement—Termination Payments” beginning on page 97.

Payment of Consideration

Settlement of the Consideration to which Company Shareholders are entitled will be delivered to such Company Shareholders within two (2) business days following delivery to the Exchange Agent, if required, of duly completed and validly executed letter of transmittal, or receipt of an “agent’s message” by the Exchange Agent in the case of Book-Entry Shares, and, in each case, delivery to the Exchange Agent of such other documents as may be reasonably requested by the Exchange Agent. For further information regarding the settlement of the Consideration, see the section of this proxy statement entitled “The Transaction Agreement—Exchange Procedures” beginning on page 73.

NO DISSENTERS’ RIGHTS

Under the laws of England and Wales, holders of Company Ordinary Shares do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement.

MATERIAL TAX CONSEQUENCES OF THE TRANSACTION

Material U.S. Federal Income Tax Considerations

The following is a general discussion of material U.S. federal income tax consequences related to the Scheme of Arrangement to Company Shareholders that receive the Consideration in exchange for Company Ordinary Shares pursuant to the Scheme of Arrangement. This discussion is limited to Company Shareholders who hold their Company Ordinary Shares as “capital assets” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion is based on current provisions of the Code, the Treasury Regulations promulgated thereunder, judicial interpretations thereof and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as in effect as of the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or interpretation could affect the discussion set forth herein.

This discussion is for general information only and does not purport to address all aspects of U.S. federal income taxation that may be relevant to particular Company Shareholders in light of their particular facts and circumstances, including the alternative minimum tax, and does not apply to Company Shareholders that are subject to special rules under the U.S. federal income tax laws (including, for example, banks or other financial institutions, insurance companies, regulated investment companies, real estate investment trusts, mutual funds, dealers in securities or currencies, traders in securities that elect to apply a mark-to-market method of accounting, tax-exempt entities, entities or arrangements treated as partnerships for U.S. federal income tax purposes or other flow-through entities (and investors therein), subchapter S corporations, personal holding companies, passive foreign investment companies or controlled foreign corporations, qualified foreign pension plans or qualified collective investment vehicles, retirement plans, individual retirement accounts or other tax-deferred accounts, U.S. Holders having a “functional currency” other than the U.S. dollar, U.S. Holders who received their Company Ordinary Shares in connection with the performance of services, U.S. Holders who hold Company Ordinary Shares as part of a straddle, constructive sale, conversion transaction or other integrated or risk reduction transaction, U.S. Holders required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement, U.S. Holders that actually or constructively hold five percent (5%) or more of the outstanding Company Ordinary Shares and U.S. Holders who acquired their Company Ordinary Shares through the exercise of an employee stock option or otherwise as compensation or through a retirement plan). This discussion does not address any considerations under U.S. federal tax laws other than those pertaining to the income tax. It does not address any considerations under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, or any state, local or non-U.S. tax laws.

For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of Company Ordinary Shares that, for U.S. federal income tax purposes, is:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (a) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of Company Ordinary Shares that is neither a U.S. Holder nor a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes).

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Company Ordinary Shares, the tax treatment of a person treated as a partner in such partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partnership level. Such partnerships and any person that for U.S. federal income tax purposes is treated as a partner in a partnership holding Company Ordinary Shares should consult their tax advisor regarding the tax consequences of the Scheme of Arrangement to them.

No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences related to the Scheme of Arrangement described below. No assurance can be given that the IRS will agree with the views expressed in this discussion, or that a court will not sustain any challenge by the IRS in the event of litigation. Furthermore, no opinion of counsel has been or will be rendered with respect to any tax consequences related to the Scheme of Arrangement or any related transactions. The use of words such as “will” and “should” in any tax-related discussion contained in this discussion is not intended to convey a particular level of comfort.

This discussion does not constitute legal advice to any holder. All Company Shareholders should consult their own tax advisors to determine the particular tax consequences to them of the Scheme of Arrangement, including the applicability and effect of any U.S. federal, state, local, non-U.S. and other tax laws.

Tax Consequences to U.S. Holders

Except as specifically discussed below, the following discussion assumes the Company is not a PFIC (as defined below). The receipt of the Consideration in exchange for Company Ordinary Shares pursuant to the Scheme of Arrangement is generally expected to be a taxable transaction for U.S. federal income tax purposes. A U.S. Holder generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the Consideration received by such U.S. Holder in the Scheme of Arrangement and (ii) the U.S. Holder’s adjusted tax basis in the Company Ordinary Shares surrendered in exchange therefor. A U.S. Holder’s adjusted tax basis in its Company Ordinary Shares generally will equal the amount that such U.S. Holder paid for such Company Ordinary Shares. Such gain or loss generally will be capital gain or loss, and generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Company Ordinary Shares as of the Closing Date of the Scheme of Arrangement exceeds one year. Long-term capital gains recognized by certain non-corporate U.S. Holders, including individuals, are currently taxed at preferential U.S. federal income tax rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Company Ordinary Shares at different times or at different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Company Ordinary Shares.

A non-U.S. corporation, such as the Company, will be classified for U.S. federal income tax purposes as a “passive foreign investment company” (a “PFIC”) for any taxable year, if after the application of certain “look-through” rules, (a) at least seventy-five percent (75%) of its gross income is “passive income” as that term is defined in the relevant provisions of the Code (e.g., dividends, interest, certain rents and royalties, or gains on the disposition of certain minority interests or investment property) or (b) at least fifty percent (50%) of the average value of its assets consists of assets that produce, or are held for the production of, “passive income.” Although it is not free from doubt, the Company does not believe it has ever been classified as a PFIC for U.S. federal income tax purposes.

If, contrary to the Company’s expectation, the Company were classified as a PFIC for any taxable year during which a U.S. Holder held Company Ordinary Shares, such classification could result in adverse tax consequences to such U.S. Holder, and different U.S. federal income tax consequences from those described above may apply to the receipt of the Consideration by such U.S. Holder in exchange for Company Ordinary Shares. These consequences include, but are not limited to, having gains realized on the receipt of the Consideration treated as ordinary income rather than capital gain and being subject to punitive interest charges on such gains. Furthermore, although a non-U.S. corporation’s PFIC status is determined annually, if the Company were classified as a PFIC for any taxable year during which a U.S. Holder held Company Ordinary Shares, the Company would generally continue to be treated as a PFIC with respect to such U.S. Holder in subsequent years, even if the Company ceased to be a PFIC. The PFIC rules are extremely complex. U.S. Holders should consult their own tax advisors regarding the potential application of the PFIC rules to their disposition of Company Ordinary Shares in connection with the Scheme of Arrangement.

Tax Consequences to Non-U.S. Holders

A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of the Consideration in exchange for Company Ordinary Shares pursuant to the Scheme of Arrangement unless:

●	the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States); or

●	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the Transaction, and certain other requirements are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated U.S. federal income tax rates, generally in the same manner as if such Non-U.S. Holder were a U.S. Holder. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30%, or lower rate specified in an applicable income tax treaty, on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal, state, local and other tax considerations that may be relevant to them in light of their particular circumstances and as to potentially applicable income tax treaties that may provide for different rules and rates.

FATCA

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance issued thereunder (commonly referred to as “FATCA”) imposes a 30% withholding tax on “withholdable payments” (as defined in the Code, including payments of interest and distributions treated as dividends) if paid to a “foreign financial institution” or a “non-financial entity” (each as defined in the Code) (including in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E), or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). While withholdable payments would have originally included payments of gross proceeds from the sale or other disposition of stock which can produce U.S.-source dividends, proposed Treasury Regulations provide that such payments of gross proceeds do not constitute withholdable payments. Taxpayers may rely generally on these proposed Treasury Regulations until they are revoked or final Treasury Regulations are issued. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules.

Information Reporting and Backup Withholding

Payments to a U.S. Holder pursuant to the Scheme of Arrangement may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of twenty-four percent (24%)), unless such U.S. Holder provides proof of an applicable exemption or furnishes its taxpayer identification number and otherwise complies with all applicable requirements of the backup withholding rules. To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption from backup withholding should complete and return an IRS Form W-9, certifying under penalties of perjury that such U.S. Holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct, and that such U.S. Holder is not subject to backup withholding.

A Non-U.S. Holder may be subject to information reporting and backup withholding (currently at a rate of 24%) on payments received pursuant to the Scheme of Arrangement and may be required to comply with certification requirements and identification procedures. To avoid backup withholding, a Non-U.S. Holder that does not otherwise establish an exemption from backup withholding should complete and return an applicable IRS Form W-8BEN, IRS Form W-8BEN-E or other appropriate IRS Form W-8 as applicable for the Non-U.S. Holder, in accordance with the instructions thereto, certifying that such Non-U.S. Holder is not a “United States person” (within the meaning of the Code). Non-U.S. Holders should consult their own tax advisors to determine which IRS Form W-8 is appropriate.

Certain Company Shareholders (including corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Company Shareholder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. The IRS may impose a penalty upon a holder that fails to provide the correct taxpayer identification number.

THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF THE CONSIDERATION IN EXCHANGE FOR COMPANY ORDINARY SHARES PURSUANT TO THE SCHEME OF ARRANGEMENT UNDER ANY U.S. FEDERAL, STATE, NON-U.S., LOCAL OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Material United Kingdom Tax Consequences

Set forth below is a summary of certain limited aspects of the United Kingdom taxation treatment of the Company Shareholders pursuant to the Scheme of Arrangement. This summary is based on current UK legislation and what is understood to be current HM Revenue and Customs practice (which may not be binding on HMRC), both of which are subject to change, possibly with retrospective effect. The following does not constitute legal or tax advice.

This summary does not address all of the UK tax considerations that may be relevant to specific Company Shareholders in light of their particular circumstances or to Company Shareholders subject to special treatment under UK tax rules. It is intended as a general guide and does not deal with certain types of Company Shareholders including, but not limited to, persons who are: (i) brokers, charities, trusts, dealers in securities, intermediaries, collective investment schemes, insurance companies, market makers, trustees of certain trusts; (ii) subject to specific tax regimes or able to benefit from specific reliefs or exemptions; (iii) treated as holding their Company Ordinary Shares as carried interest, collective investment schemes, or exempt pension funds; (iv) Company Shareholders who hold Company Ordinary Shares as part of hedging or commercial transactions; or (v) persons holding or acquiring shares in the course of a trade, profession or vocation carried out in the UK (whether through a branch or agency or otherwise) and persons who have or could be treated for tax purposes as having acquired their Company Ordinary Shares by reason of an office or their employment and temporary non-residents. In particular, the following paragraphs do not refer to UK inheritance tax.

References below to “UK Shareholders” are to Company Shareholders (a) who are resident for tax purposes in, and only in, the UK (and who are not within the UK’s Foreign Income and Gains regime); (b) who hold their Shares as an investment and (c) who are the absolute beneficial owners of their Shares.

References below to “non-UK Shareholders” are to Company Shareholders who are not resident for tax purposes in the UK (and have not within the past five years been resident for tax purposes in the UK) and who do not hold their Company Ordinary Shares through a UK permanent establishment.

Company Shareholders are encouraged to consult an appropriate independent professional tax advisor in respect of their tax position.

UK Taxation of Disposals – UK Shareholder

Pursuant to the Scheme of Arrangement, each UK Shareholder will transfer their Company Ordinary Shares to Buyer (or its designated affiliate) in exchange for the Consideration, without interest and subject to any required withholding of taxes. For UK tax purposes, this transfer will constitute a disposal of the relevant Company Ordinary Shares by the UK Shareholder for the Consideration received.

The comments set out below are intended as a general guide to certain UK tax considerations relevant to UK Shareholders.

Individuals

The transactions effected pursuant to the Scheme of Arrangement with respect to any Company Ordinary Shares held by a UK Shareholder who is an individual pursuant to the Scheme of Arrangement will generally constitute a disposal of those Company Ordinary Shares for the purposes of UK capital gains tax (“CGT”). Such a UK Shareholder will generally be treated as receiving, in relation to the disposal, an amount equal to the Consideration for each Company Ordinary Share disposed of and will generally recognize a gain or loss for CGT purposes equal to the difference between (i) the Consideration received by them (before any deduction for withholding taxes) and (ii) their allowable base cost (and any incidental costs of acquisition and disposal) in the Company Ordinary Shares disposed of. Subject to available exemptions, reliefs or allowances, chargeable gains arising on disposal of Company Ordinary Shares will generally be subject to CGT at the rate of 18% (for UK Shareholders who are basic rate taxpayers) or 24% (for UK Shareholders who are higher or additional rate taxpayers), for the tax year in which the disposal occurs. UK Shareholders who are individuals should consult their own tax advisors as to the current rates applicable to any gains arising and the availability of any reliefs or offsets to them, based on their own circumstances.

Corporates

Subject to available exemptions, reliefs or allowances, chargeable gains arising on a disposal of Company Ordinary Shares by a UK Shareholder that is within the charge to UK corporation tax will generally be subject to UK corporation tax, computed by reference to the difference between the Consideration received and the corporate UK Shareholder’s allowable base cost (and any incidental costs of acquisition and disposal) in the Company Ordinary Shares disposed of. Any resulting chargeable gain will generally be subject to corporation tax at the main rate of 25% (or, where applicable, the small profits rate of 19% or an effective marginal rate between those two rates). Corporate UK Shareholders should consult their own tax advisors regarding the availability of any reliefs, exemptions or allowances that may apply to the disposal of their Company Ordinary Shares.

UK Taxation of Disposals – Non-UK Shareholders

A non-UK Shareholder who does not conduct any trade, profession or vocation carried out in the UK (whether through a branch, agency, permanent establishment or otherwise) should not generally be subject to UK CGT or UK corporation tax in respect of the disposal of their Company Ordinary Shares pursuant to the Scheme of Arrangement. Non-UK Shareholders should consult their own tax advisors as to the tax consequences of the Transaction under the laws of their own jurisdiction of residence or incorporation.

Stamp Duty and Stamp Duty Reserve Tax (“SDRT”)

Any UK stamp duty or UK SDRT payable as a result of the transfer of the Company Ordinary Shares under the Scheme of Arrangement will not be payable by the Company Shareholders.

DELISTING AND DEREGISTRATION OF COMPANY ORDINARY SHARES

Pursuant to the Transaction Agreement, if the Transaction is completed, the Company and Buyer will cooperate with each other in taking, or causing to be taken, all action necessary to delist the Company Ordinary Shares from the NYSE and deregister the Company Ordinary Shares under the Exchange Act, in each case which will not be effective until after the Effective Time. Accordingly, Company Ordinary Shares will be delisted from the NYSE and deregistered under the Exchange Act promptly following the completion of the Transaction.

INFORMATION ABOUT THE PARTIES

Luxfer

Luxfer Holdings PLC is a global industrial company innovating niche applications in materials engineering. Using its broad array of proprietary technologies, Luxfer focuses on value creation, customer satisfaction, and demanding applications where technical know-how and manufacturing expertise combine to deliver a superior product. Luxfer’s high-performance materials, components, and high-pressure gas containment devices are used in defense and emergency response, clean energy, healthcare, transportation, and specialty industrial applications. For more information, please visit www.luxfer.com. Luxfer is listed on the NYSE and the Company Ordinary Shares trade under the symbol LXFR.

The principal executive offices of Luxfer are 3016 Kansas Avenue, Riverside, California 92507, Attention: Luxfer Legal, and its telephone number is +1 (951) 684-5110.

Wynnchurch

Founded in 1999, Wynnchurch Capital, L.P. is a leading private investment firm with approximately $9.1 billion of assets under management. Wynnchurch partners with management teams and owners to build stronger, more competitive businesses through investment expertise and operational capabilities. The firm has deep experience executing complex transactions, including founder-led transactions, corporate carve-outs, recapitalizations, restructurings, and take-private acquisitions. Wynnchurch has completed more than 180 platform and add-on acquisitions, and its portfolio companies employ approximately 19,000 people as of March 31, 2026.

The principal executive offices of Wynnchurch are 6250 N. River Road, Suite 10-100, Rosemont, IL 60018, Attention: Wynnchurch Legal, and its telephone number is +1 (847) 604-6100.

Buyer

Double Eagle Acquisition Buyer, Inc. is a Delaware corporation and a newly formed holding company owned by funds managed by Wynnchurch. Buyer was formed solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement. Buyer has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement.

THE TRANSACTION AGREEMENT

The following is a summary of certain material terms of the Transaction Agreement and is qualified in its entirety by the full text of the Transaction Agreement, including the Scheme of Arrangement. A copy of the Transaction Agreement is attached as Annex A to this proxy statement, and a copy of the Scheme of Arrangement is included in “Part 3—Scheme of Arrangement” of this proxy statement. We urge you to read the full text of the Transaction Agreement and Scheme of Arrangement because they are the legal documents that govern the Transaction and this summary may not contain all the information about the Transaction Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Transaction Agreement and not by this summary or any other information contained in this proxy statement.

The Transaction Agreement has been included to provide Company Shareholders with information regarding its terms and is not intended to provide any other factual information about the Company, Buyer or their respective subsidiaries and affiliates, or their respective businesses. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Company Shareholders are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates or businesses. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Transaction Agreement, and unless required by applicable law, the Company does not undertake any obligation to update such information. In addition, you should not rely on the covenants in the Transaction Agreement as actual limitations on the respective businesses of the Company or Buyer, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Transaction Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. Accordingly, the representations, warranties, covenants and other agreements in the Transaction Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding the Company and our business.

Capitalized terms used and not defined in this section have the meanings ascribed to them in the Transaction Agreement attached as Annex A to this proxy statement.

Structure of the Transaction

At the Effective Time, upon the terms and subject to the conditions set forth in the Transaction Agreement and the terms of the Scheme of Arrangement, all Company Ordinary Shares then outstanding will be transferred from the Company Shareholders to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement), and the Company Shareholders will cease to have any rights with respect to the Company Ordinary Shares, except their rights under the Scheme of Arrangement, including the right to receive the Consideration. As soon as practicable following the Effective Time (subject to any mandatory stamping of relevant instruments of transfer for the Company Ordinary Shares), the Company’s register of members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Ordinary Shares to Buyer (or an affiliate of Buyer designated by Buyer prior to the filing of the Scheme of Arrangement with the Court), following which the Company shall be a wholly owned subsidiary of Buyer or such affiliate of Buyer.

Pursuant to the Scheme of Arrangement, at the Effective Time, each Company Shareholder irrevocably appoints Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to exercise or to direct the exercise on its behalf (in place of and to the exclusion of the relevant Company Shareholder) of (A) any voting rights attached to its Company Ordinary Shares (including, without limitation, in relation to any proposal to convert the Company to a private limited company); and (B) any or all rights and privileges attaching to its Company Ordinary Shares (including, without limitation, the right to receive any distribution or other benefit accruing or payable in respect thereof and the right to requisition the convening of a general meeting of the Company or any class of its shareholders), to sign on behalf of such Company Shareholders such documents, and do such things, as may in the opinion of Buyer (and/or its nominee(s)) and/or each of their respective agents and directors (in each case, acting reasonably) be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Company Ordinary Shares, including without limitation, an authority to sign any consent to short notice of a general or separate class meeting and to execute a form of proxy or other representative or similar document in respect of its Company Ordinary Shares appointing any person nominated by Buyer to attend general and separate class meetings of the Company and authorizes the Company and/or its agents to send to Buyer (and/or its nominee(s)) any notice, circular, warrant or other document or communication which may be required to be sent to it as a member of the Company, and undertakes not to, without the consent of Buyer: (A) exercise any vote or any other rights or privileges attaching to the relevant Company Ordinary Shares; or (B) appoint a proxy or representative for, or to attend, any general meeting or separate class meeting of the Company, such that from the Effective Time, no Company Shareholder shall be entitled to exercise any voting rights attached to the Company Ordinary Shares or any other rights or privileges attaching to the Company Ordinary Shares.

Per Share Consideration to Company Shareholders

At the Effective Time and in consideration of the transfer of Company Ordinary Shares to Buyer and/or its affiliate as described above, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $17.37 per Company Ordinary Share held by them immediately prior to the Effective Time, subject to any applicable tax withholding.

If any dividend, distribution and/or return of capital is announced, declared, made or paid in respect of any Company Ordinary Share on or after July 26, 2026 and prior to the Effective Date, other than the Company’s quarterly dividend of $0.13 per Company Ordinary Share paid on August 5, 2026 to Company Shareholders of record as of the close of business on July 17, 2026, Buyer shall be entitled to reduce the amount of the Consideration payable for each Company Ordinary Share by the amount of all or part of any such dividend, distribution or return of capital. If Buyer exercises such right to reduce the Consideration in accordance with the terms of the Scheme of Arrangement, the relevant Company Shareholders will be entitled to receive and retain such dividend and/or distribution and/or return of capital (or relevant part of it), provided that if any Company Shareholder is not entitled to such dividend, distribution or return of capital in respect of their Company Ordinary Shares, then Buyer will pay the full amount of Consideration payable to such Company Shareholders pursuant to the Scheme of Arrangement. To the extent that any such dividend and/or distribution and/or return of capital is transferred to Buyer on a basis which entitles Buyer to receive and retain it, or is cancelled, the Consideration will not be reduced. Any exercise by Buyer of its rights referred to in this paragraph, for the avoidance of doubt, will not be regarded as constituting any revision or variation of the terms of the Scheme of Arrangement.

Treatment of Company Equity Awards

The Transaction Agreement provides that the Company Equity Awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:

●	each Time-Based Option will become fully vested (to the extent unvested) and be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the excess, if any, of the Consideration over the applicable exercise price per Company Ordinary Share, multiplied by the number of Company Ordinary Shares subject to such Time-Based Option, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Time-Based Option (without interest), subject to any applicable tax withholding;

●	each Performance-Based Option will (1) become vested to the extent the performance conditions applicable to such Performance-Based Option, as determined reasonably and in good faith by the Company Board or the Remuneration Committee, are achieved based on actual performance results achieved as of the Closing Date, with the number of Company Ordinary Shares deemed vested then multiplied by a fraction, (a) the numerator of which is the number of days during the applicable performance period that have elapsed prior to and including the Closing Date and (b) the denominator of which is the total number of days in such performance period, rounded down to the nearest whole number of Company Ordinary Shares, and (2) be cancelled and converted into the right to receive an amount in cash equal to the sum of (A) the product of (I) the excess, if any, of the Consideration over the applicable exercise price per Company Ordinary Share of such Company Share Option, multiplied by (II) the total number of Earned Shares and (B) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Performance-Based Option (without interest), subject to any applicable tax withholding. Each Performance-Based Option that has a per-share exercise price that is greater than the Consideration will be cancelled as of the Effective Time for no consideration;

●	each Company RSU Award will become fully vested and be cancelled and converted into the right to receive a cash payment equal to the sum of (i) the Consideration multiplied by the number of underlying Company Ordinary Shares, plus (ii) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Company RSU Award (without interest), subject to any applicable tax withholding; and

●	each Company PSU Award will (1) become vested based on the extent to which the performance conditions applicable to such Company PSU Award are achieved, measured based on actual performance results as of the Closing Date, as determined reasonably and in good faith by the Company Board or the Remuneration Committee, with the number of Company Ordinary Shares deemed earned then multiplied by a fraction, (a) the numerator of which is the number of days during the applicable performance period that have elapsed prior to and including the Closing Date and (b) the denominator of which is the total number of days in such performance period, rounded down to the nearest whole number of shares, and (2) be cancelled and converted into the right to receive an amount in cash equal to the sum of (A) the product of (I) the Consideration multiplied by (II) the number of Earned PSUs and (B) any applicable accrued but unpaid dividend equivalent payments granted in tandem with such Company PSU Award (without interest), in each case, subject to any applicable tax withholding.

Exchange Procedures

Prior to the Closing, Buyer will (A) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as exchange agent for the payment of the Consideration (“Exchange Agent”) and (B) enter into an exchange agent agreement, in form and substance reasonably acceptable to the Company, with such Exchange Agent (the “Exchange Agent Agreement”). On the Closing Date, Buyer will deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Company Shareholders, cash in an amount equal to the aggregate Consideration. All cash deposited with the Exchange Agent pursuant to the preceding sentence is referred to as the “Exchange Fund.”

As promptly as reasonably practicable after the Effective Time, and in any event within three (3) Business Days after the Effective Time, Buyer will cause the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Company Ordinary Shares (the “Certificates”) or non-certificated Company Ordinary Shares represented by book-entry (the “Book-Entry Shares”) that is entitled to receive the Consideration a letter of transmittal, which will be in such form and have such other provisions as Buyer and the Exchange Agent may reasonably specify. The Exchange Agent Agreement will require that each holder of Company Ordinary Shares that have been converted into the right to receive the Consideration is entitled to receive the Consideration in respect of the Company Ordinary Shares represented by a Certificate, within two (2) Business Days following delivery to the Exchange Agent of a duly completed and validly executed letter of transmittal, or receipt of an “agent’s message” by the Exchange Agent in the case of Book-Entry Shares, and, in each case, delivery to the Exchange Agent of such other documents as may be reasonably requested by the Exchange Agent. The Exchange Agent will accept such letters of transmittal, “agent’s message” with respect to Book-Entry Shares or other documents upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect orderly payments of the Consideration in accordance with normal exchange practices. If payment of the Consideration is to be made to a person other than the person in whose name the Certificate is registered, it will be a condition precedent to payment that the person requesting such payment shall have paid (and provided all requested documentation thereof) any transfer, stamp and other similar taxes required by reason of the payment of the Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of Buyer and the Exchange Agent that such tax either has been paid or is not required to be paid. Payment of the Consideration with respect to Book-Entry Shares will only be made to the person in whose name such Book-Entry Shares are registered. Each Certificate and Book-Entry Share will be deemed at any time after the Effective Time to represent only the right to receive the Consideration as contemplated by the Transaction Agreement, without interest thereon. Any portion of the Exchange Fund which has not been transferred to the holders of Company Ordinary Shares within twelve (12) months of the Effective Time will be delivered to Buyer or its designee(s) promptly upon request by Buyer, it being understood that no such delivery will affect any legal right that a Company Shareholder may have to receive the Consideration. None of Buyer, the Company or the Exchange Agent or any of their respective affiliates or representatives or agents will be liable to any person in respect of any Consideration (or dividends or distributions with respect thereto) from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

Scheme Effective Time and Closing of the Transaction

The Scheme of Arrangement will become effective as soon as the Court Order has been delivered to the Registrar of Companies in England and Wales in accordance with section 899(4) of the Companies Act.

Tax Withholding

The Exchange Agent, Buyer, the Company and any other applicable withholding agent will be entitled to deduct and withhold from any amounts otherwise payable pursuant to the Transaction Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any applicable law. Such withheld amounts, to the extent timely remitted to the applicable governmental authority, will be treated for purposes of the Transaction Agreement as having been paid to the person in respect of which such deduction and withholding was made.

Representations and Warranties

The Transaction Agreement contains certain representations and warranties made by each of the Company and Buyer to the other. The assertions embodied in those representations and warranties are solely for the purposes of the Transaction Agreement. Certain of the parties’ representations and warranties are qualified by knowledge (which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain officers of the Company or Buyer, as applicable, did not have actual knowledge after reasonable inquiry of such officer’s direct reports), materiality and/or a “Company Material Adverse Effect” or “Buyer Material Adverse Effect” standard, as applicable. The representations and warranties contained in the Transaction Agreement will not survive the consummation of the Transaction.

The Transaction Agreement contains a number of representations and warranties of the Company, subject to certain exceptions in the Transaction Agreement, the Company Disclosure Schedule, and in Luxfer’s public filings, relating to, among other things:

●	corporate existence and qualification to do business of the Company and its subsidiaries;

●	corporate authorization relating to the execution, delivery and performance of the Transaction Agreement;

●	certain consents and approvals relating to the execution, delivery and performance of the Transaction Agreement, the consummation of the Transaction and the absence of certain violations;

●	non-contravention of the Company Articles of Association and organizational documents of the Company’s subsidiaries, certain material contracts and applicable law;

●	capitalization;

●	ownership of subsidiaries;

●	timely filing of, and the accuracy and completeness of, SEC filings of the Company, including financial statements, absence of SEC investigations and compliance with the rules and regulations of the NYSE;

●	the maintenance of internal controls and disclosure controls over financial reporting;

●	the absence of certain changes affecting the Company;

●	the absence of certain undisclosed material liabilities;

●	the absence of certain litigation;

●	compliance with applicable law;

●	certain business practices, including compliance with anti-corruption laws and sanctions;

●	material contracts;

●	tax matters;

●	employee benefit plans and other agreements, plans and policies with or concerning employees;

●	labor and employment matters;

●	insurance policies;

●	environmental matters;

●	intellectual property;

●	data protection and cybersecurity;

●	owned real property and leased real property;

●	takeover statutes;

●	brokers’ fees;

●	the accuracy of the information supplied by Luxfer for the purposes of inclusion in this proxy statement;

●	the opinion of the Company’s financial advisor;

●	the absence of undisclosed transactions between the Company or its subsidiaries, on the one hand, and Company directors, officers or 5%-or-greater shareholders, on the other hand; and

●	government contracts and government bids.

In addition, the Transaction Agreement contains a number of representations and warranties of Buyer, including with respect to, among other things:

●	corporate existence and power to do business;

●	corporate authorization relating to the execution, delivery and performance of the Transaction Agreement;

●	certain consents and approvals relating to the execution, delivery and performance of the Transaction Agreement, the consummation of the Transaction and the absence of certain violations;

●	the lack of prior acquisitions by Buyer and its affiliates that could delay the Transaction;

●	non-contravention of Buyer’s and its subsidiaries’ organizational documents and applicable law;

●	the absence of a required vote of Buyer shareholders;

●	the absence of certain litigation;

●	Buyer’s financing and the sufficiency of available funds;

●	solvency;

●	delivery and enforceability of the Guarantee;

●	absence of certain agreements between Buyer and its affiliates or Wynnchurch Capital Partners VI, LP, on the one hand, and Company management, directors or significant shareholders on the other hand;

●	the ownership of Company Ordinary Shares;

●	the accuracy of the information supplied by Buyer for the purposes of inclusion in this proxy statement;

●	takeover statutes;

●	compliance with law; and

●	brokers’ fees.

Definition of Company Material Adverse Effect

For purposes of the Transaction Agreement, “Company Material Adverse Effect” means any event, change, fact, condition, circumstance or occurrence that, when considered either individually or in the aggregate together with all other events, changes, facts, conditions, circumstances or occurrences, has had, or would reasonably be expected to have, a material adverse effect (i) on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) individually or in the aggregate, materially impairs, materially delays or prevents, or would reasonably be expected to materially impair, materially delay or prevent, the Company from consummating the Transaction by the End Date (as the same may be extended pursuant to the Transaction Agreement); provided, however, that with respect to clause (i) none of the following (alone or in combination) shall constitute or be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur:

●	changes in general economic, regulatory or political conditions, or the capital, credit, banking, debt, financial or currency markets, in the United States or elsewhere in the world, or changes therein, including changes in interest or exchange rates or any suspension of trading in securities on any securities exchange or other market;

●	changes in general conditions in any industry in which the Company and its subsidiaries operate or in any specific jurisdiction or geographical area in the United States or elsewhere in the world in which the Company and its subsidiaries operate;

●	any changes in the generally accepted accounting principles in the United States (“GAAP”) or other accounting standards (or any authoritative interpretation or enforcement thereof) after July 26, 2026;

●	any changes in applicable law (or any authoritative interpretation or enforcement thereof) after July 26, 2026, including the adoption, implementation, repeal, modification, or authoritative reinterpretation of any applicable law (or any authoritative interpretation thereof) by any governmental authority, or any panel or advisory body empowered or appointed thereby;

●	any outbreak, continuation or escalation of acts of terrorism (including international trade related matters and matters related to tariffs), hostilities, sabotage or war (whether or not declared and whether or not political in nature), hurricanes, volcanoes, tornados, floods, earthquakes, tsunamis, mudslides, weather-related events, epidemics, pandemics, plagues, other outbreaks of illness or public health events, fires or natural or man-made disaster or act of God, including any worsening of such conditions existing as of July 26, 2026;

●	the negotiation, execution, announcement or performance of the Transaction Agreement or the pendency or consummation of the transactions contemplated by the Transaction Agreement (including the impact on the relationship of the Company and its subsidiaries with their respective investors, contractors, employees, lenders, customers, partners, suppliers, vendors, governmental authorities or other Third Parties resulting therefrom), provided that this carve-out does not apply to the representations and warranties regarding governmental authorization or non-contravention, or to the related closing conditions, in each case to the extent related thereto;

●	the identity of, or any facts or circumstances related to, Buyer or any of its affiliates as the acquiror of the Company;

●	the taking of any actions specifically required to be taken (other than the requirement that the Company and its subsidiaries use reasonable best efforts to operate in the ordinary course), or the failure to take any action, specifically restricted or prohibited by the Transaction Agreement, or the taking of any action, or failure to take any action, by Buyer or any of its affiliates, or as specifically directed by Buyer or with its prior written consent;

●	any Transaction Litigation;

●	any failure by the Company to meet, or changes to, internal or analysts’ estimates, projections, expectations, budgets or forecasts of operating statistics, revenue, earnings, cash flow, cash position or any other financial or performance measures (whether made by the Company or any Third Parties), any change in the Company’s credit ratings, or any change in the price or trading volume of Company Ordinary Shares (it being understood that the underlying causes of such failures or changes in this clause may be taken into account in determining whether a Company Material Adverse Effect has occurred, unless such underlying cause would otherwise be excepted by this definition);

With respect to the first five bullets above, such effect may be taken into account in determining whether or not there has been a Company Material Adverse Effect to the extent such effect has a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company Material Adverse Effect.

Covenants and Agreements

Except for matters (i) required or expressly permitted by the terms of the Transaction Agreement, (ii) set forth in the Company Disclosure Schedule, (iii) required by applicable law or the rules or regulations of the NYSE, or (iv) undertaken with the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), from July 26, 2026 until the Effective Time, the Company shall, and shall cause each of its subsidiaries to, (A) maintain its existence in good standing pursuant to applicable law and (B) use its reasonable best efforts to (x) conduct its business in all material respects in the ordinary course, and (y) preserve substantially intact in all material respects its business organization, goodwill, assets and material business relationships.

Without limiting the generality of the foregoing, except for matters (i) required or expressly permitted by the terms of the Transaction Agreement, (ii) set forth in the Company Disclosure Schedule, (iii) required by applicable law or the rules or regulations of NYSE, or (iv) undertaken with the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), from July 26, 2026 until the Effective Time, the Company shall not, and shall not permit any of its subsidiaries to:

●	amend the Company Articles of Association, or amend in any material respect any organizational documents of the Company’s subsidiaries or adopt, amend, extend or waive a shareholder rights plan or enter into any agreement with respect to the voting of its equity interests;

●	establish a record date for, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, share capital, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any Company Securities (as defined in the Transaction Agreement), other than dividends and distributions by a direct or indirect wholly-owned subsidiary of the Company to its parent;

●	(a) split, combine, subdivide or reclassify any Company Securities, (b) except as otherwise provided in Section 5.01(b)(iv) of the Transaction Agreement, issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, any Company Securities, or (c) purchase, redeem or otherwise acquire or offer to repurchase, redeem or otherwise acquire any Company Securities, except for acquisitions of Company Ordinary Shares by the Company in satisfaction by holders of Company Equity Awards as in effect as of July 26, 2026 of the applicable exercise price and/or withholding taxes or in accordance with the terms of the Company ESPP;

●	issue, deliver, sell or grant any Company Securities or any equity or equity-based awards, options, warrants or rights of any kind to acquire any shares of, or securities convertible into, or exchangeable for any shares of, Company Ordinary Shares, or other securities in respect of, in lieu of, or in substitution for any class of its capital stock outstanding as of July 22, 2026, other than the issuance of Company Ordinary Shares upon the exercise of Company Share Options or the delivery of Company Ordinary Shares pursuant to the terms of Company RSU Awards or Company PSU Awards that were outstanding as of July 26, 2026, in each case in accordance with the applicable terms of such Company Equity Award and the terms of the Transaction Agreement;

●	adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring or recapitalization or other reorganization, each with respect to the Company or any of its subsidiaries;

●	(A) increase the salary, wages, benefits, bonuses or other compensation payable or to become payable to the Company’s directors, officers, employees or other individual service providers, except (i) as required under any of the Company’s existing benefit plans, (ii) increases in salaries, wages, or short-term incentive opportunities in the ordinary course of business that do not exceed ten percent (10%) individually or three percent (3%) in the aggregate relative to the Company’s prior fiscal year, or (iii) pursuant to any actions taken with the prior written consent of Buyer to mitigate any issues resulting from applications of Sections 280G and 4999 of the Code; or (B) terminate, adopt, amend or modify any benefit or compensation plan, program, contract, agreement, policy or arrangement, other than in the ordinary course of business and with a cost to the Company and its subsidiaries of less than $750,000 in the aggregate;

●	(A) adopt, enter into, engage in negotiations for, terminate or amend any collective bargaining agreement, works council, or other labor arrangement, other than as required by law or the terms of any such existing agreement, or (B) recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representative of any employees of the Company or any of its subsidiaries, except as required by applicable law;

●	acquire, directly or indirectly, any business, assets or capital stock of any person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, amalgamation, plan of arrangement, consolidation, or otherwise), other than one or more acquisitions in the ordinary course of business that, individually or in the aggregate, involve a purchase price of not more than $1,000,000;

●	sell, lease, license, sublicense, assign, pledge, transfer, subject to any lien or otherwise encumber or dispose of any material Company intellectual property, material assets or material properties except (i) pursuant to contracts or commitments existing as of July 26, 2026 that have been disclosed in the Company Disclosure Schedule, (ii) for Permitted Liens (as defined in the Transaction Agreement), (iii) sales of inventory or used equipment in the ordinary course of business consistent with past practice or (iv) the lapse or expiration of any registration of Company intellectual property at the end of its maximum statutory term;

●	agree to any covenant limiting, in any material respect, the ability of the Company or any of its subsidiaries to compete or engage in any line of business or to compete with any person in any geographic area, or pursuant to which any material benefit or right would be required to be given or lost as a result of so competing or engaging, or which would have any such effect on Buyer or any of its affiliates after the Effective Time;

●	change any of the accounting principles, methods or practices used by the Company materially affecting its assets, liabilities or business, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in the Company’s reports filed with the SEC;

●	except for borrowings under the Company Credit Facilities (as defined in the Transaction Agreement), and except for intercompany loans between the Company and any of its wholly-owned subsidiaries or between any wholly-owned subsidiaries of the Company, in each case in the ordinary course of business, (i) incur, issue, or otherwise become liable for additional Indebtedness (as defined in the Transaction Agreement), provided that the Company and its subsidiaries may incur any such additional Indebtedness so long as such additional Indebtedness is less than $2,000,000 in the aggregate and shall reasonably be expected to be fully refinanced at the Closing and would not reasonably be expected to prevent or materially delay the availability of the Debt Financing, (ii) modify in a manner adverse, in any material respect, to the Company or its subsidiaries the terms of any material Indebtedness existing as of July 26, 2026, or (iii) assume, guarantee or endorse the obligations of any person (other than a wholly-owned subsidiary of the Company);

●	make, change or revoke any material tax election, amend any material tax return, change any tax accounting period, adopt or change any method of tax accounting, settle or compromise any proceeding relating to taxes for an amount materially in excess of the amount accrued or reserved therefor in the Company’s, or the applicable subsidiary’s, financial statements, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of material taxes (other than automatically granted extensions and extensions granted in the normal course of tax audit management), enter into any “closing agreement” described in Section 7121 of the Code (or any corresponding provision of applicable law) or other ruling or written agreement with a tax authority, surrender any right to claim a refund of material taxes, or take any action (or fail to take any action) that could reasonably be expected to result in the Company or any of its subsidiaries ceasing to be resident for tax purposes in its jurisdiction of incorporation;

●	incur any capital expenditures on an annualized basis in excess of the amounts budgeted for such expenditures in the Company’s annual budget adopted by the Company Board prior to July 26, 2026 and made available to Buyer;

●	enter into any contract between the Company or any of its subsidiaries, on the one hand, and any current director or officer of the Company or any person (or any of their affiliates) beneficially owning five (5) percent or more of the Company Securities, on the other hand, except for any commercial contracts entered into on arm’s length terms in the ordinary course of business;

●	(A) enter into any contract or propose to enter into any contract that would have been a material contract if it had been entered into prior to July 26, 2026, or (B) amend or modify in any material respect, waive any material rights under, terminate (other than any termination in accordance with the terms of an existing material contract (or any contract described in the foregoing clause (A)) and any termination as a result of a counterparty’s material breach), replace or release any material contract (or any contract described in the foregoing clause (A)) in a manner materially adverse to the Company, except for any such actions taken in the ordinary course of business with respect to any such contracts with customers or suppliers that require by their terms the payment or delivery of cash or other consideration by or to the Company or any of its subsidiaries in an amount having an expected value less than $1,500,000 in the aggregate over the life of such contracts;

●	(A) except in connection with Transaction Litigation (as defined herein) settled in accordance with the terms of the Transaction Agreement, enter into any settlement or other resolution of any pending or threatened proceeding, other than any settlement or resolution that would solely involve payment (or an obligation to make a payment) by the Company or any of its subsidiaries of less than $2,000,000 individually or $5,000,000 in the aggregate (net of insurance coverage) and that do not impose any material restrictions on the business or operations of the Company and its subsidiaries taken as a whole following the Closing, or (B) enter into any settlement or other resolution of any pending or threatened proceeding related to the matters set forth on the Company Disclosure Schedule;

●	cancel, materially reduce or terminate or fail to use commercially reasonable efforts to (A) keep in force material insurance policies and (B) in the event of a termination, cancellation or lapse of any material insurance policies, obtain replacement policies (which may be via self-insurance) providing insurance coverage with respect to the material assets, operations and activities of the Company and the Company subsidiaries that is not materially less advantageous than the insurance coverage currently in effect;

●	implement or announce any employee layoffs, furloughs, reductions in force, plant closings, reductions in compensation or other similar actions that trigger notice obligations under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar law;

●	waive or release any non-competition, non-solicitation, non-disclosure or other restrictive covenant obligations of any current or former employee or independent contractor of the Company or any of its subsidiaries;

●	disclose to any person any trade secrets of the Company or any of its subsidiaries (other than in the ordinary course of business pursuant to a reasonable, written confidentiality and non-disclosure agreement); or

●	authorize, commit or agree to take any of the foregoing actions.

Efforts to Complete the Transaction

Under the terms of the Transaction Agreement, the Company and Buyer will use, and will cause their Subsidiaries to use, their best efforts to consummate and make effective the Transaction and the other transactions contemplated by the Transaction Agreement as promptly as possible after July 26, 2026, including the obtaining of all necessary actions or non-actions, waivers, consents approvals, and confirmations of non-jurisdiction from governmental authorities and the making of all necessary registrations and filings (including filings with governmental authorities, if any) and the taking of all steps as may be necessary or advisable to obtain such approval or waiver from, or to avoid a proceeding by, any governmental authority.

In furtherance of the foregoing, the Company and Buyer, and their respective subsidiaries, if applicable, agree to:

●	promptly, but in no event later than ten (10) Business Days after the date hereof, file any and all notices, reports and other documents required to be filed by such party under the HSR Act with respect to the Transaction and the other transactions contemplated by the Transaction Agreement and use best efforts to promptly secure the expiration or termination of any applicable waiting periods under the HSR Act. The Company and Buyer have agreed that the filings shall not include a request for early termination of the waiting period.

●	as promptly as reasonably practical make all filings, and use best efforts to timely obtain all consents, permits, authorizations, waivers, clearances, approvals and confirmations of non-jurisdiction, as applicable, and use best efforts to cause the expiration or termination of any applicable waiting periods, as may be required under any foreign investment laws, as listed on the Company Disclosure Schedules.

●	as promptly as reasonably practicable provide such information as may reasonably be requested by the DOJ or the FTC under the HSR Act or by any other governmental authority, including under any Antitrust Laws or Foreign Investment Laws in connection with the Transaction and the other transactions contemplated by the Transaction Agreement, as well as any information required to be submitted to comply with a request for additional information in order to commence or end a statutory waiting period.

●	promptly take any and all actions and steps requested or required by any governmental authority as a condition to granting any consent, permit, authorization, waiver, clearance, approvals, and confirmations of non-jurisdiction and to cause the prompt expiration or termination of any applicable waiting period and to resolve such objections, if any, as the FTC and the DOJ, or other governmental authorities of any other jurisdiction for which consents, permits, authorizations, waivers, clearances, approvals and expirations or terminations of waiting periods are required with respect to the Transaction and the other transactions contemplated by this Agreement; provided that the Company and its subsidiaries will only be required to take or commit to take any such action, or agree to any such condition or restriction, if such action, commitment, agreement, condition or restriction is binding on the Company or its subsidiaries only in the event the Closing occurs.

Under the Transaction Agreement, the Company and Buyer have agreed to (i) give the other party prompt notice of the making or commencement of any request, inquiry or proceeding by any governmental authority with respect to the Transaction and the other transactions contemplated by the Transaction Agreement; (ii) keep the other party reasonably informed as to the status of any such request, inquiry or proceeding; (iii) promptly inform the other party of any communication to or from the FTC, DOJ or any other governmental authority to the extent regarding the Transaction and the other transactions contemplated by the Transaction Agreement, or regarding any such request, inquiry or proceeding, and provide a copy of all written communications; and (iv) pull and re-file any notice under the HSR Act, extend any waiting period, or enter into an agreement not to consummate the Transaction for a period of time only with the prior written consent of the other party.

Subject to applicable law, each of Buyer and the Company will, in advance and to the extent practicable, consult with the other on all information relating to Buyer or the Company, and any of their respective subsidiaries, that appears in any filing made with, or written materials submitted to, any third party or governmental authority in connection with the Transaction, and will incorporate all comments reasonably proposed by the other party. Except as may be prohibited by a governmental authority or applicable law, each of the Company and Buyer will permit authorized representatives of the other party to be present at each meeting or conference relating to any such request, inquiry or proceeding and to be consulted in connection with any document, opinion or proposal made or submitted to a governmental authority in that connection. Buyer and the Company have agreed to jointly develop, consult and cooperate on the strategy for obtaining any necessary approvals or responding to any request, inquiry or investigation by a governmental authority, including the timing, nature and substance of such responses, provided that Buyer will have final decision-making authority with respect to such strategy. Each of Buyer and the Company may redact competitively sensitive or valuation-related information, information subject to legal or contractual confidentiality obligations, and information subject to attorney-client or other privilege from materials shared with the other party (subject to providing such materials to the other party’s outside counsel where applicable), and neither of the Company or Buyer is required to share filings made under the HSR Act with the other.

In furtherance and not in limitation of the foregoing, Buyer has agreed to promptly take, and to cause its subsidiaries to take, any and all steps necessary or advisable to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals, confirmations of non-jurisdiction and waivers under Antitrust Laws and foreign investment laws, so as to enable the parties to consummate the Transaction and the other transactions contemplated by the Transaction Agreement as soon as practicable (and in any event no later than the End Date), including committing to or effecting, by consent decree, hold separate order, trust, or otherwise, the sale, divestiture, license, transfer, assignment or other disposition of, and agreeing to any behavioral undertaking, conditions, obligations, commitments, mitigations or restrictions with respect to, assets or businesses of the Company or its subsidiaries, and stipulate to the entry of an order or file appropriate applications with any governmental authority in connection with any of the foregoing (each action contemplated, a “Divestiture Action”), in each case, as may be necessary or required, to avoid the entry of, or to effect the dissolution of or vacate or lift, any order or proceeding that would otherwise have the effect of preventing consummation of the Transaction and the other transactions contemplated by the Transaction Agreement, and to ensure that no governmental authority with the authority to clear, authorize or otherwise approve consummation of the Transaction or the other transactions contemplated by the Transaction Agreement, fails to do so as promptly as practicable and in any event no later than the End Date, provided that Buyer shall not be required to take any action pursuant to this paragraph that would, individually or in the aggregate, materially impair Buyer’s expected financial benefits of the Transaction or result in a Company Material Adverse Effect. Buyer and the Company have agreed to cooperate in any proposal, negotiation, or offer to commit and to effect, by consent decree, hold separate order or otherwise, any and all Divestiture Actions or otherwise to offer to take or offer to commit (and if such offer is accepted, commit to and effect) to take any Divestiture Action as may be required to resolve any governmental authority’s objections to the Transaction and the other transactions contemplated by the Transaction Agreement; provided, however, that the Company shall not be required to take any Divestiture Action that is not conditioned upon consummation of the Transaction.

Adverse Recommendation Changes and Agreement Not to Solicit Other Offers

Pursuant to the terms of the Transaction Agreement, until the earlier to occur of the Effective Time or the termination of the Transaction Agreement, the Company has agreed not to, and not to permit any of its subsidiaries to, and not to authorize or permit any of its or its subsidiaries’ representatives to, and to use reasonable efforts to cause its representatives or its subsidiaries’ representatives not to, directly or indirectly (other than with respect to Buyer):

●	solicit, initiate, knowingly induce, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, relate to or that could reasonably be expected to lead to, an Acquisition Proposal (as defined below);

●	engage in, continue or otherwise participate in any discussions or negotiations with any Third Party (as defined below) regarding or relating to an Acquisition Proposal, or furnish to any Third Party information or provide to any Third Party access to the businesses, properties, assets or personnel of the Company or any of its subsidiaries, in each case for the purpose of encouraging or facilitating or in circumstances which could reasonably be expected to lead to an Acquisition Proposal; or

●	enter into any letter of intent, merger agreement, acquisition agreement, or other agreement (other than an Acceptable Confidentiality Agreement (as defined below)) with respect to or relating to an Acquisition Proposal or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Transaction Agreement.

In addition, the Company has agreed to, and shall cause its subsidiaries to, and shall direct its and its subsidiaries’ representatives to, immediately cease and terminate any existing solicitation, encouragement, facilitation, discussions or negotiations with any Third Party theretofore conducted by the Company, its subsidiaries or their respective representatives with respect to an Acquisition Proposal, immediately cease providing any such Third Party access to non-public information of the Company and its subsidiaries with respect to or relating to an Acquisition Proposal, and promptly request that all non-public information with respect to or relating to an Acquisition Proposal previously provided by or on behalf of the Company or any of its subsidiaries to any such Third Party be returned or destroyed in accordance with the applicable Acceptable Confidentiality Agreement, and immediately terminate all access granted to any such Third Party to any physical or electronic data room or information.

As used herein:

●	“Acceptable Confidentiality Agreement” means a confidentiality agreement to which the Company or any of its subsidiaries is a party containing terms not less restrictive in any material respect in the aggregate to the counterparty thereto than the terms of the Confidentiality Agreement, dated April 8, 2026, by and between the Company and Wynnchurch (the “Confidentiality Agreement”) (it being agreed that such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making, or amendment, of any Acquisition Proposal) and that was entered into in compliance with the Transaction Agreement and does not contain terms that prohibit compliance in any respect with the Transaction Agreement; provided, however, that such confidentiality agreement must contain provisions that permit the Company to comply with the provisions of Article 5 of the Transaction Agreement.

●	“Acquisition Proposal” means any bona fide offer or proposal from any Third Party relating to any transaction or series of related transactions involving (i) any acquisition or purchase by any Third Party, directly or indirectly, of 20% or more of any class of outstanding voting or equity securities of the Company, or any tender offer or exchange offer that, if consummated, would result in any Third Party beneficially owning 20% or more of any class of outstanding voting or equity securities of the Company, (ii) any merger, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving the Company or any of its subsidiaries, the business of which constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, (iii) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its subsidiaries, the business of which constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, (iv) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company, pursuant to which the shareholders of the Company immediately preceding such transaction hold 80% or less of the equity interests or voting power in the surviving or resulting entity of such transaction, (v) any acquisition (whether by merger, consolidation, equity investment, joint venture or otherwise) which constitutes 20% or more of the consolidated assets (based on fair market value) of the Company and its subsidiaries, taken as a whole or (vi) any combination of the foregoing.

●	“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal the Company Board or any duly authorized committee thereof determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel), taking into account such factors the Company Board considers appropriate, among other things, all legal, financial, regulatory, and other aspects of the Acquisition Proposal and the Third Party making the Acquisition Proposal, would, (a) if consummated in accordance with its terms, result in a transaction that is more favorable from a financial point of view to the Company Shareholders than the Transaction (including any revisions to the terms of the Transaction Agreement, the Guarantee and the Financing Commitment Letters proposed by Buyer in writing prior to the time of such determination), (b) is fully financed or reasonably capable of being fully financed and (c) the conditions to the consummation of which are all reasonably capable of being satisfied; provided, however, that, for purposes of this definition of “Superior Proposal,” references in the term “Acquisition Proposal” to “20% or more” or “less than 80%” shall be deemed to be references to “more than 50%” or “50% or less,” respectively.

●	“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Buyer or any of its affiliates or representatives.

Notwithstanding anything to the contrary in the Transaction Agreement, if, prior to obtaining the Company Shareholder Approval, (i) the Company receives a bona fide written Acquisition Proposal from a Third Party, (ii) such Acquisition Proposal did not result from a material breach of Section 5.02 or Section 5.03 of the Transaction Agreement and (iii) the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal and, after consultation with the Company’s outside legal counsel, that the failure to take the following actions would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law, then the Company may (A) furnish information and data with respect to the Company and its subsidiaries to the Third Party making such Acquisition Proposal (and its representatives, prospective debt and equity financing sources and/or their respective representatives) and afford such Third Party (and its representatives, prospective debt and equity financing sources and/or their respective representatives) access to the businesses, properties, assets and personnel of the Company and its subsidiaries and (B) enter into, maintain and participate in discussions or negotiations with the Third Party making such Acquisition Proposal (and its representatives) regarding such Acquisition Proposal or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations (including by entering into an Acceptable Confidentiality Agreement with such Third Party for the purpose of receiving nonpublic information relating to such Third Party); provided, however, that the Company (1) will not, and will not permit its subsidiaries to, and direct its or their representatives not to, furnish any non-public information except pursuant to an Acceptable Confidentiality Agreement and (2) will promptly (and in any event within twenty-four (24) hours) provide to Buyer any non-public information concerning the Company or its subsidiaries provided to such Third Party that was not previously provided to Buyer. Subject to the foregoing clauses (i) through (iii), the Company and its representatives may direct any Persons to the Transaction Agreement.

From and after July 26, 2026, the Company has agreed to as promptly as practicable (and in any event within twenty-four (24) hours) notify Buyer of the Company’s receipt of any Acquisition Proposal, which notification must include a copy of the applicable written Acquisition Proposal (or, if oral, the material terms and conditions of such Acquisition Proposal) and the identity of the Third Party making such Acquisition Proposal. The Company has agreed to thereafter keep Buyer reasonably informed on a reasonably current basis of the status of any material developments, discussions or negotiations regarding any such Acquisition Proposal, and the material terms and conditions thereof (including any change in price or form of consideration or other material amendment thereto), including by providing a copy of all material documentation relating thereto that is exchanged between the Third Party (or its representatives) making such Acquisition Proposal and the Company (or its representatives) within twenty-four (24) hours after receipt thereof. The Company has agreed not to release or permit the release of any Person from, or to waive or permit the waiver or termination of any provision of, any standstill or similar agreement to which any of the Company or any subsidiary of the Company is a party, other than to the extent that the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s outside legal counsel, that failure to provide such waiver, release or termination would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

The Company has also agreed that any action taken by (i) a director or officer of the Company or any of its subsidiaries, or (ii) any other representative of the Company or any of its subsidiaries acting at the direction of, in concert with, or with the prior knowledge of the Company, that would constitute a material breach of Section 5.02 of the Transaction Agreement if taken by the Company, will be deemed to constitute a material breach by the Company. The Company has agreed that it will not authorize, direct or knowingly permit any representative of the Company to breach Section 5.02 of the Transaction Agreement, and that, upon becoming aware of any breach or threatened breach of Section 5.02 of the Transaction Agreement by a representative of the Company, it will use commercially reasonable efforts to stop such breach or threatened breach.

Subject to the exceptions set forth below, pursuant to the Transaction Agreement, neither the Company Board nor any committee thereof shall:

●	fail to make, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, in any manner adverse to Buyer, the Company Board Recommendation or take any action, or make any public statement, filing or release inconsistent with the Company Board Recommendation;

●	adopt, approve, endorse, authorize or recommend, or publicly propose to adopt, approve, endorse, authorize or recommend, an Acquisition Proposal;

●	fail to recommend against acceptance of any Third Party tender offer or exchange offer for Company Ordinary Shares within ten (10) Business Days after commencement of such offer or submit any Acquisition Proposal to a vote of the Company Shareholders;

●	submit to a vote of the Company Shareholders, approve or recommend, or publicly propose to approve or recommend, or cause or permit the Company or any subsidiary of the Company to execute or enter into, any letter of intent, merger agreement, acquisition agreement, or other agreement with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement);

●	fail to issue a press release publicly reaffirming the Company Board Recommendation within ten (10) Business Days after the Company’s receipt of Buyer’s written request to do so; provided that the press release may state, if accurate, that the Company is in negotiations at the time of such press release (and such statement shall not be deemed an Adverse Recommendation Change), or fail to include the Company Board Recommendation in the proxy statement or any shareholder circulars in relation to the Transaction; or

●	resolve or publicly propose to take any action described in the foregoing bullet points.

Notwithstanding anything in the Transaction Agreement to the contrary, at any time prior to obtaining the Company Shareholder Approval, the Company Board or any duly authorized committee thereof may, if it determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law:

●	make an Adverse Recommendation Change in response to either (1) a bona fide Superior Proposal that the Company has received that did not result from a material breach of Section 5.03 of the Transaction Agreement (after taking into account the terms of any proposals, amendments or modifications made or agreed to by Buyer) or (2) any fact, event, material change, development or circumstance with respect to the Company (other than any fact, event, material change, development or circumstance resulting from a material breach of the Transaction Agreement by the Company) that (a) was not known or reasonably foreseeable by the Company Board as of July 26, 2026 (or, if known, the consequences of which were not known nor reasonably foreseeable) and becomes known by the Company Board after July 26, 2026 and (b) does not relate to (I) an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating directly thereto, (II) the mere fact, in and of itself, that the Company meets or exceeds any internal or published or third-party projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after July 26, 2026, or changes after July 26, 2026 in the market price or trading volume of the Company Ordinary Shares or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing clause (II) may be considered and taken into account), (III) the public announcement, pendency and consummation of the Transaction Agreement or the Transaction or any actions required to be taken or to be refrained from being taken pursuant to the Transaction Agreement or (IV) the internal affairs of Buyer or any of its affiliates; and/or

●	if the Company has received a bona fide Superior Proposal that did not result from a material breach of Section 5.03 of the Transaction Agreement, cause the Company to terminate the Transaction Agreement pursuant to Section 7.01(i) of the Transaction Agreement and authorize the Company to enter into a definitive agreement concerning a transaction that constitutes a Superior Proposal (which agreement shall be entered into concurrently with such termination), subject in each case to compliance with the following:

o	in the case of a Superior Proposal, (x) no Adverse Recommendation Change and no termination of the Transaction Agreement pursuant to Section 7.01(i) of the Transaction Agreement may be made (a) until after the fourth (4th) Business Day following written notice from the Company advising Buyer that the Company Board or any duly authorized committee thereof has received a Superior Proposal that did not result from a material breach of Section 5.03 of the Transaction Agreement and intends to make an Adverse Recommendation Change and/or terminate the Transaction Agreement (a “Notice of Superior Proposal”) and specifying the reasons therefor, including, if applicable, the material terms and conditions of, and the identity of the Third Party making such Superior Proposal, and a copy of any relevant transaction documents (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Superior Proposal, which shall require a new notice period of three (3) Business Days, and compliance with Section 5.03(b) of the Transaction Agreement with respect to such new notice); (b) unless during such four (4) Business Day period (or three (3) Business Day period following an amended proposal), the Company shall, and shall direct its representatives to, to the extent requested by Buyer, make itself available to engage in good faith negotiations with Buyer to make such adjustments to the terms and conditions of the Transaction Agreement, the Guarantee and the Financing Commitment Letters as would enable the Company Board or a duly authorized committee thereof to maintain the Company Board Recommendation and not make an Adverse Recommendation Change or terminate the Transaction Agreement; (c) unless, prior to the expiration of such four (4) Business Day period (or three (3) Business Day period following an amended proposal), the Company Board or a duly authorized committee thereof determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel and giving effect to any proposals, amendments or modifications made or agreed to by Buyer, if any) that the failure to make an Adverse Recommendation Change or terminate the Transaction Agreement would reasonably be expected to be inconsistent with its fiduciary duties under applicable law and the Superior Proposal remains a Superior Proposal; and (d) solely in the event of a termination of the Transaction Agreement pursuant to Section 7.01(i) of the Transaction Agreement, the Company pays the Company Termination Payment to Buyer concurrently with the termination of the Transaction Agreement and

o	in the case of an Intervening Event, no Adverse Recommendation Change may be made: (a) until after the fourth (4th) Business Day following written notice from the Company advising Buyer that the Company Board or any duly authorized committee thereof intends to make an Adverse Recommendation Change, the material facts underlying the determination by the Company Board or a duly authorized committee thereof that an Intervening Event has occurred, including the material facts of the Intervening Event, and the reason for the Adverse Recommendation Change, in reasonable detail (a “Notice of Intervening Event”); (b) unless during such four (4) Business Day period, the Company shall, and shall direct its Representatives to, to the extent requested by Buyer, make itself available to engage in good faith negotiations with Buyer to make such adjustments to the terms and conditions of the Transaction Agreement, the Guarantee and the Financing Commitment Letters as would enable the Company Board or a duly authorized committee thereof to maintain the Company Board Recommendation and not make an Adverse Recommendation Change or terminate the Transaction Agreement; and (c) unless, prior to the expiration of such four (4) Business Day period, the Company Board or a duly authorized committee thereof determines in good faith, taking into consideration any amendments to the Transaction Agreement, the Guarantee and the Financing Commitment Letters proposed in writing by Buyer (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to effect an Adverse Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

The Company is not prohibited from (i) taking and disclosing a position required by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any disclosure to the Company Shareholders if, in the good faith judgment of the Company Board or any duly authorized committee thereof, after consultation with the Company’s outside legal counsel, the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law or any disclosure requirements under applicable law, (iii) making any disclosure that constitutes a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) promulgated under the Exchange Act or (iv) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by applicable law; provided that, in all cases, including in the cases of the preceding clauses (i)-(iv), the Company shall not effect an Adverse Recommendation Change other than in accordance with Section 5.03(b) of the Transaction Agreement.

Litigation

Pursuant to the Transaction Agreement, the Company has agreed to as promptly as reasonably practicable (and in any event within forty-eight (48) hours of learning of any Transaction Litigation (as defined below)) notify Buyer, and give Buyer a reasonable opportunity to participate in the defense and settlement of any Transaction Litigation. The Company agrees that it will not settle or agree to settle any Transaction Litigation without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed). As used herein, “Transaction Litigation” means any claim, demand or proceeding (including any class action or derivative litigation) asserted, commenced or threatened by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board or any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to the Transaction Agreement, the Transaction or any related transaction (including any such claim, demand or proceeding based on allegations that the Company’s entry into the Transaction Agreement or the terms and conditions of the Transaction Agreement or any related transaction constituted a breach of the fiduciary duties of any member of the Company Board, any member of the board of directors of any of the Company’s subsidiaries or any officer of the Company or any of its subsidiaries).

Financing

Pursuant to the Transaction Agreement, Buyer has agreed to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Financing (as defined in the Transaction Agreement) (after giving effect to all other available sources of cash) in an amount sufficient to fund the Financing Amounts (as defined in the Transaction Agreement) on the date on which the Closing is required to occur, including using its reasonable best efforts to:

●	maintain in full force and effect the Financing Commitment Letters;

●	negotiate and enter into definitive documentation related to the Debt Financing (the “Debt Financing Documents”) in each case, on terms and conditions not materially less favorable, in the aggregate, than those contained in the Debt Commitment Letter (including any “market flex” provisions contained in any related fee letter);

●	satisfy on a timely basis or obtain a waiver of all conditions required to be satisfied by it in the Financing Commitment Letters and the Debt Financing Documents that are within its control and comply with its obligations thereunder; and

●	enforce its rights under the Financing Commitment Letters.

In addition, Buyer has agreed to keep the Company informed on a reasonable basis and in reasonable detail of the status of its efforts to arrange the Financing, and to reasonably promptly notify the Company of any actual or threatened (in writing) material violation, material breach, material default, termination, withdrawal or repudiation by any party to the Financing Commitment Letters of which Buyer becomes aware. If any portion of the Debt Financing required to pay the Financing Amounts becomes unavailable (or Buyer determines in good faith that it will not be available), after taking into account the available portion of the Financing in an amount less than the Financing Amounts (after giving effect to all other available sources of cash), Buyer is required to promptly notify the Company, and has agreed to (i) use its reasonable best efforts to arrange for alternative financing from the same or alternative sources (“Alternative Financing”) (x) on terms and conditions not materially less favorable, in the aggregate, to Buyer than those contained in the Debt Commitment Letter (including any “market flex” provisions contained in any related fee letter) and (y) in an amount sufficient, when taken together with the available portion of the Financing, to pay the Financing Amounts (after giving effect to all other available sources of cash) and (ii) provide the Company with a true and complete copy of any new debt commitment letter that provides for such Alternative Financing (it being understood that any fee letter in connection therewith may be redacted in a manner consistent with the Transaction Agreement).

Notwithstanding the foregoing, Buyer is not required, and in no event shall the reasonable best efforts of Buyer be deemed or construed to require, to (i) seek the Equity Financing from any source other than a counterparty (or an affiliate of a counterparty) to, or in any amount in excess of that contemplated by, the Equity Commitment Letter, (ii) pay any fees or other amounts applicable to the Debt Financing in excess of those contemplated by the Debt Commitment Letter (after giving effect to the “market flex” provisions in any related fee letter) or (iii) agree to any terms less favorable to Buyer than as set forth in the Debt Commitment Letter as of July 26, 2026.

Without the prior written consent of the Company, Buyer is not permitted to amend, modify, or waive any provision under, the Financing Commitment Letters if such amendment, modification or waiver would (i) reduce the aggregate principal amount of the Financing below the amount necessary to satisfy the Financing Amounts (after taking into consideration the amount of the remaining Financing and available cash of the Company and its subsidiaries), (ii) add new conditions precedent or otherwise adversely modify any of the conditions precedent to the funding or investing of the Financing on the Closing Date as set forth in the Financing Commitment Letters as of July 26, 2026, (iii) reasonably be expected to materially delay, impede or prevent the availability of all or a portion of the Financing on the Closing Date in an amount necessary to satisfy the Financing Amounts (after taking into consideration the amount of the remaining Financing and available cash of the Company and its subsidiaries) or the consummation of the Closing and the transactions contemplated hereby, or (iv) adversely affect the ability of Buyer to enforce its rights against the other parties to the Financing Commitment Letters or the Debt Financing Documents; provided, that Buyer may amend or otherwise modify the Debt Commitment Letter without the Company’s consent to (A) add (or assign or reassign commitments and roles to) lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Commitment Letter as of the date hereof or (B) correct typographical errors. Buyer shall reasonably promptly provide the Company with a true and complete copy of any such amendment, modification or waiver (which may be redacted in a manner consistent with the Transaction Agreement).

Buyer agreed that the obtaining of the Financing, or any alternative financing, is not a condition to Closing.

Concurrently with the execution of the Transaction Agreement, Equity Investor entered into an equity financing commitment letter in favor of Buyer (the “Equity Commitment Letter”), pursuant to which the Equity Investor will invest, directly or indirectly, in Buyer, and Wynnchurch Capital Partners VI, L.P., as guarantor (the “Guarantor”), entered into a guarantee in favor of the Company (the “Guarantee”) with respect to certain obligations of Buyer under the Transaction Agreement in an aggregate amount up to the maximum amount of $34,250,000, subject to the terms and conditions of the Guarantee.

Financing Cooperation

Prior to the Closing, the Company has agreed to use its reasonable best efforts to, and cause its subsidiaries and each of its and its subsidiaries’ respective representatives to use their respective reasonable best efforts to, provide at Buyer’s sole cost and expense customary cooperation reasonably requested by Buyer in connection with arranging, obtaining and syndicating the Debt Financing, including using reasonable best efforts to:

●	as promptly as practicable furnish Buyer with the Required Financial Information (as defined in the Transaction Agreement) and other information regarding the Company and its subsidiaries and their respective businesses;

●	assist Buyer and the Debt Financing Sources in their preparation of customary syndication and marketing materials, bank information memoranda, rating agency presentations, lender presentations and similar documents and any supplements thereto in connection with the Debt Financing;

●	cooperate with the marketing efforts for the Debt Financing and assist Buyer in obtaining ratings in connection with the Debt Financing;

●	cause members of senior management of the Company to participate in a reasonable number of meetings, conference calls, presentations, road shows, drafting sessions, due diligence sessions and sessions with rating agencies, at reasonable times and with reasonable advance notice;

●	facilitate the pledging of collateral and granting of guarantees for the Debt Financing, including using reasonable best efforts to deliver any original stock certificates and appropriate instruments of transfer and any original promissory notes and appropriate instruments of transfer that are intended to constitute collateral for the Debt Financing and to obtain releases of existing liens; it being understood, in each case, that the effectiveness of such pledges and guarantees shall be conditioned upon the occurrence of, and are only effective as of or after, the Closing;

●	furnish Buyer and the Debt Financing Sources at least five (5) Business Days prior to the Closing Date (solely to the extent requested by Buyer in writing at least eight (8) Business Days prior to the Closing Date) with all documentation and other information related to the Company and its subsidiaries required by applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and a beneficial ownership certificate for any entity that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (31 C.F.R. §1010.230);

●	facilitate the taking of customary corporate approvals reasonably requested by Buyer to permit the consummation of the Debt Financing on the Closing Date, it being understood that no such corporate or other action will take effect prior to the occurrence of, and are only effective as of or after, the Closing;

●	assist Buyer in its preparation of, and facilitate execution and delivery as of but not prior to the Closing of, definitive financing documents (including any guarantee, pledge and security documents, currency or interest rate hedging arrangement, other definitive financing documents or other certificates or documents as may be reasonably requested by Buyer or the Debt Financing Sources, including insurance deliverables) and the schedules and exhibits thereto, it being understood that the effectiveness of such documents shall be conditioned upon the occurrence of, and are only effective as of or after, the Closing;

●	execute customary authorization letters authorizing the distribution of information regarding the Company and its subsidiaries to prospective lenders in connection with the Debt Financing and containing a customary representation that the public side versions of such documents do not include material non-public information about the Company or its subsidiaries or their securities, and a customary representation as to the accuracy of the information contained in the disclosure and marketing materials related to the Debt Financing, subject to customary confidentiality provisions (which may include customary “click through” confidentiality arrangements or other confidentiality arrangements customary for syndication and arrangement procedures); and

●	otherwise reasonably cooperate with Buyer in its efforts to obtain the Debt Financing, provided, however, that (A) nothing in the Transaction Agreement requires cooperation to the extent it would (x) materially and unreasonably disrupt or interfere with the business or operations of the Company or its subsidiaries or (y) reasonably be expected to (I) cause any condition to the Closing set forth in the Transaction Agreement to not be satisfied or otherwise cause any breach of the Transaction Agreement, (II) conflict with, violate, breach or otherwise contravene any Applicable law (as defined in the Transaction Agreement), and (III) subject any of the Company’s or its subsidiaries’ respective directors, managers, officers or employees to any actual or potential personal liability with respect to matters related to the Debt Financing, (B) unless the Buyer and such directors, officers and managers have agreed that such directors, officers and managers are to remain as directors, officers and managers of the Company or such subsidiary, as applicable, on and after the Closing Date, none of the pre-Closing directors, officers or managers of the Company, acting in such capacity, shall be required to execute, deliver or enter into or perform any agreement, document or instrument, including any Debt Financing Documents, with respect to the Debt Financing or adopt any resolutions approving the agreements, documents and instruments pursuant to which the Debt Financing is obtained, (C) none of the Company, the Company’s subsidiaries or their respective Representatives shall be required to execute, deliver or enter into, or perform any agreement, document or instrument, including any Debt Financing Documents, with respect to the Debt Financing that is not contingent upon the Closing or that would be effective prior to the Closing Date (in each case, other than any authorization letter referred to above), (D) the Company shall not be required to deliver or obtain opinions of internal or external counsel, (E) nothing therein shall obligate the Company to provide or prepare any projections, pro forma financial statements or other forward-looking financial information, or to provide any financial information that is not readily available to the Company (other than the Required Financial Information) and (F) nothing therein shall obligate the Company to provide any information that would violate any binding third party obligation of confidentiality or result in a loss of attorney-client privilege or other similar privilege of the Company.

In addition:

●	neither the Company nor any of its subsidiaries or their respective equityholders or representatives will be required to bear any cost or expense, pay any commitment or other similar fee or make any other payment or incur or assume any other liability, or provide or agree to provide any indemnity, in each case prior to the Closing in connection with the Debt Financing or their performance of the cooperation obligations described above ( except to the extent the effectiveness of any such cost, expense, fee, payment, liability or indemnity is subject to and conditioned upon the occurrence of the Closing or otherwise promptly reimbursed by Buyer or with respect to the preparation of audited and other historical financial statements);

●	Buyer has agreed to indemnify, defend and hold harmless the Company, its subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with their cooperation or efforts pursuant to the Transaction Agreement, the arrangement of the Debt Financing, the performance of their obligations under the Transaction Agreement and any information utilized in connection therewith (other than (x) to the extent any of the foregoing was suffered or incurred as a result of the fraud, bad faith, gross negligence or willful misconduct of the Company, its Subsidiaries or any of its or their respective Representatives, in each case, as determined by a court of competent jurisdiction in a final and non-appealable decision or (y) with respect to the preparation of audited and other historical financial statements);

●	Buyer has agreed to reimburse the Company, promptly upon written request, for all reasonable and documented out-of-pocket costs incurred by the Company in connection with this cooperation, subject to a cap of $1,000,000 in the aggregate; and

●	Buyer and the Company have agreed that the cooperation obligations described above represent the sole obligation of the Company and its subsidiaries with respect to cooperation in connection with the arrangement of the Debt Financing, and that no other provision of the Transaction Agreement or the Debt Commitment Letter will be deemed to expand or modify those obligations.

Company Shareholder Meetings

Under the Transaction Agreement, the Company has agreed to include in the Scheme Document a notice convening the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Company Shareholder Resolutions and convene the Scheme Meeting and the Company GM, subject to the approval of the Court, for the date that is at least twenty-one (21) and no more than forty-five (45) calendar days after the dispatch of the Scheme Document (not counting the day notice of the Scheme Meeting is deemed received and the day of the Scheme Meeting itself). The Company has also agreed to call, convene, hold and conduct the Scheme Meeting and the Company GM in compliance with the Transaction Agreement, the Company Articles of Association and applicable law and to permit a reasonable number of representatives of Buyer and/or its financial and legal advisers to attend and observe the Scheme Meeting and the Company GM.

The Company has further agreed, except as required by applicable law or the Court, not to postpone or adjourn the Scheme Meeting and/or the Company GM; provided, however, that the Company may, without the consent of Buyer and only in accordance with the Company Articles of Association and applicable law, adjourn or postpone the Scheme Meeting and/or the Company GM (A) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not proposed or instigated by or on behalf of the Company, (B) in the case of adjournment by the chairman of the Scheme Meeting or Company GM where the chairman considers, acting reasonably, that to do so is necessary to ensure the orderly conduct of the Meeting, (C) to the extent reasonably necessary to ensure that any required supplement or amendment to the Scheme Document is provided to the Company Shareholders, (D) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document), there are insufficient Company Ordinary Shares or Company Shareholders represented (either in person or by proxy) (x) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there is a sufficient number of Company Ordinary Shares or Company Shareholders represented to constitute a quorum or (y) to obtain the Company Shareholder Approval, but only until a meeting can be held at which there is a sufficient number of votes of the Company Shareholders to obtain the Company Shareholder Approval, or (E) in the event the Company Board has effected an Adverse Recommendation Change.

Fees and Expenses

Except as otherwise provided in the Transaction Agreement, each party will pay all costs and expenses incurred by such party in connection with the Transaction Agreement and the Scheme of Arrangement and the transactions contemplated therein, including fees, costs and expenses incurred prior to or after the Effective Time in connection with, or incidental to, the Scheme of Arrangement, whether or not the Transaction is completed.

Employee Matters

Pursuant to the terms of the Transaction Agreement, for a period of not less than twelve (12) months after the Closing Date (or until the termination of employment of the relevant Continuing Employee (as defined below), if sooner), Buyer shall, or shall cause one of its subsidiaries to, provide each employee of the Company or its subsidiaries immediately before the Effective Time who continues employment with Buyer or any subsidiary of Buyer following the Closing Date (each a “Continuing Employee”) with (i) at least the same base salary or base hourly rate as was provided to each such Continuing Employee immediately prior to the Closing Date, (ii) short-term incentive compensation opportunities (including, annual target cash bonus and commission opportunities, but excluding long-term compensation opportunities and equity or equity-based compensation) that are at least as favorable, in the aggregate, as the short-term incentive compensation opportunities that were provided to each such Continuing Employee immediately prior to the Closing Date, (iii) severance entitlements that are no less favorable to each such Continuing Employee’s entitlements as in effect as of immediately prior to the Closing Date, and (iv) other employee benefits, (excluding, for this clause (iv), long-term incentive compensation opportunities (including equity and equity-based compensation), severance, nonqualified deferred compensation, defined benefit pension, and post-termination or retiree welfare benefits (collectively, the “Excluded Benefits”)) that are substantially comparable in the aggregate to those provided to each such Continuing Employee immediately prior to the Closing Date (subject to the same exclusions).

In addition, Buyer has agreed that Buyer or one of its affiliates will recognize the service of each Continuing Employee for purposes of eligibility to participate and vesting, levels of paid time off benefits (but not for benefit accruals under any defined benefit pension plan or for any purpose under any Excluded Benefit) and vesting under each compensation, severance, retirement, vacation, paid time off, fringe or other welfare benefit plan, program or arrangement of Buyer, the Company or any of their subsidiaries (collectively, the “Buyer Benefit Plans”), but not including any equity compensation plans, programs, agreements or arrangements or any nonqualified deferred compensation, defined benefit pension, and post-termination or retiree welfare benefits or other Excluded Benefit, in which any Continuing Employee is or becomes eligible to participate, but solely to the extent service was credited to such employee for such purposes under a comparable benefit plan of the Company immediately prior to the Closing Date and only to the extent such credit would not result in a duplication of benefits or compensation.

With respect to each Buyer Benefit Plan, Buyer has agreed to use commercially reasonable efforts to cause each such plan that is a group health plan to, for the plan year in which the Closing occurs, (i) waive all limitations as to pre-existing conditions, waiting periods, required physical examinations and exclusions with respect to participation and coverage requirements applicable under such plan for such Continuing Employees and their eligible dependents to the same extent that such pre-existing conditions, waiting periods, required physical examinations and exclusions would not have applied or would have been waived under the corresponding Company benefit plan; and (ii) provide each Continuing Employee and their eligible dependents with credit for any co-payments and deductibles paid in the calendar year that such Continuing Employee commences participation in such Buyer Benefit Plan in satisfying any applicable co-payment, deductible or out-of-pocket maximum requirements under such Buyer Benefit Plan for the applicable calendar year, to the extent that such expenses were recognized for such purposes under the comparable Company benefit plan.

Treatment of Company ESPP and Company SIP

As required by the Transaction Agreement, the Company Board has taken, and will take, all actions necessary with respect to the Company ESPP such that, (i) with respect to the Current ESPP Offering Period, (A) no employee who was not then a participant in the Company ESPP may become a participant in the Company ESPP, and (B) no participant in the Company ESPP may increase his or her rate of payroll deductions or contributions under the Company ESPP or make separate nonpayroll contributions, (ii) subject to the consummation of the Transaction, the Company ESPP shall terminate immediately prior to the Effective Time, (iii) if the Current ESPP Offering Period terminates prior to the Effective Time, then the Company ESPP shall be suspended and no new offering period shall be commenced under the Company ESPP prior to the termination of the Transaction Agreement, (iv) if the Current ESPP Offering Period is still in effect at the Effective Time, then the last day of such Current ESPP Offering Period shall be accelerated to a date before the Closing Date as specified by the Company Board or of the Remuneration Committee in consultation with Buyer and in accordance with the terms of the Company ESPP, and (v) any Company Ordinary Shares purchased by or otherwise issued to participants in the Company ESPP pursuant to the accelerated offering period shall be treated as Company Ordinary Shares issued and outstanding immediately prior to the Effective Time under the Transaction Agreement.

In addition, pursuant to the terms of the Transaction Agreement, the Company Board has taken, and will take, all actions with respect to the Company SIP such that (i) no employee who is not a participant in the Company SIP as of July 26, 2026 may become a participant in the Company SIP, (ii) no participant in the Company SIP may increase his or her rate of payroll deductions or contributions under the Company SIP from the rate then in effect, (iii) the Company shall seek the consent of the SIP Trustee to terminate the Company SIP with effect immediately prior to the Effective Time without a clear fourteen (14) days’ notice of the actual date of the Effective Time, and (iv) (x) if the SIP Trustee Consent is received, then with respect to the Current SIP Accumulation Period, and subject to the consummation of the Transaction, (A) if the Current SIP Accumulation Period terminates prior to the Effective Time, then the Company SIP shall be suspended and no new accumulation period shall be commenced under the Company SIP prior to the termination of the Transaction Agreement, and (B) if the Current SIP Accumulation Period is still in effect at the Effective Time, the Company SIP shall be terminated immediately prior to the Effective Time (thereby terminating the Current SIP Accumulation Period), and any payroll deductions or contributions under the Company SIP taken in during the Current SIP Accumulation Period shall be returned subject to any withholding as required to each participant in accordance with the Company SIP, or (y) if the SIP Trustee Consent is not received then, with respect to the Current SIP Accumulation Period, and subject to the consummation of the Transaction, (I) if the Current SIP Accumulation Period terminates prior to the Effective Time, then the Company SIP shall be suspended and no new accumulation period shall be commenced under the Company SIP prior to the termination of the Transaction Agreement, (II) if the Current SIP Accumulation Period is still to be in effect at the Effective Time, then the Company SIP shall be suspended with effect from a date before the Closing Date as specified by the Company Board in consultation with Buyer in accordance with the terms of the Company SIP and participants shall be permitted to use any payroll deductions or contributions under the Company SIP taken in during the Current SIP Accumulation Period to acquire Company Ordinary Shares, and (III) the Company SIP shall be terminated as soon as practicable after the Effective Time.

Insurance and Indemnification

Pursuant to the Transaction Agreement, Buyer has agreed, for six (6) years after the Effective Time, to cause to be maintained officers’ and directors’ liability insurance in respect of acts, errors or omissions occurring prior to the Effective Time covering each such person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect as of July 26, 2026; provided, however, that in satisfying its obligation under this paragraph, Buyer will not be obligated to pay annual premiums in excess of 300% of the Current Premium, and if such premiums for such insurance would at any time exceed 300% of the Current Premium, then Buyer has agreed to cause to be maintained policies of insurance that, in Buyer’s good faith judgment, provide the maximum coverage available at an annual premium equal to 300% of the Current Premium. The provisions of the immediately preceding sentence will be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company prior to or after the Effective Time, which policies provide such persons currently covered by such policies with coverage for an aggregate period of up to six (6) years with respect to claims arising from acts, errors or omissions that occurred on or before the Effective Time, including in respect of the transactions contemplated by the Transaction Agreement; provided that such premiums for such insurance do not exceed 300% of the Current Premium with respect to each such coverage. The Company may also purchase prepaid “tail” or “runoff” policies for any other “claims-made” liability insurance coverage, including employment practices liability, professional liability and cyber and data security liability coverages; provided that such premiums for such insurance do not exceed 300% of the amount paid by the Company for coverage in its last full fiscal year for such insurance (“Other Tail Premium”), and if such premiums for such insurance exceed 300% of the Other Tail Premium with respect to each such coverage, then the Company may procure prepaid “tail” or “runoff” policies that, in the Company’s good faith judgment (following consultation with and the prior written approval of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed)), provide the maximum coverage available with such limit. If any such prepaid policies described in this paragraph have been obtained by the Company prior to the Effective Time, then Buyer has agreed to make reasonable best efforts to cause to be maintained any and all such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

From and after the Effective Time, each of Buyer and the Company has agreed to cause the Company to:

●	indemnify (including advancement of expenses) and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or any of its subsidiaries or otherwise (each an “Indemnified Party”) for any and all costs and expenses (including reasonable and documented out-of-pocket fees and expenses of legal counsel, which shall be advanced as they are incurred; provided that the Indemnified Party shall have made a sufficient undertaking to repay such expenses if it is ultimately determined that such Indemnified Party was not entitled to indemnification), judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or incurred by such Indemnified Party in connection with or arising out of any action, suit or other proceeding (whether civil or criminal) in which such Indemnified Party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (an “Indemnified Party Proceeding”) (A) by reason of such Indemnified Party’s being or having been such director, officer or employee of the Company or any of its subsidiaries or otherwise in connection with any action taken or not taken at the request of the Company or any of its subsidiaries or (B) arising out of such Indemnified Party’s service in connection with any other corporation or organization for which he or she serves or has served as a director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan), in each of (A) or (B), whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened and at, or at any time prior to, the Effective Time (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated by the Transaction Agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party), to the fullest extent permitted under applicable law; and

●	fulfill and honor in all respects the obligations of the Company pursuant to: (x) each indemnification provision set forth in any Contract in effect as of July 26, 2026 between the Company or any of its subsidiaries and any Indemnified Party; and (y) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the articles of association, certificate of incorporation, bylaws or similar organizational documents of the Company or any of its subsidiaries as in effect on July 26, 2026. Buyer has agreed that its obligations under the foregoing clauses (i) and (ii) will continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period will continue until the final disposition of such claim. From and after the Effective Time, Buyer has agreed to guarantee the prompt payment of its obligations under these provisions.

During the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Buyer has agreed to cause the organizational documents of the Company and any of its successors or assigns to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable to those subject to those provisions as the indemnification, exculpation and advancement of expenses provisions set forth in the organizational documents of the Company as of July 26, 2026.

Conditions to Complete the Transaction

The obligation of each of Buyer and the Company to consummate the Transaction and the other transactions contemplated by the Transaction Agreement are subject to the satisfaction or, to the extent permitted by applicable law, waiver in writing by each of Buyer and the Company, at or prior to Closing, of certain conditions, including the following:

●	no governmental authority having jurisdiction over either Buyer or the Company shall have issued any Order that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transaction and no applicable law shall have been adopted that makes consummation of the Transaction illegal or otherwise prohibited;

●	(i) the applicable waiting period applicable to the Transaction under the HSR Act shall have expired or been terminated, (ii) the conditions set forth in the Company Disclosure Schedule shall have been satisfied, and (iii) all agreements between a Party and a governmental authority to delay or not consummate the transactions contemplated by the Transaction Agreement shall have been rescinded, expired, terminated or otherwise closed;

●	the Company Shareholder Approval shall have been obtained at the Scheme Meeting and the Company GM;

●	the Scheme of Arrangement shall have been sanctioned by the Court with or without modification (but subject to any non-de minimis modification being acceptable to both Parties acting reasonably and in good faith) and a copy of the Court Order shall have been delivered to the Registrar of Companies in England and Wales.

Additionally, the obligation of the Company to consummate the Transaction is subject to the satisfaction, or waiver in writing by the Company, at or prior to Closing, of the following conditions:

●	(i) the representations and warranties of Buyer set forth in the first sentence of Section 4.01, Section 4.02 and Section 4.16 of the Transaction Agreement shall be true and correct in all material respects on July 26, 2026 and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date), and (ii) the other representations and warranties contained in Article 4 of the Transaction Agreement shall be true and correct on July 26, 2026 and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Buyer Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Buyer Material Adverse Effect;

●	Buyer shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under the Transaction Agreement at or prior to the Closing; and

●	the Company shall have received at the Closing a certificate signed on behalf of Buyer by an authorized officer of Buyer certifying that certain conditions to closing have been satisfied.

Additionally, the obligation of Buyer to consummate the Transaction is subject to the satisfaction, or waiver in writing by Buyer, at or prior to Closing, of the following conditions:

●	(i) the representations and warranties of the Company set forth in Section 3.01, Section 3.02, Section 3.22, Section 3.23, Section 3.24 and Section 3.25 of the Transaction Agreement shall be true and correct in all material respects on July 26, 2026 and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date), (ii) the representations and warranties of the Company set forth in Section 3.05(a) and the first sentence of Section 3.05(c) of the Transaction Agreement shall be true and correct in all respects (other than de minimis inaccuracies) on July 26, 2026 and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date), (iii) the representations and warranties of the Company set forth in Section 3.09(b)(ii) of the Transaction Agreement shall be true and correct in all respects on the date of July 26, 2026 and the Closing Date as if made on each such date, and (iv) the other representations and warranties of the Company set forth in Article 3 of the Transaction Agreement shall be true and correct on July 26, 2026 and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Company Material Adverse Effect;

●	the Company shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under the Transaction Agreement at or prior to the Closing;

●	Buyer shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company certifying that certain conditions to closing have been satisfied; and

●	since July 26, 2026, there shall not have occurred any Company Material Adverse Effect.

Termination of the Transaction Agreement

The Transaction Agreement may be terminated and the Transaction may be abandoned prior to Closing:

●	by mutual written agreement by the Company and Buyer (notwithstanding any approval of the Transaction Agreement by the Company Shareholders);

●	by either the Company or Buyer, upon written notice to the other party, if:

o	the Closing Date has not occurred on or before the End Date (notwithstanding any approval of the Transaction Agreement by the Company Shareholders); provided that this right to terminate the Transaction Agreement shall not be available to Buyer or the Company, as applicable, if Buyer’s or the Company’s material breach of any provision of the Transaction Agreement, as applicable, has been the primary cause of, or primarily resulted in, the failure of the Transaction to be consummated by the End Date;

o	at any time prior to the Effective Time any governmental authority of competent jurisdiction shall have issued a final and non-appealable order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Transaction (notwithstanding any approval of the Transaction Agreement by the Company Shareholders); provided, however, this right to terminate the Transaction Agreement shall not be available to Buyer or the Company, as applicable, if Buyer’s or the Company’s material breach of any provision of the Transaction Agreement, as applicable, has been the primary cause of, or primarily resulted in, such final and non-appealable order or action enjoining, restraining or otherwise prohibiting the consummation of the Transaction;

o	the Court affirmatively declines or refuses to sanction the Scheme of Arrangement, unless the Company or Buyer appeals the decision of the Court within any applicable time limits, in which case such termination right shall not be available until a final, non-appealable order is given declining the Scheme of Arrangement;

o	the Scheme Meeting and the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and the Company Shareholder Approval shall not have been obtained;

●	by Buyer, upon written notice to the Company:

o	in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.02 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of the End Date or the thirtieth (30th) day following Buyer’s delivery of written notice describing such breach to the Company; provided, however, that Buyer shall not be entitled to terminate the Transaction Agreement pursuant to this provision if Buyer’s material breach of its obligations under the Transaction Agreement, directly or indirectly, is the primary cause of, or primarily resulted in, the failure of the conditions set forth in Section 6.03(a) or Section 6.03(b) to be satisfied;

o	at any time prior to receipt of the Company Shareholder Approval, if (i) the Company Board shall have effected an Adverse Recommendation Change or (ii) the Company has materially or intentionally breached its obligations under Section 5.02 of the Transaction Agreement;

●	by the Company, upon written notice to Buyer:

o	in the event of a breach by Buyer of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.03 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of the End Date or the thirtieth (30th) day following the Company’s delivery of written notice describing such breach to Buyer; provided, however, that the Company shall not be entitled to terminate the Transaction Agreement pursuant to this provision if the Company’s material breach of its obligations under the Transaction Agreement, directly or indirectly, is the primary cause of, or primarily resulted in, the failure of the conditions set forth in Section 6.02(a) or Section 6.02(b) to be satisfied;

o	at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal that did not result from a material breach of Section 5.02 and in accordance with Section 5.03(b) of the Transaction Agreement, and promptly following such termination, the Company enters into a definitive agreement with respect to such Superior Proposal; provided that concurrently with such termination, the Company pays the Company Termination Payment payable pursuant to the Transaction Agreement; and

if (A) the conditions set forth in Section 6.01 and Section 6.02 of the Transaction Agreement (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition is then capable of being satisfied at the Closing on such date or the failure of which to be satisfied is attributable primarily to a breach by Buyer of its representations, warranties, covenants or agreements contained therein) have been satisfied or waived, (B) Buyer is required to consummate the Transaction pursuant to Section 1.02 of the Transaction Agreement, (C) Buyer fails to consummate the Transaction within three (3) Business Days after the date the Closing was required to occur pursuant to Section 1.02 of the Transaction Agreement, and (D) the Company stood ready, willing and able to consummate the transactions contemplated by the Transaction Agreement on that date and the Company has irrevocably notified Buyer in writing at or prior to such date that (x) the Company stood ready, willing and able to consummate the Transaction on that date and (y) all of the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition would have then been capable of being satisfied) have been satisfied or waived.

Effect of Termination

If the Transaction Agreement is terminated pursuant to its terms, the Transaction Agreement shall become void and of no effect without liability of any party (or any representative of such party) to the other party; provided, however, that certain provisions will survive any termination thereof. Notwithstanding the foregoing or any other provision of the Transaction Agreement to the contrary, the Company shall not be relieved or released from any liabilities or damages arising out of its willful and material breach of any provision of the Transaction Agreement or any other agreement delivered in connection therewith. Notwithstanding anything in the Transaction Agreement to the contrary, under no circumstances will the amount payable by Buyer, the Equity Investor, the Guarantor or any of their respective affiliates, whether pursuant to the Transaction Agreement or the Guarantee, in connection with or following any termination of the Transaction Agreement exceed an amount equal to the sum of the Buyer Termination Payment, plus the Company Recovery Costs (as defined in the Transaction Agreement), plus the Buyer Expenses (as defined in the Transaction Agreement) (the “Buyer Liability Limit”). The Confidentiality Agreement will survive the termination of the Transaction Agreement and shall remain in full force and effect in accordance with its terms. The Guarantee (solely to the extent provided for therein) shall survive the termination of the Transaction Agreement and shall remain in full force and effect in accordance with its terms. Notwithstanding anything to the contrary provided in the Transaction Agreement, including the foregoing, nothing shall relieve the Company from liability for fraud.

Termination Payments

In the event that the Transaction Agreement is terminated:

●	by Buyer, at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change or the Company has materially or intentionally breached its obligations under Section 5.02 of the Transaction Agreement (or by either Buyer or the Company if the Closing Date has not occurred on or before the End Date pursuant to Section 7.01(b) of the Transaction Agreement and at the time of such termination, Buyer could have terminated the Transaction Agreement pursuant to the first sentence of this bullet point);

●	by the Company, at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal that did not result from a material breach of Section 5.02 and in accordance with Section 5.03(b) of the Transaction Agreement, and promptly following such termination, the Company enters into a definitive agreement with respect to such Superior Proposal; or

●	by (i) either the Company or Buyer if the Closing Date has not occurred on or before the End Date pursuant to Section 7.01(b) of the Transaction Agreement or if the Scheme Meeting and the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and the Company Shareholder Approval shall not have been obtained pursuant to Section 7.01(e) of the Transaction Agreement, or (ii) by Buyer in the event of an uncured breach by the Company of any representation, warranty, covenant or other agreement that would result in any condition set forth in Section 6.02 of the Transaction Agreement not being satisfied pursuant to Section 7.01(f) and (A) after July 26, 2026 an Acquisition Proposal is made directly to the Company Shareholders or is otherwise publicly disclosed and, in each case of Section 7.01(e) or Section 7.01(f), not withdrawn within five (5) Business Days prior to any other termination, and (B) within twelve (12) months after the date of such termination, the Company enters into a definitive agreement in respect of such Acquisition Proposal (whether or not such Acquisition Proposal is subsequently consummated) or an Acquisition Proposal is consummated (in each case, whether or not the Acquisition Proposal referenced in clause (A)), provided that for purposes of this bullet point, each reference to “20% or more” or “80% or less” in the definition of Acquisition Proposal shall be deemed to be references to “more than 50%” or “50% or less,” respectively, then the Company will be required to pay Buyer the Company Termination Payment (equal to $18,000,000). The Company Termination Payment shall be paid (x) in the case of the first bullet point above, within two (2) Business Days after such termination, (y) in the case of the second bullet point above, concurrently with the termination of the Transaction Agreement (or no later than the next Business Day if such termination occurs on a day that is not a Business Day) and (z) in the case of the third bullet point above, on the earlier of the date of such definitive agreement or such consummation of such Acquisition Proposal. In no event will Luxfer be obligated to pay the Company Termination Payment on more than one occasion.

In the event that the Transaction Agreement is terminated:

●	by the Company for uncured breach of representation, warranty or covenant by Buyer;

●	by the Company for failure of Buyer to consummate the Transaction after satisfaction or waiver of all conditions to closing; or

●	by Buyer for the lapse of the End Date and at the time of such termination the Company could have terminated the Transaction Agreement as described in either of the preceding bullet points,

then Buyer will be required to pay to the Company the Buyer Termination Payment (equal to $32,250,000) within three (3) business days after such termination. In no event will Buyer be obligated to pay the Buyer Termination Payment on more than one occasion.

Amendment, Waiver, Extension and Specific Performance of the Transaction Agreement

Any provision of the Transaction Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that after receipt of the Company Shareholder Approval, if any such amendment or waiver shall by applicable law or in accordance with the rules and regulations of NYSE require further approval of the Company Shareholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Company Shareholders.

The Company and Buyer have agreed that irreparable harm would occur in the event that any of the provisions of the Transaction Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages or other legal remedies would not be an adequate remedy for any such harm. The Company and Buyer have agreed that unless and until the Transaction Agreement is terminated in accordance with its terms:

●	the parties shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in the Transaction Agreement to prevent breaches (or threatened breaches) of the Transaction Agreement and to enforce specifically the terms and provisions of the Transaction Agreement (other than Buyer’s obligation to effect the Transaction or the Closing, which shall be governed by the next sentence), without bond or other security being required; and

●	the right of specific enforcement is an integral part of the transactions contemplated by the Transaction Agreement, and without that right, neither the Company nor Buyer would have entered into the Transaction Agreement.

The Company and Buyer have also agreed that, unless and until the Transaction Agreement is terminated in accordance with its terms, the Company shall be entitled to an injunction, specific performance or other equitable remedy to specifically enforce Buyer’s obligations to effect the Closing on the terms and conditions set forth in the Transaction Agreement in the event that:

●	the conditions set forth in Section 6.01 and Section 6.02 of the Transaction Agreement (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date,) have been satisfied or waived;

●	the Debt Financing is available to be funded at the Closing and has been funded or will be funded if the Equity Financing is funded at the Closing;

●	Buyer is required to consummate the Closing pursuant to Section 1.02 of the Transaction Agreement;

●	the Company has irrevocably notified Buyer in writing at or prior to such date that (i) the Company stands ready, willing and able to consummate the Transaction on that date, and if specific performance is granted and the Financing is funded, the Closing will so occur on the terms and conditions set forth in this Agreement and (ii) all of the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition would have then been capable of being satisfied as of such date); and

●	Buyer fails to consummate the Closing within three (3) Business Days (or, if earlier, the Business Day immediately preceding the End Date) of the date of delivery of such written notification by the Company (such bullets above, together, the “Specific Performance Conditions”). Each of the Parties has agreed that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other party has an adequate remedy at law or that any such injunction or award of specific performance or other equitable relief is not an appropriate remedy for any reason; provided that solely with respect to the equitable remedy to specifically enforce Buyer’s obligation to effect the Closing, Buyer may oppose the granting of specific performance only on the basis that one of the Specific Performance Conditions has not been satisfied.

The Company and Buyer further have agreed that (x) following the Company’s termination of the Transaction Agreement in accordance with its terms, the Company shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in the Transaction Agreement to enforce specifically Buyer’s surviving obligations in the Transaction Agreement, including with respect to the payment of monetary damages under Section 7.02 of the Transaction Agreement or the payments to which the Company is entitled under Section 8.04(c) of the Transaction Agreement, and (y) following Buyer’s termination of the Transaction Agreement in accordance with its terms, Buyer shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in the Transaction Agreement to enforce specifically the Company’s surviving obligations in the Transaction Agreement, including with respect to the payment of monetary damages under Section 7.02 of the Transaction Agreement or the payments to which Buyer is entitled under Section 8.04(b) of the Transaction Agreement; provided that the Parties acknowledge and agree that, while the Company may pursue a grant of specific performance prior to the termination of the Transaction Agreement, following a termination of the Transaction Agreement and the Buyer Termination Payment has been paid or is payable pursuant to Section 8.04(c), under no circumstances shall the Company be permitted or entitled to seek a grant of specific performance to cause the Closing to occur.

Governing Law

The Transaction Agreement and all disputes or controversies arising out of or relating to the Transaction Agreement or transactions contemplated thereby (whether based in contract, tort, or otherwise), including the applicable statute of limitations, is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of the State of Delaware; provided that, notwithstanding the foregoing, any provisions in the Transaction Agreement (w) respecting the implementation, effect and consequence of the Scheme of Arrangement, (x) which expressly reference the Laws of England and Wales or the Companies Act, or (y) which relate to the fiduciary or other duties of any officer or director of the Company, in each case shall be interpreted, construed and governed by and in accordance with the Laws of England and Wales, without regard to the conflicts of law rules of England and Wales.

Voting Agreements

Concurrently with the execution and delivery of the Transaction Agreement, and as an inducement to Buyer’s willingness to enter into the Transaction Agreement, certain executive officers of the Company, solely in their capacity as Company Shareholders, entered into Voting Agreements with Buyer, pursuant to which, among other things, subject to the terms and conditions set forth therein, such Company Shareholders will support the Transaction and the transactions contemplated thereby, including by voting their Company Ordinary Shares in favor of the Scheme of Arrangement at the Scheme Meeting and the Scheme Implementation and Articles Amendment Proposal at the Company GM. The rights and obligations of the signatories to the Voting Agreements are governed by the express terms of the Voting Agreements and not by this summary or any other information contained in this proxy statement. As of the date of this proxy statement, the executive officers that entered into the Voting Agreements collectively owned approximately 1.1% of the outstanding Company Ordinary Shares.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to us regarding the beneficial ownership of our Company Ordinary Shares as of August 18, 2026 for:

●	each of our named executive officers;

●	each of our directors;

●	all executive officers and directors as a group; and

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Company shares as of June 30, 2026;

Company Ordinary Shares subject to equity awards that are currently exercisable or exercisable within 60 days of August 18, 2026, are considered outstanding and beneficially owned by the person holding the awards for the purpose of calculating the ownership percentage of that person but not for the purpose of calculating the ownership percentage of any other person. Based on a review of filings with the SEC, the following table also contains information concerning each person who we know beneficially owned more than 5% of our ordinary shares as of June 30, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Company shares shown as beneficially owned by them.

	Company Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Directors and Named Executive Officers
Andy Butcher(1)	268,990	1.0%
Patrick Mullen(2)	42,145	*	%
Richard Hipple(3)	32,920	*	%
Clive Snowdon(4)	26,841	*	%
Sylvia A. Stein(5)	14,844	*	%
Lisa Trimberger(6)	20,801	*	%
Stewart Watson(7)	-	*	%
Stephen Webster(8)	45,777	*	%
Howard Mead(9)	21,347	*	%
Jeffrey Moorefield(10)	21,280	*	%
Graham Wardlow(11)	56,988	*	%
Aggregate Director and Executive Officer Group (11 individuals)(12)	575,178	2.1%
5% Shareholders
FMR LLC (13)	2,083,000	7.8%
Royce & Associates LP (14)	1,939,000	7.2%
BlackRock, Inc. (15)	1,929,000	7.1%
Artisan Partners LP (16)	1,505,000	5.6%
Managed Account Advisors LLC (17)	1,500,000	5.6%

(*)	Represents beneficial ownership of less than 1%.
(1)	Represents a shareholding of 268,990 Company Ordinary Shares.

(2)	Represents a shareholding of 42,145 Company Ordinary Shares.
(3)	Represents a shareholding of 32,920 Company Ordinary Shares.
(4)	Represents a shareholding of 26,841 Company Ordinary Shares. These ordinary shares are held in an account owned solely by the Director’s spouse.
(5)	Represents a shareholding of 14,844.
(6)	Represents an aggregate shareholding of 20,801 Company Ordinary Shares, comprised of (i) 5,000 ordinary shares held as Joint Tenants in Common by trusts of which the Director and the Director’s spouse are the trustee and sole beneficiary; (ii) 5,000 Company Ordinary Shares held by a trust of which the Director is the sole beneficiary and the Director’s spouse is the trustee; and (iii) 10,801 Company Ordinary Shares held in a trust of which the Director’s spouse is the sole beneficiary and the Director is the trustee.
(7)	Mr. Watson joined the Board of Directors in September 2025, as of August 18, 2026, he owned no Company Ordinary Shares, or restricted stock options or Options that are exercisable within 60 days.
(8)	Consists of (i) 27,958 Company Ordinary Shares; and (ii) 17,819 Company Ordinary Shares issuable upon exercise of Options within 60 days of August 18, 2026. The 17,819 Company Ordinary Shares issuable upon exercise of Options is net of shares forfeited to cover exercise cost and taxes due. The number of shares withheld to cover exercise cost and taxes due was calculated with reference to the Company’s closing share price on August 18, 2026. As of August 18, 2026, the Named Executive Officer had a total of 37,122 exercisable Options. Options carry with them the right to receive dividends (in shares) accumulated during the period. These dividends are credited when the Option is exercised and have been reflected in the table above.
(9)	Represents a shareholding of 21,347 Company Ordinary Shares.
(10)	Represents a shareholding of 21,280 Company Ordinary Shares.
(11)	Consists of (i) 35,376 Company Ordinary Shares, including 7,520 ordinary shares held by the Named Executive Officer’s spouse; and (ii) 21,612 ordinary shares issuable upon exercise of Options within 60 days of August 18, 2026. The 21,612 Company Ordinary Shares issuable upon exercise of Options is net of shares forfeited to cover exercise cost and taxes due. The number of shares withheld to cover exercise cost and taxes due was calculated with reference to the Company’s closing share price on August 18, 2026. As of August 18, 2026, the Named Executive Officer had a total of 45,024 exercisable Options. Options carry with them the right to receive dividends (in shares) accumulated during the period. These dividends are credited when the Option is exercised and have been reflected in the table above.

(12)	Represents Company Ordinary Shares beneficially owned by those individuals listed as Named Executive Officers and Directors in the table above, plus Company Ordinary Shares beneficially owned by the remaining Executive Officers of the Company as of August 18, 2026 (three individuals). These Executive Officers, together beneficially owns 23,245 ordinary shares. The foregoing figure consists of (i) 7,943 Company Ordinary Shares and (ii) 15,302 Company Ordinary Shares issuable upon exercise of Options within 60 days of August 18, 2026. The 15,302 Company Ordinary Shares issuable upon exercise of Options is net of shares forfeited to cover exercise cost and taxes due. The number of shares withheld to cover exercise cost and taxes due was calculated with reference to the Company’s closing share price on August 18, 2026. As of August 18, 2026, the referenced Executive Officers had a total of 31,880 exercisable Options. Options carry with them the right to receive dividends (in shares) accumulated during the period. These dividends are credited when the Option is exercised and have been reflected in the table above.
(13)	Based solely on a Form 13F-HR filed by FMR LLC for the period ended June 30, 2026, FMR LLC has sole voting power with respect to 2,083,000 Company Ordinary Shares and sole dispositive power of 2,083,000 shares. The principal business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(14)	Based solely on Form 13F-HR filed by Royce & Associates LP for the period ended June 30, 2026, Royce & Associates LP has the sole voting power with respect to 1,802,435 ordinary shares and sole dispositive power of 1,939,000 Company Ordinary Shares. The principal business address of Royce & Associates LP is One Madison Avenue, New York, New York, 10010.
(15)	Based solely on a Schedule 13G/A filed by BlackRock, Inc. for the period ended June 30, 2026. BlackRock, Inc. reported the sole voting power with respect to 1,929,000 ordinary shares and sole dispositive power of 1,929,000 Company Ordinary Shares. The principal business address of Blackrock, Inc. is 50 Hudson Yards, New York, New York 10001.
(16)	Based solely on a Schedule 13G/A filed by Artisan Partners Limited Partnership dated June 30, 2026, Artisan Partners Limited Partnership reported the shared voting power with respect to 1,505,000 Company Ordinary Shares and sole dispositive power of 1,505,000 Company Ordinary Shares. The principal business address of Artisan Partners Limited Partnership is 875 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(17)	Based solely on a Form 13F-HR filed by Managed Account Advisors, LLC for the period ended June 30, 2026, Managed Account Advisors, LLC has the sole dispositive power with respect to 1,500,000 Company Ordinary Shares and shared dispositive power of 1,500,000 Company Ordinary Shares. The principal business address of Managed Account Advisors, LLC is 101 Hudson Street, 9th Floor, Jersey City, New Jersey, 07302.

COMPANY SHAREHOLDER VOTE ON SPECIFIED COMPENSATORY ARRANGEMENTS

Advisory Vote on Golden Parachute Compensation

As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, the Company is providing Company Shareholders with the opportunity to cast a non-binding, advisory vote on the Compensation Proposal, which is a proposal to approve the golden parachute compensation that may become payable to its named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement entitled “Interests of Certain Persons in the Transaction” beginning on page 54.

Vote Required and Recommendation of the Company Board

The non-binding, advisory vote on the golden parachute compensation is an “ordinary resolution” which requires the approval, on an advisory (non-binding) basis, of not less than 50% of the votes cast by Company Shareholders present and voting (in person or by proxy), and is a vote separate and apart from the vote required to approve the Transaction. Accordingly, if you are a Company Shareholder, you may vote to approve the Transaction by voting to approve the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal, and vote not to approve the Compensation Proposal, and vice versa. If the Transaction is completed, the Transaction-related compensation will be paid to the Company’s named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if the Company Shareholders fail to approve the Compensation Proposal.

The Company believes that the information regarding golden parachute compensation that may become payable to its named executive officers in connection with the completion of the Transaction is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executives and a strong alignment with the long-term interests of the Company Shareholders.

The Board recommends that you vote “FOR” the Compensation Proposal:

“That the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement entitled ”The Transaction—Interests of Certain Persons in the Transaction“ beginning on page 54, is hereby approved.”

FUTURE SHAREHOLDER MEETINGS

The Company held its 2026 annual general meeting of Company Shareholders on June 11, 2026. In light of the Company GM being held in connection with the Transaction, the Company will hold an annual general meeting of Company Shareholders in the year 2027 only if the Transaction is not completed and Company Shareholders will continue to be entitled to attend and participate in such meeting.

As described in our annual proxy statement for the 2026 annual general meeting of Company Shareholders filed on April 30, 2026, Company Shareholders have the opportunity to submit proper proposals for inclusion in our proxy materials and for consideration at the annual general meeting of Company Shareholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to SEC rule 14a-8 by submitting their proposals in writing to our Company Secretary at the Company’s principal executive offices no later than the close of business on December 21, 2026 and otherwise complying with the requirements of Rule 14a-8 of the Exchange Act.

In addition, the Company’s Articles of Association establish an advance notice procedure outside of Rule 14a-8 for Company Shareholders who wish to present nominations for the election of Directors at an annual general meeting. Any such nominations must be submitted in accordance with the requirements of our Articles of Association, which provide that no person, other than a Director retiring at the general meeting, shall be appointed or re-appointed as a Director at any general meeting unless he or she is recommended by the Board of Directors, or, not less than seven (7) nor more than forty-two (42) days before the day appointed for the meeting, notice in writing by a member qualified to vote at the meeting has been given to the Company Secretary at Luxfer Holdings PLC, Lumns Lane, Manchester, M27 8LN, United Kingdom, Attn: Company Secretary, with the intention to propose the person for appointment, together with confirmation in writing by that person of their willingness to be appointed. Shareholder and interested party proposals or nominations pursuant to any of the foregoing should be sent to us at our principal executive office: c/o Company Secretary, Luxfer Holdings PLC, Lumns Lane, Manchester, M27 8LN, United Kingdom. If you wish to obtain a free copy of our articles of association, please contact us at the following address, by telephone or by visiting the investor relations website as follows:

Luxfer Holdings PLC
Attention: Investor Relations
3016 Kansas Avenue

Riverside, California 92507, USA
Telephone: [●]

Website: https://www.luxfer.com/investors/

HOUSEHOLDING OF PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to Company Shareholders residing at the same address, unless Company Shareholders have notified the Company of their desire to receive multiple copies of the proxy statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact Innisfree, the proxy solicitation agent for the Company, at its address identified below. Innisfree will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Innisfree by mail at 500 Fifth Avenue, 21st Floor, New York, NY 10110 or by telephone. Company Shareholders may call toll-free at +1 (877) 687-1874; banks and brokers may call collect at +1 (212) 750-5833.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. SEC filings are available electronically to the public at the SEC’s website at https://www.sec.gov. You may also access such SEC filings and other information regarding the Company through the website maintained by the Company at https://www.luxfer.com/. Any other information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

The SEC allows us to “incorporate by reference” information into this proxy statement, which means we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference herein is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The Company incorporates by reference the documents listed below, which it has filed with the SEC:

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 24, 2026;

●	Quarterly Reports on Form 10-Q for the fiscal quarters ended June 28, 2026, and March 29, 2026, and filed with the SEC on July 28, 2026, and April 28, 2026, respectively;

●	Current Reports on Form 8-K of the Company (only to the extent “filed” and not “furnished”), filed with the SEC on May 7, 2026, June 12, 2026, July 27, 2026, and July 28, 2026; and

●	Proxy Statement on Schedule 14A filed with the SEC on April 30, 2026.

We are also incorporating by reference additional documents that we file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the Meetings (other than, in each case, documents or information deemed to have been furnished and not filed in connection with SEC rules). These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on the Company’s website is not part of this proxy statement and therefore is not incorporated by reference into this proxy statement. We also incorporate by reference the Transaction Agreement attached to this proxy statement as Annex A and the opinion of Deutsche Bank attached to this proxy statement as Annex B.

You can obtain any of the documents incorporated by reference from the SEC, through the SEC’s website at https://www.sec.gov. You can also obtain any of these documents from the Company without charge by sending a written request, by telephone or by visiting the Company’s investor relations website as follows:

Luxfer Holdings PLC
Attention: Investor Relations
3016 Kansas Avenue
Riverside, California 92507
Telephone: +1 (414) 269-2419
Website: https://www.luxfer.com/investors/

If you have questions about the Transaction or the Meetings, or if you need to obtain copies of the accompanying proxy statement, forms of proxy or other documents incorporated by reference in the proxy statement, you may contact Luxfer’s proxy solicitation firm listed below. You will not be charged for any of the documents you request.

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, NY 10110

Shareholders may call toll-free: +1 (877) 687-1874

Banks and Brokers may call collect: +1 (212) 750-5833

If you would like to request documents, please do so by [●] (UK time) on [●], 2026 in order to ensure timely delivery of the documents before the Meetings.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is deemed to be incorporated by reference into this proxy statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. You should not rely on information that purports to be made by or on behalf of the Company or Buyer other than the information contained in this proxy statement, the annexes to this proxy statement or incorporated by reference herein. Neither the Company nor Buyer has authorized anyone to provide you with information on behalf of the Company or Buyer, respectively, that is different from what is contained in this proxy statement.

This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction.

PART 2—SCHEME PROPOSAL AND THE SCHEME MEETING AND THE GENERAL MEETING—EXPLANATORY STATEMENT

[●], 2026

To the holders of Luxfer ordinary shares and, for information only, to the holders of options or awards under any Luxfer employee benefit plan providing for equity or equity-based compensation (“Luxfer Equity Plan”).

RECOMMENDED ACQUISITION OF LUXFER HOLDINGS PLC

INTRODUCTION

As previously announced, on July 26, 2026, Double Eagle Acquisition Buyer, Inc., a Delaware corporation (the “Buyer”), entered into a Transaction Agreement (the “Transaction Agreement”) with Luxfer Holdings PLC (“Luxfer” or the “Company”) pursuant to which Buyer will acquire the entire issued share capital of Luxfer in a transaction which is referred to as the “Transaction”.

Capitalized terms used but not defined in this “Part 2—Explanatory Statement” or in the preceding portion of this proxy statement have the meanings ascribed to such terms in “Part 3—The Scheme of Arrangement”.

Your attention is drawn to the section of this proxy statement entitled “The Transaction—Recommendation of the Company Board and Reasons for the Transaction” beginning on page 40 which sets forth certain reasons (not intended to be exhaustive and which may not include all of the factors considered by the Company Board) why the Company Board (i) approved and declared the Transaction Agreement, and the transactions contemplated thereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby fair to and in the best interests of the Company and its shareholders as a whole, (ii) declared that it is advisable and in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein, (iii) directed that an application be made to the Court to seek directions relating to the Scheme of Arrangement, and (iv) resolved to recommend, subject to the terms and conditions of the Transaction Agreement, that the Company Shareholders vote in favor of the Scheme Proposal and the Scheme Implementation and Articles Amendment Proposal. In considering the recommendation of the Company Board, you should be aware that directors and executive officers of the Company may have interests in the Transaction that are in addition to, or different from, the interests of Company Shareholders generally. For a more detailed description of the interests, see the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54.

THE TRANSACTION

The Transaction is to be effected by means of the Scheme of Arrangement, a court-sanctioned scheme of arrangement between Luxfer and the Scheme Shareholders, under Part 26 of the Companies Act. Implementation of the Transaction requires the approval of the Scheme of Arrangement by Scheme Shareholders at the Scheme Meeting and the approval of the Scheme Implementation and Articles Amendment Proposal by the Company Shareholders at the Company GM. The Scheme of Arrangement also requires the sanction of the Court, and the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to Closing under the Transaction Agreement. The Scheme of Arrangement is set out in full in the section of this proxy statement entitled “Part 3—The Scheme of Arrangement”.

The purpose of the Scheme of Arrangement is to enable the entire issued share capital of Luxfer to be transferred to Buyer (or its nominee(s)). This is to be achieved by the transfer of the Scheme Shares held by the Scheme Shareholders as at the Scheme Record Time to Buyer (or its nominee(s)) in return for which the Scheme Shareholders will receive the Consideration for their Scheme Shares on the basis set out in the Scheme of Arrangement.

Before the Court’s sanction can be sought for the Scheme of Arrangement, the Scheme of Arrangement requires approval by the Company Shareholders at the Scheme Meeting. The Scheme Proposal must be approved by a majority in number of the Scheme Shareholders present and voting, in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast. Approval of the Scheme of Arrangement is required for consummation of the Transaction. The Scheme of Arrangement will also require, among other things, approval by the Company Shareholders of the special resolution (the Scheme Implementation and Articles Amendment Proposal) to be considered by Company Shareholders at the Company GM.

If the Transaction is completed:

●	all Scheme Shares will be transferred to Buyer (or its nominee(s));

●	holders of Scheme Shares as of the Scheme Record Time will, on the terms set out in the Scheme of Arrangement, have the right to receive $17.37 in cash (without interest) per Scheme Share.

In connection with Closing of the Transaction, the Scheme of Arrangement will become effective upon delivery to the Registrar of Companies in England and Wales of a copy of the Court Order sanctioning the Scheme of Arrangement. Upon the Scheme of Arrangement becoming effective, it will be binding on all Company Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting or the Company GM. It is expected that the Scheme will become effective and that the Transaction will be completed in the fourth quarter of 2026.

CONDITIONS TO COMPLETE THE TRANSACTION

The obligation of Luxfer and Buyer to complete the Transaction are subject to obtaining the Company Shareholder Approval at the Meetings, and certain other specified conditions, which conditions are more fully described in the section of this proxy statement entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 94.

SCHEME MEETING AND COMPANY GM

Date, Time, Place and Purpose of the Scheme Meeting

The Scheme Meeting will be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG at [●] (UK time) on [●], 2026 unless adjourned or postponed. The Scheme Meeting is being held to allow the Scheme Shareholders to consider and, if thought fit, approve the Scheme of Arrangement.

At the Scheme Meeting, voting will be by poll and each Scheme Shareholder present in person or by proxy will be entitled to one vote for each Scheme Share as held at the Voting Record Time. The approval required at the Scheme Meeting is a majority in number of the Scheme Shareholders present and voting, in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast.

Your vote is very important. It is important that, for the Scheme Meeting in particular, as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the Company Shareholders. Shareholders of record are receiving one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a form of proxy with instructions for voting at the Company GM. You are therefore encouraged to submit a form of proxy (or vote over the internet following the instructions in the form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible. Beneficial holders will receive voting instructions applicable to each meeting from their broker, bank, trustee or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or other nominee to vote their beneficially held shares. The Company Board recommends that you vote “FOR” the Scheme Proposal at the Scheme Meeting, “FOR” the Scheme Implementation and Articles Amendment Proposal at the Company GM, and “FOR” the Compensation Proposal at the Company GM.

While all of the Company Ordinary Shares voted at the Scheme Meeting will count towards the 75% in value test, it is important to be aware that because Cede & Co. is the registered holder (as nominee for The Depository Trust Company) of the Company Ordinary Shares held by beneficial holders, the beneficial holders themselves will not be counted towards the majority in number test. Accordingly, if you are a beneficial holder who wishes to be counted towards the majority in number test, you must elect to become a shareholder of record. Please contact your broker, bank, trustee or other nominee for additional information.

Notice of the Scheme Meeting is set out at the front of this proxy statement. Entitlement to vote at the meeting will be determined by reference to the register of members as of the Voting Record Time in respect of shareholders of record, and as of the Beneficial Holder Record Time, in respect of beneficial holders of Company Ordinary Shares. For additional details, see “The Meetings of Company Shareholders—Voting Your Company Ordinary Shares” beginning on page 26 and “The Meetings of Company Shareholders—Voting Company Ordinary Shares Held in Street Name” beginning on page 26.

Date, Time, Place and Purpose of the Company GM

The Company GM will be held at the offices of Fried Frank located at 100 Bishopsgate, London EC2N 4AG at [●] (UK time) on [●], 2026 unless adjourned or postponed or, if the Scheme Meeting has not concluded by [●] (UK time) on [●], 2026, as soon as possible after the conclusion of the Scheme Meeting.

At the Company GM, the Company Shareholders will be asked to vote to approve two resolutions summarized as follows: firstly, to approve a special resolution authorizing the Scheme Implementation and Articles Amendment Proposal; and secondly, an ordinary resolution to approve, on a non-binding, advisory basis, the Compensation Proposal.

At the Company GM, the requisite shareholder approval of each of the resolutions depends on whether it is an “ordinary resolution” (i.e., the Compensation Proposal), which requires the approval of at least a majority of the votes cast by Company Shareholders present and voting (in person or by proxy), or a “special resolution” (i.e., the Scheme Implementation and Articles Amendment Proposal), which requires the approval by not less than 75% of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Company GM (or at any adjournment or postponement of such meeting).

It is proposed, pursuant to the Scheme Implementation and Articles Amendment Proposal, that the Articles of Association of the Company be amended to ensure that any Company Ordinary Shares that are issued on or after the Voting Record Time to persons other than Buyer or its nominees will either be subject to the terms of the Scheme of Arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the Consideration.

Entitlement to Vote at the Scheme Meeting and Company GM; Quorum

Shareholders whose names appear in the register of shareholders of Luxfer are referred to as “shareholders of record”. Shareholders of record as of the Voting Record Time are entitled to attend and vote at the Scheme Meeting or they may appoint another person or persons, whether a shareholder of Luxfer or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Scheme Meeting.

Shareholders whose interests in Company Ordinary Shares are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders”. If you are a beneficial owner, only your broker, bank, trustee or other nominee can vote your Company Ordinary Shares and the vote cannot be cast unless you provide instructions to your broker, bank, trustee or other nominee or obtain a legal proxy from your broker, bank, trustee or other nominee. You should follow the directions provided by your broker, bank, trustee or other nominee regarding how to instruct such person to vote your Company Ordinary Shares.

In accordance with the Company’s Articles of Association, the presence in person or by proxy of two or more Company Shareholders that are shareholders of record and entitled to vote shall be a quorum for all purposes of the Scheme Meeting and the Company GM. A Company Shareholder that is not an individual is to be considered present if it is represented by a duly authorized representative. The Company intends to treat as “present” for the Company GM Company Shareholders that are shareholders of record and who have submitted properly executed or if applicable, transmitted proxies with respect to the Company GM that are marked “abstain.”

As of [●], 2026 the Company held [●] Company Ordinary Shares in treasury, which Company Ordinary Shares will not be taken into account in determining a quorum, or for purposes of voting, at the Meetings.

Proxies

Shareholders of Record

Shareholders of record will receive one mailing that includes both (i) a form of proxy with instructions for voting at the Scheme Meeting and (ii) a form of proxy with instructions for voting at the Company GM. You are encouraged to submit a form of proxy (or vote over the internet following the instructions in the form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible.

You may change your vote before your proxy is voted at the Scheme Meeting or before your proxy is voted at the Company GM. If you are a shareholder of record, you can do this in one of four ways:

●	sign and return by mail a valid form of proxy for the applicable Meeting with a later date so that it is received prior to [●] (UK time) on [●], 2026;

●	before the applicable Meeting, provide written notice that you have revoked your proxy for the applicable Meeting to the Company’s Corporate Controller and Company Secretary, so that it is received by [●] (UK time) on [●], 2026 at the following address:

Luxfer Holdings PLC

Attention: Corporate Controller and Company Secretary
Lumns Lane, Manchester M27 8LN, United Kingdom

●	submit revised voting instructions over the internet by following the instructions set forth on the applicable form of proxy; or

●	attend the applicable Meeting and vote in person.

Beneficial Holders

Beneficial holders will receive voting instructions for the Scheme Meeting and for the Company GM from their broker, bank, trustee or other nominee. If you are a beneficial holder, you MUST follow the instructions provided by your broker, bank, trustee or other nominee in order to ensure that your broker, bank, trustee or other nominee votes your beneficially held Company Ordinary Shares at the Meetings in accordance with your wishes.

If you are a beneficial holder and have instructed your broker, bank, trustee or other nominee to vote your Company Ordinary Shares, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.

If you fail to make a specification on your form of proxy as to how you want your Company Ordinary Shares voted before signing and returning it, if you appoint the chairman of the meeting as your proxy the chairman will vote your Company Ordinary Shares “FOR” the Scheme Proposal at the Scheme Meeting, “FOR” the Scheme Implementation and Articles Amendment at the Company GM and “FOR” the Compensation Proposal at the Company GM.

The Company Board is not currently aware of any business to be acted upon at the Meetings other than the matters described in this proxy statement. If, however, other matters are properly brought before the Meetings, the persons appointed as proxies will have discretion to vote or act on those matters, and where the chairman of the meeting is appointed proxy the chairman will exercise such discretion as in their judgment is in the best interest of the Company and its shareholders.

Costs of Solicitation

The Company will bear the cost of soliciting proxies from Company Shareholders. The Company has retained Innisfree to assist in soliciting proxies. Under the terms of the agreement with Innisfree, the Company will pay them a fee of up to approximately $190,000. The Company will also reimburse Innisfree for certain expenses incurred by them. The Company and its agents will solicit proxies by mail. In addition, the directors, officers and employees of the Company, without additional compensation, and the employees of Innisfree may solicit proxies from Company Shareholders by electronic communication, or in person. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of Company Ordinary Shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

SANCTION OF THE SCHEME OF ARRANGEMENT BY THE COURT

Under the Companies Act, the Scheme of Arrangement also requires the sanction of the Court. The hearing by the Court to sanction the Scheme of Arrangement is currently expected to be held on a date in the fourth quarter of 2026, subject to the prior satisfaction or waiver of the other conditions more fully described in the section of this proxy statement entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 94. Scheme Shareholders are entitled to attend and be heard at the Court Hearing, either in person or by proxy, to support or oppose the Scheme of Arrangement. The address of the Court is 7 Rolls Buildings, Fetter Lane, London EC4A 1NL. The Company will disclose the date of the Court Hearing by public announcement and SEC filing after it has been scheduled in due course.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court order being delivered to the Registrar of Companies in England and Wales.

Upon the Scheme of Arrangement becoming effective, it will be binding on all Company Shareholders holding Scheme Shares at the Scheme Record Time (including Cede & Co. who holds Scheme Shares as a nominee and so a legal owner of Company Ordinary Shares), irrespective of whether or not they attended or voted in favor of, or against, the Scheme of Arrangement at the Scheme Meeting or in favor of, or against, or abstained from voting on the Scheme Implementation and Articles Amendment Proposal at the Company GM.

At the Effective Time and in consideration of the transfer of Company Ordinary Shares to Buyer (or its nominee(s)), the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $17.37 per Company Ordinary Share held by them immediately prior to the Effective Time. For more detailed information regarding the Consideration and payment of the Consideration following completion of the Transaction, see the sections of this proxy statement entitled “The Transaction Agreement—Per Share Consideration to Company Shareholders” and “—Exchange Procedures” beginning on page 72 and page 73, respectively.

BOARD OF DIRECTORS, MANAGEMENT AND EMPLOYEES

General

Upon the Scheme of Arrangement becoming effective, all of the Company’s directors are expected to resign from the Company Board and one or more persons affiliated with Buyer will be appointed to the Company Board.

Employee Matters

Pursuant to the Transaction Agreement, Buyer has made certain commitments in respect of maintaining compensation and benefits of the Company’s employees following the Closing. For a more detailed description of these such commitments by Buyer, see the section of this proxy statement entitled “The Transaction Agreement—Employee Matters” beginning on page 91.

Directors’ and Officers’ Interests

The Company’s executive officers and directors may have interests in the Transaction that are different from, or in addition to, those of Company Shareholders more generally, including with respect to treatment of Company Equity Awards, rights under the Change in Control Agreements as described herein, and the Item 402(t) golden parachute compensation subject to the advisory Compensation Proposal. In considering the recommendations of the Company Board, including that you vote to approve the Scheme Proposal and the Company Shareholder Resolutions, you should be aware of these interests. In (i) evaluating and negotiating the Transaction Agreement, (ii) approving and declaring the Transaction Agreement and the transactions contemplated thereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby fair to and in the best interests of the Company and its shareholders as a whole, (iii) declaring that it is advisable and in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein, (iv) directing that an application be made to the Court to seek directions relating to the Scheme of Arrangement, and (v) making the Company Board Recommendation, the Company Board was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. For a more detailed description of these interests, see the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 54.

If the Scheme of Arrangement is approved, the Company Ordinary Shares held by the Company’s directors and executive officers will be treated in the same manner as Company Ordinary Shares held by all other shareholders and, save as set out above, the effect of the Scheme of Arrangement on the interests of the Company’s directors and executive offers shall be no different from the effect on the like interests of other persons.

COMPANY EQUITY PROGRAMS

Treatment of Company Equity Awards

The Transaction Agreement provides that equity awards in respect of Company Ordinary Shares that are outstanding immediately prior to the Effective Time will be determined and settled as of Closing. For a detailed description of the treatment of the different types of Company Equity Awards in the Transaction, see the section of this proxy statement entitled “The Transaction Agreement—Treatment of Company Equity Awards” beginning on page 72.

Treatment of Company ESPP and Company SIP

In connection with the Transaction and as provided in the Transaction Agreement, the Company Board is required to take certain actions in respect of Luxfer’s Employee Stock Purchase Plan and its Share Incentive Plan, including to cease accepting new participants or changes to current participants’ applicable payroll deductions or contributions in respect of such plans, in order to provide for the orderly termination of such plans upon completion of the Transaction. For a more detailed description of the treatment of Luxfer’s Employee Stock Purchase Plan and Share Incentive Plan pursuant to the Transaction Agreement, see the section of this proxy statement entitled “The Transaction Agreement—Treatment of Company ESPP and Company SIP” beginning on page 92.

TAXATION

The section entitled “Material Tax Consequences of the Transaction” beginning on page 64 sets forth material US and UK tax consequences of the proposed Transaction.

OVERSEAS SHAREHOLDERS

This explanatory statement has been prepared for purposes of complying with the laws of England and Wales and the United States and the rules of the Securities and Exchange Commission, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside of England and Wales and the United States.

As regards overseas Company Shareholders of Luxfer based outside of England and Wales and the United States (“Overseas Shareholders”), the Transaction may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction. Overseas Shareholders are encouraged to consult their local tax and legal advisors.

ACTION TO BE TAKEN

For a detailed description of the actions to be taken at the Scheme Meeting and the Company GM, see the section of this proxy statement entitled “The Transaction and the Meetings – The Meetings of Company Shareholders” beginning on page 22.

FURTHER INFORMATION

The terms of the Scheme of Arrangement are set out in full in “Part 3—The Scheme of Arrangement” of this proxy statement. Your attention is drawn to the conditions and further terms of the Transaction set out in the remaining parts of this document, all of which form part of this explanatory statement.

PART 3—THE SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES	CR-2026-005915
COMPANIES COURT (ChD)

IN THE MATTER OF LUXFER HOLDINGS PLC

-and-

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)

between

LUXFER HOLDINGS PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions have the following meanings:

“Awards”	the share awards, restricted share units, conditional share awards, options, phantom options and/or phantom conditional awards granted under the Company Share Plans;

“Book-Entry Shares”	Scheme Shares represented by book-entry;

“Business Day”	any day (excluding any Saturday or Sunday or public or bank holiday) on which banks are generally open for normal banking business in New York, NY, United States and London, United Kingdom;

“Buyer”	Double Eagle Acquisition Buyer, Inc., a Delaware corporation;

“Buyer’s Group”	Buyer and its subsidiaries;

“Companies Act”	the Companies Act 2006, as amended from time to time;

“Company”	Luxfer Holdings PLC, a public limited company incorporated in England and Wales with company number 03690830;

“Company LTIP”	Luxfer Holdings PLC Long-Term Umbrella Incentive Plan (as amended and restated as of 8 June 2022);

“Company Share Plans”	each of the Company LTIP, the Luxfer Holdings PLC Amended and Restated Non-Executive Directors Equity Incentive Plan (as amended and restated as of 8 June 2022), the Luxfer Share Incentive Plan (as amended);

“Company Shareholders”	holders of issued Company Shares from time to time (excluding any treasury shares);

“Company Shares”	ordinary shares of £0.50 each in the capital of the Company;

“Consideration”	the cash consideration of $17.37 per Company Share payable by Buyer to the Scheme Shareholders (as appearing on the register of members of the Company at the Scheme Record Time) on the proposed terms under which the Scheme Shares shall be transferred to Buyer (and/or its nominee(s));

“Court”	the High Court of Justice in England and Wales;

“Court Order”	the order of the Court sanctioning this Scheme under section 899 of the Companies Act;

“Effective Date”	the date on which this Scheme becomes effective in accordance with clause 6(a) of this Scheme;

“Effective Time”	has the meaning set out in clause 6(a) of this Scheme;

“Encumbrances”	any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, rights of pre-emption, or other restriction of similar nature (including any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) or other third-party right of any nature;

“ESOP”	the Luxfer Group Employee Share Ownership Plan 1997;

“Exchange Agent”	has the meaning set out in clause 3(a) of this Scheme;

“Exchange Fund”	has the meaning set out in clause 3(b) of this Scheme;

“Excluded Shares”	(i) any Company Shares which are registered in the name of or beneficially owned by Buyer or any member of Buyer’s Group and (ii) any Company Shares held in treasury by the Company;

“holder”	registered holder and includes any person entitled by transmission;

“Latest Practicable Date”	5.00 p.m. (UK time) on [●], being the latest practicable date before publication of the Scheme Document;

“Permitted Dividend”	the Company’s quarterly dividend of $0.13 per Company Share payable on 5 August 2026 to Company Shareholders of record as of the close of business on 17 July 2026;

“Registrar”	Computershare Investor Services PLC, the Company’s share registrar;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Scheme”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition which the Company and Buyer agree and which is approved or imposed by the Court;

“Scheme Document”	the scheme circular or other similar document containing the terms of the Scheme and the appropriate explanatory statement in compliance with section 897 of the Companies Act, sent by the Company to Company Shareholders in connection with this Scheme;

“Scheme Meeting”	such meeting(s) of the Scheme Shareholders (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme;

“Scheme Record Time”	6.00 p.m. (UK time) on the Business Day immediately prior to the Effective Date (or such other date and/or time that Buyer and the Company may agree) and the Court may approve or impose;

“Scheme Shareholder”	a holder of Scheme Shares;

“Scheme Shares”	the Company Shares:

(i)	in issue at the date of the Scheme Document;

(ii)	(if any) issued after the date of the Scheme Document but before the Voting Record Time; and

(iii)	(if any) issued at or after the Voting Record Time and before the Scheme Record Time (including, for the avoidance of doubt, any Company Shares issued to satisfy the vesting of awards pursuant to existing incentive arrangements of the Company or any of its affiliates) on terms that the original or any subsequent holders shall be, or shall have agreed in writing by such time to be, bound by this Scheme, in each case remaining in issue at the Scheme Record Time, but not including any Excluded Shares;

“Transaction Agreement”	the transaction agreement between the Company and Buyer, dated July 26, 2026, setting out, inter alia, the proposed terms of the Scheme entered into by the Company and Buyer (as such agreement may be amended from time to time); and

“Voting Record Time”	[●] (UK time) on the date which is two (2) Business Days prior to the Scheme Meeting or if the Scheme Meeting is adjourned, [●] (UK time) on the day which is two (2) Business Days before the day of such adjourned meeting.

All references to clauses or paragraphs are to clauses or paragraphs of this Scheme.

All references to “Dollars” and “$” are to the lawful currency of the United States of America. “£” means the lawful currency of the United Kingdom.

All references to any statutory provision or law or to any order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.

Words importing the singular shall include the plural and vice versa, and words importing the masculine gender shall include the feminine or neutral gender.

A reference to “includes” shall mean “includes without limitation”, and references to “including” and any other similar term shall be interpreted accordingly.

(B)	As at the Latest Practicable Date, the entire issued share capital of the Company consisted of [●] ordinary shares of par value £0.50 each, all of which are credited as fully paid up and [●] of which were held in treasury.

(C)	As at the Latest Practicable Date, Awards to acquire up to [●] Company Shares have been awarded and remain outstanding pursuant to the Company Share Plans and the ESOP holds in aggregate [●] Company Shares that can be used to satisfy outstanding Awards.

(D)	As at the date of the Scheme, neither Buyer nor any member of Buyer’s Group beneficially owns any Company Shares.

(E)	Buyer has agreed to appear by counsel at the hearing to sanction this Scheme and to be bound by, and undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts or things as may be necessary or desirable to be executed or done by or on behalf of Buyer for the purpose of giving effect to this Scheme.

(F)	References to times are to the time in London, United Kingdom.

THE SCHEME

1.	TRANSFER OF SCHEME SHARES

(a)	On and with effect from the Effective Time, Buyer (and/or its nominee(s)) shall acquire all legal and beneficial title to all of the Scheme Shares, fully paid-up, with full title guarantee, free from all Encumbrances (other than transfer restrictions arising under applicable securities laws) and together with all rights as at the Effective Time or thereafter attaching or accruing thereto including, without limitation, the rights to receive and retain in full all dividends and other distributions (if any) announced, authorised, declared, made, becoming payable or paid, or any other return of capital or value (whether by reduction of share capital or share premium account or otherwise) in respect of the Scheme Shares, made by reference to a record date after the Effective Date.

(b)	For such purposes, the Scheme Shares shall be transferred to Buyer (and/or its nominee(s)) and such transfer(s) shall be effected by means of a form or forms of transfer or other instrument(s) of transfer given or executed by any person appointed by Buyer. To give effect to such transfer(s) any person may be appointed by Buyer as attorney and/or agent and/or otherwise on behalf of each Scheme Shareholder, and shall be authorised as such attorney and/or agent and/or otherwise on behalf of each Scheme Shareholder to execute and deliver as transferor one or more form(s) of transfer or other instrument(s) of transfer (whether as a deed or otherwise) of, or otherwise give any instructions to transfer, all of the Scheme Shares and every form of transfer or other instrument of transfer so given or executed shall be as effective as if it or they had been given or executed by the holder or holders of the Scheme Shares thereby transferred. Such forms or instruments of transfer shall be deemed to be the principal instruments of transfer and the equitable or beneficial interest in the Scheme Shares shall only be transferred to Buyer (and/or its nominee(s)), together with the legal interest in such Scheme Shares, pursuant to such forms or instruments of transfer.

(c)	With effect from the Effective Date, each Scheme Shareholder shall cease to have any rights with respect to the Scheme Shares, except the right to receive the Consideration, and Buyer or its agents shall be entitled to direct the exercise of any voting rights and any or all rights and privileges attaching to any Scheme Shares, and each Scheme Shareholder irrevocably:

(i)	appoints Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to exercise or to direct the exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) of: (A) any voting rights attached to its Scheme Shares (including, without limitation, in relation to any proposal to convert the Company to a private limited company); and (B) any or all rights and privileges attaching to its Scheme Shares (including, without limitation, the right to receive any distribution or other benefit accruing or payable in respect thereof and the right to requisition the convening of a general meeting of the Company or any class of its shareholders);

(ii)	appoints Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to sign on behalf of such Scheme Shareholders such documents, and do such things, as may in the opinion of Buyer (and/or its nominee(s)) and/or each of their respective agents and directors (in each case, acting reasonably) be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares, including, without limitation, an authority to sign any consent to short notice of a general or separate class meeting and to execute a form of proxy or other representative or similar document in respect of its Scheme Shares appointing any person nominated by Buyer to attend general and separate class meetings of the Company;

(iii)	authorises Buyer (and/or its nominee(s)) to take such action as Buyer or its nominee(s) sees fit in relation to any dealings with or disposals of its Scheme Shares (or any interest in such Scheme Shares) and authorises the Company and/or its agents to send to Buyer (and/or its nominee(s)) at Buyer’s registered office any notice, circular, warrant or other document or communication which may be required to be sent to it as a member of the Company; and

(iv)	undertakes not to, without the consent of Buyer: (A) exercise any vote or any other rights or privileges attaching to the relevant Scheme Shares; or (B) appoint a proxy or representative for, or to attend, any general meeting or separate class meeting of the Company, such that from the Effective Time, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Scheme Shares or any other rights or privileges attaching to the Scheme Shares.

(d)	The authorities granted by each Scheme Shareholder pursuant to clauses 1(b) and 1(c) shall be treated for all purposes as having been granted by deed.

2.	CONSIDERATION FOR THE TRANSFER OF SCHEME SHARES

(a)	In consideration of the transfer of Scheme Shares to Buyer and/or its nominee(s) as provided in clauses 1(a) and 1(b), Buyer shall pay or procure that there shall be paid, to or for the account of each Scheme Shareholder (as appearing in the register of members of the Company at the Scheme Record Time):

for each Scheme Share          $17.37 in cash

(b)	If any dividend, distribution and/or return of capital is announced, declared, made or paid in respect of any Scheme Share on or after July 26, 2026 and prior to the Effective Date, other than the Permitted Dividend, Buyer shall be entitled to reduce the amount of the Consideration payable for each Scheme Share by the amount of all or part of any such dividend, distribution or return of capital.

(c)	If Buyer exercises the right referred to in clause 2(b) to reduce the consideration payable by Buyer for each Scheme Share by all or part of the amount of a dividend, distribution or return of capital, then:

(i)	the relevant Scheme Shareholders at the relevant Scheme Record Time shall be entitled to receive and retain that dividend and/or distribution and/or return of capital (or relevant part of it) in respect of the Scheme Shares they held at such Scheme Record Time, provided that if any Scheme Shareholder shall not be entitled to such dividend, distribution or return of capital in respect of their Scheme Shares, then Buyer shall pay the full amount of Consideration payable to such Scheme Shareholder pursuant to clause 2(a);

(ii)	any reference in this Scheme to the Consideration payable under this Scheme shall be deemed a reference to the Consideration as so reduced; and

(iii)	the exercise of such right shall not be regarded as constituting any revision or variation of the terms of this Scheme. To the extent any such dividend, distribution and/or return of capital is transferred to Buyer on a basis which entitles Buyer to receive and retain it, or is cancelled, the Consideration shall not be reduced in accordance with this clause.

3.	SETTLEMENT

(a)	Prior to the Effective Time, Buyer shall (A) select a nationally recognised bank or trust company reasonably acceptable to the Company to act as exchange agent for the payment of the Consideration (the “Exchange Agent”) and (B) enter into an exchange agent agreement (“Exchange Agent Agreement”), in form and substance reasonably acceptable to the Company, with such Exchange Agent.

(b)	On or prior to the Effective Date, Buyer shall deposit (or cause to be deposited) with the Exchange Agent, for the benefit of the Scheme Shareholders, cash in an amount equal to the aggregate Consideration. All cash deposited with the Exchange Agent pursuant to this clause 3(b) shall hereinafter be referred to as the “Exchange Fund”.

(c)	In respect of the settlement of the Consideration pursuant to this clause 3, Buyer shall cause the Exchange Agent to, as soon as practicable after the Effective Time:

(i)	dispatch or procure to be dispatched to each holder of record of Company Ordinary Shares a letter of transmittal, which shall be in such form and have such other provisions as Buyer and the Exchange Agent may reasonably specify in accordance with the provisions of clause 3(e), provided that the Exchange Agent Agreement shall require that each holder of Company Shares that have been converted into the right to receive the Consideration shall be entitled to receive the aggregate Consideration payable to that person pursuant to clause 2(a), in respect of: (x) the Scheme Shares which at the Scheme Record Time are in certificated form, as soon as practicable following delivery to the Exchange Agent any and all outstanding certificates and of a duly completed and validly executed letter of transmittal; and (y) Book-Entry Shares within two (2) Business Days of receipt by the Exchange Agent of an “agent’s message” and, in each case, delivery to the Exchange Agent of such other documents as may be reasonably requested by the Exchange Agent, provided that payments due from Buyer to each Scheme Shareholder shall be made in accordance with the Exchange Agent’s customary practices and the Exchange Agent Agreement (including in respect of payments to any Scheme Shareholder who is recorded by the Registrar as “gone away”), and the right of Buyer to agree with any Scheme Shareholder to facilitate electronic payment of the consideration due to such Scheme Shareholder in lieu of a cheque; and

(ii)	in the case of Scheme Shares issued or transferred pursuant to the Company Share Plans after the making of the Court Order and prior to the Scheme Record Time, pay, or procure the payment of, the amount due in respect of such Scheme Shares to the relevant employer by such method as may be agreed with the Company, and the Company shall then procure that payments are made to the relevant Scheme Shareholders via payroll (or in the case of Scheme Shareholders who are no longer employed by the Company or its subsidiaries, into such account as they may specify) as soon as practicable, subject to the deduction of any applicable income taxes, national insurance or social security contributions or any other required withholding in any relevant jurisdiction (for the avoidance of doubt, the payment of the Consideration to the relevant Scheme Shareholder through payroll pursuant to this clause 3(c)(ii) shall be effected reasonably promptly after the Effective Date but is not required to be effected within three (3) Business Days of the Effective Date).

(d)	Any portion of the Exchange Fund which has not been transferred to the Scheme Shareholder to which it is due within twelve (12) months of the Effective Date shall be delivered to Buyer or its designee(s) as soon as practicable after such twelve (12) month period expires to be held by Buyer or such person as Buyer may nominate on behalf of such Scheme Shareholders (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders). The Exchange Agent or such other person as Buyer may nominate shall (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders) hold the consideration due to such Scheme Shareholders for a period of 12 years from the Effective Date, in a separate, interest-bearing UK bank account established solely for that purpose, and such Scheme Shareholders may (subject to the legal requirements of any such jurisdiction relevant to such Scheme Shareholders) claim the consideration due to them (excluding any interest accrued on such consideration) by written notice to Buyer in a form which Buyer determines evidences their entitlement to such consideration at any time during the period of 12 years from the Effective Date. None of Buyer, the Company or the Exchange Agent or any of their respective affiliates or representatives or agents shall be liable to any Person in respect of any Consideration (or dividends or distributions with respect thereto) from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

(e)	All deliveries of notices, certificates, statements of entitlement, letters of transmittal and/or cheques required to be made under this Scheme shall be made by or on behalf of the Exchange Agent as provided for or in connection with the Transaction Agreement, to the address appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(f)	All payments made in cash or by cheque shall be in Dollars and shall be made payable to the Scheme Shareholder concerned, or in the case of joint holders, to that joint holder whose name stands first in the register of members of the Company in respect of such joint holding at the Scheme Record Time by cheque or as the Exchange Agent shall otherwise determine and the encashment of any such cheque shall be a complete discharge to Buyer for the moneys represented thereby.

(g)	None of the Company, Buyer or their respective agents or nominees shall be responsible for any loss or delay in the transmission of the statements of entitlement or cheques sent to Scheme Shareholders in accordance with this clause 3, which shall be posted at the risk of the Scheme Shareholder concerned.

(h)	The preceding paragraphs of this clause 3 shall take effect subject to any prohibition or condition imposed by law.

4.	CERTIFICATES IN RESPECT OF SCHEME SHARES

(a)	With effect from and including the Effective Time:

(i)	all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder thereof shall be bound to deliver up such certificate(s) to the Exchange Agent;

(ii)	in the event that any certificate(s) representing Scheme Shares have been lost, stolen or destroyed, the Exchange Agent shall pay in exchange for such lost, stolen or destroyed certificate(s), upon the making of an affidavit of that fact by the holder thereof, the Consideration payable in respect thereof pursuant to clause 2(a); provided that Buyer may, in its discretion and as a condition precedent to such payment, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such reasonable and customary amount as Buyer may direct as indemnity against any claim that may be made against Buyer, its subsidiaries or the Exchange Agent with respect to the certificate alleged to have been lost, stolen or destroyed; and

(iii)	subject to the completion, delivery and, if applicable, stamping of any transfers, forms or instruments of transfer as may be required in accordance with clause 1(b) and the payment of any stamp duty thereon, the Company shall make, or procure to be made, the appropriate entries in the register of members of the Company to reflect the transfer of the Scheme Shares to Buyer and/or its nominees in accordance with clause 1.

5.	MANDATES

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Time, cease to be valid.

6.	EFFECTIVE TIME

(a)	This Scheme shall become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration (the “Effective Time”).

(b)	Unless this Scheme has become effective on or before February 26, 2027 or such later date, if any, as the Company and Buyer may agree and the Court may allow, this Scheme shall never become effective.

7.	MODIFICATION

The Company and Buyer may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may approve or impose. For the avoidance of doubt, no modification may be made to the Scheme under this clause 7 once the Scheme has taken effect.

8.	GOVERNING LAW

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English courts.

Dated: [●] 2026

Annex A

TRANSACTION AGREEMENT

by and between

LUXFER HOLDINGS PLC

and

DOUBLE EAGLE ACQUISITION BUYER, INC.

July 26, 2026

A-ii

A-iii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of July 26, 2026, is by and between Double Eagle Acquisition Buyer, Inc., a Delaware corporation (“Buyer”), and Luxfer Holdings PLC, a public limited company registered in England and Wales (the “Company” and, together with Buyer, the “Parties”).

WHEREAS, the Parties intend that the Company Ordinary Shares be acquired by Buyer on the terms and subject to the conditions set out in this Agreement with the effect that Buyer will acquire the entire issued share capital of the Company (the “Transaction”), pursuant to the Scheme of Arrangement;

WHEREAS, the Company Board has, by resolutions duly adopted unanimously by the directors in attendance at a meeting of the directors of the Company duly called and held, (i) determined that this Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby, including the Transaction, are fair to and in the best interests of the Company and the Company Shareholders as a whole, and declared it advisable to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction and the Scheme of Arrangement on the terms and subject to the conditions set forth herein, (iii) determined that an application be made to the Court to seek directions relating to the Scheme of Arrangement and (iv) resolved to recommend the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolutions by the Company Shareholders;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to each Party’s willingness to enter into this Agreement, (i) Wynnchurch Capital Partners VI, L.P. (the “Equity Investor”) is entering into an equity financing commitment letter in favor of Buyer (the “Equity Commitment Letter”), pursuant to which the Equity Investor has committed, subject to the terms and conditions therein, to invest, directly or indirectly, in Buyer the amounts set forth therein, and (ii) Wynnchurch Capital Partners VI, L.P. (the “Guarantor”) is entering into a guarantee in favor of the Company (the “Guarantee”) with respect to certain obligations of Buyer under this Agreement in an aggregate amount up to the maximum amount of the Buyer Liability Limit, subject to the terms and conditions therein;

WHEREAS, the board of directors of Buyer has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to Buyer’s willingness to enter into this Agreement, certain of the Company Shareholders, solely in their capacity as Company Shareholders, have entered into a support agreement with Buyer (collectively, the “Voting Agreements”), pursuant to which, among other things, such Company Shareholders have agreed to vote their Company Ordinary Shares in favor of the Scheme of Arrangement at the Scheme Meeting and the Company Shareholder Resolutions at the Company GM, subject to the terms and conditions therein, and

WHEREAS, the Company and Buyer desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Company and Buyer agree as follows:

Article 1
THE TRANSACTION

Section 1.01 The Transaction. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Laws of England and Wales, the Companies Act, and the terms of the Scheme of Arrangement: (i) all of the Company Ordinary Shares then outstanding shall be transferred from the Company Shareholders to Buyer (or an Affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement); and (ii) the Company Shareholders shall be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $17.37 per Company Ordinary Share that is outstanding immediately prior to the Effective Time (the “Consideration”). No interest shall accumulate on any cash payable in connection with the Transaction except in accordance with the terms of the Scheme of Arrangement.

Section 1.02 Closing. The closing of the Transaction (the “Closing”) shall take place on a date to be agreed upon by Buyer and the Company that is no later than the third (3rd) Business Day or, if earlier, the End Date, following the date on which the satisfaction or waiver (to the extent permitted hereunder) of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) occurs, or at such other place, date and time as the Company and Buyer may agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.” The Closing shall be deemed to have occurred as of 12:01 a.m., Eastern Time on the Closing Date. To the extent that documents and signatures are required to be executed or provided at closing, such matters shall be dealt with by way of a virtual closing through electronic exchange of documents and signatures.

Section 1.03 Effective Time. On the Closing Date, the Scheme of Arrangement shall become effective at such time as an order of the High Court of Justice in England and Wales (the “Court”) sanctioning the Scheme of Arrangement (such order, the “Court Order”) has been delivered to the Registrar of Companies in England and Wales (such date and time is hereinafter referred to as the “Effective Time”).

Article 2
TRANSFER OF COMPANY ORDINARY SHARES; EXCHANGE PROCEDURES

Section 2.01 Transfer of Company Ordinary Shares. At the Effective Time, all Company Ordinary Shares then outstanding shall be transferred from the Company Shareholders in accordance with the provisions of the Scheme of Arrangement, Section 1.01, this Section 2.01 and Section 2.02, and the Company Shareholders shall cease to have any rights with respect to the Company Ordinary Shares, except their rights under the Scheme of Arrangement, including the right to receive the Consideration. As soon as practicable following the Effective Time (subject to any mandatory stamping of relevant instruments of transfer for the Company Ordinary Shares), the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Ordinary Shares to Buyer (or an Affiliate of Buyer designated by Buyer prior to the filing of the Scheme of Arrangement with the Court), following which the Company shall be a wholly owned subsidiary of Buyer or such Affiliate of Buyer.

Section 2.02 Exchange Procedures.

(a)

(i) Prior to the Closing, Buyer shall (A) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as exchange agent for the payment of the Consideration (“Exchange Agent”) and (B) enter into an agreement with the Exchange Agent (the “Exchange Agent Agreement”), in form and substance reasonably acceptable to the Company, with such Exchange Agent. On the Closing Date, Buyer shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Company Shareholders, cash in an amount equal to the aggregate Consideration. All cash deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Exchange Fund”.

(ii) As promptly as reasonably practicable after the Effective Time, and in any event within three (3) Business Days after the Effective Time, Buyer shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Company Ordinary Shares (the “Certificates”) or non-certificated Company Ordinary Shares represented by book-entry (the “Book-Entry Shares”) that is entitled to receive the Consideration pursuant to Section 1.01 a letter of transmittal, which shall be in such form and have such other provisions as Buyer and the Exchange Agent may reasonably specify. The Exchange Agent Agreement shall require that each holder of Company Ordinary Shares that have been converted into the right to receive the Consideration shall be entitled to receive the Consideration in respect of the Company Ordinary Shares represented by a Certificate, within two (2) Business Days following delivery to the Exchange Agent of a duly completed and validly executed letter of transmittal, or receipt of an “agent’s message” by the Exchange Agent in the case of Book-Entry Shares, and, in each case, delivery to the Exchange Agent of such other documents as may be reasonably requested by the Exchange Agent. The Exchange Agent shall accept such letters of transmittal, “agent’s message” with respect to Book-Entry Shares or other documents upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect orderly payments of the Consideration in accordance with normal exchange practices. If payment of the Consideration is to be made to a person other than the person in whose name the Certificate is registered, it shall be a condition precedent to payment that the person requesting such payment shall have paid (and provided all requested documentation thereof) any transfer, stamp and other similar Taxes required by reason of the payment of the Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of Buyer and the Exchange Agent that such Tax either has been paid or is not required to be paid. Payment of the Consideration with respect to Book-Entry Shares shall only be made to the person in whose name such Book-Entry Shares are registered. Each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Consideration as contemplated by this Article 2, without interest thereon. Any portion of the Exchange Fund which has not been transferred to the holders of Company Ordinary Shares within twelve (12) months of the Effective Time shall be delivered to Buyer or its designee(s) promptly upon request by Buyer, it being understood that no such delivery shall affect any legal right that a Company Shareholder may have to receive the Consideration. None of Buyer, the Company or the Exchange Agent or any of their respective Affiliates or Representatives or agents shall be liable to any Person in respect of any Consideration (or dividends or distributions with respect thereto) from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(b) At the Effective Time, the share transfer books of the Company shall be closed and thereafter (other than to record the transfer of Company Ordinary Shares to Buyer or its designate in accordance with this Agreement) there shall be no further registration of transfers of Company Ordinary Shares on the records of the Company until the Company Ordinary Shares have been transferred to Buyer on the terms of the Scheme of Arrangement. From and after the Effective Time, the holders of Certificates or Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to the Company Ordinary Shares formerly represented thereby except as otherwise provided for herein. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Buyer, the Company or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Agreement.

(c) In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof (such affidavit to be in a form reasonably satisfactory to Buyer and the Exchange Agent), the Consideration payable in respect thereof pursuant to Section 1.01; provided, however, that Buyer may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such reasonable and customary amount as Buyer may direct as indemnity against any claim that may be made against Buyer and its Subsidiaries or the Exchange Agent with respect to the Certificate alleged to have been lost, stolen or destroyed.

Section 2.03 Company Equity Awards; Company ESPP; Company SIP.

(a) Company LTIP; Company EIP. No later than immediately prior to the Effective Time, the Company Board or the applicable committee thereof shall take all actions reasonable, necessary or advisable to cause the following to occur as of the Effective Time, contingent upon the occurrence of the Effective Time:

(i) Each option to acquire Company Ordinary Shares granted pursuant to the Company LTIP set forth in Section 3.05(b)(i) of the Company Disclosure Schedule that is outstanding and unexercised immediately prior to the Effective Time (each, a “Company Share Option”), whether vested or unvested, that is subject to only time-based vesting conditions shall (x) become fully vested (to the extent unvested) and (y) be cancelled and converted into the right to receive an amount in cash equal to the sum of (A) the product of (I) the excess, if any, of the Consideration, over the applicable exercise price per Company Ordinary Share of such Company Share Option, multiplied by (II) the total number of Company Ordinary Shares subject to such Company Share Option immediately prior to the Effective Time and (B) any accrued but unpaid dividend equivalent payments granted in tandem with such Company Share Option (without interest) (such amounts, collectively, the “Time-Based Option Cash Amounts”), subject to any applicable Tax withholding.

(ii) Each Company Share Option underlying a Company PSU Award, whether vested or unvested, that is subject to performance-based vesting conditions shall (x) to the extent then unvested, become vested to the extent the performance conditions applicable to such Company Share Option, as determined reasonably and in good faith by the Company Board or the applicable committee, are achieved based on actual performance results achieved as of the Closing Date, with the number of Company Ordinary Shares deemed vested in accordance with the foregoing then multiplied by a fraction, (I) the numerator of which is the number of days during the applicable performance period that have elapsed prior to and including the Closing Date and (II) the denominator of which is the total number of days in such performance period, rounded down to the nearest whole number of shares (such resulting number of shares, the “Earned Shares”), and (y) be cancelled and converted into the right to receive an amount in cash equal to the sum of (A) the product of (I) the excess, if any, of the Consideration, over the applicable exercise price per Company Ordinary Share of such Company Share Option, multiplied by (II) the total number of Earned Shares and (B) any accrued but unpaid dividend equivalent payments granted in tandem with such Company Share Option (without interest) (such amounts, collectively with the Time-Based Option Cash Amounts, the “Option Cash Amounts”), subject to any applicable Tax withholding. For the avoidance of doubt, each Company Share Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time and has a per-share exercise price that is greater than the Consideration shall be cancelled as of the Effective Time for no consideration.

(iii) Each award of restricted share units (“RSUs”) in respect of Company Ordinary Shares granted pursuant to the Company LTIP or the Company EIP set forth in Section 3.05(b)(ii) of the Company Disclosure Schedule that is outstanding immediately prior to the Effective Time that is subject to only time-based vesting conditions (each, a “Company RSU Award”) shall (x) become fully vested and (y) be cancelled and converted into the right to receive an amount in cash equal to the sum of (A) the product of (I) the Consideration multiplied by (II) the number of Company Ordinary Shares subject to such Company RSU Award immediately prior to the Effective Time and (B) any accrued but unpaid dividend equivalent payments granted in tandem with such Company RSU Award (without interest) (such payments, collectively, the “RSU Award Payments”), subject to any applicable Tax withholding.

(iv) Each award of RSUs granted pursuant to the Company LTIP set forth in Section 3.05(b)(iii) of the Company Disclosure Schedule that is outstanding immediately prior to the Effective Time and is subject to performance-based vesting conditions (each, a “Company PSU Award” and, together with the Company Share Options and Company RSU Awards, the “Company Equity Awards”) shall (x) become fully vested based on performance conditions applicable to such Company PSU Award measured based on actual performance results achieved as of the Closing Date, as determined reasonably and in good faith by the Company Board or the applicable committee, with the number of Company Ordinary Shares deemed earned in accordance with the foregoing then multiplied by a fraction, (I) the numerator of which is the number of days during the applicable performance period that have elapsed prior to and including the Closing Date and (II) the denominator of which is the total number of days in such performance period, rounded down to the nearest whole number of shares (such resulting number of shares, the “Earned RSUs”), and (y) be cancelled and converted into the right to receive an amount in cash equal to the sum of (A) the product of (I) the Consideration multiplied by (II) the number of Earned RSUs and (B) any accrued but unpaid dividend equivalent payments granted in tandem with such Company PSU Award (without interest) (such payments, collectively, the “PSU Award Payments”), subject to any applicable Tax withholding.

(b) Following the Effective Time, the Company shall pay the holders of Company Equity Awards, in each case with respect to holders who are current or former employees of the Company or any of its Subsidiaries through the Company’s payroll system in order to effectuate all applicable Tax withholding obligations on such payments, the cash payments described in Section 2.03(a), on or as soon as reasonably practicable after the Closing Date, but in any event within ten (10) Business Days thereafter; provided, however, that in the case of any such amounts that constitute non-qualified deferred compensation under Section 409A of the Code, the Company shall pay such amounts at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a Tax or penalty under Section 409A of the Code.

(c) As soon as practicable following the date hereof (but in any event no later than fifteen (15) calendar days following the date hereof), the Company shall take all actions with respect to the Company ESPP to provide that (i) with respect to any offering periods in effect as of the date hereof under the Company ESPP (the “Current ESPP Offering Period”), (A) no employee who is not a participant in the Company ESPP, as of the date hereof may become a participant in the Company ESPP, and (B) no participant in the Company ESPP as of the date hereof may increase his or her rate of payroll deductions or contributions under the Company ESPP from the rate in effect as of the date hereof or make separate nonpayroll contributions on or following the date hereof, (ii) subject to the consummation of the transactions contemplated by this Agreement, the Company ESPP shall terminate immediately prior to the Effective Time, (iii) if the Current ESPP Offering Period terminates prior to the Effective Time, then the Company ESPP shall be suspended and no new offering period shall be commenced under the Company ESPP prior to the termination of this Agreement, (iv) if the Current ESPP Offering Period is still in effect at the Effective Time, then the last day of such Current ESPP Offering Period shall be accelerated to a date before the Closing Date as specified by the Company Board or its designated committee in consultation with Buyer and in accordance with the terms of the Company ESPP, and (v) any Company Ordinary Shares purchased by or otherwise issued to participants in the Company ESPP pursuant to the accelerated offering period under this Section 2.03(c) shall be treated as Company Ordinary Shares issued and outstanding immediately prior to the Effective Time for purposes of Section 2.01.

(d) As soon as practicable following the date hereof, the Company shall take all actions with respect to the Company SIP to provide that (i) no employee who is not a participant in the Company SIP as of the date hereof may become a participant in the Company SIP, (ii) no participant in the Company SIP as of the date hereof may increase his or her rate of payroll deductions or contributions under the Company SIP from the rate in effect as of the date hereof, (iii) the Company shall seek the consent of the trustee of the Company SIP (the “SIP Trustee”) to terminate the Company SIP with effect immediately prior to the Effective Time without a clear 14 days’ notice of the actual date of the Effective Time (the “SIP Trustee Consent”), and (iv) (x) if the SIP Trustee Consent is received, then with respect to any accumulation periods in effect as of the date hereof as defined in the Company SIP (the “Current SIP Accumulation Period”), and subject to the consummation of the transactions contemplated by this Agreement, (A) if the Current SIP Accumulation Period terminates prior to the Effective Time, then the Company SIP shall be suspended and no new accumulation period shall be commenced under the Company SIP prior to the termination of this Agreement, and (B) if the Current SIP Accumulation Period is still in effect at the Effective Time, the Company SIP shall be terminated immediately prior to the Effective Time (thereby terminating the Current SIP Accumulation Period), and any payroll deductions or contributions under the Company SIP taken in during the Current SIP Accumulation Period shall be returned subject to any withholding as required to each participant in accordance with the Company SIP, or (y) if the SIP Trustee Consent is not received then, with respect to the Current SIP Accumulation Period, and subject to the consummation of the transactions contemplated by this Agreement, (I) if the Current SIP Accumulation Period terminates prior to the Effective Time, then the Company SIP shall be suspended and no new accumulation period shall be commenced under the Company SIP prior to the termination of this Agreement, (II) if the Current SIP Accumulation Period is still to be in effect at the Effective Time, then the Company SIP shall be suspended with effect from a date before the Closing Date as specified by the Company Board in consultation with Buyer in accordance with the terms of the Company SIP and participants shall be permitted to use any payroll deductions or contributions under the Company SIP taken in during the Current SIP Accumulation Period to acquire Company Ordinary Shares, and (III) the Company SIP shall be terminated as soon as practicable after the Effective Time.

(e) Prior to the Effective Time, the Company Board or any authorized committee thereof shall adopt such resolutions as may reasonably be appropriate or required in its discretion to effectuate the actions contemplated by this Section 2.03.

Section 2.04 Company and Buyer Actions Prior to and at Closing.

(a) On or prior to the Closing Date, the Company shall procure that a meeting of the Company Board (or a duly authorized committee thereof) is held at which resolutions are passed (conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales and effective as of the Effective Time) approving:

(i) the transfer to Buyer of the Company Ordinary Shares provided to be transferred on the terms of the Scheme of Arrangement and the registration as a member of such person(s) in accordance with the Scheme of Arrangement in respect of such Company Ordinary Shares;

(ii) the removal or resignation of such directors of the Company as Buyer shall determine from (A) the Company Board and (B) the boards of directors of any of the Company’s Subsidiaries on which any such director also sits;

(iii) the removal or resignation of the company secretary and/or corporate administrator to the Company (as Buyer shall determine); and

(iv) the appointment of such persons as Buyer shall determine as the directors of the Company (and, if required by Buyer, as company secretary), in each case, provided that Buyer provides written notice to the Company identifying the persons who are to resign or be appointed not less than five (5) Business Days prior to Closing.

(b) On or prior to the Closing Date, Buyer shall procure that a meeting of the Board of Directors or equivalent governing body (or a duly authorized committee thereof) of Buyer is held at which resolutions are passed (conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales and effective as of the Effective Time) approving the payment of the Consideration to the Exchange Agent, for the benefit of the Company Shareholders.

(c) On the Closing Date, the Company shall:

(i) deliver the Court Order to the Registrar of Companies in England and Wales with a copy to Buyer;

(ii) deliver to Buyer a certified copy of the resolutions referred to in Section 2.04(a);

(iii) deliver to Buyer a letter of resignation (or evidence of removal) in form and substance reasonably satisfactory to Buyer from each director who resigns (or is removed) in accordance with Section 2.04(a)(ii);

(iv) deliver to Buyer a letter of resignation (or evidence of removal) from each relevant person who resigns (or is removed) in form and substance reasonably satisfactory to Buyer in accordance with Section 2.04(a)(iii); and

(v) deliver to Buyer all Certificates received by the Company in respect of the Company Ordinary Shares (if any) transferred to Buyer in accordance with the Scheme of Arrangement; provided that to the extent any such Certificates are received by the Company after the Closing Date, delivery to Buyer shall be made as promptly as reasonably practicable thereafter.

Section 2.05 Withholding Rights. Notwithstanding anything herein to the contrary, each of the Exchange Agent, Buyer, the Company and any other applicable withholding agent shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any Applicable Law. The applicable withholding agent shall provide written notice to the applicable payee at least seven (7) Business Days prior to any such deduction or withholding, and provide such payee with a reasonable opportunity to provide any certificates, forms or other documentation to reduce or eliminate such deduction or withholding. To the extent that amounts are so deducted or withheld by an applicable withholding agent and timely remitted by such withholding agent to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by such withholding agent.

Section 2.06 Further Assurances. If at any time before or after the Effective Time, Buyer or the Company reasonably believes that any further instruments, deeds, documents, conveyances or assignments are reasonably necessary to consummate the Transaction, then Buyer and the Company and their respective officers and directors shall execute and deliver all such proper instruments, deeds or assignments reasonably necessary to consummate the Transaction and to carry out the intent and purposes of this Agreement.

Article 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in (a) any form, document or report publicly filed with or publicly furnished to the SEC by the Company (including any documents incorporated by reference therein) since January 1, 2024 and at least one (1) Business Day prior to the date of this Agreement (excluding statements in any “Forward-Looking Statements” or “Risk Factors” sections or any other disclosures contained therein to the extent that such statements are cautionary, predictive or forward-looking in nature but, for the purpose of clarification, including and giving effect to any factual or historical statements included in any such statements), which are deemed to have been Made Available to Buyer (“Recent SEC Reports”); provided that nothing disclosed in the Recent SEC Reports will be deemed to modify or qualify the representations and warranties set forth in Section 3.05, Section 3.09(a), and Section 3.25, or (b) as set forth in the Company Disclosure Schedule (it being acknowledged and agreed that (i) disclosure of any item in any section or subsection of the Company Disclosure Schedule, whether or not an explicit cross reference appears, shall be deemed disclosed with respect to any other section or subsection to which the relevance of such item is reasonably apparent on the face of such disclosure, and (ii) the mere inclusion of an item in the Company Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item is material or constitutes a Company Material Adverse Effect or that the inclusion of such item in the Company Disclosure Schedule is required), the Company hereby represents and warrants to Buyer as follows:

Section 3.01 Corporate Existence and Power. The Company is a public limited company duly incorporated, validly existing and in good standing under the Laws of England and Wales and has all corporate powers required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has Made Available to Buyer complete and correct copies of the Company’s memorandum and articles of association, as amended (the “Company Articles of Association”). The Company Articles of Association are in full force and effect and the Company is not in violation of the Company Articles of Association in any material respect.

Section 3.02 Corporate Authorization.

(a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and each other document to be entered into by the Company in connection with the transactions contemplated hereby (together with this Agreement, the “Company Transaction Documents”) and, subject to Section 3.03, upon receipt of the Company Shareholder Approval and the Court Order, will have the requisite corporate power and authority to consummate the transactions contemplated hereby and thereby, including the Transaction. The execution, delivery and performance of this Agreement and the other Company Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company Board and, except for the Company Shareholder Approval and the filing of the required documents and other actions in connection with the Scheme of Arrangement with, and subject to receipt of the required sanctioning of the Scheme of Arrangement by, the Court, no other corporate action on the part of the Company or vote of the Company Shareholders is necessary to authorize the execution and delivery by the Company of this Agreement and the other Company Transaction Documents and the consummation of the Transaction. Each of the Company Transaction Documents has been duly and validly executed and delivered by the Company and, assuming each such Company Transaction Document has been duly authorized, executed and delivered by each other counterparty thereto, each of the Company Transaction Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be subject to (A) the effect of bankruptcy, insolvency, reorganization, receivership, administration, arrangement, moratorium or other Laws affecting or relating to creditors’ rights generally or (B) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law (the “Enforceability Exceptions”).

(b) The Company Board has, by resolutions duly adopted unanimously by the directors in attendance at a meeting of the directors of the Company duly called and held, (i) approved and declared this Agreement, and the transactions contemplated hereby, including the Transaction, the Scheme of Arrangement and the other transactions contemplated hereby fair to and in the best interests of the Company and the Company Shareholders as a whole, (ii) declared that it is advisable and in the best interests of the Company Shareholders that the Company enter into this Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated hereby and thereby, on the terms and subject to the conditions set forth herein, and (iii) directed that an application be made to the Court to seek directions relating to the Scheme of Arrangement. The Company Board has further resolved that it will, subject to the terms and conditions of this Agreement, recommend that the Company Shareholders vote in favor of all of the resolutions comprising the Company Shareholder Approval at a duly held meeting of such shareholders for such purposes (such recommendation referred to herein as the “Company Recommendation”).

Section 3.03 Governmental Authorization. Other than in connection with or in compliance with (i) the Companies Act, (ii) the U.S. Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder (the “Exchange Act”), (iii) the U.S. Securities Act of 1933, and the rules and regulations promulgated thereunder (the “Securities Act”), (iv) the rules and regulations of The New York Stock Exchange (“NYSE”), (v) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), and (vi) the Foreign Investment Laws, and, subject to the accuracy of the representations and warranties of Buyer in Section 4.03, no authorization, consent, Order, license, permit or approval of, or registration, declaration, notice or filing with, or notice to, any Governmental Authority is necessary, under Applicable Law, for the execution, delivery and performance of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for such authorizations, consents, Orders, licenses, permits, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.04 Non-contravention. The execution, delivery and performance by the Company of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, cancellation, material modification, or acceleration of any right or obligation, under any Material Contract or result in the creation of any liens, licenses, sublicenses, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind (each, a “Lien”) (other than Permitted Liens and any Liens created in connection with any action taken by Buyer or its Affiliates) upon any of the properties or assets of the Company or any of its Subsidiaries, (ii) conflict with or result in any violation of any provision of the Company Articles of Association or the organizational documents of the Company’s Subsidiaries or (iii) assuming compliance with the matters referred to in Section 3.03, conflict with or violate any Applicable Law, except in each case of clauses (i) through (iii) for such violations, defaults, terminations, cancellations, modifications, accelerations, conflicts, or Liens as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.05 Capitalization.

(a) At the close of business on July 22, 2026 (the “Capitalization Date”): (A) 28,944,000 ordinary shares with a par value of £0.50 per share, of the Company (the “Company Ordinary Shares”), were issued and outstanding; (B) Company Share Options to purchase an aggregate of 239,267 Company Ordinary Shares were issued and outstanding; (C) an aggregate of 270,659 Company Ordinary Shares were subject to outstanding Company RSU Awards; (D) an aggregate of 371,519 Company Ordinary Shares were subject to outstanding Company PSU Awards (of which 302,742 underlie RSUs and 68,777 underlie performance-based Company Share Options) (assuming any applicable performance goals were achieved at the maximum level of performance); and (E) an aggregate of 1,950,796 Company Ordinary Shares were held in the treasury of the Company. Since the Capitalization Date, the Company has not issued any securities (including derivative or convertible securities) except for (A) Company Ordinary Shares issued upon exercise or settlement of Company Share Options or Company RSU Awards or Company PSU Awards or (B) pursuant to the terms of any Company Employee Plan in accordance with Section 5.01(b).

(b) Section 3.05(b) of the Company Disclosure Schedule sets forth, as of the close of business on the Capitalization Date, a complete and correct list of (i) all outstanding Company Share Options, including the number of Company Ordinary Shares subject to such award, the name of the holder, the grant date, the vesting schedule, the exercise or purchase price per Company Ordinary Share of each such Company Share Option, and any dividends or dividend equivalent payments granted in tandem with such Company Share Option, (ii) all outstanding Company RSU Awards, including the name of the holder, the grant date, the vesting schedule, the number of Company Ordinary Shares subject to each Company RSU Award, and any dividends or dividend equivalent payments granted in tandem with such Company RSU Award, and (iii) all outstanding Company PSU Awards, including the name of the holder, the grant date, the vesting schedule, the number of Company Ordinary Shares subject to each Company PSU Award (assuming any applicable performance goals were achieved at the maximum level of performance).

(c) Except as set forth in this Section 3.05 and for changes since the Capitalization Date resulting from (x) the exercise or settlement of Company Equity Awards outstanding on such date or granted thereafter as permitted under Section 5.01(b)(iv), or (y) the purchase of Company Ordinary Shares under the Company ESPP and the Company SIP, as permitted hereunder, there are no outstanding (i) capital shares or voting securities (including voting debt) of the Company or any of its Subsidiaries (whether Company Ordinary Shares or otherwise), (ii) securities of the Company or any of its Subsidiaries convertible into or exchangeable for capital shares or voting securities (including voting debt) of the Company or any of its Subsidiaries, (iii) options, warrants, other equity or equity-based rights or other rights or arrangements to acquire from the Company or any of its Subsidiaries, or other obligations or commitments of the Company or any of its Subsidiaries to issue, any share capital or other voting securities (including voting debt) or ownership interests in, or any securities convertible into or exchangeable for, share capital or other voting securities (including voting debt) or ownership interests in, the Company or any of its Subsidiaries, (iv) restricted shares, share appreciation rights, performance shares, contingent value rights, “phantom” shares or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any share capital of, or other voting securities (including voting debt) or ownership interests in, the Company or any of its Subsidiaries (the items in clauses (i)-(iv), whether in reference to the Company or any of its Subsidiaries, being referred to collectively as the “Company Securities”), (v) voting trusts, proxies or other similar agreements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of any share capital of the Company or any of its Subsidiaries or (vi) contractual obligations or commitments of any character restricting the transfer of, or requiring the registration for sale of, any share capital of the Company or any of its Subsidiaries. There are no outstanding obligations or commitments of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. All Company Share Options, Company RSU Awards, Company PSU Awards, and rights under the Company ESPP may, by their terms, be treated in accordance with Section 2.03. No Subsidiary of the Company owns any Company Securities (other than an ownership interest in any other Subsidiary of the Company). As of the date hereof, there are no accrued but unpaid dividends or dividend equivalent rights with respect to the Company Securities, other than the Company Equity Awards.

(d) All outstanding Company Ordinary Shares have been, and all shares that may be issued pursuant to any Company Share Plan or the Company ESPP or the Company SIP as permitted under Section 5.01(b)(iv) will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are (or, in the case of Company Ordinary Shares that have not yet been issued, will be) fully paid, nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, anti-dilutive right or any similar right pursuant to any provision of Applicable Law or any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound. None of the outstanding Company Ordinary Shares have been issued in violation of any foreign, federal or state securities laws.

Section 3.06 Subsidiaries.

(a) Section 3.06(a) of the Company Disclosure Schedule lists each of the Company’s Subsidiaries. Neither the Company nor any of its Subsidiaries owns, directly or indirectly, any share capital or voting securities of, or other equity interests in, or has any direct or indirect equity participation or similar interest in, or any interest convertible into or exchangeable or exercisable for, any share capital or voting securities of, or other equity interest in, any other Person.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Subsidiary of the Company: (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize that concept) under the laws of its respective jurisdiction of organization and (ii) has the requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

(c) None of the Company’s Subsidiaries is in violation of any of its articles of association, certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement or comparable constituent or organizational documents, in each case as amended to and in effect as of the date hereof, except for any such violation that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.07 SEC Filings and the Sarbanes-Oxley Act.

(a) Since January 1, 2024 through the date hereof, the Company has filed with or furnished to the SEC each report, statement, schedule, form or other document or filing required by the Securities Act or the Exchange Act to be filed or furnished to the SEC by the Company at or prior to the time so required (the “Company SEC Documents”) and has Made Available the Company SEC Documents to Buyer. As of the date hereof, no Subsidiary of the Company is required to file any report, statement, schedule, form or other document with the SEC pursuant to the Exchange Act.

(b) As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing or, as of the date each such filing became effective), and in the case of registration statements and proxy statements, as of the dates of effectiveness and the dates of mailing, respectively, (i) each Company SEC Document complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act as the case may be, each as in effect on the date so filed (or amended), and (ii) no Company SEC Document at the time it was filed (or, if amended or superseded by a filing prior to the date of this Agreement, as of the date of the last such filing) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, to the Knowledge of the Company, none of the Company SEC Documents is the subject of any ongoing review by the SEC and there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents.

(c) Each applicable Company SEC Document containing financial statements that has been filed with the SEC by the Company since January 1, 2024 through the date hereof was accompanied by the certifications required to be filed by the Company’s principal executive officer and principal financial officer, as applicable, pursuant to the Sarbanes-Oxley Act and, at the time of filing of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act. As of the date hereof, to the Knowledge of the Company, neither the Company, nor any current or former executive officer of the Company, has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications made with respect to the Company SEC Documents filed prior to the date hereof.

(d) Since January 1, 2024, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

Section 3.08 Financial Statements; Internal Controls.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements (in each case, including the related notes and schedules thereto) of the Company included or incorporated by reference in the Company SEC Documents (i) have complied as to form, as of their respective filing dates with the SEC, in all material respects with the then-applicable accounting requirements and the published rules and regulations of the SEC with respect thereto except to the extent disclosed in any such Company SEC Document, (ii) have been prepared in accordance with GAAP (except, in the case of the unaudited statements or any foreign Subsidiaries, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto), and (iii) on that basis, fairly presented (except as may be indicated therein or in the notes thereto) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods presented therein (subject to normal recurring adjustments including the notes thereto, in the case of any unaudited interim financial statements).

(b) The Company’s system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) (“Internal Controls”) is reasonably sufficient to provide reasonable assurance that (i) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) receipts and expenditures are being made only in accordance with authorizations of the Company’s management and directors, and (iii) any unauthorized use, acquisition or disposition of the Company’s assets that would materially affect the Company’s financial statements would be prevented or detected in a timely manner. There were no material weaknesses, or significant deficiencies that in the aggregate would amount to a material weakness, identified in the management of the Company’s assessment of internal controls as of and for the year ended December 31, 2025 (nor has any such material weakness been identified since such date through the date hereof).

(c) The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed and established to ensure, that (i) material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

Section 3.09 Absence of Certain Changes.

(a) Since the Company Balance Sheet Date through the date hereof, none of the Company or any of its Subsidiaries has taken any action that would require the consent of Buyer pursuant to Section 5.01(b)(i), (ii), (iii), (v), (viii), (xi), (xii), (xiv), and (xix) if taken after the date of this Agreement.

(b) Since the Company Balance Sheet Date through the date hereof (except for actions taken in connection with the transactions contemplated by this Agreement), (i) the Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice and (ii) there has not been any event, change, occurrence, development or state of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.10 No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities or obligations disclosed or reflected and adequately reserved against in the Company Balance Sheet, (b) liabilities or obligations incurred since the Company Balance Sheet Date and in the ordinary course of business (none of which relates to a material breach of Contract, tort, misappropriation, infringement, or violation of Applicable Laws), (c) liabilities or obligations arising under Contracts to which the Company or any of its Subsidiaries is a party (none of which relates to a material breach of Contract, tort, misappropriation, infringement, or violation of Applicable Laws) and which are Made Available to Buyer, (d) liabilities or obligations pursuant to the terms of this Agreement; and (e) liabilities or obligations that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

Section 3.11 Litigation. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) there is, and since January 1, 2025 has been, no Proceeding pending against or to the Knowledge of the Company, threatened, against the Company or any of its Subsidiaries, and (ii) neither the Company nor any of its Subsidiaries is subject to any outstanding Order or settlement agreement. To the Knowledge of the Company, there is no pending or threatened in writing Proceeding or outstanding Order or settlement agreement that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

Section 3.12 Compliance with Applicable Law.

(a) Except as has not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company and its Subsidiaries is, and, for the past two (2) years, has been, in compliance with all Applicable Laws. Neither the Company nor any of its Subsidiaries has received any written notice for the past two (2) years through the date hereof that remains unresolved (i) of any administrative, civil or criminal investigation or material audit by any Governmental Authority relating to the Company or any of its Subsidiaries or (ii) from any Governmental Authority alleging that the Company or any of its Subsidiaries is not in compliance with any Applicable Law, except for such notices described in clauses (i) and (ii) that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company and its Subsidiaries has in effect all Governmental Authorizations necessary for it to own, lease or otherwise hold and operate its properties and assets and to carry on its businesses and operations as now conducted and (ii) there have occurred no defaults (with or without notice or lapse of time or both) under, violations of, or events giving rise to any right of termination, material amendment or cancellation of, any such Governmental Authorizations.

Section 3.13 Certain Business Practices.

(a) The Company and its Subsidiaries are, and for the past five (5) years have been, in compliance in all material respects with the provisions of the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., and each other anti-corruption or anti-bribery law binding on any of them (collectively, “Anti-Corruption Laws”). The Company, its Subsidiaries, and their respective directors, officers, and employees, and to the Knowledge of the Company, or any agents thereof (in their capacity as such) have not paid, offered or promised to pay, or authorized payment of, any monies or any other thing of value to any government official or employee (including employees of government-owned or controlled entities) or any political party or candidate for political office (collectively, a “Proscribed Recipient”) for the purpose of, (i) influencing any act or decision of such Proscribed Recipient, (ii) inducing such Proscribed Recipient to do or omit to do any act in violation of the lawful duty of such Proscribed Recipient, or to use his, her, or its influence with a Governmental Authority to affect or influence any act or decision of such Governmental Authority, or (iii) assisting in obtaining or retaining business for or with, or directing business to, any Person, in each case, in violation of Anti-Corruption Laws.

(b) The Company and its Subsidiaries are in compliance with applicable Sanctions and Ex-Im Laws. None of the Company, any Subsidiaries thereof, nor any of their respective directors, officers, nor to the Knowledge of the Company, employees or agents (in their capacity as such) (i) is or has been a Sanctioned Person; (ii) since April 24, 2019, has violated applicable Sanctions; (iii) since April 24, 2019, has engaged in any dealings with a Sanctioned Person or in a Sanctioned Country in violation of Sanctions; or (iv) in the last five (5) years, committed a violation of any applicable Ex-Im Law.

(c) None of the Company, nor any of its Subsidiaries have been, in the last five (5) years (and, in the case of Sanctions, since April 24, 2019), the subject of any voluntary disclosure, investigation, prosecution or enforcement action related to compliance with any Anti-Corruption Laws, Sanctions or Ex-Im Laws.

Section 3.14 Material Contracts.

(a) Except (x) this Agreement and the other Transaction Documents, (y) the Company Employee Plans, and (z) as set forth in Section 3.14(a) of the Company Disclosure Schedule, as of the date hereof, neither the Company nor any of its Subsidiaries is a party to or is bound by any Contract:

(i) that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);

(ii) that is with the ten (10) largest customers of the Company (as determined based on annual recurring revenue for the fiscal year ended December 31, 2025) (other than, solely for listing purposes in the case of this Section 3.14(a)(ii), (x) individual purchase orders with a value of $1,000,000 or less entered into in the ordinary course of business consistent with past practice and that contain terms primarily related to quantity, price or similar terms or (y) with respect to Government Contracts individual purchase orders with a value of $1,000,000 or less or (z) any task, purchase, or delivery order, in each case, issued under a Government Contract);

(iii) that is with the top ten (10) suppliers/vendors of the Company (as determined by total payments for the fiscal year ended December 31, 2025) (other than, solely for listing purposes in the case of this Section 3.14(a)(iii), individual purchase orders with a value of $1,000,000 or less entered into in the ordinary course of business consistent with past practice and that contain terms primarily related to quantity, price or similar terms);

(iv) evidencing a capital expenditure for which aggregate future payments are required in excess of $2,000,000 during any twelve (12) month period;

(v) (A) containing a covenant limiting in any material respect the ability of the Company or any of its Subsidiaries to compete or engage in any line of business or to compete with any Person in any geographic area or (B) containing any provision described in clause (A) that would bind Buyer or any of its Affiliates (without giving effect to the proviso in the definition of “Affiliate”) after the Closing, that in each case are material to the Company or any of its Subsidiaries taken as a whole;

(vi) (A) that is a derivative Contract of the Company or its Subsidiaries and (B) relating to or evidencing Indebtedness of the Company or any of its Subsidiaries (excluding, for the avoidance of doubt, intercompany loans between or among the Company and its Subsidiaries) or the mortgaging, pledging or otherwise granting of a Lien (other than Permitted Liens) on any material asset or group of assets of the Company or its Subsidiaries, in each case, in excess of $1,500,000;

(vii) that (A) contains “most favored nation” pricing provisions from the Company or any of its Subsidiaries in favor of, (B) grants exclusive rights, rights of first refusal, rights of first negotiation or offer or similar rights to, any customer or (C) contains any provision described in clause (A) or (B) that would bind Buyer or any of its Affiliates (without giving effect to the proviso in the definition of “Affiliate”) after the Closing;

(viii) that is material to the operation of the business of the Company or any of its Subsidiaries (including with respect to the Intellectual Property that is the subject thereof) and (A) pursuant to which the Company or any of its Subsidiaries licenses or sublicenses Intellectual Property to or from third parties other than Incidental Licenses, (B) relates to the acquisition, or development of Intellectual Property (excluding Contracts with employees and, to the extent entered into in the ordinary course of business, independent contractors of the Company or any of its Subsidiaries) or (C) arises out of any Intellectual Property-related dispute (including concurrent use agreements, settlement agreements, covenant not to sue agreements and consent to use agreements);

(ix) (A) under which the Company or any of its Subsidiaries has any indemnification obligations (excluding indemnification obligations in respect of representations and warranties and covenants that survive indefinitely or for periods equal to a statute of limitations and excluding obligations to indemnify directors and officers pursuant to acquisition agreements) which have not been satisfied or performed, (B) pursuant to which any earn-out, deferred or contingent payment remain outstanding or (C) under which any other obligation remains to be performed or liabilities continuing after the date of this Agreement of more than $1,000,000, in each case, relating to the acquisition or disposition of all or any portion of any business or the assets or properties of any business (whether by merger, sale of shares, sale of assets or otherwise) for consideration in excess of $1,500,000;

(x) relating to a partnership, joint venture or other similar arrangement;

(xi) between the Company or any of its Subsidiaries, on the one hand, and (A) any current director or officer of the Company, (B) any record or beneficial owner owning five (5) percent or more of the Company Ordinary Shares or (C) to the Knowledge of the Company, any affiliate of any such director, officer or owner (other than the Company or any of its Subsidiaries), on the other hand, except for any commercial Contracts entered into on arm’s length terms in the ordinary course of business and Company Employee Plans (each such transaction among such Persons, an “Interested Party Transaction”);

(xii) entered into for the settlement or other resolution of any litigation, suit, or Proceeding under which the Company or any of its Subsidiaries have any outstanding or unsatisfied obligations requiring the Company or any such Subsidiary to pay more than $1,500,000 (net of any amount covered by insurance or indemnification) or that imposes any material non-monetary obligations on the Company or any such Subsidiary;

(xiii) that is a Government Contract involving aggregate payments during calendar year 2025 or any subsequent 12-month period of at least $1,500,000;

(xiv) involving aggregate payments by the Company during calendar year 2025 or any subsequent 12-month period of at least $2,000,000 and which is not terminable by either party on less than 60 days’ written notice without penalty; and

(xv) committing the Company or any of its Subsidiaries to enter into any Contracts of the types described in the foregoing clauses (i) through (xiv).

(b) Each Contract of the type described above in Section 3.14(a), whether or not set forth in Section 3.14(a) of the Company Disclosure Schedule, is referred to herein as a “Material Contract.” Except for Material Contracts that have expired or terminated by their terms, as of the date hereof, all of the Material Contracts are (i) legal, valid and binding agreements of the Company or its applicable Subsidiary, as the case may be, and, to the Knowledge of the Company, each other party thereto, and (ii) in full force and effect, except for such failures as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, subject to the Enforceability Exceptions. Neither the Company nor any of its Subsidiaries has, and, to the Knowledge of the Company, none of the other parties thereto have, violated any provision of, or committed or failed to perform any act under, and no event or condition exists, which (with or without notice, lapse of time or both) would constitute a default under, the provisions of any Material Contract, except in each case for those violations, acts (or failures to act) and defaults which, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, and, as of the date hereof, neither the Company nor any of its Subsidiaries has received written notice of any of the foregoing. As of the date hereof, except as has not been and would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has (x) received any notice in writing, or to the Knowledge of the Company, orally, from any Person that such Person intends to terminate, not renew, renegotiate, or claim a material breach under, any Material Contract or (y) waived, or failed to enforce, any of its material rights or benefits under any Material Contract.

Section 3.15 Taxes.

Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) all Tax Returns required to be filed by the Company or any of its Subsidiaries with any Taxing Authority have been filed when due (taking into account any extensions of time within which to file) in accordance with all Applicable Laws, and each such Tax Return is true, correct, and complete in all respects;

(b) the Company and each of its Subsidiaries have timely paid all Taxes that have become due and payable by them;

(c) the Company and each of its Subsidiaries have timely withheld and paid all Taxes required to have been withheld and paid by each of them in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder, or other third party;

(d) no Tax liabilities of the Company or any of its Subsidiaries are the subject of any on-going Proceeding with a Taxing Authority and, to the Knowledge of the Company, there is no Proceeding pending or threatened against the Company or any of its Subsidiaries in respect of any Tax;

(e) since January 1, 2023, neither the Company nor any of its Subsidiaries has received any written notice from any Taxing Authority in a jurisdiction in which the Company or such Subsidiary does not file Tax Returns asserting that the Company or such Subsidiary is subject to Tax, or required to file a Tax Return, in such jurisdiction;

(f) neither the Company nor any of its Subsidiaries has waived any statute of limitations applicable to, or consented to extend, the time in which any Tax may be assessed or collected by any Governmental Authority which waiver or extension is still in effect (other than pursuant to automatic extensions of time to file Tax Returns);

(g) neither the Company nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” in a transaction intended to be governed by Section 355 of the Code (or any corresponding provision of Applicable Law) in the two (2) years prior to the date hereof;

(h) neither the Company nor any of its Subsidiaries (A) is or has been a member of an affiliated group of companies for any Tax purposes, that has filed a combined, consolidated or unitary Tax Return (other than in each case such a group containing only members of the group of which the Company or one of its Subsidiaries is or was the common parent) or (B) to the Knowledge of the Company, has any liability for Taxes that are directly or primarily chargeable against any Person (other than the Company, any of its Subsidiaries or any member of an affiliated group of which the Company or one of its Subsidiaries is or was the common parent) under Applicable Laws, including pursuant to Treasury Regulations Section 1.1502-6 (or any corresponding provision of Applicable Law), or as a transferee or successor, by Contract (other than any customary commercial Contract not primarily related to Taxes and entered into in the ordinary course of business), or otherwise by operation of Law;

(i) neither the Company nor any Subsidiary has participated in, or is currently participating in, any “listed transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulation Section 1.6011-4(b) (or any corresponding provision of Applicable Law);

(j) neither the Company nor any of its Subsidiaries is a party to or bound by any “closing agreement” described in Section 7121 of the Code (or any corresponding provision of Applicable Law) or other written agreement or ruling with a Taxing Authority regarding Taxes or Tax matters;

(k) neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in method of accounting, or use of an improper method of accounting, in each case, prior to the Closing Date, (ii) installment sale or other transaction on or prior to the Closing Date, (iii) prepaid amount received, or paid, on or prior to the Closing Date (other than prepaid amounts received or paid in the ordinary course of business), (iv) any material Tax sharing agreement, Tax allocation agreement or Tax indemnity agreement (other than any customary commercial Contract not primarily related to Taxes among or between only the Company or any of its Subsidiaries) or (v) election pursuant to Section 965(h) of the Code made by any U.S. Subsidiary prior to the Closing Date;

(l) the Company and each of its Subsidiaries have complied with all Applicable Laws related to VAT and transfer pricing;

(m) there are no material Liens on any of the assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Taxes, other than Permitted Liens;

(n) neither the Company nor any of its Subsidiaries is or has ever been resident, for all Tax purposes, in any jurisdiction other than its jurisdiction of incorporation;

(o) neither the Company nor any of its Subsidiaries has engaged in, or been a party to, any transaction, series of transactions, scheme or arrangement which (i) were abusive tax arrangements within the meaning of Part 5 of the Finance Act 2013 of the United Kingdom (General Anti-Abuse Rule), (ii) have been the subject of a notice of counteraction issued by a Taxing Authority under any targeted anti-avoidance provision of Applicable Law, (iii) were required to be disclosed as a notifiable arrangement within the meaning of Part 7 of the Finance Act 2004 (Disclosure of Tax Avoidance Schemes) of the United Kingdom, or (iv) the Company or any of its Subsidiaries was advised or knew had as its or their main purpose, or one of its or their main purposes, the avoidance of Tax or the improper obtaining of a Tax advantage; and

(p) all documents which establish or are necessary to establish the title of the Company or any of its Subsidiaries to any material asset have been duly stamped and any applicable stamp duties in respect of such documents have been duly paid.

Section 3.16 Employee Benefit Plans.

(a) Section 3.16(a) of the Company Disclosure Schedule contains a correct and complete list identifying each material U.S. Employee Plan and each material Foreign Employee Plan.

(b) With respect to each Company Employee Plan, the Company has delivered or made available to Buyer true and complete copies, to the extent applicable, of (i) the current plan document (or, to the extent that the Company Employee Plan is not written, a written description), any related adoption agreement, the most recent summary annual report, annuity contracts, service provider contracts, insurance contracts, policies and certificates of coverage, and any trust agreements, in each case together with all amendments thereto; (ii) the most recent summary plan description and any summary of material modifications thereto; (iii) for the most recent plan year, (A) the Form 5500 and attached schedules, (B) the audited financial statements, (C) the most recent triennial actuarial valuation of the UK DB Plan; and (D) nondiscrimination testing results; (iv) in the case of any plan that is intended to be qualified under Code Section 401(a), the most recent determination, advisory or opinion letter from the Internal Revenue Service; and (v) any material and non-routine correspondence with, and all filings, records and notices concerning audits or investigations by, any Governmental Authority during the past three (3) years.

(c) None of the Company Employee Plans are, and neither the Company nor any of its Subsidiaries nor any ERISA Affiliate of the Company or any of its Subsidiaries has sponsored, maintained or contributed to, or has been obligated to contribute to, or has any liability or obligation (contingent or otherwise) with respect to, (i) an employee benefit plan that is or was subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, (ii) a multiemployer plan within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as defined in Section 210 of ERISA or Section 413 of the Code, (iv) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), or (v) a plan providing for or promising retiree medical or life insurance or other welfare benefits to any current or former employee or other service provider of the Company, any of its Subsidiaries or any ERISA Affiliate, except to the extent required by Section 4980B of the Code or other similar U.S. state Applicable Law. Neither the Company nor any of its Subsidiaries has incurred (whether or not assessed) any material Tax or penalty under Sections 4980B, 4980D, 4980H, 6721 or 6722 of the Code.

(d) Each U.S. Employee Plan that is intended to be qualified under Section 401(a) of the Code has received or is permitted to rely upon a favorable determination or an opinion letter to that effect, or has pending or has time remaining in which to file, an application for such determination from the Internal Revenue Service, and nothing has occurred that could reasonably be expected to cause the loss of or adversely affect such qualification.

(e) (i) Each U.S. Employee Plan has been established, funded, operated, administered, and maintained in all material respects in compliance with its terms and with the requirements prescribed by Applicable Laws, including ERISA and the Code, and (ii) all material contributions, premiums and other payments due or required to be paid to (or with respect to) any U.S. Employee Plan have been timely paid in accordance with the terms of such U.S. Employee Plan and Applicable Law or, if not yet due, have been properly accrued.

(f) (i) No material litigation, Proceeding or claim is pending with respect to any Company Employee Plan (other than routine claims for benefits) and, to the Knowledge of the Company, no such litigation, Proceeding or claim is threatened, and (ii) there have not previously been, and there are not currently, any governmental audits or investigations pending or conducted in connection with any Company Employee Plan, or, to the Knowledge of the Company, threatened in connection with any Company Employee Plan.

(g) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each Foreign Employee Plan and related trust, if any, complies with and has been established, administered, and maintained in compliance in all material respects with (i) the requirements of all Applicable Laws, including but not limited to any applicable provisions of the United Kingdom Pensions Act 2008, and (ii) its terms (including the governing documentation relating to the UK DB Plan) and the terms of any industrial instruments, collective bargaining, collective labor or works council agreements. Each Foreign Employee Plan that, under the Applicable Laws of the subject foreign country, is required to be registered or approved by any Governmental Authority has been so registered or approved and maintained in good standing with applicable regulatory authorities, and all employer and employee contributions to each Foreign Employee Plan required to be made by Applicable Law or by the terms of such plan and any other plan or arrangement to which contributions are mandated by any Governmental Authority have been timely made. No Foreign Employee Plan (other than the UK DB Plan) is a defined benefit plan, and there are no unfunded or underfunded liabilities with respect to any Foreign Employee Plan.

(h) Except as provided in this Agreement or as required under Applicable Law, the consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event, other than actions taken by or at the direction of Buyer) (i) entitle any current or former employee, officer, director or independent contractor of the Company or any of its Subsidiaries to additional payments or benefits, (ii) accelerate the time of payment or vesting of any compensation or equity-based award, or other benefit, (iii) trigger any payment, increase the amount payable or trigger any other obligation pursuant to any Company Employee Plan or Foreign Employee Plan, or (iv) result in the forgiveness of any employee or service provider loan.

(i) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement would reasonably be expected to (either alone or in conjunction with any other event) trigger any payment or entitlement (whether in cash, property or the vesting of property) that constitutes, or cause any payment or entitlement that was previously paid or provided to constitute, a “parachute payment” within the meaning of Section 280G of the Code.

(j) No Person is entitled to receive any additional payment (including any tax gross-up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of the excise Taxes by Section 4999 of the Code or any Taxes imposed by Section 409A of the Code.

(k) No prohibited transaction within the meaning of Section 406 or 407 of ERISA or Section 4975 of the Code or breach of fiduciary duty under ERISA has occurred with respect to any U.S. Employee Plan or any other plan maintained by the Company or any of its Subsidiaries with respect to which there has been a liability de-risking transaction.

(l) Neither the Company nor any of its Subsidiaries has any current or contingent liability or obligation on account of at any time being considered a single employer under Section 414 of the Code with any other Person.

(m) With respect to any U.S. Employee Plan that is or was subject to Section 412 of the Code or Section 302 or Title IV of ERISA: (i) the minimum funding standards under Section 430 of the Code have been satisfied and all contributions required under Section 302 of ERISA have been timely made, whether or not waived; (ii) no reportable event within the meaning of Section 4043 of ERISA for which the 30-day notice requirement has not been waived has occurred and no such reportable event is expected to occur in connection with the transactions contemplated by this Agreement; (iii) all premiums due to the Pension Benefit Guaranty Corporation (“PBGC”) have been timely paid in full; (iv) the PBGC has not instituted or threatened to institute proceedings to terminate any such U.S. Employee Plan; and (v) all applicable requirements of Section 204(h) of ERISA have been complied with.

(n) Each Company Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and administered in all material respects in operational compliance with, and is in all material respects in documentary compliance with, Section 409A of the Code and all IRS guidance promulgated thereunder, and no amount under any such plan, agreement or arrangement is or would reasonably be expected to be subject to any additional Tax, interest or penalties under Section 409A of the Code.

(o) Save in respect of the UK DB Plan, neither the Company nor any of its Subsidiaries have ever been an “employer” nor are, nor have in the last six years been, an “associate” of or “connected” with an “employer” (within the meaning of the United Kingdom Pensions Act 2004) of an “occupational pension scheme” which is not a “money purchase scheme” (as such terms are defined in the United Kingdom Pension Schemes Act 1993).

(p) No United Kingdom-based employee or officer, and no former United Kingdom-based employee or officer, of the Company or any of its Subsidiaries has any entitlement (whether actual or contingent) to enhanced pension rights on early retirement and/or redundancy arising as a result of a transfer of their employment to the Company or any of its Subsidiaries under either the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 2006 (as amended) or its predecessor legislation.

Section 3.17 Labor and Employment Matters.

(a) To the Company’s Knowledge, the Company and its Subsidiaries are, and for the past three years have been, in compliance in all material respects with all federal, state, and foreign Applicable Laws respecting labor, employment and employment practices and terms and conditions of employment, including but not limited to Applicable Laws related to wages and hours, workplace safety and health, workers’ compensation, and immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act of 1963, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Americans with Disabilities Act, as amended, and state and local anti-discrimination laws. Except as would not result in material liability for the Company and its Subsidiaries taken as a whole, (i) the Company has not received written notice of any audits or investigations pending or scheduled by any Governmental Authority pertaining to the labor or employment practices of the Company, and (ii) to the Knowledge of the Company, no written complaints relating to employment practices of the Company have been made to any Governmental Authority or submitted to the Company.

(b) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union, works council, employee representative, or labor organization (each, a “Labor Agreement”); there are no Labor Agreements that cover any of the employees of the Company or any of its Subsidiaries in respect of such employment, and except as set forth on Schedule 3.17(b), none are currently being negotiated; and no employees of the Company or any of its Subsidiaries in respect of such employment are represented by any labor union, labor organization, works council, or other employee representative or a group of employees with respect to their employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is subject to any charge, demand, petition or representation Proceeding seeking to compel, require or demand it to bargain with any labor union, works council or labor organization. To the Knowledge of the Company, in the past three years, there have been no labor organizing activities with respect to any employees of the Company or any of its Subsidiaries. In the past three years, there has been no actual, or, to the Knowledge of the Company, pending or threatened, unfair labor practice charges, material labor grievances, material labor arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing, or other material labor disputes against or involving the Company or any of its Subsidiaries.

(c) None of the Company or any of its Subsidiaries has any legal or contractual requirement to provide notice or information to, bargain with, enter into any consultation procedure with, or obtain consent from any labor union, works council, labor organization, or employee representative, or any applicable labor tribunal, in connection with the execution of this Agreement or the transactions contemplated by this Agreement.

(d) To the Knowledge of the Company, the Company has reasonably investigated all sexual harassment or other harassment, discrimination, or retaliation allegations against officers or directors of the Company and its Subsidiaries that have been reported to the Company or any of its Subsidiaries in writing. With respect to each such allegation (that the Company or its applicable Subsidiary reasonably deemed to have merit), the Company and its Subsidiaries have taken prompt corrective action reasonably calculated to prevent further improper action. The Company and its Subsidiaries do not reasonably expect any material liability with respect to such allegations, and to the Knowledge of the Company, there are no such allegations of harassment or discrimination that, if known to the public, would bring the Company or any of its Subsidiaries into material disrepute.

Section 3.18 Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (a) the Company and its Subsidiaries maintain insurance for which the Company or any of its Subsidiaries is a policyholder or which cover the business, operations, employees, officers, directors or assets of the Company or any of its Subsidiaries in such amounts and against such risks as are usually insured against by similarly situated companies in the same or similar businesses and trades, (b) all insurance policies maintained by the Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid; (c) neither the Company nor any of its Subsidiaries is in breach of or default under any of such insurance policies; and (d) since January 1, 2024, the Company has not received any written notice of termination or cancellation or denial of coverage with respect to any insurance policy.

Section 3.19 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(a) the Company and its Subsidiaries are, and since January 1, 2023 have been, in compliance with all Environmental Laws applicable to the operation of the business of the Company and its Subsidiaries;

(b) the Company and its Subsidiaries hold, and since January 1, 2023 have held, all Environmental Permits required for the operation of the business of the Company and its Subsidiaries and are, and since January 1, 2023 have been, in compliance with the terms and conditions of such Environmental Permits;

(c) neither the Company nor any of its Subsidiaries is, or since January 1, 2023 has been, the subject of any outstanding Order arising under Environmental Law, and there is no Proceeding arising under or written notice alleging violation of or liability pursuant to Environmental Law that is, or since January 1, 2023 has been, pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries;

(d) there has been no release, disposal or arrangement for disposal of, or exposure of any person to, or, to the Knowledge of the Company, operation of any real property contaminated by, any Hazardous Substance by the Company or any of its Subsidiaries, including as a result of the operation of the business of the Company and its Subsidiaries, in each case, which release, disposal or arrangement for disposal, exposure or contamination is in a manner requiring remediation by the Company or any of its Subsidiaries pursuant to Environmental Law or otherwise is reasonably likely to give rise to liability of the Company or any of its Subsidiaries pursuant to Environmental Law; and

(e) The Company and its Subsidiaries have not entered into any written agreement with outstanding obligations to expressly assume and indemnify any known and currently existing material liabilities of any other Person arising under Environmental Laws, which, for the avoidance of doubt, shall not include ordinary course indemnification provisions in customer and vendor Contracts.

(f) To the Knowledge of the Company, neither this Agreement nor the consummation of the transactions that are the subject of this Agreement will result in any obligations for notification to, filings with, or consent of the New Jersey Department of Environmental Protection, pursuant to the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., and the regulations promulgated pursuant thereto, N.J.A.C. 7:26B 1.1 et seq., as amended.

Section 3.20 Intellectual Property; Data Protection.

(a) Section 3.20(a) of the Company Disclosure Schedule contains a complete list as of the date hereof of all patents and patent applications, trademark registrations and applications, copyright registrations and applications, and domain names, in each case, that are owned by the Company or any of its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the items identified on Section 3.20(a) of the Company Disclosure Schedule are (i) subsisting and in good standing with the Governmental Authorities or the applicable internet domain name registrar with which such items are registered or pending, and (ii) as well as the other Company Intellectual Property, to the Knowledge of the Company, are valid and enforceable.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries (i) exclusively own all Company Intellectual Property and (ii) have valid, enforceable, and sufficient rights to all Intellectual Property used in or necessary for the operation of the business of the Company and its Subsidiaries, in each case of (i) and (ii), free and clear of all Liens, other than (x) Permitted Liens and, (y) in the case of clause (ii), Liens granted by Third Parties.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, (i) neither the Company or any of its Subsidiaries nor the operation of the business of the Company and its Subsidiaries as currently conducted, or in the past three (3) years, is or has been infringing or misappropriating any Third Party right, and (ii) there is and has not been in the last three (3) years any infringement or misappropriation by any Person of any of the Company Intellectual Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no (and have not in the last three (3) years been any) Proceedings or claims pending, or, to the Knowledge of the Company, threatened in writing, by or against the Company or any of its Subsidiaries, concerning the foregoing clauses (i) and (ii) or otherwise challenging the ownership, enforceability or validity of any Company Intellectual Property.

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries have taken reasonable measures to protect the confidentiality of trade secrets included in the Company Intellectual Property and (ii) no such trade secrets or other confidential information of the Company or any of its Subsidiaries have been disclosed to any Person other than in the ordinary course of business pursuant to a reasonable, written confidentiality and non-disclosure agreement.

(e) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all current employees and consultants of the Company and its Subsidiaries and other Persons who have developed for the Company or any of its Subsidiaries any material Intellectual Property that would not otherwise be owned by the Company or a Subsidiary as a matter of law, have assigned to the Company or such Subsidiary ownership of such Intellectual Property to the extent that the Company or such Subsidiary intended such Intellectual Property be owned by the Company or such Subsidiary.

(f) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no funding, facilities or personnel of any Governmental Authority were used to develop, in whole or in part, any material Company Intellectual Property in a manner that grants to the applicable Governmental Authority any ownership interest in such Company Intellectual Property.

(g) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the software, computer systems, servers, network equipment and other computer hardware and IT assets owned, licensed, sublicensed, used or controlled by or for the Company or any of its Subsidiaries (“IT Systems”) are adequate and sufficient for the operation of the business of the Company and its Subsidiaries as currently conducted, (ii) the Company and its Subsidiaries have implemented commercially reasonable technical and physical safeguards designed to protect the IT Systems against unauthorized use, access, modification, or corruption and (iii) to the Knowledge of the Company, during the past three (3) years (including January 1, 2024 through the date hereof), there has been no security breach of, unauthorized access to, or unauthorized use of, any of the IT Systems (or the Personal Information stored therein) or other confidential information or trade secret of the Company or any of its Subsidiaries, or any successful phishing incident or ransomware or malware attack, and (iv) to the Knowledge of the Company, no software included in the IT Systems contains any “virus”, “back door,” “time bomb”, “Trojan horse” or other malicious code.

(h) As of the date hereof, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries comply and during the past three (3) years (including since January 1, 2024) have complied with all applicable laws concerning the privacy and security and Processing of Personal Information and other Privacy Requirements. Neither the Company nor any of its Subsidiaries are, or during the past three (3) years have, to the Knowledge of the Company, (i) been subject to or received any notice of any investigation, complaint or other Proceeding by any Person, or (ii) sent or been required to send to any Person any notice, concerning, in the case of either clauses (i) or (ii), above or any actual or potential violation of any Privacy Requirements.

Section 3.21 Properties.

(a) Section 3.21(a) of the Company Disclosure Schedule sets forth a complete and correct list as of the date of this Agreement of the street address and fee owner of each real property owned by the Company or any of its Subsidiaries (collectively, the “Owned Real Property”).

(b) Section 3.21(b) of the Company Disclosure Schedule sets forth a true and complete list of all real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries (collectively, the “Company Leased Real Property”) and the address for each Company Leased Real Property. Each lease agreement pursuant to which such Company Leased Real Property is occupied by the Company or a Subsidiary is valid and in full force and effect and is enforceable in accordance with its terms and, to the Knowledge of the Company, no party thereto is in material violation thereof.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good and valid title to the Owned Real Property or a valid leasehold interest in the Company Leased Real Property as necessary to permit the Company and its Subsidiaries to conduct their business in the ordinary course as currently conducted.

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good and valid title to, or a valid leasehold interest in or enforceable rights to use, all material tangible personal property as necessary to permit the Company and its Subsidiaries to conduct their business in the ordinary course as currently conducted.

Section 3.22 Takeover Statutes. There are no “moratorium,” “fair price,” “supermajority,” “affiliate transactions,” “control share acquisition” or “business combination statute or regulation” or other similar state or other anti-takeover Laws and regulations applicable to the Company, the Company Ordinary Shares, the Transaction or any other transactions contemplated by this Agreement.

Section 3.23 Brokers’ Fees. Except for Deutsche Bank pursuant to an engagement letter, there are no investment bankers, brokers, finders or agents that have been retained by or are authorized to act on behalf of the Company or any of its Subsidiaries who are entitled to any banking, broker’s, finder’s or similar fee or commission in connection with the Transaction. The Company has Made Available to Buyer a good faith estimate as of the date hereof of the aggregate fee due to Deutsche Bank at the Closing and a true and correct unredacted copy of the fee and provisions of the engagement letter with Deutsche Bank. Promptly following the execution of this Agreement, the Company will make available a true and correct copy of the engagement letter with Deutsche Bank and each other investment banker, broker, finder and agent that has been retained by the Company and its Subsidiaries and the Company Board in connection with the Transaction.

Section 3.24 Information Supplied. The information supplied or to be supplied by the Company for inclusion in the Proxy Statement (including, for the avoidance of any doubt, the Scheme Document) will not, at the time the Proxy Statement is first mailed to the Company Shareholders and at the time of the Scheme Meeting and the Company GM to be held in connection with the Transaction, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Buyer in writing expressly for inclusion therein. The Company shall use its reasonable best efforts to cause the Proxy Statement (excluding any portion thereof based on information supplied by Buyer in writing expressly for inclusion therein, with respect to which no representation or warranty is made by the Company) to comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and any applicable provisions of the Companies Act, and the Scheme of Arrangement to comply in all material respects with the provisions of the Companies Act.

Section 3.25 Opinion of Financial Advisor. The Company Board has received an opinion from Deutsche Bank substantially to the effect that, as of the date thereof and based upon and subject to the assumptions, limitations, qualifications and conditions set forth therein, the Consideration was fair, from a financial point of view, to the holders of Company Ordinary Shares (other than Buyer and its Affiliates). It is agreed and understood that such opinion is for the benefit of the Company Board, in its capacity as such, and may not be relied on by Buyer or its Affiliates. A true, correct and complete copy of the signed written version of the opinion referenced in the first sentence of this Section 3.25 will be made available to Buyer for informational purposes only on a non-reliance basis promptly following receipt by the Company Board (and, in any event, within two (2) Business Days of the date of the Agreement).

Section 3.26 Interested Party Transactions. As of the date hereof, except as disclosed in the Company’s definitive proxy statements included in the Recent SEC Reports, there are no Interested Party Transactions and no event has occurred and no relationship exists that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC.

Section 3.27 Government Contracts and Government Bids. Since January 1, 2024: (i) neither the Company nor any of its Subsidiaries nor any Principal (as defined in 48 C.F.R. § 52.209-5) of the Company or any of its Subsidiaries has been debarred or suspended from doing business with any Governmental Authority, and no suspension or debarment action has been commenced or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any Principal of the Company or any of its Subsidiaries; (ii) no Governmental Authority or higher-tier contractor has notified the Company or any of its Subsidiaries in writing of any material breach or violation of any applicable Law or of any certification, representation, clause, provision, or requirement of any Government Contract that in each case remains unresolved; (iii) neither the Company nor any of its Subsidiaries has received any written notice of any termination for default, cure notice, or show cause notice pertaining to any Government Contract that in each case remains unresolved; (iv) neither the Company nor any of its Subsidiaries has received any written notice of any audit or investigation by any Governmental Authority or higher-tier contractor with respect to any Government Contract or Government Bid that in each case remains unresolved (other than in the ordinary course of business); and (v) neither the Company nor any of its Subsidiaries has made any voluntary or mandatory disclosure to any Governmental Authority or higher-tier contractor with respect to any material irregularity, misstatement, significant overpayment, or violation of applicable Law arising under or relating to any Government Contract or Government Bid.

Article 4
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to the Company that:

Section 4.01 Corporate Existence and Power. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of Delaware and has all corporate or similar powers required to carry on its business as now conducted.

Section 4.02 Corporate Authorization. Buyer has the requisite corporate power and authority to execute and deliver this Agreement and each other document to be entered into by Buyer in connection with the transactions contemplated hereby (together with this Agreement, the “Buyer Transaction Documents” and, together with the Company Transaction Documents, the “Transaction Documents”) and, subject to Section 4.03, upon receipt of the Court Order, will have the requisite corporate power and authority to consummate the transactions contemplated hereby and thereby, including the Transaction. The execution, delivery and performance of this Agreement and the other Buyer Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the board of directors of Buyer and, except for the filing of the required documents and other actions in connection with the Scheme of Arrangement with, and subject to receipt of the required sanctioning of the Scheme of Arrangement by, the Court, no other corporate action on the part of Buyer is necessary to authorize the execution and delivery by Buyer of this Agreement and the other Buyer Transaction Documents and the consummation of the Transaction. This Agreement has been duly and validly executed and delivered by Buyer and, assuming each such Buyer Transaction Document has been duly authorized, executed and delivered by each other counterparty thereto, this Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforcement may be subject to the Enforceability Exceptions.

Section 4.03 Governmental Authorization. Other than in connection with or in compliance with (i) the Companies Act, (ii) the Exchange Act, (iii) the Securities Act, (iv) the HSR Act, and (v) the Foreign Investment Laws and, subject to the accuracy of the representations and warranties of the Company in Section 3.03, no authorization, consent, Order, license, permit or approval of, or registration, declaration, notice or filing with, or notice to, any Governmental Authority is necessary, under Applicable Law, for the execution, delivery and performance of this Agreement or the consummation by Buyer of the transactions contemplated hereby, except for such authorizations, consents, Orders, licenses, permits, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 4.04 Prior Acquisitions. Neither Buyer nor any of its Subsidiaries or Affiliates has, within six (6) months prior to the date of this Agreement, acquired, or agreed to acquire, any entity, business or assets or interests in any entity, business or assets (a) that is engaged in any line of business in which the Company or any of its Subsidiaries or Affiliates is engaged or (b) where such acquisition or contemplated acquisition would reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consents or approvals from any Governmental Authority necessary to consummate the Transaction or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any Governmental Authority entering an Order prohibiting the consummation of the Transaction or (iii) otherwise materially delay the consummation of the Transaction.

Section 4.05 Non-contravention. The execution, delivery and performance by Buyer of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, cancellation, material modification, acceleration of any right or obligation, under any material Contract of Buyer or result in the creation of any Liens (other than Permitted Liens and any Liens created in connection with any action taken by the Company or its Affiliates) upon any of the properties or assets of Buyer or any of its Subsidiaries, (ii) conflict with or result in any violation of any provision of the organizational documents of Buyer and its Subsidiaries or (iii) assuming compliance with the matters referred to in Section 4.03, conflict with or violate any Applicable Law, except for such losses, suspensions, limitations, impairments, conflicts, violations, defaults, terminations, cancellations, accelerations or Liens as would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 4.06 No Vote of Buyer Shareholders; Required Approval. No vote or consent of the holders of any class or series of capital stock of Buyer or the holders of any other securities of Buyer (equity or otherwise) is necessary to adopt this Agreement or to approve the Transaction or the other transactions contemplated by this Agreement.

Section 4.07 Litigation. As of the date hereof, there is no Proceeding pending, or, to the Knowledge of Buyer, threatened, that would reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect. As of the date hereof, neither Buyer nor any of its Subsidiaries is subject to any Order that would reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 4.08 Available Funds. Buyer has delivered to the Company true, correct and complete copies, as of the date hereof, of (i) the fully executed Equity Commitment Letter (the financing provided for therein being referred to as the “Equity Financing”) and (ii) a fully executed commitment letter (together with all exhibits, schedules, annexes, supplements, and term sheets thereto) and (subject to customary redactions of the fee information, market “flex” information and other economic or commercially sensitive information, which redacted terms do not adversely affect the conditionality or availability of the Debt Financing) fee letter(s) from the Debt Financing Sources identified therein (collectively, as each of the foregoing may be amended, supplemented, replaced, substituted, terminated or otherwise modified or waived from time to time after the date hereof in compliance with Section 5.15, the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Financing Commitment Letters”) to provide, on the terms and subject only to the conditions expressly stated therein, debt financing in the amounts set forth therein (being collectively referred to as the “Debt Financing” and, together with the Equity Financing, the “Financing”). As of the date hereof, none of the Financing Commitment Letters has been withdrawn, terminated, repudiated, rescinded, amended or modified, no terms thereunder have been waived, and, to Buyer’s knowledge, no such withdrawal, termination, repudiation, rescission, amendment, modification or waiver is contemplated. Buyer has fully paid, or caused to be paid, any and all commitment fees, other fees and other amounts earned and due on or prior to the date hereof in connection with the Financing Commitment Letters. Assuming the Financing is funded in accordance with the Equity Commitment Letter and the Debt Commitment Letter, as applicable, the net cash proceeds contemplated by the Equity Commitment Letter and the Debt Commitment Letter (both before and after giving effect to any “flex” provisions contained in the Debt Commitment Letter) will, in the aggregate, be sufficient for Buyer to pay the amounts required to be paid in connection with the Transaction and the other transactions contemplated hereby on the Closing Date, including payment of the Aggregate Transaction Consideration, to make any repayment, repurchase or refinancing of debt contemplated by this Agreement (including the Company Credit Facilities) or the Debt Commitment Letter, to pay any other amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement and to pay all related fees and expenses, in each case, required to be paid at the Closing (such amounts, collectively, and after giving effect to all other available sources of cash, the “Financing Amounts”). As of the date hereof, the Financing Commitment Letters are, as to Buyer and, to Buyer’s knowledge, the other parties thereto, enforceable against such Persons in accordance with their terms, in each case, except as such enforcement may be subject to the Enforceability Exceptions. As of the date hereof, the Financing Commitment Letters are in full force and effect and no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of Buyer or, to the Knowledge of Buyer, any other parties thereto, under any of the Financing Commitment Letters. As of the date hereof, assuming satisfaction of the conditions to Buyer’s obligations to consummate the transactions contemplated by this Agreement, Buyer does not have any reason to believe that any of the conditions to the funding of the Financing will not be satisfied on a timely basis or that the Financing will be available to Buyer on the date of the Closing in an amount less than the Financing Amounts (after giving effect to other sources of cash available). The Financing Commitment Letters contain all of the conditions precedent to the obligations of the Debt Financing Sources party thereto to make the Financing available to Buyer on the Closing Date in an amount not less than the Financing Amounts (after giving effect to other sources of cash available) on the terms therein. As of the date hereof, there are no side letters or other agreements or binding arrangements to which Buyer or any of its Affiliates is a party related to the funding or investing, as applicable, of the full amount of the Financing. The Equity Commitment Letter provides, and will continue to provide, that the Company is a third-party beneficiary thereof as set forth therein. The obligations of Buyer under this Agreement are not subject to any conditions regarding Buyer’s, its Affiliates’ or any other Person’s (including, for the avoidance of doubt, the Company’s or any of its Subsidiaries’) ability to obtain the Financing or any other financing.

Section 4.09 Solvency. Assuming (x) the accuracy of the representations and warranties in Article 3, (y) compliance and performance by the Company with its covenants and agreements hereunder and (z) the satisfaction of the conditions set forth in Section 6.01 and Section 6.02, Buyer and its Subsidiaries (including, at the Effective Time, the Company and its Subsidiaries) will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated by this Agreement and any debt financing (including, without limitation, any Debt Financing) occurring in connection therewith. Buyer is not entering into the Transaction with the actual intent to hinder, delay or defraud either present or future creditors of the Company, Buyer or any of their respective Subsidiaries. For purposes of this Section 4.09, the term “Solvent”, or any derivation thereof, when used with respect to any Person, means that, as of any date of determination (x) the amount of the “fair saleable value” of the assets and property of such Person, in each case, will, as of such date, exceed (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with Applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (y) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed as of such date to be engaged following such date and (z) such Person will be able to pay its liabilities, including contingent (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability), subordinated and other liabilities, as they mature.

Section 4.10 Guarantee. Concurrently with the execution of this Agreement, Buyer has delivered to the Company a duly executed, true, complete and correct copy of the Guarantee. As of the date hereof, the Guarantee is in full force and effect. The Guarantee is (i) a legal, valid and binding obligation of the Guarantor and (ii) enforceable in accordance with its respective terms against such Guarantor, except as may be limited by the Enforceability Exceptions. As of the date hereof, there is no breach or default under the Guarantee by the Guarantor, and no event has occurred that would constitute a breach or default (or with notice or lapse of time or both would constitute a breach or default) thereunder by the Guarantor.

Section 4.11 Absence of Certain Agreements. As of the date hereof, neither Buyer nor any of its Affiliates has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written), (i) pursuant to which any Person known to Buyer or its Affiliates to be a beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of five percent (5%) or more of the outstanding share capital of the Company (other than any existing limited partner or equity financing source of the Equity Investor or any of its Affiliates) would be entitled to receive consideration of a different amount or nature than the Consideration or pursuant to which any Company Shareholder has agreed to vote to adopt this Agreement or has agreed to vote against any Superior Proposal other than the Voting Agreements or (ii) pursuant to which any such beneficial owner has agreed to make an investment in, or contribution to, Buyer in connection with the transactions contemplated by this Agreement. As of the date hereof, there are no agreements, arrangements or understandings (in each case, whether oral or written) between Buyer, the Equity Investor, the Guarantor or any of their respective Affiliates, on the one hand, and any member of the Company’s management or directors, on the other hand, that relate in any way to the transactions contemplated by this Agreement or operation of the Company following the Closing other than this Agreement and the other Transaction Documents.

Section 4.12 Share Ownership. Buyer does not own any capital shares of the Company.

Section 4.13 Information Supplied. The information supplied or to be supplied by Buyer in writing for inclusion in the Proxy Statement (including, for the avoidance of any doubt, the Scheme Document) will not, at the time the Proxy Statement is first mailed to the Company Shareholders and at the time of the Scheme Meeting and the Company GM to be held in connection with the Transaction, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Buyer with respect to statements made or incorporated by reference therein based on information supplied by the Company or any of its Subsidiaries in writing expressly for inclusion therein.

Section 4.14 Takeover Statutes. There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state or other anti-takeover Laws and regulations applicable to Buyer, the Transaction or any other transactions contemplated by this Agreement.

Section 4.15 Compliance With Law. None of Buyer or any Subsidiaries thereof, is a Sanctioned Person. Buyer is not a “foreign person,” as that term is defined in 31 C.F.R. § 800.224, nor subject to “foreign ownership” or “foreign control,” as those terms are defined in 22 C.F.R. § 120.65.

Section 4.16 Brokers’ Fees. There is no investment banker, broker, finder or other agent or intermediary that has been retained by or is authorized to act on behalf of Buyer or any of its Subsidiaries, Affiliates, or any of their respective officers or directors in their capacities as officers or directors, who is entitled to any advisory, banking, broker’s, finder’s or similar fee or commission payable by the Company or any of its Subsidiaries in connection with the Transaction and the other transactions contemplated by this Agreement.

Article 5
COVENANTS

Section 5.01 Conduct of the Company.

(a) Except for matters (i) required or expressly permitted by the terms of this Agreement, (ii) set forth in Section 5.01(a) of the Company Disclosure Schedule, (iii) required by Applicable Law or the rules or regulations of NYSE, or (iv) undertaken with the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (A) maintain its existence in good standing pursuant to Applicable Law and (B) use its reasonable best efforts to (x) conduct its business in all material respects in the ordinary course, and (y) preserve substantially intact in all material respects its business organization, goodwill, assets and material business relationships; provided, that no inaction by the Company or any of its Subsidiaries with respect to matters prohibited by any provision of Section 5.01(b) may be taken into consideration in determining whether a breach of this Section 5.01(a) has occurred unless such inaction would constitute a breach of such other provision.

(b) Without limiting the generality of the foregoing, except for matters (i) required or expressly permitted by the terms of this Agreement, (ii) set forth in Section 5.01(b) of the Company Disclosure Schedule, (iii) required by Applicable Law or the rules or regulations of NYSE, or (iv) undertaken with the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed, other than with respect to Section 5.01(b)(ii), as to which no consent of Buyer shall be required and which shall be exercised at the Company’s sole discretion), from the date hereof until the Effective Time, the Company shall not, and shall not permit any of its Subsidiaries to:

(i) amend the Company Articles of Association, or amend in any material respect any organizational documents of the Company’s Subsidiaries or adopt, amend, extend or waive a shareholder rights plan or enter into any agreement with respect to the voting of its equity interests;

(ii) establish a record date for, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, share capital, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any Company Securities, other than dividends and distributions by a direct or indirect wholly-owned Subsidiary of the Company to its parent;

(iii) (A) split, combine, subdivide or reclassify any Company Securities, (B) except as otherwise provided in Section 5.01(b)(iv), issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, any Company Securities, or (C) purchase, redeem or otherwise acquire or offer to repurchase, redeem or otherwise acquire any Company Securities, except for acquisitions of Company Ordinary Shares by the Company in satisfaction by holders of Company Equity Awards as in effect as of the date hereof of the applicable exercise price and/or withholding taxes or in accordance with the terms of the Company ESPP;

(iv) issue, deliver, sell or grant any Company Securities or any equity or equity-based awards, options, warrants or rights of any kind to acquire any shares of, or securities convertible into, or exchangeable for any shares of, Company Ordinary Shares, or other securities in respect of, in lieu of, or in substitution for any class of its capital stock outstanding as of the Capitalization Date, other than the issuance of Company Ordinary Shares upon the exercise of Company Share Options or the delivery of Company Ordinary Shares pursuant to the terms of Company RSU Awards or Company PSU Awards that are outstanding on the date hereof and set forth on Section 3.05(b) of the Company Disclosure Schedule, in each case in accordance with the applicable terms of such Company Equity Award and the terms of this Agreement;

(v) adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring or recapitalization or other reorganization, each with respect to the Company or any of its Subsidiaries;

(vi) (A) increase the salary, wages, benefits, bonuses or other compensation payable or to become payable to the Company’s directors, officers, employees or other individual service providers, except (i) as required under any Company Employee Plan as in effect on the date hereof, (ii) increases in salaries, wages, or short-term incentive opportunities in the ordinary course of business that do not exceed ten percent (10%) individually or three percent (3%) in the aggregate relative to the prior fiscal year of the Company, or (iii) pursuant to any actions taken with the prior written consent of Buyer (not to be unreasonably withheld, conditioned or delayed) to mitigate any issues resulting from applications of Sections 280G and 4999 of the Code; or (B) terminate, adopt, amend or modify any benefit or compensation plan, program, contract, agreement, policy or arrangement, other than in the ordinary course of business and with a cost to the Company and its Subsidiaries of less than $750,000 in the aggregate;

(vii) (i) adopt, enter into, engage in negotiations for, terminate or amend any Labor Agreement, except as required by Applicable Law or the terms thereof, or (ii) recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representative of any employees of the Company or any of its Subsidiaries, except as required by Applicable Law;

(viii) acquire, directly or indirectly, any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, amalgamation, plan of arrangement, consolidation, or otherwise), other than one or more acquisitions in the ordinary course of business that, individually or in the aggregate, involve a purchase price of not more than $1,000,000;

(ix) sell, lease, license, sublicense, assign, pledge, transfer, subject to any Lien or otherwise encumber or dispose of any material Company Intellectual Property, material assets or material properties except (i) pursuant to contracts or commitments existing as of the date hereof that have been disclosed in Section 5.01(b)(ix) of the Company Disclosure Schedule, (ii) for Permitted Liens, (iii) sales of inventory or used equipment in the ordinary course of business consistent with past practice or (iv) the lapse or expiration of any registration of Company Intellectual Property at the end of its maximum statutory term;

(x) agree to any covenant limiting, in any material respect, the ability of the Company or any of its Subsidiaries to compete or engage in any line of business or to compete with any Person in any geographic area, or pursuant to which any material benefit or right would be required to be given or lost as a result of so competing or engaging, or which would have any such effect on Buyer or any of its Affiliates after the Effective Time;

(xi) change any of the accounting principles, methods or practices used by the Company materially affecting its assets, liabilities or business, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in the Company’s reports filed with the SEC;

(xii) except for borrowings under the Company Credit Facilities, and except for intercompany loans between the Company and any of its wholly-owned Subsidiaries or between any wholly-owned Subsidiaries of the Company, in each case in the ordinary course of business, (i) incur, issue, or otherwise become liable for additional Indebtedness, provided that the Company and its Subsidiaries may incur any such additional Indebtedness pursuant to this Section 5.01(b)(xii) so long as such additional Indebtedness is less than $2,000,000 in the aggregate and shall reasonably be expected to be fully refinanced at the Closing and would not reasonably be expected to prevent or materially delay the availability of the Debt Financing, (ii) modify in a manner adverse, in any material respect, to the Company or its Subsidiaries the terms of any material Indebtedness existing as of the date hereof, or (iii) assume, guarantee or endorse the obligations of any Person (other than a wholly-owned Subsidiary of the Company);

(xiii) make, change or revoke any material Tax election, amend any material Tax Return, change any Tax accounting period, adopt or change any method of Tax accounting, settle or compromise any Proceeding relating to Taxes for an amount materially in excess of the amount accrued or reserved therefor in the Company’s, or the applicable Subsidiary’s, financial statements, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of material Taxes (other than automatically granted extensions and extensions granted in the normal course of Tax audit management), enter into any “closing agreement” described in Section 7121 of the Code (or any corresponding provision of Applicable Law) or other ruling or written agreement with a Tax authority, surrender any right to claim a refund of material Taxes, or take any action (or fail to take any action) that could reasonably be expected to result in the Company or any of its Subsidiaries ceasing to be resident for Tax purposes in its jurisdiction of incorporation;

(xiv) incur any capital expenditures on an annualized basis in excess of the amounts budgeted for such expenditures in the Company’s annual budget adopted by the Company Board prior to the date of this Agreement and Made Available to Buyer;

(xv) enter into any Contract between the Company or any of its Subsidiaries, on the one hand, and any current director or officer of the Company or any Person (or any of their Affiliates) beneficially owning five (5) percent or more of the Company Securities, on the other hand, except for any commercial Contracts entered into on arm’s length terms in the ordinary course of business;

(xvi) (A) enter into any Contract or propose to enter into any Contract that would have been a Material Contract if it had been entered into prior to the date of this Agreement, or (B) amend or modify in any material respect, waive any material rights under, terminate (other than any termination in accordance with the terms of an existing Material Contract (or any Contract described in the foregoing clause (A)) and any termination as a result of a counterparty’s material breach), replace or release any Material Contract (or any Contract described in the foregoing clause (A)) in a manner materially adverse to the Company, except for any such actions taken in the ordinary course of business with respect to any such Contracts with customers or suppliers that require by their terms the payment or delivery of cash or other consideration by or to the Company or any of its Subsidiaries in an amount having an expected value less than $1,500,000 in the aggregate over the life of such Contracts;

(xvii) (A) except in connection with Transaction Litigation settled in accordance with the terms of this Agreement, enter into any settlement or other resolution of any pending or threatened Proceeding, other than any settlement or resolution that would solely involve payment (or an obligation to make a payment) by the Company or any of its Subsidiaries of less than $2,000,000 individually or $5,000,000 in the aggregate (net of insurance coverage) and that do not impose any material restrictions on the business or operations of the Company and its Subsidiaries taken as a whole, following the Closing or (B) enter into any settlement or other resolution of any pending or threatened Proceeding related to the matters set forth on Section 5.01(a)(xvii) of the Company Disclosure Schedule;

(xviii) cancel, materially reduce or terminate or fail to use commercially reasonable efforts to (A) keep in force material insurance policies and (B) in the event of a termination, cancellation or lapse of any material insurance policies, obtain replacement policies (which may be via self-insurance) providing insurance coverage with respect to the material assets, operations and activities of the Company and the Company Subsidiaries that is not materially less advantageous than the insurance coverage currently in effect;

(xix) implement or announce any employee layoffs, furloughs, reductions in force, plant closings, reductions in compensation or other similar actions that trigger notice obligations under the WARN Act;

(xx) waive or release any non-competition, non-solicitation, non-disclosure or other restrictive covenant obligations of any current or former employee or independent contractor of the Company or any of its Subsidiaries;

(xxi) disclose to any Person any trade secrets of the Company or any of its Subsidiaries (other than in the ordinary course of business pursuant to a reasonable, written confidentiality and non-disclosure agreement); or

(xxii) authorize, commit or agree to take any of the foregoing actions.

Notwithstanding the foregoing, nothing contained in this Agreement shall give to Buyer, directly or indirectly, rights to control or direct the operations of the Company and its Subsidiaries prior to the Effective Time.

Section 5.02 No Solicitation; Unsolicited Proposals.

(a) Subject to Section 5.03(b) and Section 5.03(c) and except as permitted by this Section 5.02, until the earlier to occur of the Effective Time or the termination of this Agreement pursuant to Section 7.01:

(i) the Company shall not, nor shall the Company permit any of its Subsidiaries to, and nor shall the Company authorize or permit any of its Representatives or any of its Subsidiaries’ Representatives to, and shall use reasonable efforts to cause its Representatives or any of its Subsidiaries’ Representatives not to, directly or indirectly (other than with respect to Buyer), (A) solicit, initiate, knowingly induce, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, relate to or that could reasonably be expected to lead to, an Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations with any Third Party regarding or relating to an Acquisition Proposal, or furnish to any Third Party information or provide to any Third Party access to the businesses, properties, assets or personnel of the Company or any of its Subsidiaries, in each case for the purpose of encouraging or facilitating or in circumstances which could reasonably be expected to lead to an Acquisition Proposal or (C) enter into any letter of intent, merger agreement, acquisition agreement, or other agreement (other than an Acceptable Confidentiality Agreement) with respect to or relating to an Acquisition Proposal or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by this Agreement; and

(ii) the Company shall, and shall cause its Subsidiaries to, and shall direct the Company’s and its Subsidiaries’ Representatives to, (A) immediately cease and terminate any existing solicitation, encouragement, facilitation, discussions or negotiations with any Third Party, theretofore conducted by the Company, its Subsidiaries or their respective Representatives with respect to an Acquisition Proposal, (B) immediately (but no later than twenty-four (24) hours after the date of this Agreement) cease providing any such Third Party access to non-public information of the Company and its Subsidiaries with respect to or relating to an Acquisition Proposal, and promptly (but no later than forty-eight (48) hours after the date of this Agreement) request that all non-public information with respect to or relating to an Acquisition Proposal previously provided by or on behalf of the Company or any of its Subsidiaries to any such Third Party be returned or destroyed in accordance with the applicable Acceptable Confidentiality Agreement and (C) immediately (but no later than twenty-four (24) hours after the date of this Agreement) terminate all access granted to any such Third Party to any physical or electronic data room or information (including access to the business, properties, assets, books, records or other non-public information or to personnel of the Company or any of its Subsidiaries).

(b) Notwithstanding anything to the contrary in this Section 5.02 or in Section 5.03, if, prior to obtaining the Company Shareholder Approval, (i) the Company receives a bona fide written Acquisition Proposal from a Third Party, (ii) such Acquisition Proposal did not result from a material breach of this Section 5.02 or Section 5.03 and (iii) the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal and, after consultation with the Company’s outside legal counsel, that the failure to take the following actions would be inconsistent with its fiduciary duties pursuant to Applicable Law, then the Company may (A) furnish information and data with respect to the Company and its Subsidiaries to the Third Party making such Acquisition Proposal (and its representatives, prospective debt and equity financing sources and/or their respective representatives) and afford such Third Party (and its representatives, prospective debt and equity financing sources and/or their respective representatives) access to the businesses, properties, assets and personnel of the Company and its Subsidiaries and (B) enter into, maintain and participate in discussions or negotiations with the Third Party making such Acquisition Proposal (and its representatives) regarding such Acquisition Proposal or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations (including by entering into an Acceptable Confidentiality Agreement with such Third Party for the purpose of receiving non-public information relating to such Third Party); provided, however, that the Company (1) will not, and will not permit its Subsidiaries to, and direct its or their Representatives not to, furnish any non-public information except pursuant to an Acceptable Confidentiality Agreement and (2) will promptly (and in any event within twenty-four (24) hours) provide to Buyer any non-public information concerning the Company or its Subsidiaries provided to such Third Party that was not previously provided to Buyer. Subject to the requirements of clauses (i) through (iii) of this Section 5.02(b), the Company and its Representatives may direct any Persons to this Agreement, including the specific provisions of this Section 5.02.

(c) From and after the date hereof, the Company shall as promptly as practicable (and in any event within twenty-four (24) hours) notify Buyer of the Company’s receipt of any Acquisition Proposal, which notification shall include a copy of the applicable written Acquisition Proposal (or, if oral, the material terms and conditions of such Acquisition Proposal) and the identity of the Third Party making such Acquisition Proposal. The Company shall thereafter keep Buyer reasonably informed on a reasonably current basis of the status of any material developments, discussions or negotiations regarding any such Acquisition Proposal, and the material terms and conditions thereof (including any change in price or form of consideration or other material amendment thereto), including by providing a copy of all material documentation relating thereto that is exchanged between the Third Party (or its Representatives) making such Acquisition Proposal and the Company (or its Representatives) within twenty-four (24) hours after receipt thereof.

(d) The Company agrees not to release or permit the release of any Person from, or to waive or permit the waiver or termination of any provision of, any standstill or similar agreement to which any of the Company or any of its Subsidiaries is a party, other than to the extent that the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s outside legal counsel, that failure to provide such waiver, release or termination would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law.

(e) The Company agrees that any action taken by (i) a director or officer of the Company or any of its Subsidiaries or (ii) any other Representative of the Company or any of its Subsidiaries, to the extent such Representative was acting at the direction of, in concert with, or with the prior Knowledge of the Company, that, if taken by the Company, would constitute a material breach of this Section 5.02 will be deemed to constitute a material breach by the Company of this Section 5.02. The Company will not authorize, direct or knowingly permit any Representative of the Company to breach this Section 5.02, and upon becoming aware of any breach or threatened breach of this Section 5.02 by a Representative of the Company, shall use its commercially reasonable efforts to stop such breach or threatened breach.

Section 5.03 Company Recommendation.

(a) Subject to Section 5.03(b) and Section 5.03(c), neither the Company Board nor any committee thereof shall (i) fail to make, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, in any manner adverse to Buyer, the Company Recommendation or take any action, or make any public statement, filing or release inconsistent with the Company Recommendation, (ii) adopt, approve, endorse, authorize or recommend, or publicly propose to adopt, approve, endorse, authorize or recommend, an Acquisition Proposal, (iii) fail to recommend against acceptance of any Third Party tender offer or exchange offer for Company Ordinary Shares within ten (10) Business Days after commencement of such offer or submit any Acquisition Proposal to a vote of the Company Shareholders, (iv) submit to a vote of the Company Shareholders, approve or recommend, or publicly propose to approve or recommend, or cause or permit the Company or any of its Subsidiaries to execute or enter into, any letter of intent, merger agreement, acquisition agreement, or other agreement with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement), (v) fail to issue a press release publicly reaffirming the Company Recommendation within ten (10) Business Days after the Company’s receipt of Buyer’s written request to do so; provided that the press release may state, if accurate, that the Company is in negotiations at the time of such press release (and such statement shall not be deemed an Adverse Recommendation Change), (vi) fail to include the Company Recommendation in the Proxy Statement or any shareholder circulars in relation to the Transaction, or (vii) resolve or publicly propose to take any action described in the foregoing clauses (i) through (vi) (each of the foregoing actions described in clauses (i) through (vii) being referred to as an “Adverse Recommendation Change”).

(b)

(i) Notwithstanding anything in this Agreement to the contrary, including Section 5.03(a), at any time prior to obtaining the Company Shareholder Approval, the Company Board or any duly authorized committee thereof may, if it determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law, (A) make an Adverse Recommendation Change (x) in response to either (1) a bona fide Superior Proposal that the Company has received that did not result from a material breach of this Section 5.03 (after taking into account the terms of any proposals, amendments or modifications made or agreed to by Buyer pursuant to this Section 5.03(b)) or (2) any fact, event, material change, development or circumstance with respect to the Company (other than any fact, event, material change, development or circumstance resulting from a material breach of this Agreement by the Company) that (a) was not known or reasonably foreseeable by the Company Board as of the date hereof (or, if known, the consequences of which were not known nor reasonably foreseeable) and becomes known by the Company Board after the date hereof and (b) does not relate to (I) an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating directly thereto; (II) the mere fact, in and of itself, that the Company meets or exceeds any internal or published or third-party projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date of this Agreement, or changes after the date of this Agreement in the market price or trading volume of the Company Ordinary Shares or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (II) may be considered and taken into account); (III) the public announcement, pendency and consummation of this Agreement or the Transaction or any actions required to be taken or to be refrained from being taken pursuant to this Agreement or (IV) the internal affairs of Buyer or any of its Affiliates; (such fact, event, change, development, circumstance or consequences thereof, an “Intervening Event”) and/or (B) if the Company has received a bona fide Superior Proposal that did not result from a material breach of this Section 5.03 (after taking into account the terms of any proposals, amendments or modifications made or agreed to by Buyer pursuant to this Section 5.03(b)), cause the Company to terminate this Agreement pursuant to Section 7.01(i) and authorize the Company to enter into a definitive agreement concerning a transaction that constitutes a Superior Proposal (which agreement shall be entered into concurrently with such termination), subject in each case to compliance with the terms of paragraph (ii) or (iii) below, as applicable.

(ii) In the case of a Superior Proposal, (x) no Adverse Recommendation Change pursuant to this Section 5.03(b) may be made and (y) no termination of this Agreement pursuant to Section 7.01(i) may be made:

(A) until after the fourth (4th) Business Day following written notice from the Company (x) advising Buyer that the Company Board or any duly authorized committee thereof (I) has received a Superior Proposal that did not result from a material breach of this Section 5.03 (after taking into account the terms of any proposals, amendments or modifications made or agreed to by Buyer pursuant to this Section 5.03(b)) and (II) intends to make an Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 7.01(i) (a “Notice of Superior Proposal”) and (y) specifying the reasons therefor, including, if applicable, the material terms and conditions of, and the identity of the Third Party making such Superior Proposal, and a copy of any relevant transaction documents (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Superior Proposal, which shall require a new notice period of three (3) Business Days, and compliance with this Section 5.03(b) with respect to such new notice);

(B) unless during such four (4) Business Day period (or three (3) Business Day period following an amended proposal), the Company shall, and shall direct its Representatives to, to the extent requested by Buyer, make itself available to engage in good faith negotiations with Buyer to make such adjustments to the terms and conditions of this Agreement, the Guarantee and the Financing Commitment Letters as would enable the Company Board or a duly authorized committee thereof to maintain the Company Recommendation and not make an Adverse Recommendation Change or terminate this Agreement;

(C) unless, prior to the expiration of such four (4) Business Day period (or three (3) Business Day period following an amended proposal), the Company Board or a duly authorized committee thereof determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel and giving effect to any proposals, amendments or modifications made or agreed to by Buyer, if any) that the failure to make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 7.01(i), as applicable, would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law and the Superior Proposal remains a Superior Proposal; and

(D) solely in the event of a termination of this Agreement pursuant to Section 7.01(i), the Company pays the Company Termination Payment to Buyer concurrently with the termination of this Agreement.

(iii) In the case of an Intervening Event, no Adverse Recommendation Change pursuant to this Section 5.03(b) may be made:

(A) until after the fourth (4th) Business Day following written notice from the Company advising Buyer that the Company Board or any duly authorized committee thereof intends to make an Adverse Recommendation Change, the material facts underlying the determination by the Company Board or a duly authorized committee thereof that an Intervening Event has occurred, including the material facts of the Intervening Event, and the reason for the Adverse Recommendation Change, in reasonable detail (a “Notice of Intervening Event”);

(B) unless during such four (4) Business Day period, the Company shall, and shall direct its Representatives to, to the extent requested by Buyer, make itself available to engage in good faith negotiations with Buyer to make such adjustments to the terms and conditions of this Agreement, the Guarantee and the Financing Commitment Letters as would enable the Company Board or a duly authorized committee thereof to maintain the Company Recommendation and not make an Adverse Recommendation Change or terminate this Agreement; and

(C) unless, prior to the expiration of such four (4) Business Day period, the Company Board or a duly authorized committee thereof determines in good faith, taking into consideration any amendments to this Agreement, the Guarantee and the Financing Commitment Letters proposed in writing by Buyer (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to effect an Adverse Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law.

(c) Nothing contained in Section 5.02 or this Section 5.03 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing a position required by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any disclosure to the Company’s shareholders if, in the good faith judgment of the Company Board or any duly authorized committee thereof, after consultation with the Company’s outside legal counsel, the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law or any disclosure requirements under Applicable Law, (iii) making any disclosure that constitutes a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) promulgated under the Exchange Act or (iv) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law; provided that, in all cases, including in the cases of the preceding clauses (i)-(iv), the Company shall not effect an Adverse Recommendation Change other than in accordance with Section 5.03(b).

Section 5.04 Responsibilities of the Parties in Respect of the Scheme of Arrangement.

(a) Company shall:

(i) prepare as promptly as reasonably practicable following the date hereof and prior to the Court hearing at which an order will be sought in relation to the convening of the Scheme Meeting, the shareholder document incorporating the Scheme of Arrangement (the “Scheme Document”), which may be included in the Proxy Statement, in accordance with Applicable Law, and all other documentation reasonably necessary to effect the Scheme of Arrangement and to convene the Scheme Meeting and the Company GM, and publish and post such Scheme Document to the Company Shareholders in accordance with the directions given at the Court meeting;

(ii) consult with Buyer as to the form and content of the Scheme Document and solely to the extent the Scheme Document reflects (A) terms that are inconsistent with the terms of this Agreement (including any obligations of Buyer) or (B) disclosures about Buyer (including communications or other actions by Buyer) leading to execution of this Agreement, seek and obtain the approval of Buyer (provided that the terms of the Scheme of Arrangement shall be in all material respects in the form set out in Exhibit A, subject to any amendment that the Parties agree to in accordance with Section 5.04(d)); provided further, that in no event shall the Company’s obligations pursuant to this Section 5.04(a)(ii) prevent the Company from complying with Applicable Law;

(iii) afford Buyer (or its nominated advisers) a period of not less than five (5) Business Days to review the Scheme Document in order to provide comments and take into consideration in good faith all comments reasonably proposed by Buyer;

(iv) not finalize or post the Scheme Document to the Company Shareholders on not less than five (5) Business Days’ advance written notice to Buyer;

(v) provide Buyer with drafts of the forms of proxy for use by the Company Shareholders at the Company GM and the Scheme Meeting (the “Forms of Proxy”), all the necessary evidence and pleadings in relation to the Scheme of Arrangement (the “Court Documentation”) and any supplemental circular or document required to be published or submitted to the Court in connection with the Scheme of Arrangement or any variation or amendment to the Scheme of Arrangement (a “Scheme Supplemental Document”), in each case prepared in accordance with Applicable Laws and customary practice;

(vi) afford Buyer (or its nominated advisers) a period of not less than five (5) Business Days to review each draft of all such documents detailed in clause (v) above and take into consideration in good faith all comments reasonably proposed by Buyer;

(vii) as promptly as reasonably practicable, notify Buyer of any matter of which it becomes aware that would reasonably be expected to materially delay or prevent filing of the Scheme Document or the Court Documentation; provided that any failure to comply with this Section 5.04(a)(vii) shall not constitute a breach or failure to perform by the Company with respect to the conditions set forth in Article 6, or give rise to any right of termination under Article 7;

(viii) as promptly as reasonably practicable, in each case after prior consultation with, and having taken into account the reasonable comments of the Buyer, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court for leave to convene the Scheme Meeting and settling with the Court the Scheme Document, the Forms of Proxy and any Scheme Supplemental Document and taking such other steps as may be required or desirable in connection with such applications, in each case as promptly as reasonably practicable), and use its reasonable best efforts so as to ensure that the hearing of such proceedings occurs as promptly as practicable in order to facilitate the dispatch of the Scheme Document and any Scheme Supplemental Document and seek such directions of the Court as it considers necessary or desirable in connection with the Scheme Meeting;

(ix) if deemed reasonably necessary by the Company Board in consultation with its outside legal counsel in order to assist with the satisfaction of the “head-count test” described in section 899 of the Companies Act, procure that certain beneficial holders of Company Ordinary Shares transfer some or all of their beneficially held Company Ordinary Shares from Cede & Co. to themselves and cause each such beneficial holders of Company Ordinary Shares to enter into an irrevocable undertaking;

(x) for the purpose of implementing the Scheme of Arrangement, instruct a King’s Counsel from Erskine Chambers;

(xi) procure the publication of any advertisements required by Applicable Law and dispatch of the Scheme Document, the Forms of Proxy and any Scheme Supplemental Document to Company Shareholders on the Register of Members of the Company on the record date as agreed with the Court (in accordance with Applicable Law and, in respect of the Scheme Meeting, with the consent of the Court), as promptly as reasonably practicable after the approval of the Court to dispatch the documents being obtained, and thereafter publish and/or post such other documents and information (the form of which shall be agreed between the Parties) as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with Applicable Law;

(xii) unless the Company Board has effected an Adverse Recommendation Change pursuant to and in accordance with Section 5.03, procure that the Scheme Document includes the Company Recommendation;

(xiii) include in the Scheme Document a notice convening the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Company Shareholder Resolutions and convene the Scheme Meeting and the Company GM, subject to the approval of the Court, for the date that is at least twenty-one (21) and no more than forty-five (45) calendar days after the dispatch of the Scheme Document (not counting the day notice of the Scheme Meeting is deemed received and the day of the Scheme Meeting itself);

(xiv) call, convene, hold and conduct the Scheme Meeting and the Company GM in compliance with this Agreement, the Company Articles of Association and Applicable Law and permit a reasonable number of representatives of Buyer and/or its financial and legal advisers to attend and observe the Scheme Meeting and the Company GM;

(xv) prior to the Scheme Meeting, keep Buyer informed on a regular basis prior to the Scheme Meeting of the number of valid proxy votes received in respect of resolutions to be proposed at the Scheme Meeting and/or the Company GM (with the number of valid proxy votes for and against being separately identified in respect of each resolution), and in any event provide such number as promptly as reasonably practicable following a request by Buyer or its Representatives, but not more than one time per Business Day;

(xvi) except as required by Applicable Law or the Court, not postpone or adjourn the Scheme Meeting and/or the Company GM; provided, however, that the Company may, without the consent of Buyer and only in accordance with the Company Articles of Association and Applicable Law, adjourn or postpone the Scheme Meeting and/or the Company GM (A) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not proposed or instigated by or on behalf of the Company, (B) in the case of adjournment by the chairman of the Scheme Meeting or Company GM where the chairman considers, acting reasonably, that to do so is necessary to ensure the orderly conduct of the meeting, (C) to the extent reasonably necessary to ensure that any required supplement or amendment to the Scheme Document is provided to the Company Shareholders, (D) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document), there are insufficient Company Ordinary Shares or Company Shareholders represented (either in person or by proxy) (x) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there is a sufficient number of Company Ordinary Shares or Company Shareholders represented to constitute a quorum or (y) to obtain the Company Shareholder Approval, but only until a meeting can be held at which there is a sufficient number of votes of the Company Shareholders to obtain the Company Shareholder Approval, or (E) in the event the Company Board has effected an Adverse Recommendation Change;

(xvii) following the Scheme Meeting and Company GM, assuming the Scheme of Arrangement and Company Shareholder Resolutions are duly passed (including by the requisite majorities required under section 899(1) of the Companies Act in the case of the Scheme Meeting) and all other conditions are satisfied or waived where applicable (with the exception of the condition set out in Section 6.01(b)), take all necessary steps on the part of the Company to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the Court to the Scheme of Arrangement as promptly as reasonably practicable thereafter;

(xviii) give such undertakings as are required by the Court in connection with the Scheme of Arrangement as are reasonably and commercially necessary or desirable to implement the Scheme of Arrangement;

(xix) on the Closing Date, deliver the Court Order, together with any confirmation received by the Company pursuant to Section 5.04(b)(vi), to the Registrar of Companies in England and Wales;

(xx) promptly provide Buyer with a copy of the resolutions passed at the Scheme Meeting, the Company Shareholder Resolutions and of each order of the Court (including the Court Order) once obtained, in each case no later than two (2) Business Days following the passing of such resolutions or the making of such order; and

(xxi) subject to the foregoing, take any other action reasonably necessary to make the Scheme of Arrangement effective as provided for or contemplated by this Agreement, provided that the Company shall, at all times, keep Buyer reasonably informed of the progress of the Scheme of Arrangement process and the expected timetable for the implementation thereof.

(b) Buyer shall:

(i) either (A) instruct counsel to appear on its behalf at the Court hearing to sanction the Scheme of Arrangement and undertake to the Court to be bound by the terms of the Scheme of Arrangement insofar as it relates to Buyer; or (B) notify the Company that it agrees to be represented by the Company’s counsel and undertake to the Court to be bound by the Scheme of Arrangement and provide such documentation or information as may reasonably be required by the Company’s counsel or the Court in relation to such undertaking, provided that neither clause (A) nor (B) shall oblige Buyer to waive any of the Conditions or treat them as satisfied;

(ii) subject to the terms of this Agreement, afford all such reasonable cooperation and assistance as may reasonably be requested of it by the Company in respect of the preparation and verification of any document required for the implementation of the Scheme of Arrangement or any other matter set forth in Section 5.04(a), including the provision to the Company of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Company may reasonably request (including for the purposes of preparing the Scheme Document or any Scheme Supplemental Document) and to do so in a timely manner; provided that this Section 5.04(b)(ii) shall not require Buyer to provide any information that is commercially or competitively sensitive or that would result in the loss of any legal privilege, and in such circumstances Buyer shall, to the extent permitted by Applicable Law, provide such information on an outside counsel only basis;

(iii) review and provide comments (if any) in a reasonably timely manner on all such documentation submitted to it;

(iv) as promptly as reasonably practicable, notify the Company of any matter of which it becomes actually aware that would reasonably be expected to materially delay, materially impair or prevent filing of the Scheme Document or the Court Documentation; provided that any failure to comply with this Section 5.04(b)(iv) shall not constitute a breach or failure to perform by Buyer with respect to the conditions set forth in Article 6, or give rise to any right of termination under Article 7;

(v) as soon as reasonably practicable after the date thereof, apply to His Majesty’s Revenue & Customs for confirmation that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve tax and include in such application an undertaking to present the relevant instrument(s) of transfer to His Majesty’s Revenue & Customs, together with payment of any applicable stamp duty, for stamping; and

(vi) as soon as reasonably practicable following receipt of confirmation from His Majesty’s Revenue & Customs referred to in Section 5.04(b)(v), deliver a copy of such confirmation to the Company.

(c) Notwithstanding anything to the contrary in this Agreement, Buyer and the Company shall cooperate to schedule and convene the Scheme Meeting and Company GM for the same date.

(d) If either Buyer or the Company (each acting reasonably) considers that an amendment should be made to the provisions of the Scheme of Arrangement or the Scheme Document in order to implement the Transaction in as efficient a manner as practicable either prior to or after consideration by the Court (including in respect of any amendment imposed by the Court), it may notify the other Party and the Parties shall be obliged to consider and negotiate, acting reasonably and in good faith, such amendment; provided that (i) no Party shall be required to consider and negotiate in good faith any amendment that would materially and adversely affect it, its shareholders or the likelihood of consummation of the Transaction and (ii) each Party recognizes that any amendments may require the recommencement of the Court approval process and/or a new notice of the Scheme Meeting or other shareholder circular to be sent.

(e) As promptly as reasonably practicable following the date of this Agreement (and in any event within thirty (30) days following the date hereof), the Company shall (with the participation, assistance and cooperation of Buyer as reasonably requested by the Company) take all action reasonably necessary to prepare and file with the SEC, in accordance with Applicable Law and the organizational documents of the Company and its Subsidiaries, as applicable, proxy materials which shall constitute the Scheme Document and the preliminary proxy statement relating to the Scheme Meeting and the Company GM for the purpose of passing the Company Shareholder Resolutions (such proxy materials and proxy statement, as amended or supplemented from time to time, the “Proxy Statement”). The Company shall use reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable after filing. Buyer shall, upon the Company’s request, promptly furnish to the Company all information concerning itself, its Subsidiaries, directors and officers and (to the extent reasonably available to Buyer or its Subsidiaries) such other information concerning Buyer as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made to the SEC or NYSE in connection with the Proxy Statement. Other than in the case of an Adverse Recommendation Change pursuant to Section 5.03, no filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Buyer and its counsel a reasonable opportunity to review and comment thereon (which comments shall be considered by the Company in good faith). The Company will advise Buyer promptly after it receives any oral or written request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and will promptly provide Buyer with copies of any written communication from the SEC or any state securities commission with respect thereto. Each of the Company and Buyer shall ensure that the information provided by it for inclusion in the Proxy Statement (and any supplement required thereto) at the time of mailing thereof and at the time of the Scheme Meeting and the Company GM will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will ensure that the Proxy Statement (and any supplement required thereto) at the time of mailing thereof and at the time of the Scheme Meeting and the Company GM will (with the assistance and cooperation of Buyer as reasonably requested by Company) comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and any applicable provisions of the Companies Act. If at any time prior to the receipt of the Company Shareholder Approval, any information relating to the Company, Buyer, or any of their respective Affiliates, officers or directors, should be discovered by the Company or Buyer that should be set forth in an amendment or supplement to the Proxy Statement, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall promptly be prepared and filed with the SEC and, to the extent required under Applicable Law, disseminated to the Company Shareholders.

(f) For the avoidance of doubt, Buyer may not elect to implement the acquisition of the entire issued share capital of the Company as contemplated by this Agreement by means of a takeover offer within the meaning of section 974 of the Companies Act, or otherwise announce any such takeover offer in respect of the Company, at any time without the Company’s prior written consent (to be granted in the Company’s sole discretion).

Section 5.05 Access to Information. Subject to Applicable Law, Section 5.11 and Section 5.16, upon reasonable notice, throughout the period starting on the date hereof and ending on the earlier to occur of (x) the Effective Time or (y) the date this Agreement is terminated in accordance with its terms, the Company shall (and shall cause its Subsidiaries to) afford Buyer and its Representatives reasonable access during normal business hours to its books, officers, properties, Contracts and records, in each case solely for purposes of effectuating or consummating the transactions contemplated hereby or integration and transition planning relating thereto. The foregoing shall not require the Company or its Subsidiaries to (a) provide access to any inspection or information that would violate any of its obligations with respect to confidentiality in effect as of the date hereof (provided that the Company shall use its commercially reasonable efforts to obtain the required consent of any such counterparty to such access or disclosure, but in no event shall the Company be obligated to pay any amount of money to any Person to obtain the required consent of such counterparty to such access or disclosure or otherwise provide), (b) provide access to or otherwise make available or furnish any information if and to the extent that the provision of such information in the good faith judgment of the Company based on advice of counsel would reasonably be expected to give rise to the waiver of any attorney-client, work product or other legal privilege or trade secret protection (it being agreed that the Company shall give notice to Buyer of the fact that it is withholding such information or documents and thereafter the Company and Buyer shall use their respective commercially reasonable efforts to cause such information (or as much of it as possible) to be provided in a manner that would not reasonably be expected to violate such restriction or waive the applicable privilege or trade secret protection), (c) provide access to or otherwise make available or furnish any information relating to the process conducted by the Company, including negotiations, that led to the execution of this Agreement and the transactions contemplated hereby (other than as required by this Agreement), (d) provide access to such documents or information that are reasonably pertinent to any adverse Proceeding between the Company and its Affiliates, on the one hand, and Buyer and its Affiliates, on the other hand, (e) to provide access to or otherwise make available or furnish any information if and to the extent that the provision of such information could in the judgment of the Company, based on advice of counsel, violate any Applicable Law or would result in a breach of a Contract to which the Company or any of its Subsidiaries are bound as of the date hereof, or (f) without limiting the obligations of the Company pursuant to Section 5.02, Section 5.03 and Section 5.04(e), any information related to the negotiation and transactions potentially competing with or alternative to the transactions contemplated by this Agreement or proposals from other third parties relating to any competing or alternative transactions (including Acquisition Proposals) and the actions of the Company Board (or any committee thereof) with respect to any of the foregoing (including an Adverse Recommendation Change), whether prior to or after execution of this Agreement (it being agreed that, in the case of clauses (a), (b), (d) and (e), the Company shall give notice to Buyer of the fact that it is withholding such information or documents and thereafter the Company and Buyer shall use their respective commercially reasonable efforts to cause such information to be provided in a manner that would not reasonably be expected to violate such restriction, policy or Applicable Law or waive the applicable privilege or protection). Notwithstanding anything herein to the contrary, (i) Buyer shall not, and shall cause its Representatives not to, contact any employee of the Company not involved in the negotiation of the transactions contemplated by this Agreement or any customer, technology or other partner, vendor or supplier of the Company in connection with the Transaction or any of the other transactions contemplated by this Agreement, in each case without the Company’s prior written consent, and Buyer acknowledges and agrees that any such contact shall be arranged and supervised by Representatives of the Company, (ii) any such access shall be conducted in such a manner as not to interfere with the normal business or operations of the Company or its Subsidiaries and (iii) in no event shall Buyer or any of its representatives be permitted to conduct any sampling of soil, sediment, ground water, surface water or building material in connection with any access pursuant to this Section 5.05 and (iv) no inspection or investigation pursuant to this Section 5.05 shall affect or be deemed to modify any representation or warranty made by the Company herein. Each of Buyer and the Company, as it deems advisable and necessary, may reasonably designate commercially sensitive material provided to the other as “Outside Counsel Only Material” or with similar restrictions, and such materials and the information contained therein shall be given only to the outside counsel of the recipient, or otherwise as the restriction indicates, and be subject to any additional confidentiality or joint defense agreement between the parties. Nothing in this Section 5.05 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures, policies and insurance requirements. All requests for information made pursuant to this Section 5.05 shall be directed to the General Counsel or other Person designated by the Company. All such information shall be deemed Confidential Information (as defined in the Confidentiality Agreement) under and be governed by the terms of the Confidentiality Agreement. Notwithstanding anything to the contrary in the Confidentiality Agreement, from and after the date hereof, no consent of the Company or any of its Affiliates shall be required for any Person who is a potential source of, or may provide equity, debt or any other type of financing, in each case, to become a Representative (as defined in the Confidentiality Agreement) of Wynnchurch thereunder; provided that Wynnchurch shall provide reasonable prior written notice to the Company identifying such Person and such Person shall be subject to the terms as a Representative (as defined in the Confidentiality Agreement) thereunder.

Section 5.06 Notice of Certain Events. Each of the Company and Buyer will give prompt notice to the other (and will subsequently keep the other informed on a reasonably current basis of any material developments related to such notice) upon its becoming aware of the occurrence or existence of any fact, event or circumstance that (a) with respect to the Company, has had or would reasonably be expected to have a Company Material Adverse Effect, (b) with respect to Buyer, has had or would reasonably be expected to have a Buyer Material Adverse Effect and/or (c) is reasonably likely to result in any of the conditions set forth in Article 6 not being able to be satisfied prior to the End Date. No notification given by any party pursuant to this Section 5.06 shall limit or otherwise affect any of the representations, warranties, covenants, obligations or conditions contained in this Agreement.

Section 5.07 Employee Matters.

(a) For a period of not less than twelve (12) months after the Closing Date (or until the termination of employment of the relevant Continuing Employee, if sooner), Buyer shall, or shall cause one of its Subsidiaries (including the Company following the Closing Date) to, provide each employee of the Company or its Subsidiaries immediately before the Effective Time who continues employment with Buyer or any Subsidiary of Buyer following the Closing Date (each a “Continuing Employee”) with (i) at least the same base salary or base hourly rate as was provided to each such Continuing Employee immediately prior to the Closing Date, (ii) short-term incentive compensation opportunities (including, annual target cash bonus and commission opportunities, but excluding long-term compensation opportunities and equity or equity-based compensation) that are at least as favorable, in the aggregate, as the short-term incentive compensation opportunities that were provided to each such Continuing Employee immediately prior to the Closing Date, (iii) severance entitlements that are no less favorable to each such Continuing Employee’s entitlements as in effect as of immediately prior to the Closing Date, and (iv) other employee benefits, (excluding, for this clause (iv), long-term incentive compensation opportunities (including equity and equity-based compensation), severance, nonqualified deferred compensation, defined benefit pension, and post-termination or retiree welfare benefits (together, the “Excluded Benefits”)) that are substantially comparable in the aggregate to those provided under a Company Employee Plan to each such Continuing Employee immediately prior to the Closing Date (subject to the same exclusions).

(b) From and after the Closing Date, Buyer shall, or shall cause one of its Subsidiaries (including the Company following the Closing Date) to, cause the service of each Continuing Employee to be recognized for purposes of eligibility to participate and vesting, levels of paid time off benefits (but not for benefit accruals under any defined benefit pension plan or for any purpose under any Excluded Benefit) and vesting under each compensation, severance, retirement, vacation, paid time off, fringe or other welfare benefit plan, program or arrangement of Buyer, the Company or any of their Subsidiaries (collectively, the “Buyer Benefit Plans”), but not including any equity compensation plans, programs, agreements or arrangements or any nonqualified deferred compensation, defined benefit pension, and post-termination or retiree welfare benefits or other Excluded Benefit, in which any Continuing Employee is or becomes eligible to participate, but solely to the extent service was credited to such employee for such purposes under a comparable Company Employee Plan immediately prior to the Closing Date and only to the extent such credit would not result in a duplication of benefits or compensation.

(c) From and after the Closing Date, with respect to each Buyer Benefit Plan that is an “employee welfare benefit plan” as defined in Section 3(1) of ERISA that is a group health plan in which any Continuing Employee is or becomes eligible to participate in the plan year in which the Closing occurs, Buyer shall, or shall cause one of its Subsidiaries (including the Company following the Closing Date) to, use commercially reasonable efforts to cause each such Buyer Benefit Plan that is a group health plan to, for the plan year in which the Closing occurs, (i) waive all limitations as to pre-existing conditions, waiting periods, required physical examinations and exclusions with respect to participation and coverage requirements applicable under such Buyer Benefit Plan for such Continuing Employees and their eligible dependents to the same extent that such pre-existing conditions, waiting periods, required physical examinations and exclusions would not have applied or would have been waived under the corresponding Company Employee Plan in which such Continuing Employee was a participant immediately prior to his or her commencement of participation in such Buyer Benefit Plan; provided, however, that for purposes of clarity, to the extent such benefit coverage includes eligibility conditions based on periods of employment, Section 5.07(b) shall control; and (ii) provide each Continuing Employee and their eligible dependents with credit for any co-payments and deductibles paid in the calendar year that, and prior to the date that, such Continuing Employee commences participation in such Buyer Benefit Plan in satisfying any applicable co-payment, deductible or out-of-pocket maximum requirements under such Buyer Benefit Plan for the applicable calendar year, to the extent that such expenses were recognized for such purposes under the comparable Company Employee Plan.

(d) Nothing in this Section 5.07 or this Agreement shall be deemed to: (i) guarantee employment for any period of time or preclude the ability of Buyer, the Company or their respective Subsidiaries to terminate the employment of any Continuing Employee; (ii) establish, terminate or amend any Buyer Benefit Plan or Company Employee Plan, or limit the ability of Buyer or any of its Affiliates (including following the Closing the Company or any of its Subsidiaries) to modify, amend or terminate any benefit or compensation plan, program, contract, policy, agreement or arrangement; or (iii) require Buyer, the Company or any of their Affiliates to continue or amend any particular benefit plan before or after the consummation of the transactions contemplated in this Agreement, and any such plan may be amended or terminated in accordance with its terms and Applicable Law. Nothing in this Section 5.07 shall create any rights or remedies (including any third-party beneficiary rights) in any Person not a Party. Notwithstanding anything in this Agreement to the contrary, the terms and conditions of employment for any Continuing Employees covered by a Labor Agreement shall be governed by the applicable Labor Agreement until the expiration, modification or termination of such Labor Agreement in accordance with its terms or applicable Law.

Section 5.08 Takeover Laws. If any “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Applicable Law becomes or is deemed to be applicable to the Company, Buyer or the Transaction or any other transaction contemplated by this Agreement, then each of the Company, Buyer and their respective Boards of Directors shall grant such approvals and take such actions within their respective authority as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to render such anti-takeover Applicable Law inapplicable to the foregoing.

Section 5.09 Voting of Shares. Buyer shall vote, or cause to be voted, any Company Ordinary Shares beneficially owned by it or any of its Affiliates in favor of approving the Scheme of Arrangement and passing the Company Shareholder Resolutions.

Section 5.10 Director and Officer Liability.

(a) For six (6) years after the Effective Time, Buyer shall cause to be maintained officers’ and directors’ liability insurance in respect of acts, errors or omissions occurring prior to the Effective Time covering each such person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect as of the date of this Agreement; provided, however, that in satisfying its obligation under this Section 5.10(a), Buyer shall not be obligated to pay annual premiums in excess of 300% of the amount paid by the Company for coverage in its last full fiscal year for such insurance (the “Current Premium”) and if such premiums for such insurance would at any time exceed 300% of the Current Premium, then Buyer shall cause to be maintained policies of insurance that, in Buyer’s good faith judgment, provide the maximum coverage available at an annual premium equal to 300% of the Current Premium. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company prior to or after the Effective Time, which policies provide such persons currently covered by such policies with coverage for an aggregate period of up to six (6) years with respect to claims arising from acts, errors or omissions that occurred on or before the Effective Time, including in respect of the transactions contemplated by this Agreement; provided that such premiums for such insurance do not exceed 300% of the Current Premium with respect to each such coverage. The Company may also purchase prepaid “tail” or “runoff” policies for any other “claims-made” liability insurance coverage, including employment practices liability, professional liability and cyber and data security liability coverages; provided that such premiums for such insurance do not exceed 300% of the amount paid by the Company for coverage in its last full fiscal year for such insurance (“Other Tail Premium”), and if such premiums for such insurance exceed 300% of the Other Tail Premium with respect to each such coverage, then the Company may procure prepaid “tail” or “runoff” policies that, in the Company’s good faith judgment (following consultation with and the prior written approval of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed)), provide the maximum coverage available with such limit. If any such prepaid policies described in this Section 5.10(a) have been obtained by the Company prior to the Effective Time, then Buyer shall make reasonable best efforts to cause to be maintained any and all such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

(b) From and after the Effective Time, each of Buyer and the Company shall cause the Company to: (i) indemnify (including advancement of expenses) and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or any of its Subsidiaries or otherwise (each an “Indemnified Party”) for any and all costs and expenses (including reasonable and documented out-of-pocket fees and expenses of legal counsel, which shall be advanced as they are incurred; provided that the Indemnified Party shall have made a sufficient undertaking to repay such expenses if it is ultimately determined that such Indemnified Party was not entitled to indemnification), judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or incurred by such Indemnified Party in connection with or arising out of any action, suit or other Proceeding (whether civil or criminal) in which such Indemnified Party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (an “Indemnified Party Proceeding”) (A) by reason of such Indemnified Party’s being or having been such director, officer or employee of the Company or any of its Subsidiaries or otherwise in connection with any action taken or not taken at the request of the Company or any of its Subsidiaries or (B) arising out of such Indemnified Party’s service in connection with any other corporation or organization for which he or she serves or has served as a director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan), in each of (A) or (B), whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened and at, or at any time prior to, the Effective Time (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated by this Agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party), to the fullest extent permitted under Applicable Law; and (ii) fulfill and honor in all respects the obligations of the Company pursuant to: (x) each indemnification provision set forth in any Contract in effect as of the date hereof between the Company or any of its Subsidiaries and any Indemnified Party; and (y) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the articles of association, certificate of incorporation, bylaws or similar organizational documents of the Company or any of its Subsidiaries as in effect on the date hereof. Buyer’s obligations under the foregoing clauses (i) and (ii) shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period shall continue until the final disposition of such claim. From and after the Effective Time, Buyer shall guarantee the prompt payment of its obligations under this Section 5.10.

(c) During the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Buyer shall cause the organizational documents of the Company and any of its successors or assigns to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable to those subject to those provisions as the indemnification, exculpation and advancement of expenses provisions set forth in the organizational documents of the Company as of the date hereof.

(d) If Buyer, the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case proper provision shall be made so that the successors and assigns of Buyer or the Company, as the case may be, shall assume the obligations set forth in this Section 5.10.

(e) The provisions of this Section 5.10 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under any certificate of incorporation or bylaws, by contract or otherwise. The obligations of Buyer under this Section 5.10 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Party unless (x) such termination or modification is required by Applicable Law or (y) the affected Indemnified Party shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnified Parties shall be third party beneficiaries of this Section 5.10).

Section 5.11 Best Efforts.

(a) The Company and Buyer shall use, and shall cause their Subsidiaries to use, their best efforts to consummate and make effective the Transaction and the other transactions contemplated by this Agreement as promptly as possible after the date hereof, including the obtaining of all necessary actions or non-actions, waivers, consents approvals, and confirmations of non-jurisdiction from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all steps as may be necessary or advisable to obtain such approval or waiver from, or to avoid a Proceeding by, any Governmental Authority.

(b) In furtherance and not in limitation of the foregoing, each of the Company and Buyer (and their respective Subsidiaries, if applicable) shall: (i) promptly, but in no event later than ten (10) Business Days after the date hereof, file any and all notices, reports and other documents required to be filed by such party under the HSR Act with respect to the Transaction and the other transactions contemplated by this Agreement and shall use best efforts to promptly secure the expiration or termination of any applicable waiting periods under the HSR Act, and the Parties agree the filings shall not include a request for early termination of the waiting period; (ii) as promptly as reasonably practical make all filings, and use best efforts to timely obtain all consents, permits, authorizations, waivers, clearances, approvals and confirmations of non-jurisdiction, as applicable, and use best efforts to cause the expiration or termination of any applicable waiting periods, as may be required under any Foreign Investment Laws as set forth in Section 3.03 of the Company Disclosure Schedule; (iii) as promptly as reasonably practicable provide such information as may reasonably be requested by the U.S. Department of Justice (the “DOJ”) or the Federal Trade Commission (the “FTC”) under the HSR Act or by any other Governmental Authority, including under any Antitrust Laws or Foreign Investment Laws in connection with the Transaction and the other transactions contemplated by this Agreement, as well as any information required to be submitted to comply with a request for additional information in order to commence or end a statutory waiting period; and (iv) promptly take any and all actions and steps requested or required by any Governmental Authority as a condition to granting any consent, permit, authorization, waiver, clearance, approvals, and confirmations of non-jurisdiction and to cause the prompt expiration or termination of any applicable waiting period and to resolve such objections, if any, as the FTC and the DOJ, or other Governmental Authorities of any other jurisdiction for which consents, permits, authorizations, waivers, clearances, approvals and expirations or terminations of waiting periods are required with respect to the Transaction and the other transactions contemplated by this Agreement; provided that the Company and its Subsidiaries will only be required to take or commit to take any such action, or agree to any such condition or restriction, if such action, commitment, agreement, condition or restriction is binding on the Company or its Subsidiaries only in the event the Closing occurs. Buyer shall pay all filing fees under the HSR Act and the Foreign Investment Laws, and the Company shall not be required to pay any fees or other payments to any Governmental Authority in connection with any filings under the HSR Act and the Foreign Investment Laws, in connection with the Transaction or the other transactions contemplated by this Agreement.

(c) Without limiting the generality of anything contained in this Section 5.11, each Party shall: (i) give the other Party prompt notice of the making or commencement of any request, inquiry or Proceeding by any Governmental Authority with respect to the Transaction and the other transactions contemplated by this Agreement; (ii) keep the other Party reasonably informed as to the status of any such request, inquiry or Proceeding; (iii) promptly inform the other Party of any communication to or from the FTC, DOJ or any other Governmental Authority to the extent regarding the Transaction and the other transactions contemplated by this Agreement, or regarding any such request, inquiry or Proceeding, and provide a copy of all written communications; and (iv) pull and re-file any notice under the HSR Act, extend any waiting period, or enter into an agreement not to consummate the Transaction for a period of time only with the prior written consent of the other Party. Subject to Applicable Law, in advance and to the extent practicable, each of Buyer or the Company, as the case may be, will consult the other on all the information relating to Buyer or the Company, as the case may be, and any of their respective Subsidiaries that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Authority in connection with the Transaction and the other transactions contemplated by this Agreement and shall incorporate all comments reasonably proposed by the other Party, as the case may be. In addition, except as may be prohibited by any Governmental Authority or by any Applicable Law, in connection with any such request, inquiry or Proceeding in respect of the Transaction and the other transactions contemplated by this Agreement, each Party will permit authorized Representatives of the other Party to be present at each meeting or conference relating to such request, inquiry or Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Authority in connection with such request, inquiry or Proceeding. The Parties shall jointly develop, consult and cooperate with one another regarding the strategy for obtaining any necessary approval of, or responding to any request from, inquiry by, or investigation by (including directing the timing, nature and substance of all such responses) any third party and/or Governmental Authority in connection with this Agreement and the other transactions contemplated by this Agreement, including determining the timing and content of any registrations, filings, agreements, forms, notices, petitions, statements, submissions of information, applications and other documents, communications and correspondence contemplated by, made in accordance with, or subject to this Section 5.11, provided that Buyer shall have final decision making authority with respect to all such strategy. Notwithstanding anything to the contrary in this Section 5.11, each Party may redact materials provided to the other party: (i) to remove competitively sensitive information or information concerning valuation, (ii) as necessary to comply with legal or contractual arrangements and (iii) as necessary to address reasonable attorney-client privilege or other privilege or confidentiality concerns (provided that, subject to applicable legal requirements, such material shall be provided to the other party’s counsel on an “external counsel” basis); provided further that the Parties shall not be required to share filings made under the HSR Act.

(d) In furtherance and not in limitation of the foregoing, Buyer agrees to promptly take, and to cause its Subsidiaries to take, any and all steps necessary or advisable to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals, confirmations of non-jurisdiction and waivers under Antitrust Laws and Foreign Investment Laws, so as to enable the Parties to consummate the Transaction and the other transactions contemplated by this Agreement as soon as practicable (and in any event no later than the End Date), including committing to or effecting, by consent decree, hold separate order, trust, or otherwise, the sale, divestiture, license, transfer, assignment or other disposition of, and agreeing to any behavioral undertaking, conditions, obligations, commitments, mitigations or restrictions with respect to, assets or businesses of the Company or its Subsidiaries, and stipulate to the entry of an Order or file appropriate applications with any Governmental Authority in connection with any of the foregoing (each action contemplated, a “Divestiture Action”), in each case, as may be necessary or required, to avoid the entry of, or to effect the dissolution of or vacate or lift, any Order or Proceeding that would otherwise have the effect of preventing consummation of the Transaction and the other transactions contemplated by this Agreement, and to ensure that no Governmental Authority with the authority to clear, authorize or otherwise approve consummation of the Transaction or the other transactions contemplated by this Agreement, fails to do so as promptly as practicable and in any event no later than the End Date, provided that nothing in this Agreement shall require Buyer to take any action pursuant to this Section 5.11(d) that would, individually or in the aggregate, materially impair Buyer’s expected financial benefits of the Transaction or result in a Company Material Adverse Effect. Buyer and the Company shall cooperate in any proposal, negotiation, or offer to commit and to effect, by consent decree, hold separate order or otherwise, any and all Divestiture Actions or otherwise to offer to take or offer to commit (and if such offer is accepted, commit to and effect) to take any Divestiture Action as may be required to resolve any Governmental Authority’s objections to the Transaction and the other transactions contemplated by this Agreement; provided, however, that the Company shall not be required to take any Divestiture Action that is not conditioned upon consummation of the Transaction.

(e) Buyer shall not, nor shall it permit its Subsidiaries to, acquire, whether by merging with or into, consolidating with, purchasing all or a portion of the assets of or all or a portion of the equity in, or otherwise, any business or corporation, partnership, or other business organization or division thereof or other Person (i) that owns, controls, or operates a business engaged in any line of business in which the Company or any of its Subsidiaries is engaged, or (ii) if such acquisition would reasonably be expected to, (A) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, the expiration, termination or waiver of any applicable waiting period or any consent, approval, permit, ruling, authorization, clearance or other approval pursuant to the Antitrust Laws and Foreign Investment Laws necessary to consummate the transactions contemplated hereby by the End Date, (B) materially increase the risk of any Governmental Authority entering an Order prohibiting the consummation of the transactions contemplated hereby, including the Transaction by the End Date, (C) materially increase the risk of not being able to remove any such Order on appeal or otherwise by the End Date, (D) delay, impair, impede, hinder, adversely affect or prevent the consummation of the transactions contemplated hereby, including the Transaction, by the End Date, or (E) cause any of the conditions set forth in Article 6 to fail to be satisfied or delay, impair, impede, hinder, adversely affect or prevent the ability of Buyer to consummate the transactions contemplated by this Agreement by the End Date.

Section 5.12 Transaction Litigation. The Company shall as promptly as reasonably practicable (and in any event within forty-eight (48) hours of learning of any Transaction Litigation) notify Buyer in writing of (including by providing copies of all pleadings with respect thereto), and shall give Buyer a reasonable opportunity to participate in the defense and settlement of, any Transaction Litigation. For purposes of this Section 5.12, “participate” means that the Company shall keep Buyer reasonably apprised of any material development and the proposed strategy and other significant decisions with respect to any Transaction Litigation and provide Buyer with copies of any proposed litigation papers at least forty-eight (48) hours prior to the Company filing any such papers (to the extent that the attorney-client privilege is not undermined or otherwise adversely affected), promptly provide Buyer with copies of all litigation papers filed in any Transaction Litigation, provide the opportunity for Buyer to offer advice, comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith, provide Buyer and its counsel the opportunity to participate with the Company in the defense, release, compromise, waiver or settlement of any Transaction Litigation, and jointly cooperate with Buyer in the proposed strategy and any other significant decisions with respect to the Transaction Litigation by the Company, with no such significant decisions being made without the prior written consent of the other. The Company shall not settle or agree to settle any such Transaction Litigation without Buyer’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Without otherwise limiting the Indemnified Parties’ indemnification rights, following the Effective Time, any Indemnified Party that is made party to any Transaction Litigation shall be entitled to participate in, but not control, the defense of such Transaction Litigation with counsel selected by such Indemnified Party that is acceptable to Buyer in its reasonable discretion.

Section 5.13 Public Announcements. The initial press release relating to this Agreement shall be a joint press release issued by the Company and Buyer, and thereafter, except with respect to any Adverse Recommendation Change or announcement made with respect to any Acquisition Proposal, Superior Proposal or related matters in accordance with the terms of this Agreement (in the case of the Company, in each case that complies with Section 5.02 and Section 5.03), the Company and Buyer shall consult with each other before issuing any press release or making any other public announcements, or scheduling a press conference or conference call with investors or analysts, with respect to this Agreement or the transactions contemplated by this Agreement and shall not issue any such press release or make any such other public announcement without the prior consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except as such release or announcement may be required by Applicable Law or any listing agreement under which or rule of any national securities exchange or association upon which the securities of the Company are listed, in which case the Party required to make the release or announcement shall consult with the other Party about, and allow the other Party reasonable time (taking into account the circumstances) to comment on, such release or announcement in advance of such issuance; provided, however, that notwithstanding the foregoing and for the avoidance of doubt, the Company shall not be required to consult with Buyer before issuing any press release or making any other public statement (x) solely to the extent expressly permitted under Section 5.03, with respect to its receipt and consideration of any Acquisition Proposal, Superior Proposal or “stop-look-and-listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, or (y) disseminating any communications principally directed to employees, customers, partners or vendors so long as such communications are in compliance with this Agreement (including Section 5.05) or substantively consistent with (and do not add additional material information to) previous releases, public disclosures, public statements or other communications made by the Parties not in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Section 5.13 shall limit the ability of Buyer or the Equity Investor to make customary communications that are principally directed to any existing or prospective general or limited partners, equity financing sources, equity holders, members and investors of Buyer, the Equity Investor or any of their respective Affiliates with respect to fundraising, marketing, informational or reporting activities, in each case, who are subject to confidentiality obligations to Buyer, the Equity Investor or their respective Affiliates.

Section 5.14 Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be reasonably required to cause any dispositions of Company Ordinary Shares (including the disposition, cancellation or deemed disposition of the Company Equity Awards) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Applicable Law.

Section 5.15 Financing.

(a) From the date of this Agreement until the earlier of the date of the termination of this Agreement and the Closing Date, Buyer shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Financing (after giving effect to all other available sources of cash) in an amount sufficient to fund the Financing Amounts on the date on which the Closing is required to occur pursuant to the terms hereof, including using its reasonable best efforts to (i) maintain in full force and effect the Financing Commitment Letters in accordance with the terms thereof, (ii) negotiate and enter into the definitive documentation related to the Debt Financing (the “Debt Financing Documents”), in each case, on terms and conditions not materially less favorable, in the aggregate, than those contained in the Debt Commitment Letter (including any “market flex” provisions contained in any related fee letter), (iii) satisfy on a timely basis or obtain a waiver of all conditions required to be satisfied by it in the Financing Commitment Letters and the Debt Financing Documents that are within its control and comply with its obligations thereunder; and (iv) enforce its rights under the Financing Commitment Letters.

(b) Buyer shall keep the Company informed on a reasonable basis and in reasonable detail of the status of its efforts to arrange the Financing. Buyer shall reasonably promptly notify the Company of any actual or threatened (in writing) material violation, material breach, material default, termination, withdrawal or repudiation by any party to the Financing Commitment Letters of which Buyer becomes aware. In the event that any portion of the Debt Financing required to pay the Financing Amounts becomes unavailable (or Buyer determines in good faith that it will not be available) after taking into account the available portion of the Financing in an amount less than the Financing Amounts (after giving effect to all other available sources of cash), Buyer shall promptly notify the Company and shall (i) use its reasonable best efforts to arrange for alternative financing from the same or alternative sources (the “Alternative Financing”) (x) on terms and conditions not materially less favorable, in the aggregate, to Buyer than those contained in the Debt Commitment Letter (including any “market flex” provisions contained in any related fee letter) and (y) in an amount sufficient, when taken together with the available portion of the Financing, to pay the Financing Amounts (after giving effect to all other available sources of cash) and (ii) provide the Company with a true and complete copy of any new debt commitment letter that provides for such Alternative Financing (it being understood that any fee letter in connection therewith may be redacted in a manner consistent with Section 4.08). Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 5.15 shall require, and in no event shall the reasonable best efforts of Buyer be deemed or construed to require, Buyer to (i) seek the Equity Financing from any source other than a counterparty (or an affiliate of a counterparty) to, or in any amount in excess of that contemplated by, the Equity Commitment Letter, (ii) pay any fees or other amounts applicable to the Debt Financing in excess of those contemplated by the Debt Commitment Letter (after giving effect to the “market flex” provisions in any related fee letter) or (iii) agree to any terms less favorable to Buyer than as set forth in the Debt Commitment Letter as of the date of this Agreement.

(c) Without prior written consent of the Company, Buyer shall not amend, modify, or waive any provision under, the Financing Commitment Letters if such amendment, modification or waiver would (i) reduce the aggregate principal amount of the Financing below the amount necessary to satisfy the Financing Amounts (after taking into consideration the amount of the remaining Financing and available cash of the Company and its Subsidiaries), (ii) add new conditions precedent or otherwise adversely modify any of the conditions precedent to the funding or investing of the Financing on the Closing Date as set forth in the Financing Commitment Letters on the date hereof, (iii) reasonably be expected to materially delay, impede or prevent the availability of all or a portion of the Financing on the Closing Date in an amount necessary to satisfy the Financing Amounts (after taking into consideration the amount of the remaining Financing and available cash of the Company and its Subsidiaries) or the consummation of the Closing and the transactions contemplated hereby, or (iv) adversely affect the ability of Buyer to enforce its rights against the other parties to the Financing Commitment Letters or the Debt Financing Documents; provided, that Buyer may amend or otherwise modify the Debt Commitment Letter without the consent from the Company to (A) add (or assign or reassign commitments and roles to) lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Commitment Letter as of the date hereof or (B) correct typographical errors. Buyer shall reasonably promptly provide the Company with a true and complete copy of any such amendment, modification or waiver (which may be redacted in a manner consistent with Section 4.08).

(d) To the extent Buyer obtains Alternative Financing or amends, modifies or waives any of the Financing Commitment Letters, in each case pursuant to this Section 5.15, references to the “Financing,” “Debt Financing,” “Equity Financing,” “Debt Financing Sources,” “Debt Financing Sources Related Parties,” “Debt Commitment Letter,” “Equity Commitment Letter,” and “Financing Commitment Letters” (and other like terms in this Agreement) shall be deemed to refer to such Alternative Financing, the financing sources and/or their related parties in respect thereof, the commitments thereunder and the agreements with respect thereto, or the Financing as so amended, modified or waived.

(e) Prior to the Closing, the Company shall use its reasonable best efforts to, and cause its Subsidiaries and each of its and its Subsidiaries’ respective Representatives to use their respective reasonable best efforts to, provide at Buyer’s sole cost and expense customary cooperation reasonably requested by Buyer in connection with arranging, obtaining and syndicating the Debt Financing, including using reasonable best efforts to: (i) as promptly as practicable furnish Buyer with the Required Financial Information and other information regarding the Company and its Subsidiaries and their respective businesses, (ii) assist Buyer and the Debt Financing Sources in their preparation of customary syndication and marketing materials, bank information memoranda, rating agency presentations, lender presentations and similar documents and any supplements thereto in connection with the Debt Financing, (iii) (A) cooperate with the marketing efforts for the Debt Financing and (B) assist Buyer in obtaining ratings in connection with the Debt Financing, (iv) cause members of senior management of the Company to participate in a reasonable number of meetings, conference calls, presentations, road shows, drafting sessions, due diligence sessions and sessions with rating agencies, at reasonable times and with reasonable advance notice, (v) facilitate the pledging of collateral and granting of guarantees for the Debt Financing, including using reasonable best efforts to deliver any original stock certificates and appropriate instruments of transfer and any original promissory notes and appropriate instruments of transfer that are intended to constitute collateral for the Debt Financing and to obtain releases of existing Liens; it being understood, in each case, that the effectiveness of such pledges and guarantees shall be conditioned upon the occurrence of, and are only effective as of or after, the Closing, (vi) furnish Buyer and the Debt Financing Sources at least five (5) Business Days prior to the Closing Date (solely to the extent requested by Buyer in writing at least eight (8) Business Days prior to the Closing Date) with all documentation and other information related to the Company and its Subsidiaries required by applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act and a beneficial ownership certificate for any entity that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (31 C.F.R. § 1010.230), (vii) facilitate the taking of customary corporate approvals reasonably requested by Buyer to permit the consummation of the Debt Financing on the Closing Date (it being understood that no such corporate or other action will take effect prior to the occurrence of, and are only effective as of or after, the Closing), (viii) assist Buyer in its preparation of, and facilitate execution and delivery as of but not prior to the Closing of, definitive financing documents (including any guarantee, pledge and security documents, currency or interest rate hedging arrangement, other definitive financing documents or other certificates or documents as may be reasonably requested by Buyer or the Debt Financing Sources, including insurance deliverables) and the schedules and exhibits thereto, it being understood that the effectiveness of such documents shall be conditioned upon the occurrence of, and are only effective as of or after, the Closing, (ix) execute customary authorization letters authorizing the distribution of information regarding the Company and its Subsidiaries to prospective lenders in connection with the Debt Financing and containing a customary representation that the public side versions of such documents do not include material non-public information about the Company or its Subsidiaries or their securities, and a customary representation as to the accuracy of the information contained in the disclosure and marketing materials related to the Debt Financing, subject to customary confidentiality provisions (which may include customary “click through” confidentiality arrangements or other confidentiality arrangements customary for syndication and arrangement procedures), and (x) otherwise reasonably cooperate with Buyer in its efforts to obtain the Debt Financing; provided, however, that (A) nothing herein shall require such cooperation to the extent it would (x) materially and unreasonably disrupt or interfere with the business or operations of the Company and/or its Subsidiaries or (y) reasonably be expected to (I) cause any condition to the Closing set forth in Article 6 to not be satisfied or otherwise cause any breach of this Agreement, (II) conflict with, violate, breach or otherwise contravene any Applicable Law, and (III) subject any of the Company’s or its Subsidiaries’ respective directors, managers, officers or employees to any actual or potential personal liability with respect to matters related to the Debt Financing, (B) unless the Buyer and such directors, officers and managers have agreed that such directors, officers and managers are to remain as directors, officers and managers of the Company or such Subsidiary, as applicable, on and after the Closing Date, none of the pre-Closing directors, officers or managers of the Company, acting in such capacity, shall be required to execute, deliver or enter into or perform any agreement, document or instrument, including any Debt Financing Document, with respect to the Debt Financing or adopt any resolutions approving the agreements, documents and instruments pursuant to which the Debt Financing is obtained, (C) none of the Company, the Company’s Subsidiaries or their respective Representatives shall be required to execute, deliver or enter into, or perform any agreement, document or instrument, including any Debt Financing Document, with respect to the Debt Financing that is not contingent upon the Closing or that would be effective prior to the Closing Date (in each case, other than any authorization letter referred to in clause (ix) above), (D) the Company shall not be required to deliver or obtain opinions of internal or external counsel, (E) nothing herein shall obligate the Company to provide or prepare any projections, pro forma financial statements or other forward-looking financial information, or to provide any financial information that is not readily available to the Company (other than the Required Financial Information) and (F) nothing herein shall obligate the Company to provide any information that would violate any binding third party obligation of confidentiality or result in a loss of attorney-client privilege or other similar privilege of the Company.

(f) Neither the Company nor any of its Subsidiaries nor any of their respective equityholders or Representatives shall be required to bear any cost or expense or to pay any commitment or other similar fee or make any other payment or incur or assume any other liability or provide or agree to provide any indemnity, in each case, prior to the Closing in connection with the Debt Financing or their performance of their respective obligations under this Section 5.15 (except to the extent the effectiveness of any such cost, expense, fee, payment, liability or indemnity is subject to and conditioned upon the occurrence of the Closing or otherwise promptly reimbursed by Buyer or with respect to the preparation of audited and other historical financial statements). Buyer shall indemnify, defend and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with their cooperation or efforts pursuant to this Section 5.15, the arrangement of the Debt Financing, the performance of their obligations under this Section 5.15 and any information utilized in connection therewith (other than (x) to the extent any of the foregoing was suffered or incurred as a result of the fraud, bad faith, gross negligence or willful misconduct of the Company, its Subsidiaries or any of its or their respective Representatives, in each case, as determined by a court of competent jurisdiction in a final and non-appealable decision or (y) with respect to the preparation of audited and other historical financial statements). Buyer shall, promptly upon written request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company in connection with the cooperation contemplated by this Section 5.15. Notwithstanding anything to the contrary contained herein, Buyer’s obligation to reimburse any such out-of-pocket costs contemplated by this Section 5.15 shall not exceed $1,000,000 in the aggregate.

(g) The Company hereby consents to the reasonable use of the logos and trademarks of the Company and its Subsidiaries in connection with the Debt Financing prior to the Closing; provided, that such logos and trademarks are used solely in a manner that is not intended to nor reasonably likely to (i) harm or disparage the Company or the reputation or goodwill of the Company or (ii) otherwise materially adversely affect the Company or any of its Subsidiaries.

(h) The parties hereto acknowledge and agree that the provisions contained in this Section 5.15 represent the sole obligation of the Company and its Subsidiaries with respect to cooperation in connection with the arrangement of any financing (including the Debt Financing) to be obtained by Buyer with respect to the transactions contemplated by this Agreement (including the Debt Commitment Letter), and no other provision of this Agreement (including any Exhibits hereto) or the Debt Commitment Letter shall be deemed to expand or modify such obligations.

(i) For the avoidance of doubt, without modifying any of the limitations set forth herein, Buyer may, to most effectively access the financing markets, request the cooperation of the Company and its Subsidiaries under this Section 5.15 at any time, and from time to time and on multiple occasions, between the date of this Agreement and the Closing.

Section 5.16 Confidentiality. Buyer and the Company hereby agree to continue to be bound by the non-disclosure agreement by and between Wynnchurch Capital, LP (“Wynnchurch”) and the Company set forth on Section 5.16 of the Company Disclosure Schedule (the “Confidentiality Agreement”). All information provided by or on behalf of the Company or its Subsidiaries pursuant to this Agreement (including in connection with the Debt Financing) will be kept confidential in accordance with the Confidentiality Agreement; provided, however, that Buyer will be permitted to disclose such information on a need-to-know basis to any Debt Financing Sources that may become parties to the documents evidencing the Debt Financing (and, in each case, to their respective counsel and auditors) so long as each such Person (a) agrees for the benefit of the Company to be bound by the Confidentiality Agreement as if a party thereto or (b) is subject to other confidentiality undertakings of which the Company is a third party beneficiary that are no less restrictive than the undertakings set forth in the Confidentiality Agreement.

Section 5.17 Director Resignations. Prior to the Closing, the Company shall use its reasonable best efforts to deliver to Buyer resignations executed by each director of the Company in office immediately prior to the Effective Time, which resignations shall be effective at the Effective Time.

Section 5.18 Listing Matters. Each of the Company and Buyer agrees to cooperate with the other Party in taking, or causing to be taken, all action necessary to delist the Company Ordinary Shares from NYSE and terminate its registration under the Exchange Act, provided that such delisting and termination shall not be effective until the Effective Time.

Section 5.19 Treatment of Company Debt. If requested by Buyer in writing no later than thirty (30) days prior to the Closing Date, the Company shall, and shall cause its Subsidiaries to, deliver all notices and take all other actions that are required to facilitate in accordance with the terms thereof the termination of all commitments outstanding under the Company Credit Facilities, the repayment in full of all obligations, if any, outstanding thereunder, the release of all Liens, if any, securing such obligations, and the release of any guarantees provided in connection therewith as of the Effective Time (collectively, the “Credit Facilities Termination”). No less than (a) five (5) Business Days prior to the Closing Date, the Company shall obtain draft payoff letters and (b) one (1) Business Day prior to the Closing Date, the Company shall obtain fully executed payoff letters, for the Company Credit Facilities in form and substance reasonably satisfactory to the Buyer, which payoff letters shall acknowledge the aggregate principal amount and all accrued but unpaid interest constituting such Indebtedness (the “Payoff Letters”). Notwithstanding anything herein to the contrary, in no event shall this Section 5.19 require the Company or any of its Subsidiaries to cause the Credit Facilities Termination to be effective unless and until the Effective Time has occurred.

Section 5.20 Control of Operations. Without in any way limiting any Party’s rights or obligations under this Agreement, the Parties understand and agree that (a) nothing contained in this Agreement shall give the Company or Buyer, directly or indirectly, the right to control or direct the other Party’s operations prior to the Effective Time and (b) prior to the Effective Time, each of the Company and Buyer shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 5.21 Tax Cooperation and Assistance. The Company shall (and shall procure that its Subsidiaries and its and their Representatives shall) provide such assistance and information as Buyer may reasonably request in order for Buyer to (a) discharge its obligations under this Agreement, including pursuant to Section 5.04(b)(v) (relating to UK stamp duty and stamp duty reserve tax) or (b) obtain any Tax clearance or consent which Buyer reasonably determines is required to be obtained by Buyer in order to give effect to the transactions contemplated by this Agreement.

Article 6
CONDITIONS TO THE TRANSACTION

Section 6.01 Conditions to the Obligations of Each Party. The obligation of each Party to consummate the Transaction and the other transactions contemplated by this Agreement is subject to the satisfaction or, to the extent permitted by Applicable Law, waiver in writing by each Party, at or prior to Closing, of the following conditions:

(a) the Company Shareholder Approval shall have been obtained at the Scheme Meeting and the Company GM;

(b) the Scheme of Arrangement shall have been sanctioned by the Court with or without modification (but subject to any non-de minimis modification being acceptable to both Parties acting reasonably and in good faith) and a copy of the Court Order shall have been delivered to Registrar of Companies in England and Wales;

(c) no Governmental Authority having jurisdiction over any Party shall have issued any Order that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transaction and no Applicable Law shall have been adopted that makes consummation of the Transaction illegal or otherwise prohibited; and

(d) (i) the applicable waiting period applicable to the Transaction under the HSR Act shall have expired or been terminated, (ii) the conditions set forth in Section 3.03 of the Company Disclosure Schedule, and (iii) all agreements between a Party and a Governmental Authority to delay or not consummate the transactions contemplated hereby shall have been rescinded, expired, terminated or otherwise closed.

Section 6.02 Conditions to the Obligations of Buyer. The obligation of Buyer to consummate the Transaction is subject to the satisfaction, or waiver in writing by Buyer, at or prior to Closing, of the following conditions:

(a) (i) the representations and warranties of the Company set forth in Section 3.01, Section 3.02, Section 3.22, Section 3.23, Section 3.24 and Section 3.25 shall be true and correct in all material respects on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date), (ii) the representations and warranties of the Company set forth in Section 3.05(a) and the first sentence of Section 3.05(c) shall be true and correct in all respects (other than de minimis inaccuracies) on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date), (iii) the representations and warranties of the Company set forth in Section 3.09(b)(ii) shall be true and correct in all respects on the date of this Agreement and the Closing Date as if made on each such date, and (iv) the other representations and warranties of the Company set forth in Article 3 shall be true and correct on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Company Material Adverse Effect;

(b) the Company shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing;

(c) Buyer shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company certifying that the conditions set forth in Section 6.02(a), Section 6.02(b) and Section 6.02(d) have been satisfied; and

(d) since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect.

Section 6.03 Conditions to the Obligations of the Company. The obligation of the Company to consummate the Transaction is subject to the satisfaction, or waiver in writing by the Company, at or prior to Closing, of the following conditions:

(a) (i) The representations and warranties of Buyer set forth in the first sentence in Section 4.01, Section 4.02 and Section 4.16 shall be true and correct in all material respects on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date), and (ii) the other representations and warranties contained in Article 4 shall be true and correct on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Buyer Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Buyer Material Adverse Effect;

(b) Buyer shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing; and

(c) the Company shall have received at the Closing a certificate signed on behalf of Buyer by an authorized officer of Buyer certifying that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.

Article 7
TERMINATION

Section 7.01 Termination. This Agreement may be terminated and the Transaction may be abandoned at any time prior to the Closing only as follows:

(a) by mutual written agreement of the Company and Buyer (notwithstanding any approval of this Agreement by the Company Shareholders);

(b) by either Buyer or the Company, upon written notice to the other party, if the Closing Date has not occurred on or before February 26, 2027 (the “End Date”) (notwithstanding any approval of this Agreement by the Company Shareholders); provided that the right to terminate this Agreement under this Section 7.01(b) shall not be available to any Party whose material breach of any provision of this Agreement has been the primary cause of, or primarily resulted in, the failure of the Transaction to be consummated by the End Date;

(c) by either Buyer or the Company, upon written notice to the other party, if at any time prior to the Effective Time, any Governmental Authority of competent jurisdiction shall have issued a final and non-appealable Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Transaction (notwithstanding any approval of this Agreement by the Company Shareholders); provided, however, the right to terminate this Agreement under this Section 7.01(c) shall not be available to any Party whose material breach of any provision of this Agreement has been the primary cause of, or primarily resulted in, such final and non-appealable Order or action enjoining, restraining or otherwise prohibiting the consummation of the Transaction;

(d) by either Buyer or the Company, upon written notice to the other Party, if the Court affirmatively declines or refuses to sanction the Scheme of Arrangement, unless the Company or Buyer appeals the decision of the Court within any applicable time limits, in which case such termination right pursuant to this Section 7.01(d) shall not be available until a final, non-appealable Order is given declining the Scheme of Arrangement;

(e) by either Buyer or the Company, upon written notice to the other Party, if the Scheme Meeting and the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and the Company Shareholder Approval shall not have been obtained;

(f) by Buyer, upon written notice to the Company, in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained herein that (i) would result in any condition set forth in Section 6.02 not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of the End Date or the thirtieth (30th) day following Buyer’s delivery of written notice describing such breach to the Company; provided, however, that Buyer shall not be entitled to terminate this Agreement pursuant to this Section 7.01(f) if Buyer’s material breach of its obligations under this Agreement, directly or indirectly, is the primary cause of, or primarily resulted in, the failure of the conditions set forth in Section 6.03(a) or Section 6.03(b) to be satisfied.

(g) by the Company, upon written notice to Buyer, in the event of a breach by Buyer of any representation, warranty, covenant or other agreement contained herein that (i) would result in any condition set forth in Section 6.03 not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of the End Date or the thirtieth (30th) day following the Company’s delivery of written notice describing such breach to Buyer; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.01(g) if the Company’s material breach of its obligations under this Agreement, directly or indirectly, is the primary cause of, or primarily resulted in, the failure of the conditions set forth in Section 6.02(a) or Section 6.02(b) to be satisfied.

(h) by Buyer, upon written notice to the Company, at any time prior to receipt of the Company Shareholder Approval, if (i) the Company Board shall have effected an Adverse Recommendation Change or (ii) the Company has materially or intentionally breached its obligations under Section 5.02.

(i) by the Company, upon written notice to Buyer, at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal that did not result from a material breach of Section 5.02 and in accordance with Section 5.03(b), and promptly following such termination, the Company enters into a definitive agreement with respect to such Superior Proposal; provided that concurrently with such termination, the Company pays the Company Termination Payment payable pursuant to Section 8.04(b); or

(j) by the Company, upon written notice to Buyer, if (A) the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition is then capable of being satisfied at the Closing on such date or the failure of which to be satisfied is attributable primarily to a breach by Buyer of its representations, warranties, covenants or agreements contained herein have been satisfied or waived, (B) Buyer is required to consummate the Transaction pursuant to Section 1.02, (C) Buyer fails to consummate the Transaction within three (3) Business Days after the date the Closing was required to occur pursuant to Section 1.02, and (D) the Company stood ready, willing and able to consummate the transactions contemplated by this Agreement on that date and the Company has irrevocably notified Buyer in writing at or prior to such date that (x) the Company stood ready, willing and able to consummate the Transaction on that date, and (y) all of the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing); provided that each such condition would have then been capable of being satisfied).

The Party desiring to terminate this Agreement pursuant to this Section 7.01 (other than pursuant to Section 7.01(a)) shall give written notice of such termination to the other Party setting forth in reasonable detail the provision of this Section 7.01 pursuant to which this Agreement is being terminated.

Section 7.02 Effect of Termination. If this Agreement is terminated pursuant to Section 7.01, this Agreement shall become void and of no effect without liability of any Party (or any Representative of such Party) to the other Party; provided, however, that the provisions of (a) this Section 7.02, (b) the last sentence of Section 5.05, (c) the last sentence of Section 5.11(b), (d) Section 5.13, (e) Section 5.15(f), (f) Section 5.16, and (g) Article 8 (other than Section 8.10(a), Section 8.10(b) and Section 8.10(c) except with respect to specific enforcement of the provisions which expressly survive termination of this Agreement in accordance with Section 8.10(a)) shall survive any termination hereof pursuant to Section 7.01. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the Company shall not be relieved or released from any liabilities or damages arising out of its Willful and Material Breach of any provision of this Agreement or any other agreement delivered in connection herewith. Notwithstanding anything in this Agreement to the contrary, under no circumstances will the amount payable by Buyer, Equity Investor, the Guarantor or any of their respective Affiliates, whether pursuant to this Agreement or the Guarantee, in connection with or following any termination of this Agreement exceed an amount equal to the sum of (x) the Buyer Termination Payment, plus (y) the Company Recovery Costs, plus (z) the Buyer Expenses (such sum, the “Buyer Liability Limit”). For the avoidance of doubt, (A) the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms and (B) the Guarantee (solely to the extent provided for therein) shall survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms. Notwithstanding anything to the contrary provided in this Agreement, including the foregoing provision of this Section 7.02, nothing shall relieve the Company from liability for Fraud.

Article 8
MISCELLANEOUS

Section 8.01 Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person, (ii) on the fifth (5th) Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date sent if sent by e-mail (provided that no transmission failure message is generated), in each case as follows:

if to Buyer, to:

Double Eagle Acquisition Buyer, Inc.
c/o Wynnchurch Capital, L.P.
6250 N. River Road, Suite 10-100
Rosemont, Illinois
Attention:	Greg Gleason, Brian Riordan and Dave Venker
Email:	ggleason@wynnchurch.com; briordan@wynnchurch.com;
dvenker@wynnchurch.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:	Joshua Kogan, P.C. and Marshall Shaffer, P.C.
Email:	joshua.kogan@kirkland.com; marshall.shaffer@kirkland.com
and to:

Kirkland & Ellis LLP
333 W Wolf Point Plaza
Chicago, IL 60654
Attention:	Katherine B. Kennedy
Email:	kate.kennedy@kirkland.com

if to the Company, to:

Luxfer Holdings PLC
3016 Kansas Avenue
Riverside, CA 92507

Attention:	Janelle Ramos
Email:	janelle.ramos@luxfer.com

with a copy to (which shall not constitute notice):

Fried, Frank, Harris, Shriver and Jacobson LLP
One New York Plaza
New York, NY 10004
Attention:	Christopher Ewan
David McDonald
Email:	christopher.ewan@friedfrank.com;
david.mcdonald@friedfrank.com

Section 8.02 Survival of Representations and Warranties. None of the representations, warranties or covenants in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Effective Time, except that this Section 8.02 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time, which shall survive to the extent expressly provided for herein.

Section 8.03 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party or, in the case of a waiver, by each Party against whom the waiver is to be effective; provided, however, that after receipt of the Company Shareholder Approval, if any such amendment or waiver shall by Applicable Law or in accordance with the rules and regulations of NYSE require further approval of the Company Shareholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Company Shareholders.

(b) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise expressly provided in this Agreement, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 8.04 Fees and Expenses.

(a) Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

(b) In the event that:

(i) this Agreement is terminated pursuant to Section 7.01(h) (or pursuant to Section 7.01(b) and at the time of such termination, Buyer could have terminated this Agreement pursuant to Section 7.01(h));

(ii) this Agreement is terminated pursuant to Section 7.01(i); or

(iii) this Agreement is terminated by either Buyer or the Company pursuant to Section 7.01(b) or Section 7.01(e), or by Buyer pursuant to Section 7.01(f) and (A) after the date hereof an Acquisition Proposal is made directly to the Company Shareholders or is otherwise publicly disclosed and, in each case of Section 7.01(e) or Section 7.01(f), not withdrawn within five (5) Business Days prior to any other termination pursuant to Section 7.01, and (B) within twelve (12) months after the date of such termination, the Company enters into a definitive agreement in respect of such Acquisition Proposal (whether or not such Acquisition Proposal is subsequently consummated) or an Acquisition Proposal is consummated (in each case, whether or not the Acquisition Proposal referenced in clause (A)); provided, that for purposes of this clause (iii), each reference to “20% or more” or “80% or less” in the definition of Acquisition Proposal shall be deemed to be references to “more than 50%” or “50% or less”, respectively; then the Company shall pay to Buyer the Company Termination Payment by wire transfer of same-day funds (x) in the case of Section 8.04(b)(i), within two (2) Business Days after such termination, (y) in the case of Section 8.04(b)(ii), concurrently with the termination of this Agreement pursuant to Section 7.01(i) (or no later than the next Business Day if such termination occurs on a day that is not a Business Day) and (z) in the case of Section 8.04(b)(iii), on the earlier of the date of such definitive Contract or such consummation of such Acquisition Proposal referenced in Section 8.04(b)(iii)(B). For the avoidance of doubt, any payment made by the Company under this Section 8.04(b) shall be payable only once with respect to Section 8.04(b) and not in duplication, even though such payment may be payable under one or more provisions hereof. In the event that Buyer shall receive full payment of the Company Termination Payment pursuant to this Section 8.04(b), the receipt of the Company Termination Payment and the Buyer Recovery Costs shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Buyer or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and except for the obligations of the Company pursuant to this Section 8.04(b) and Buyer’s right set forth in Section 8.10, the Company shall have no further liability, whether pursuant to a claim at law or in equity, to Buyer or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination (including for any Willful and Material Breach), and none of Buyer or any of its Affiliates or any other Person shall be entitled to bring or maintain any Proceeding against the Company or any of its Subsidiaries or Affiliates for damages or any equitable relief arising out of or in connection with this Agreement (other than equitable relief to require payment of the Company Termination Payment and any expenses pursuant to this Section 8.04(b)), any of the transactions contemplated by this Agreement or any matters forming the basis for such termination; provided that if the Company fails to pay the Company Termination Payment when due and Buyer commences a suit which results in a final, non-appealable judgment against the Company for the Company Termination Payment or any portion thereof, then the Company shall pay Buyer its costs and expenses (including reasonable attorney’s fees and disbursements) in connection with such suit, together with interest on the Company Termination Payment at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding) (the “Buyer Recovery Costs”); provided that in no event shall such cost, expenses and interest exceed $1,000,000 in the aggregate.

(c) In the event that this Agreement is terminated (i) by the Company pursuant to Section 7.01(g) or Section 7.01(j) or (ii) by Buyer pursuant to Section 7.01(b) and at the time of such termination the Company could have terminated this Agreement pursuant to Section 7.01(g) or Section 7.01(j), then, in any such case, Buyer shall pay to the Company the Buyer Termination Payment by wire transfer of same-day funds within three (3) Business Days after such termination. For the avoidance of doubt, any payment made by Buyer under this Section 8.04(c) shall be payable only once with respect to Section 8.04(c) and not in duplication, even though such payment may be payable under one or more provisions hereof. In the event that the Company shall receive full payment of the Buyer Termination Payment pursuant to this Section 8.04(c), the receipt of the Buyer Termination Payment shall be deemed to be liquidated damages and, other than with respect to Buyer’s reimbursement obligations with respect to Buyer Expenses, the sole and exclusive remedy for any and all losses or damages suffered or incurred by the Company or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination (including for any Willful and Material Breach), and except for the obligations of Buyer pursuant to Section 5.15 and this Section 8.04(c) (collectively, the “Buyer Expenses”), neither Buyer nor any of its Affiliates, financing sources, or any of their respective former, current or future directors, officers, employees, partners, managers, members, equityholders, Affiliates or Representatives (collectively, “Buyer Related Parties”) shall have any further liability, whether pursuant to a claim at law or in equity, to the Company and each of its former, current or future Affiliates, controlling persons, directors, officers, employees, equityholders, managers, agents, Representatives, successors and assigns (collectively, “Company Related Parties”) or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and none of the Company or any of the Company Related Parties or any other Person shall be entitled to bring or maintain any Proceeding against any Buyer Related Party for damages or any equitable relief arising out of or in connection with this Agreement, any of the transactions contemplated by this Agreement or any matters forming the basis for such termination (other than equitable relief to require payment of the Buyer Termination Payment and/or any Buyer Expenses); provided that if Buyer fails to pay the Buyer Termination Payment and/or any Buyer Expenses and the Company commences a suit which results in a final, non-appealable judgment against Buyer for the Buyer Termination Payment and/or any Buyer Expenses, or any portions thereof, then Buyer shall pay the Company its costs and expenses (including reasonable attorney’s fees and disbursements) in connection with such suit, together with interest on the Buyer Termination Payment and/or Buyer Expenses at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding) (the “Company Recovery Costs”); provided that in no event shall such Company Recovery Costs exceed $1,000,000 in the aggregate. Buyer acknowledges and agrees that the Company’s right to receive the Buyer Termination Payment pursuant to this Agreement shall not limit or otherwise affect the Company’s right to seek specific performance solely to the extent provided in Section 8.10 prior to a termination of this Agreement. For the avoidance of doubt, while the Company may pursue both a grant of specific performance prior to the termination of this Agreement, and the payment of the Buyer Termination Payment, if applicable, following a termination of this Agreement, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to cause the Closing to occur and all or any portion of the Buyer Termination Payment.

(d) If Buyer fails to effect the Closing or otherwise breaches this Agreement or fails to perform hereunder, and in each case the Closing has not occurred, in no event shall the Company or any Company Related Party seek, or permit to be sought, any monetary remedies from any Buyer Related Party in connection with this Agreement or any of the transactions contemplated hereby (including the Financing), other than (without duplication) (x) the obligation of Buyer to pay the Buyer Termination Payment (plus any Company Recovery Costs payable) to the extent provided in Section 8.04(c), (y) to the extent that the Buyer Termination Payment (plus any Company Recovery Costs payable) has not been paid in full by Buyer in accordance with Section 8.04(c), from the Guarantor in accordance with the Guarantee (provided, that in such case, the aggregate amount payable under this Agreement or in connection with the transactions contemplated hereby shall not exceed an amount equal to the portion of the Buyer Termination Payment (plus any Company Recovery Costs payable) that has not already been paid, if any) and (z) any Buyer Expenses to the extent payable pursuant to Section 5.15(f). Nothing in this Section 8.04 shall in any way expand or be deemed to expand the circumstances in which Buyer or any Buyer Related Party may be liable under this Agreement or any of the transactions contemplated hereby (including the Financing).

Section 8.05 VAT and Transfer Taxes.

(a) Where under the terms of this Agreement one party is liable to indemnify or reimburse another party in respect of costs, charges or expenses, the payment shall include an amount equal to any VAT thereon not otherwise recoverable by the other party or the representative member of any VAT group of which it forms part.

(b) The parties anticipate and shall use reasonable commercial endeavours to secure that any Company Termination Payment or any Buyer Termination Payment (each a “Termination Payment”) is not and will not be treated as consideration for a taxable supply for VAT purposes. However, if a Taxing Authority successfully asserts that a Termination Payment is consideration in whole or in part for a taxable supply for VAT purposes then:

(i) if a relevant Taxing Authority successfully asserts that the Termination Payment is consideration for a taxable supply in respect of which the payee is liable to account for VAT then (A) if such VAT is not (or would not be) recoverable by the payer (if paid by the payer) by deduction or refund of input VAT, no additional amount shall be paid by such payee in respect of VAT and the Termination Payment shall be VAT inclusive; or (B) if and to the extent that such VAT is (or is reasonably expected to be) wholly or partly recoverable by the payer by deduction or refund of input VAT, the amount of the Termination Payment shall be increased to take account of such recoverable VAT (but not any irrecoverable VAT, with respect to which (A) shall apply); and

(ii) if under a reverse charge mechanism the Termination Payment is determined by a relevant Taxing Authority to be consideration for a taxable supply in respect of which the payer is liable to account for VAT then, to the extent that any VAT chargeable on the supply is not recoverable by the payer by deduction or refund of input VAT, the amount of the Termination Payment shall be reduced to take account of such irrecoverable VAT, such that in either case after making any such adjustments the aggregate of (x) the total amount of the Termination Payment paid to the payee, plus (y) any irrecoverable VAT incurred under a reverse charge mechanism by the payer shall be equal to the amount that the Termination Payment would have been in the absence of any VAT.

(c) Such adjusting payment or payments as may be required to give effect to Section 8.05(b) shall be made ten (10) Business Days after the date on which the assertion by the relevant Taxing Authority which results in such payment being required has been communicated to the party required to make the payment (together with such evidence of it as is reasonable in the circumstances to provide and, where Section 8.05(b)(i) applies, together with the provision of a valid VAT invoice) or, if later, (in the case of Section 8.05(b)(i)) ten (10) Business Days after the VAT is recovered or (in the case of Section 8.05(b)(ii)), ten (10) Business Days before VAT is required to be accounted for. References in this Section to the payer and the payee include, where applicable, references to a member of any group of which such entity is a member for VAT purposes.

(d) All transfer, documentary, sales, use, stamp, stamp duty reserve, registration, value-added and other similar Taxes, duties and fees (the “Transfer Taxes”) arising as a result of the entry into or implementation of this Agreement or Scheme Document or incurred in connection with the transactions contemplated by this Agreement (including the transfer of the Company Ordinary Shares, or with respect to any instrument effecting such transfer) shall be timely paid by Buyer. Buyer shall timely prepare and file, at Buyer’s expense (i) all Tax Returns and other documentation with respect to such Transfer Taxes, and (ii) any Tax clearances or consents to mitigate any United Kingdom stamp duty or stamp duty reserve tax in connection with the transactions contemplated by this Agreement (including confirmation from His Majesty’s Revenue & Customs that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve tax).

Section 8.06 Assignment; Benefit. This Agreement shall not be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Party; provided that the rights, interests and obligations of Buyer may be assigned as collateral to any Persons providing the Debt Financing or any agent or collateral trustee for such Persons for the purpose of securing the Debt Financing (or any subsequent financing sources). Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any Person other than the Parties or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except following the Closing for the provisions of Article 2 concerning payment of the Aggregate Transaction Consideration, Section 5.10, Section 5.15, and Section 8.10(c) which provisions shall inure to the benefit of the Persons or entities benefiting therefrom who shall be third party beneficiaries thereof and who may enforce the covenants contained therein.

Section 8.07 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby (whether based in contract, tort, or otherwise), including the applicable statute of limitations, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of the State of Delaware; provided that, notwithstanding the foregoing, any provisions in this Agreement (w) respecting the implementation, effect and consequence of the Scheme of Arrangement, (x) which expressly reference the Laws of England and Wales or the Companies Act, or (y) which relate to the fiduciary or other duties of any officer or director of the Company, in each case shall be interpreted, construed and governed by and in accordance with the Laws of England and Wales without regard to the conflicts of law rules of England and Wales.

Section 8.08 Jurisdiction. The Parties agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in the Delaware Court of Chancery, New Castle County, or if that court does not have jurisdiction or declines to exercise jurisdiction, a federal court sitting in the State of Delaware, or if that court does not have jurisdiction or declines to exercise jurisdiction, the Delaware Superior Court, New Castle County, and any applicable appellate courts relating to any of the foregoing (the “Delaware Courts”). Each Party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts in respect of any legal or equitable Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by such courts. Each Party agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be properly served or delivered if delivered in the manner contemplated by Section 8.01 or in any other manner permitted by law. Notwithstanding the foregoing provisions of this Section 8.08, nothing herein shall prevent the implementation and enforcement of the Scheme of Arrangement before the Court and, to the extent required by Applicable Law, the Court shall have exclusive jurisdiction with respect of such matters.

Section 8.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT (INCLUDING ANY EXHIBITS) BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09.

Section 8.10 Specific Performance.

(a) The Parties agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages or other legal remedies would not be an adequate remedy for any such harm. Subject to the terms of this Section 8.10(a), the Parties agree that unless and until this Agreement is terminated in accordance with Section 7.01, (i) the Parties shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 8.08 to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions of this Agreement (other than Buyer’s obligation to effect the Transaction or the Closing, which shall be governed by the next sentence), without bond or other security being required, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement, and without that right, neither the Company nor Buyer would have entered into this Agreement. Notwithstanding anything to the contrary in this Agreement, the Parties further agree that unless and until this Agreement is terminated in accordance with Section 7.01, the Company shall be entitled to an injunction, specific performance or other equitable remedy to specifically enforce Buyer’s obligations to effect the Closing on the terms and conditions set forth herein in the event that (A) the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date) have been satisfied or waived, (B) the Debt Financing is available to be funded at the Closing and has been funded or will be funded if the Equity Financing is funded at the Closing, (C) Buyer is required to consummate the Closing pursuant to Section 1.02, (D) the Company stands ready, willing and able to consummate the transactions contemplated by this Agreement on that date and the Company has irrevocably notified Buyer in writing at or prior to such date that (x) the Company stands ready, willing and able to consummate the Transaction on that date, and if specific performance is granted and the Financing is funded, the Closing will so occur on the terms and conditions set forth in this Agreement and (y) all of the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition would have then been capable of being satisfied as of such date), and (E) Buyer fails to consummate the Closing within three (3) Business Days (or, if earlier, the Business Day immediately preceding the End Date) of the date of delivery of the written notification by the Company contemplated in clause (D) (such clauses (A), (B), (C), (D) and (E), together, the “Specific Performance Conditions”). Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other Party has an adequate remedy at law or that any such injunction or award of specific performance or other equitable relief is not an appropriate remedy for any reason; provided that solely with respect to the equitable remedy to specifically enforce Buyer’s obligation to effect the Closing, Buyer may oppose the granting of specific performance only on the basis that one of the Specific Performance Conditions has not been satisfied. The Parties further agree that (x) following the Company’s termination of this Agreement in accordance with Section 7.01, the Company shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 8.08 to enforce specifically Buyer’s surviving obligations herein, including with respect to the payment of monetary damages under Section 7.02 or the payments to which the Company is entitled under Section 8.04(c), and (y) following Buyer’s termination of this Agreement in accordance with Section 7.01, Buyer shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 8.08 to enforce specifically the Company’s surviving obligations herein, including with respect to the payment of monetary damages under Section 7.02 or the payments to which Buyer is entitled under Section 8.04(b); provided that the Parties acknowledge and agree that, while the Company may pursue a grant of specific performance prior to the termination of this Agreement, following a termination of this Agreement and the Buyer Termination Payment has been paid or is payable pursuant to Section 8.04(c), under no circumstances shall the Company be permitted or entitled to seek a grant of specific performance to cause the Closing to occur.

(b) The Parties further agree that subject to the terms, limitations and conditions set forth in this Agreement (including Section 8.04(c)), (i) by seeking the remedies provided for in this Section 8.10, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement, including for breach of any of the provisions of this Agreement or in connection with a termination of this Agreement or in the event that the remedies provided for in this Section 8.10 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 8.10 shall require any Party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 8.10 prior or as a condition to exercising any termination right under Article 7 (and pursuing damages after such termination), nor shall the commencement of any Proceeding pursuant to this Section 8.10 or anything set forth in this Section 8.10 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 7 or pursue any other remedies under this Agreement that may be available at any time.

(c) In no event shall the Company seek or permit to be sought on behalf of the Company any monetary damages of any kind, including consequential, indirect, or punitive damages, from any officer, director, agent or employee of Buyer, any direct or indirect holder of any equity interests or securities of Buyer or any direct or indirect director, officer, employee, partner, Affiliate, member, controlling Person or Representative of any of the foregoing, in connection with this Agreement or the transactions contemplated by this Agreement (other than as expressly provided by and subject to the terms of the Equity Commitment Letter and the Guarantee, which the Company may enforce directly in accordance with their respective terms). Except for the liabilities and obligations of the parties to the Equity Commitment Letter, the Debt Commitment Letter, the Guarantee, the Company Transaction Documents and the other Buyer Transaction Documents under any of the foregoing Contracts to which they are parties and except for claims for fraud, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of any of the foregoing and the Equity Investor and Debt Financing Sources (collectively, the “Non-Recourse Party”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the transactions contemplated by this Agreement or based on, in respect of, or by reason of this Agreement or the transactions contemplated by this Agreement or the negotiation, execution, performance, or breach of this Agreement (other than, in each case, the liabilities and obligations of the parties to the Equity Commitment Letter, the Debt Commitment Letter, the Guarantee, the Company Transaction Documents and the other Buyer Transaction Documents under any of the foregoing Contracts to which they are expressly identified as parties), and, to the maximum extent permitted by Applicable Law, each Contracting Party, on behalf of itself and its Affiliates, hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-Recourse Party. Without limiting the foregoing, to the maximum extent permitted by Applicable Law, except as provided in the Equity Commitment Letter, the Debt Commitment Letter, the Guarantee, the Company Transaction Documents and the other Buyer Transaction Documents, (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impute or extend the liability of a Contracting Party to any Non-Recourse Party, whether based on statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance upon any Non-Recourse Party with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Subject to the terms of the Equity Commitment Letter, in connection with a valid Order requiring Buyer to specifically perform the Closing of the Transaction under this Agreement, only the Company may enforce the terms of the Equity Commitment Letter in accordance with their terms. Notwithstanding the foregoing provisions of this Section 8.10(c) and any other provision of this Agreement to the contrary, only the Company may enforce the terms and conditions of the Guarantee directly against the applicable Guarantor (without being required to cause or direct Buyer to do so).

(d) Notwithstanding anything herein to the contrary and for the avoidance of doubt, nothing in this Section 8.10 nor Section 8.04 shall limit in any way any fraud remedies or the remedies of the parties under the Confidentiality Agreement.

Section 8.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such a determination, the Parties agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner, in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

Section 8.12 Entire Agreement; No Reliance; Access to Information.

(a) This Agreement, the Confidentiality Agreement, the exhibits and schedules to this Agreement, the Company Disclosure Schedule, the Voting Agreements, the Financing Commitment Letters and the Guarantee constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect thereto. In the event of any inconsistency or conflict between the provisions of this Agreement and the Scheme of Arrangement, the provisions of this Agreement shall prevail and govern.

(b) Buyer agrees that, except for the representations and warranties contained in Article 3 of this Agreement and the representations and warranties of the Company contained in any Company Transaction Document, including the certificate contemplated by Section 6.02(c), the Company makes no other representations or warranties and hereby disclaims any other representations or warranties made by itself or any of its Representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated by this Agreement, notwithstanding the delivery or disclosure to any other party or any other party’s Representatives of any document or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the parties in this Agreement and the Company Transaction Documents, Buyer agrees that none of the Company or any of its Subsidiaries makes or has made any representation or warranty with respect to (i) any projections, forecasts, estimates, plans or budgets or future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its Subsidiaries or the future business, operations or affairs of the Company or any of its Subsidiaries heretofore or hereafter delivered to or made available to it, or (ii) any other information, statements or documents heretofore or hereafter delivered to or made available to it, including the information in the electronic data room of the Company, with respect to the Company or any of its Subsidiaries or the business, operations or affairs of the Company or any of its Subsidiaries, except to the extent and as expressly covered by a representation and warranty made in Article 3 of this Agreement.

(c) Buyer acknowledges and agrees that it (i) has had an opportunity to discuss the business of the Company and its Subsidiaries with the management of the Company, (ii) has had reasonable access to (A) the books and records of the Company and its Subsidiaries and (B) the documents provided by the Company for purposes of the transactions contemplated by this Agreement, (iii) has been afforded the opportunity to ask questions of and received answers from officers of the Company and (iv) has conducted its own investigation of the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its Subsidiaries, other than the representations and warranties of the Company contained in Article 3 of this Agreement and the representations and warranties contained in any Company Transaction Document, including the certificate contemplated by Section 6.02(c). Buyer hereby acknowledges that there are uncertainties inherent in attempting to develop estimates, projections, forecasts, business plans and other forward-looking information with which Buyer is familiar, that Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to it (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information) and, for the avoidance of doubt, that Buyer will have no claim against the Company or any of its shareholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto.

(d) The Company agrees that, except for the representations and warranties contained in Article 4 of this Agreement and the representations and warranties of Buyer contained in any Buyer Transaction Document, including the certificate contemplated by Section 6.03(c), Buyer makes no other representations or warranties and hereby disclaims any other representations or warranties made by itself or any of its Representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated by this Agreement, notwithstanding the delivery or disclosure to any other party or any other party’s Representatives of any document or other information with respect to any one or more of the foregoing.

Section 8.13 Rules of Construction. Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said independent counsel. Each Party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the Parties and may not be construed against any Party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted or prepared it is of no application and is hereby expressly waived by each of the Parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

Section 8.14 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party. Until and unless each Party has received a counterpart hereof signed by the other Party, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by electronic mail in PDF form, or by any other electronic means (including DocuSign) designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

Section 8.15 Certain Definitions.

(a) As used herein, the following terms have the following meanings:

“Acceptable Confidentiality Agreement” means a confidentiality agreement to which the Company or any of its Subsidiaries is a party containing terms not less restrictive in any material respect in the aggregate to the counterparty thereto than the terms of the Confidentiality Agreement (it being agreed that such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making, or amendment, of any Acquisition Proposal) and that was entered into in compliance with this Agreement and does not contain terms that prohibit compliance in any respect with this Agreement; provided, however, that such confidentiality agreement must contain provisions that permit the Company to comply with the provisions of Article 5.

“Acquisition Proposal” means any bona fide offer or proposal from any Third Party relating to any transaction or series of related transactions involving (i) any acquisition or purchase by any Third Party, directly or indirectly, of 20% or more of any class of outstanding voting or equity securities of the Company, or any tender offer or exchange offer that, if consummated, would result in any Third Party beneficially owning 20% or more of any class of outstanding voting or equity securities of the Company, (ii) any merger, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving the Company or any of its Subsidiaries, the business of which constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, (iii) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries, the business of which constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, (iv) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company, pursuant to which the shareholders of the Company immediately preceding such transaction hold 80% or less of the equity interests or voting power in the surviving or resulting entity of such transaction, (v) any acquisition (whether by merger, consolidation, equity investment, joint venture or otherwise) which constitutes 20% or more of the consolidated assets (based on fair market value) of the Company and its Subsidiaries, taken as a whole or (vi) any combination of the foregoing.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that in no event shall the Buyer or any of its Subsidiaries be considered an Affiliate of any portfolio company or investment fund (excluding investment funds focused on private equity) affiliated with Wynnchurch, nor shall any portfolio company or investment fund (excluding investment funds focused on private equity) affiliated with Wynnchurch be considered to be an Affiliate of the Buyer or any of its Subsidiaries. As used in this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Transaction Consideration” means the sum of the aggregate per share Consideration, plus the aggregate Option Cash Amounts, plus the aggregate RSU Award Payments, plus the aggregate PSU Award Payments.

“Antitrust Laws” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act of 1914 and all other applicable federal, state, local or foreign antitrust, competition, premerger notification or trade regulation laws, regulations or Orders.

“Applicable Law” means, with respect to any Person, any Law that is binding upon and applicable to such Person.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York or London, England are authorized or required by Applicable Law to close or, in the case of London, England, are customarily closed for normal banking business.

“Buyer Material Adverse Effect” means any fact, circumstance, change, event, occurrence or effect that, individually or in the aggregate, materially impairs, materially delays or prevents, or would reasonably be expected to materially impair, materially delay or prevent, Buyer’s ability to timely consummate the transactions contemplated hereby, including the Transaction, in each case, by the End Date.

“Buyer Termination Payment” means an amount equal to $32,250,000.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Companies Act” means the United Kingdom Companies Act 2006, as amended.

“Company Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of March 29, 2026 and the footnotes thereto set forth in the Company’s quarterly report on Form 10-Q for the quarterly period ended March 29, 2026.

“Company Balance Sheet Date” means March 30, 2026.

“Company Board” means the Board of Directors of the Company.

“Company Credit Facilities” means (a) the Multicurrency Revolving Facility Agreement, dated as of July 15, 2025 by and among the Company and the parties named therein, and (b) that certain Amended and Restated Note Purchase Agreement and Private Shelf Agreement dated as of October 26, 2021 by and among the Company and the parties named therein.

“Company Disclosure Schedule” means the disclosure schedule that has been prepared by the Company and delivered to Buyer prior to or simultaneously with the execution of this Agreement.

“Company EIP” means the Company’s Amended and Restated Non-Executive Directors Equity Incentive Plan (as amended and restated as of June 8, 2022).

“Company Employee Plan” means (i) each “employee benefit plan,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), (ii) each employment, individual consulting, severance, change in control, retention, termination, or similar contract, plan, program, arrangement, agreement or policy and (iii) each other plan, arrangement, contract, program, agreement or policy providing for compensation (including variable cash compensation and sales commissions), bonuses, profit-sharing, share option or other share-related rights (including restricted share units, restricted shares, and share purchase rights) or other forms of incentive or deferred compensation, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, supplemental unemployment benefits, severance benefits and post-employment or retirement or other benefits (including compensation, pension, health, medical or life insurance benefits), other than any such contract, plan, arrangement or policy that is terminable “at will” (or following a notice period imposed by Applicable Law) without any contractual obligation on the part of the Company to make any severance, termination, change in control, or similar payment, and other than any such contract, plan, arrangement or policy that is statutorily mandated and maintained by a Governmental Authority, which, in each case of clauses (i) through (iii), is maintained, sponsored, administered or contributed to by the Company or any of its Subsidiaries, including for the benefit of any current or former employees, directors or consultants of the Company or any of its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any liability (contingent or otherwise). For the avoidance of doubt, “Company Employee Plan” includes the UK DB Plan.

“Company ESPP” means the Company’s Employee Stock Purchase Plan (as adopted as on March 27, 2014).

“Company GM” means the general meeting of the Company Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme of Arrangement, expected to be convened as promptly as reasonably practicable after the Scheme Meeting shall have been concluded or adjourned or postponed (it being understood that if the Scheme Meeting is adjourned or postponed, the Company GM shall be correspondingly adjourned or postponed).

“Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (whether or not it is used by the Company and its Subsidiaries in the business of the Company and its Subsidiaries as of the date hereof).

“Company LTIP” means the Company’s Long-Term Umbrella Incentive Plan (as amended and restated as of June 8, 2022).

“Company Material Adverse Effect” means any event, change, fact, condition, circumstance or occurrence that, when considered either individually or in the aggregate together with all other events, changes, facts, conditions, circumstances or occurrences, has had, or would reasonably be expected to have, a material adverse effect (i) on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) individually or in the aggregate, materially impairs, materially delays or prevents, or would reasonably be expected to materially impair, materially delay or prevent, the Company from consummating the Transaction by the End Date (as the same may be extended hereunder); provided, however, that with respect to clause (i) none of the following (alone or in combination) shall constitute or be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur:

(A) the negotiation, execution, announcement or performance of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the impact on the relationship of the Company and its Subsidiaries with their respective investors, contractors, employees, lenders, customers, partners, suppliers, vendors, Governmental Authorities or other Third Parties resulting therefrom) (provided that this clause (A) shall not apply to any representations and warranties set forth in Section 3.03 or Section 3.04 or the conditions set forth in Section 6.02(a) to the extent related thereto);

(B) the identity of, or any facts or circumstances related to, Buyer or any of its Affiliates as the acquiror of the Company;

(C) changes in general economic, regulatory or political conditions, or the capital, credit, banking, debt, financial or currency markets, in the United States or elsewhere in the world, or changes therein, including changes in interest or exchange rates or any suspension of trading in securities on any securities exchange or other market;

(D) changes in general conditions in any industry in which the Company and its Subsidiaries operate or in any specific jurisdiction or geographical area in the United States or elsewhere in the world in which the Company and its Subsidiaries operate;

(E) any changes in GAAP or other accounting standards (or any authoritative interpretation or enforcement thereof) after the date hereof;

(F) any changes in Applicable Law (or any authoritative interpretation or enforcement thereof) after the date hereof, including the adoption, implementation, repeal, modification, or authoritative reinterpretation of any Applicable Law (or any authoritative interpretation thereof) by any Governmental Authority, or any panel or advisory body empowered or appointed thereby;

(G) any outbreak, continuation or escalation of acts of terrorism (including international trade related matters and matters related to tariffs), hostilities, sabotage or war (whether or not declared and whether or not political in nature), hurricanes, volcanoes, tornados, floods, earthquakes, tsunamis, mudslides, weather-related events, epidemics, pandemics, plagues, other outbreaks of illness or public health events, fires or natural or man-made disaster or act of God, including any worsening of such conditions existing as of the date hereof;

(H) the taking of any actions specifically required to be taken (other than the requirement that the Company and its Subsidiaries use reasonable best efforts to operate in the ordinary course), or the failure to take any action, specifically restricted or prohibited by this Agreement, or the taking of any action, or failure to take any action, by Buyer or any of its Affiliates, or as specifically directed by Buyer or with its prior written consent;

(I) any Transaction Litigation; or

(J) any failure by the Company to meet, or changes to, internal or analysts’ estimates, projections, expectations, budgets or forecasts of operating statistics, revenue, earnings, cash flow, cash position or any other financial or performance measures (whether made by the Company or any Third Parties), any change in the Company’s credit ratings, or any change in the price or trading volume of Company Ordinary Shares (it being understood that the underlying causes of such failures or changes in this clause (J) may be taken into account in determining whether a Company Material Adverse Effect has occurred, unless such underlying cause would otherwise be excepted by this definition).

provided that in the case of clauses (C), (D), (E), (F) and (G), such effect may be taken into account in determining whether or not there has been a Company Material Adverse Effect to the extent such effect has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its Subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company Material Adverse Effect.

“Company Share Plan” means the Company LTIP and the Company EIP.

“Company Shareholder” means a holder of Company Ordinary Shares from time to time.

“Company Shareholder Approval” means (i) the approval of the Scheme of Arrangement by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting) and (ii) the approval of the Company Shareholder Resolutions by the requisite majority of the Company Shareholders at the Company GM (or at any adjournment or postponement of such meeting).

“Company Shareholder Resolutions” means the resolutions to alter the Company Articles of Association and such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement.

“Company SIP” means the Company’s Share Incentive Plan, as amended.

“Company Termination Payment” means an amount equal to $18,000,000.

“Contract” means any legally binding contract, agreement, note, bond, indenture, mortgage, guarantee, option, lease (or sublease), license, sales or purchase order, warranty, commitment, offer or other instrument, obligation, arrangement or understanding of any kind.

“Debt Financing Sources Related Parties” means the Debt Financing Sources, together with their Affiliates and such lenders’ or Affiliates’ former, current and future equityholders, officers, directors, employees, attorneys, partners (general or limited), trustees, controlling parties, advisors, members, managers, accountants, consultants, investment bankers, agents, representatives and funding sources, in each case, directly involved in the Debt Financing, and their respective successors and assigns.

“Debt Financing Sources” shall mean each Person (including, without limitation, each agent and arranger, but excluding Buyer and its Affiliates) that has committed to provide the Debt Financing in connection with the transactions contemplated hereby.

“Deutsche Bank” means Deutsche Bank Securities Inc.

“Environmental Law” means any Applicable Law concerning pollution, protection of the environment, or public or worker health or safety (to the extent relating to exposure to any Hazardous Substance), including any such Applicable Law relating to the manufacture, handling, transport, use, treatment, storage, disposal or release of, or exposure to, any Hazardous Substance.

“Environmental Permits” means any Governmental Authorizations issued under any Environmental Law.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA.

“Ex-Im Laws” means applicable Laws, rules and regulations relating to export, re-export, transfer or import controls (including the Export Administration Regulations administered by the U.S. Department of Commerce, and customs and import Laws administered by U.S. Customs and Border Protection).

“Foreign Employee Plan” means any Company Employee Plan that is maintained pursuant to or is subject to the laws of a country other than the United States, excluding any benefit plan maintained by a Governmental Authority that is mandated or pursuant to which the Company or its Subsidiaries is required to contribute, in either case, under Applicable Law. For the avoidance of doubt, “Foreign Employee Plan” includes the UK DB Plan.

“Foreign Investment Laws” means any Applicable Law intended to screen, prohibit or regulate foreign investments on public interest or national security grounds.

“Fraud” means with respect to any party, the making of a statement of fact in the express representations and warranties set forth in Articles 3 and 4 of this Agreement with the specific intent to deceive another party and requires (a) a false representation of material fact, (b) actual knowledge that such representation is false, (c) the specific intention to induce the party to whom such representation is made to act or refrain from acting in reliance upon it, (d) causing that party, in justifiable reliance upon such false representation and without any knowledge of its falsity, to take or refrain from taking action and (e) causing such party to suffer damage by reason of such reliance. For the avoidance of doubt, Fraud shall not include equitable fraud, promissory fraud, constructive fraud, or any other tort (including fraud) based on negligence or recklessness.

“GAAP” means generally accepted accounting principles in the United States.

“Government Bid” means any quotation, offer, bid, or proposal made by the Company or any of its Subsidiaries that, if accepted or awarded, would result in or lead to a Government Contract.

“Government Contract” means any Contract between the Company or any of its Subsidiaries, on the one hand, and (a) any Governmental Authority, (b) any Person acting in the capacity of a prime contractor to a Governmental Authority, or (c) any higher-tier contractor with respect to any contract described in clause (a) or (b), on the other hand, in effect as of the Closing Date. Unless otherwise indicated, a task, purchase, or delivery order, in each case, issued under a Government Contract shall not constitute a separate Government Contract for purposes of this definition, but shall be part of the Government Contract under which it was issued.

“Governmental Authority” means (i) any government or any state, department, local authority or other political subdivision thereof, or (ii) any governmental or quasi-governmental body, agency, authority (including any central bank, Taxing Authority or trans-governmental or supranational entity or authority), minister or instrumentality (including any court or tribunal or public or private arbitrator or arbitral body) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Governmental Authorizations” means, with respect to any Person, all licenses, permits, certificates, registrations, waivers, consents, franchises (including similar authorizations or permits), exemptions, variances, expirations and terminations of any waiting period requirements and other authorizations and approvals issued to such Person by or obtained by such Person from any Governmental Authority, or of which such Person has the benefit under any Applicable Law.

“Hazardous Substance” means any substance, material or waste that is listed, classified, characterized, defined or otherwise regulated under or pursuant to any Environmental Law as “hazardous,” “toxic,” a “pollutant,” a “contaminant,” “radioactive,” or words of similar meaning, for which liability or standards of conduct are imposed under Environmental Law, or the exposure to which is prohibited, limited or otherwise regulated under Environmental Law, including petroleum and its by-products, petroleum-derived products, asbestos or asbestos-containing materials, lead or lead-containing paint, toxic mold, radiation, per- or polyfluoroalkyl substances and polychlorinated biphenyls.

“Incidental License” means, to the extent entered into in the ordinary course of business, a (i) Contract with a current or former employee or independent contractor entered into in connection with the engagement of that Person, which Contract includes a license from that Person to use Intellectual Property owned or sublicensable by that Person, (ii) Contract to the extent to which any Intellectual Property is non-exclusively licensed to a contractor or vendor solely for the benefit of the licensor and its Affiliates, (iii) non-exclusive license granted in the ordinary course of business in connection with the sale or provision of goods or services in connection with the use thereof, (iv) license of, or subscription to, generally commercially available third party software (whether in object code, source code, or as software-as-a-service) for an annual license fee of no more than $500,000, (v) Contract to the extent containing a non-exclusive license that is merely incidental to the transaction contemplated in such Contract, the commercial purpose of which is primarily for something other than such license, such as: (A) a sales or marketing Contract to the extent including such an incidental license to use the trademarks of either party thereto for the purposes of advertising or marketing; (B) a Contract to purchase or lease equipment, such as a photocopier, computer, or mobile phone, to the extent also containing such an Intellectual Property license; or (C) a nondisclosure Contract entered into in the ordinary course of business to the extent containing such a license.

“Indebtedness” means, as to the Company and its Subsidiaries, without duplication, all (i) indebtedness of the Company or any of its Subsidiaries for borrowed money (including the aggregate principal amount thereof and the aggregate amount of any accrued but unpaid interest thereon), (ii) obligations of the Company or any of its Subsidiaries evidenced by bonds, notes or debentures, (iii) indebtedness of the Company and its Subsidiaries evidenced by letters of credit to the extent drawn and not cash collateralized, (iv) obligations of the Company or any of its Subsidiaries under leases required to be capitalized under GAAP (but excluding the effects of Financial Accounting Standards Board Accounting Standard Codification 842), (v) obligations of the Company or any of its Subsidiaries in respect of interest rate, currency obligation or commodity swaps and hedging arrangements, in each case, calculated as if the applicable swap or hedging arrangement was terminated at the Effective Time, and (vi) obligations of the Company or any of its Subsidiaries to guarantee the types of payment obligations set forth in clauses (i) through (v) above on behalf of any Person other than the Company or its Subsidiaries; provided that, notwithstanding the foregoing or anything else to the contrary in this Agreement and for clarification, Indebtedness shall not include (A) any letters of credit to the extent not drawn (or otherwise cash collateralized), (B) surety bonds, performance bonds or other bonds to the extent not drawn (or otherwise cash collateralized), (C) any intercompany indebtedness among the Company and its Subsidiaries (including between Subsidiaries), (D) any prepaid amounts, customer deposits or deferred revenue, (E) trade payables or other current liabilities in the ordinary course of business, (F) obligations under operating leases, (G) any fees, costs and expenses to the extent incurred by or at the written direction of Buyer relating to Buyer’s or any of its Affiliates’ financing (including, without limitation, any Financing) for the transactions contemplated by this Agreement or any other liabilities or obligations incurred by Buyer or any of its Affiliates in connection with the transactions contemplated by this Agreement or otherwise, (H) short-term deferred revenues, (I) deferred rent arising in the ordinary course or (J) any fees, costs and expenses incurred pursuant to Section 5.19.

“Intellectual Property” means all of the following and all rights therein and thereto: (a) patents and patent applications, and similar or equivalent rights in inventions; (b) trademarks, trade names, service marks, trade dress and other designations of origin, together with the goodwill associated therewith; (c) trade secrets, know-how, methods, processes, and techniques, and other confidential or proprietary business information, in each case, including any that derive independent economic value, whether actual or potential, from not being known to other persons; (d) copyrights and any other rights in works of authorship (including software) and any related rights of authors; (e) internet domain names and social media accounts and handles; (f) computer programs, operating systems, applications, firmware and other code and software, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof; and (g) applications for, registrations of, and divisionals, continuations, continuations-in-part, reissuances, renewals, extensions, restorations and reversions of any of the foregoing (as applicable); and (h) all other intellectual property rights in any jurisdiction worldwide, in each case of clauses (a)-(h), including as protectable by Applicable Law.

“Knowledge of Buyer” means the actual knowledge after reasonable inquiry of direct reports of the individuals identified in Section 8.15(a) of the Company Disclosure Schedule.

“Knowledge of the Company” means the actual knowledge after reasonable inquiry of direct reports of each of the individuals identified in Section 8.15(b) of the Company Disclosure Schedule.

“Law” means any international, federal, state, local or foreign law (including common law), act, code, statute, ordinance, rule, regulation, convention, treaty, judgment, Order, directive, adjudication or agency requirement of any Governmental Authority.

“Made Available” means that such information, document or material was: (i) publicly available on the SEC EDGAR database prior to the execution of this Agreement or (ii) made available at least twenty-four (24) hours prior to the execution of this Agreement for review by Buyer or Buyer’s Representatives in the virtual data room maintained by or on behalf of the Company via Datasite in connection with the transactions contemplated by this Agreement.

“Order” means, with respect to any Person, any award, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or arbitrator of competent jurisdiction or settlement or similar agreement with a Governmental Authority that is binding upon or applicable to such Person or its property.

“Permitted Liens” means (i) Liens disclosed on the Company Balance Sheet, (ii) Liens for Taxes, assessments, utilities or other governmental charges or levies that are (A) not yet due and payable (or are due and payable without penalty) or (B) being contested in good faith by appropriate proceedings and, in each case, for which adequate reserves have been provided in accordance with GAAP, (iii) the interests of lessors and sublessors of any leased properties and other statutory Liens in favor of lessors and sublessors, (iv) easements, rights of way and other imperfections of title or encumbrances with respect to real property that do not materially interfere with the present use of, or materially detract from the value of, the real property related thereto, (v) requirements and restrictions of zoning, building and other laws which are not violated by the current use or occupancy of such property, (vi) Liens incurred or deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, pension programs and similar obligations, (vii) mechanics’, carriers’, workmen’s, repairmen’s or other like liens or other similar encumbrances arising or incurred in the ordinary course of business that do not materially interfere with the present use of, or materially detract from the value of, the property related thereto and do not reflect payments that are past due, (viii) nonexclusive licenses and sublicenses of Intellectual Property granted in the ordinary course of business by the Company or any of its Subsidiaries, (ix) except with respect to Intellectual Property, Liens that do not materially adversely affect the use of or impair the value of the asset or property subject to such Liens, (x) except with respect to Intellectual Property, any Liens incurred in the ordinary course of business since the date of the Company Balance Sheet, (xi) Liens that would be discharged or released at or prior to the Closing, (xii) any Lien securing capital lease obligations or purchase money debt, and (xiii) Liens provided by operation of law for amounts not yet delinquent.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization or Governmental Authority, including a government or political subdivision or an agency or instrumentality thereof.

“Personal Information” means any information that identifies a natural Person or that is considered “personally identifiable information,” “nonpublic personal information,” “personal information,” or “personal data” under applicable privacy or data protection Laws.

“Privacy Requirement” means collectively, all of the following to the extent relating to Processing of Personal Information or otherwise relating to data privacy, data security, or security breach notification requirements: (i) the Company’s or its Subsidiaries’ own published or public rules, policies and procedures; (ii) Applicable Laws; (iii) binding industry standards applicable to the Company or any of its Subsidiaries, including the Payment Card Industry Data Security Standard (PCI-DSS); and (iv) Contracts into which the Company or any of its Subsidiaries has entered or by which it is otherwise legally bound.

“Proceeding” means any suit, claim, action, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), charge, complaint, hearing, audit, examination or investigation commenced, brought, conducted or heard by or before any court, tribunal or any other Governmental Authority or any public or private arbitrator or arbitration panel.

“Processing” means any operation performed on Personal Information, including the collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction of Personal Information.

“Representatives” means, with respect to any Person, the directors, officers, employees, advisors, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person, acting solely in such capacity.

“Required Financial Information” means all financial statements, financial data, audit reports and other information regarding the Company and its Subsidiaries as may be reasonably requested by Buyer (or the Debt Financing Sources) to the extent that such information is required or reasonably necessary in connection with the financing contemplated by the Debt Commitment Letter.

“Sanctioned Person” means any Person who is the target of Sanctions, including by virtue of being (a) listed on any Sanctions-related list of designated or blocked persons; (b) a Governmental Authority of, resident in, or organized under the Laws of a country or territory that is the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, and the Crimea region and so-called Donetsk People’s Republic and Luhansk People’s Republic (each a “Sanctioned Country”)); or (c) 50% or more owned or controlled by any of the foregoing.

“Sanctions” means trade, economic and financial sanctions Laws, regulations, embargoes, and restrictive measures, including those administered, enacted or enforced by (a) the United States (including the Department of Treasury, Office of Foreign Assets Control), (b) the European Union and enforced by its member states, (c) the United Nations or (d) His Majesty’s Treasury.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.

“Scheme Meeting” means such meeting(s) of the Company Shareholders as the Court may direct in relation to the Scheme of Arrangement.

“Scheme of Arrangement” means the proposed scheme of arrangement between the Company and the Company Shareholders under Part 26 of the Companies Act to effect the Transaction pursuant to this Agreement in all material respects in the form set out in Exhibit A, subject to any amendment thereof that the Parties agree in accordance with Section 5.04(d).

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person.

“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal the Company Board or any duly authorized committee thereof determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel), taking into account such factors the Company Board considers appropriate, among other things, all legal, financial, regulatory, and other aspects of the Acquisition Proposal and the Third Party making the Acquisition Proposal, would, (a) if consummated in accordance with its terms, result in a transaction that is more favorable from a financial point of view to the Company Shareholders than the Transaction (including any revisions to the terms of this Agreement, the Guarantee and the Financing Commitment Letters proposed by Buyer in writing prior to the time of such determination), (b) is fully financed or reasonably capable of being fully financed and (c) the conditions to the consummation of which are all reasonably capable of being satisfied; provided, however, that, for purposes of this definition of “Superior Proposal,” references in the term “Acquisition Proposal” to “20% or more” or “less than 80%” shall be deemed to be references to “more than 50%” or “50% or less”, respectively.

“Tax” means any tax of any kind whatsoever, together with any interest, penalty, or addition to tax.

“Tax Return” means any report, return, or form, required to be filed with a Taxing Authority, including information returns and any document accompanying payments of estimated Taxes.

“Taxing Authority” means any Governmental Authority responsible for the collection, imposition or administration of any Tax.

“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Buyer or any of its Affiliates or Representatives.

“Transaction Litigation” means any claim, demand or Proceeding (including any class action or derivative litigation) asserted, commenced or threatened by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board or any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to this Agreement, the Transaction or any related transaction (including any such claim, demand or Proceeding based on allegations that the Company’s entry into this Agreement or the terms and conditions of this Agreement or any related transaction constituted a breach of the fiduciary duties of any member of the Company Board, any member of the board of directors of any of the Company’s Subsidiaries or any officer of the Company or any of its Subsidiaries).

“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of Treasury and the Internal Revenue Service.

“UK DB Plan” means the Luxfer Group Pension Plan and the Luxfer Group Supplementary Pension Plan.

“U.S. Employee Plan” means any Company Employee Plan that is maintained pursuant to or is subject to the laws of the United States.

“VAT” means (i) within the UK, any value added tax imposed by Value Added Tax Act 1994 and any related secondaries legislation, (ii) within the European Union, such taxation as may be levied in accordance with (but subject to derogations from) EU Directive 2006/112/EC, and (iii) any other tax of a similar nature (including sales tax, use tax, consumption tax and goods and services tax), whether imposed in the UK or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in clauses (i) or (ii) above, or elsewhere.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Applicable Laws.

“Willful and Material Breach” means a material breach of this Agreement that is the consequence of an act or omission by the breaching party with the actual knowledge that the taking of such act or failure to take such act, or the failure to cure such breach, would cause or constitute such material breach.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Acceptable Confidentiality Agreement	Section 8.15(a)
Acquisition Proposal	Section 8.15(a)
Adverse Recommendation Change	Section 5.03(a)
Affiliate	Section 8.15(a)
Aggregate Transaction Consideration	Section 8.15(a)
Agreement	Recitals
Alternative Financing	Section 5.15(b)
Anti-Corruption Laws	Section 3.13(a)
Antitrust Laws	Section 8.15(a)
Applicable Law	Section 8.15(a)
Book-Entry Shares	Section 2.02(a)(ii)
Business Day	Section 8.15(a)
Buyer	Recitals
Buyer Benefit Plans	Section 5.07(b)
Buyer Expenses	Section 8.04(c)
Buyer Liability Limit	Section 7.02
Buyer Material Adverse Effect	Section 8.15(a)
Buyer Recovery Costs	Section 8.04(b)
Buyer Related Parties	Section 8.04(c)
Buyer Termination Payment	Section 8.15(a)
Buyer Transaction Documents	Section 4.02
Capitalization Date	Section 3.05(a)
Certificates	Section 2.02(a)(ii)
Closing	Section 1.02
Closing Date	Section 1.02
Code	Section 8.15(a)
Companies Act	Section 8.15(a)
Company	Recitals
Company Articles of Association	Section 3.01
Company Balance Sheet	Section 8.15(a)
Company Balance Sheet Date	Section 8.15(a)
Company Board	Section 8.15(a)

Company Credit Facilities	Section 8.15(a)
Company Disclosure Schedule	Section 8.15(a)
Company Employee Plan	Section 8.15(a)
Company Equity Awards	Section 2.03(a)(iv)
Company EIP	Section 8.15(a)
Company ESPP	Section 8.15(a)
Company GM	Section 8.15(a)
Company Intellectual Property	Section 8.15(a)
Company Leased Real Property	Section 3.21(b)
Company LTIP	Section 8.15(a)
Company Material Adverse Effect	Section 8.15(a)
Company Ordinary Shares	Section 3.05(a)
Company PSU Award	Section 2.03(a)(iv)
Company Recommendation	Section 3.02(b)
Company Recovery Costs	Section 8.04(c)
Company Related Parties	Section 8.04(c)
Company RSU Award	Section 2.03(a)(iii)
Company SEC Documents	Section 3.07(a)
Company Securities	Section 3.05(c)
Company Share Option	Section 2.03(a)(i)
Company Share Plan	Section 8.15(a)
Company Shareholder	Section 8.15(a)
Company Shareholder Approval	Section 8.15(a)
Company Shareholder Resolutions	Section 8.15(a)
Company SIP	Section 8.15(a)
Company Termination Payment	Section 8.15(a)
Company Transaction Documents	Section 3.02(a)
Confidentiality Agreement	Section 5.16
Consideration	Section 1.01
Continuing Employee	Section 5.07(a)
Contract	Section 8.15(a)
Contracting Parties	Section 8.10(c)
Court	Section 1.03
Court Documentation	Section 5.04(a)(v)
Court Order	Section 1.03
Credit Facilities Termination	Section 5.19
Current ESPP Offering Period	Section 2.03(c)
Current Premium	Section 5.10(a)
Current SIP Accumulation Period	Section 2.03(d)
Debt Commitment Letter	Section 4.08
Debt Financing	Section 4.08
Debt Financing Documents	Section 5.15(a)
Debt Financing Sources Related Parties	Section 8.15(a)
Debt Financing Sources	Section 8.15(a)
Delaware Courts	Section 8.08
Deutsche Bank	Section 8.15(a)

Divestiture Action	Section 5.11(d)
DOJ	Section 5.11(b)
Earned RSUs	Section 2.03(a)(iv)
Earned Shares	Section 2.03(a)(ii)
Effective Time	Section 1.03
End Date	Section 7.01(b)
Enforceability Exceptions	Section 3.02(a)
Environmental Law	Section 8.15(a)
Environmental Permits	Section 8.15(a)
Equity Commitment Letter	Recitals
Equity Financing	Section 4.08
Equity Investor	Recitals
ERISA	Section 8.15(a)
ERISA Affiliate	Section 8.15(a)
Exchange Act	Section 3.03
Exchange Agent	Section 2.02(a)(i)
Exchange Agent Agreement	Section 2.02(a)(i)
Exchange Fund	Section 2.02(a)(i)
Excluded Benefits	Section 5.07(a)
Ex-Im Laws	Section 8.15(a)
Financing	Section 4.08
Financing Amounts	Section 4.08
Financing Commitment Letters	Section 4.08
Foreign Employee Plan	Section 8.15(a)
Foreign Investment Laws	Section 3.03
Forms of Proxy	Section 5.04(a)(v)
FTC	Section 5.11(b)
GAAP	Section 8.15(a)
Government Bid	Section 8.15(a)
Government Contract	Section 8.15(a)
Governmental Authority	Section 8.15(a)
Governmental Authorizations	Section 8.15(a)
Guarantee	Recitals
Guarantor	Recitals
Hazardous Substance	Section 8.15(a)
HSR Act	Section 3.03
Incidental License	Section 8.15(a)
Indebtedness	Section 8.15(a)
Indemnified Party	Section 5.10(b)
Indemnified Party Proceeding	Section 5.10(b)
Intellectual Property	Section 8.15(a)
Interested Party Transaction	Section 3.14(a)(xi)
Internal Controls	Section 3.08(b)
Intervening Event	Section 5.03(b)
IT Systems	Section 3.20(g)
Knowledge of Buyer	Section 8.15(a)

Knowledge of the Company	Section 8.15(a)
Labor Agreement	Section 3.17(b)
Law	Section 8.15(a)
Lien	Section 3.04
Made Available	Section 8.15(a)
Material Contract	Section 3.14(b)
Non-Recourse Party	Section 8.10(c)
Notice of Intervening Event	Section 5.03(b)(iii)(A)
Notice of Superior Proposal	Section 5.03(b)(ii)(A)
NYSE	Section 3.03
Option Cash Amounts	Section 2.03(a)(ii)
Order	Section 8.15(a)
Other Tail Premium	Section 5.10(a)
Owned Real Property	Section 3.21(a)
Parties	Recitals
Payoff Letters	Section 5.19
PBGC	Section 3.16(m)
Permitted Liens	Section 8.15(a)
Person	Section 8.15(a)
Personal Information	Section 8.15(a)
Privacy Requirement	Section 8.15(a)
Proceeding	Section 8.15(a)
Processing	Section 8.15(a)
Proscribed Recipient	Section 3.13(a)
Proxy Statement	Section 5.04(e)
PSU Award Payments	Section 2.03(a)(iv)
Recent SEC Reports	Article 3
Representatives	Section 8.15(a)
Required Financial Information	Section 8.15(a)
RSU Award Payments	Section 2.03(a)(iii)
RSUs	Section 2.03(a)(iii)
Sanctioned Person	Section 8.15(a)
Sanctions	Section 8.15(a)
Sanctioned Country	Section 8.15(a)
Sarbanes-Oxley Act	Section 8.15(a)
Scheme Document	Section 5.04(a)(i)
Scheme Meeting	Section 8.15(a)
Scheme of Arrangement	Section 8.15(a)
Scheme Supplemental Document	Section 5.04(a)(v)
Securities Act	Section 3.03
Solvent	Section 4.09
Specific Performance Conditions	Section 8.10(a)
Subsidiary	Section 8.15(a)
Superior Proposal	Section 8.15(a)
Tax	Section 8.15(a)
Tax Return	Section 8.15(a)

Taxing Authority	Section 8.15(a)
Termination Payment	Section 8.05(b)
Third Party	Section 8.15(a)
Time-Based Option Cash Amounts	Section 2.03(a)(i)
Transfer Taxes	Section 8.05(d)
Transaction	Recitals
Transaction Documents	Section 4.02
Transaction Litigation	Section 8.15(a)
Treasury Regulations	Section 8.15(a)
U.S. Employee Plan	Section 8.15(a)
UK DB Plan	Section 8.15(a)
VAT	Section 8.15(a)
Voting Agreements	Recitals
WARN Act	Section 8.15(a)
Willful and Material Breach	Section 8.15(a)
Wynnchurch	Section 5.16

Section 8.16 Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to “executive officer” shall refer to such term as defined in Rule 3b-7 under the Exchange Act. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute and to the rules and regulations promulgated thereunder, in each case as amended from time to time. References to “$” and “dollars” are to the currency of the United States. References from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. Accounting terms used, but not specifically defined, in this Agreement shall be construed in accordance with GAAP as applied by the Company. The phrase “ordinary course” shall be deemed to be followed by the words “consistent with past practice.”

Section 8.17 Debt Financing Sources. Notwithstanding anything herein to the contrary, the Company, on behalf of itself, its Subsidiaries and each of its controlled Affiliates, hereby (i) agrees that no Debt Financing Sources Related Parties shall have any liability for any obligations or liabilities of the parties hereto or for any action, cause of action, claim, cross-claim or third-party claim of any kind or description whether in law or in equity, whether in tort, contract or otherwise, based on, in respect of, or by reason of, this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder (subject to the last sentence of this Section 8.17), (ii) agrees that any Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources Related Parties, arising out of or relating to, this Agreement, the Debt Financing or any of the agreements (including the Debt Commitment Letter) entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and irrevocably submits itself and its property with respect to any such proceeding to the exclusive jurisdiction of such court, and such proceeding (except to the extent relating to the interpretation of any provisions in this Agreement (including any provision in the Debt Commitment Letter or in any definitive documentation related to the Debt Financing that expressly specifies that the interpretation of such provisions shall be governed by and construed in accordance with the law of the State of Delaware)) shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another jurisdiction), (iii) agrees that service of process upon such party in any such proceeding shall be effective if notice is given in accordance with this Agreement, (iv) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such proceeding in any such court, (v) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any proceeding brought against the Debt Financing Sources Related Parties in any way arising out of or relating to this Agreement, the Debt Financing or any of the agreements (including the Debt Commitment Letter) entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (vi) agrees that Buyer may collaterally assign its rights and obligations hereunder (while remaining liable for its obligations hereunder) to the Debt Financing Sources Related Parties pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing and (vii) agrees that the Debt Financing Sources Related Parties are express third-party beneficiaries of, and may enforce, any of the provisions in this Agreement reflecting the foregoing agreements in this Section 8.17 and such provisions and the definition of “Debt Financing Sources Related Parties” shall not be amended in any way materially adverse to the Debt Financing Sources Related Parties without the prior written consent of the Debt Financing Sources (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, nothing in this Section 8.17 shall in any way limit or modify the rights and obligations of Buyer under this Agreement or any Debt Financing Sources Related Party’s obligations under the Debt Commitment Letter, or any rights of Buyer, the Company and their respective Subsidiaries available under the Debt Commitment Letter against the Debt Financing Sources Related Parties with respect to the Debt Financing or any of the transactions contemplated thereby or any services thereunder following the Closing Date. Notwithstanding anything to the contrary in this Section 8.17, nothing herein shall limit or restrict in any way the rights or remedies of the Company or any of its Subsidiaries under the Debt Commitment Letter against any Debt Financing Sources Related Party in the event of fraud by such Debt Financing Sources Related Party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LUXFER HOLDINGS PLC

By:	/s/ Andrew Butcher
Name:	Andrew Butcher
Title:	Chief Executive Officer

DOUBLE EAGLE ACQUISITION BUYER, INC.

By:	/s/ Brian Riordan
Name:	Brian Riordan
Title:	President

[Signature Page to Transaction Agreement]

EXHIBIT A

Form of Scheme of Arrangement

THE SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES
COMPANIES COURT (ChD)

Claim No. [●]

IN THE MATTER OF LUXFER HOLDINGS PLC

-AND-

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)

between

LUXFER HOLDINGS PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions have the following meanings:

“Awards”	the share awards, restricted share units, conditional share awards, options, phantom options and/or phantom conditional awards granted under the Company Share Plans;

“Book-Entry Shares”	Scheme Shares represented by book-entry;

“Business Day”	any day (excluding any Saturday or Sunday or public or bank holiday) on which banks are generally open for normal banking business in New York, NY, United States and London, United Kingdom;

“Buyer”	Double Eagle Acquisition Buyer, Inc., a Delaware corporation;

“Buyer’s Group”	Buyer and its subsidiaries;

“Companies Act”	the Companies Act 2006, as amended from time to time;

“Company”	Luxfer Holdings PLC, a public limited company incorporated in England and Wales with company number 03690830;

“Company Share Plans”	each of the Luxfer Holdings PLC Long-Term Umbrella Incentive Plan (as amended and restated as of 8 June 2022), the Luxfer Holdings PLC Amended and Restated Non-Executive Directors Equity Incentive Plan (as amended and restated as of 8 June 2022), the Luxfer Share Incentive Plan (as amended);

“Company Shareholders”	holders of issued Company Shares from time to time (excluding any treasury shares);

“Company Shares”	ordinary shares of £0.50 each in the capital of the Company;

“Consideration”	the cash consideration of $17.37 per Company Share payable by the Buyer to the Scheme Shareholders (as appearing on the register of members of the Company at the Scheme Record Time) on the proposed terms under which the Scheme Shares shall be transferred to the Buyer (and/or its nominee(s));

“Court”	the High Court of Justice in England and Wales;

“Court Meeting”	such meeting(s) of the Scheme Shareholders (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme;

“Court Order”	the order of the Court sanctioning this Scheme under section 899 of the Companies Act;

“Effective Date”	the date on which this Scheme becomes effective in accordance with clause 6(a) of this Scheme;

“Effective Time”	has the meaning set out in clause 6(a) of this Scheme;

“Encumbrances”	any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, rights of pre-emption, or other restriction of similar nature (including any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) or other third-party right of any nature;

“ESOP”	the Luxfer Group Employee Share Ownership Plan 1997;

“Exchange Agent”	has the meaning set out in clause 3(a) of this Scheme;

“Exchange Fund”	has the meaning set out in clause 3(b) of this Scheme;

“Excluded Shares”	(i) any Company Shares which are registered in the name of or beneficially owned by the Buyer or any member of the Buyer’s Group and (ii) any Company Shares held in treasury by the Company;

“holder”	registered holder and includes any person entitled by transmission;

“Latest Practicable Date”	5.00 p.m. (London time) on [●], being the latest practicable date before publication of the Scheme Document;

“Permitted Dividend”	the Company’s quarterly dividend of $0.13 per Company Share payable on 5 August 2026 to Company Shareholders of record as of the close of business on 17 July 2026;

“Registrar”	Computershare Investor Services PLC, the Company’s share registrar;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Scheme”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition which the Company and the Buyer agree and which is approved or imposed by the Court;

“Scheme Document”	the scheme circular or other similar document containing the terms of the Scheme and the appropriate explanatory statement in compliance with section 897 of the Companies Act, sent by the Company to Company Shareholders in connection with this Scheme;

“Scheme Record Time”	6.00 p.m. (London time) on the Business Day immediately prior to the Effective Date (or such other date and/or time that the Buyer and the Company may agree) and the Court may approve or impose;

“Scheme Shareholder”	a holder of Scheme Shares;

“Scheme Shares”	the Company Shares:

(i)	in issue at the date of the Scheme Document;

(ii)	(if any) issued after the date of the Scheme Document but before the Voting Record Time; and

(iii)	(if any) issued at or after the Voting Record Time and before the Scheme Record Time (including, for the avoidance of doubt, any Company Shares issued to satisfy the vesting of awards pursuant to existing incentive arrangements of the Company or any of its affiliates) on terms that the original or any subsequent holders shall be, or shall have agreed in writing by such time to be, bound by this Scheme, in each case remaining in issue at the Scheme Record Time, but not including any Excluded Shares;

“Transaction Agreement”	the transaction agreement between the Company and the Buyer, dated July 26, 2026, setting out, inter alia, the proposed terms of the Scheme entered into by the Company and the Buyer (as such agreement may be amended from time to time); and

“Voting Record Time”	6.30 p.m. (London time) on the date which is two Business Days prior to the Court Meeting or if the Court Meeting is adjourned 6.30 p.m. on the day which is two Business Days before the day of such adjourned meeting.

All references to clauses or paragraphs are to clauses or paragraphs of this Scheme.

All references to “Dollars” and “$” are to the lawful currency of the United States of America. “£” means the lawful currency of the United Kingdom.

All references to any statutory provision or law or to any order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.

Words importing the singular shall include the plural and vice versa, and words importing the masculine gender shall include the feminine or neutral gender.

A reference to “includes” shall mean “includes without limitation”, and references to “including” and any other similar term shall be interpreted accordingly.

(B)	As at the Latest Practicable Date, the entire issued share capital of the Company consisted of [●] ordinary shares of par value £0.50 each, all of which are credited as fully paid up and [●] of which were held in treasury.

(C)	As at the Latest Practicable Date, Awards to acquire up to [●] Company Shares have been awarded and remain outstanding pursuant to the Company Share Plans and the ESOP holds in aggregate [●] Company Shares that can be used to satisfy outstanding Awards.

(D)	As at the date of the Scheme, neither the Buyer nor any member of the Buyer’s Group beneficially owns any Company Shares.

(E)	The Buyer has agreed to appear by counsel at the hearing to sanction this Scheme and to be bound by, and undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts or things as may be necessary or desirable to be executed or done by or on behalf of the Buyer for the purpose of giving effect to this Scheme.

(F)	References to times are to the time in London, United Kingdom.

THE SCHEME

1.	TRANSFER OF SCHEME SHARES

(a)	On and with effect from the Effective Time, the Buyer (and/or its nominee(s)) shall acquire all legal and beneficial title to all of the Scheme Shares, fully paid-up, with full title guarantee, free from all Encumbrances (other than transfer restrictions arising under applicable securities laws) and together with all rights as at the Effective Time or thereafter attaching or accruing thereto including, without limitation, the rights to receive and retain in full all dividends and other distributions (if any) announced, authorised, declared, made, becoming payable or paid, or any other return of capital or value (whether by reduction of share capital or share premium account or otherwise) in respect of the Scheme Shares, made by reference to a record date after the Effective Date.

(b)	For such purposes, the Scheme Shares shall be transferred to the Buyer (and/or its nominee(s)) and such transfer(s) shall be effected by means of a form or forms of transfer or other instrument(s) of transfer given or executed by any person appointed by the Buyer. To give effect to such transfer(s) any person may be appointed by the Buyer as attorney and/or agent and/or otherwise on behalf of each Scheme Shareholder, and shall be authorised as such attorney and/or agent and/or otherwise on behalf of each Scheme Shareholder to execute and deliver as transferor one or more form(s) of transfer or other instrument(s) of transfer (whether as a deed or otherwise) of, or otherwise give any instructions to transfer, all of the Scheme Shares and every form of transfer or other instrument of transfer so given or executed shall be as effective as if it or they had been given or executed by the holder or holders of the Scheme Shares thereby transferred. Such forms or instruments of transfer shall be deemed to be the principal instruments of transfer and the equitable or beneficial interest in the Scheme Shares shall only be transferred to the Buyer (and/or its nominee(s)), together with the legal interest in such Scheme Shares, pursuant to such forms or instruments of transfer.

(c)	With effect from the Effective Date, each Scheme Shareholder shall cease to have any rights with respect to the Scheme Shares, except the right to receive the Consideration, and the Buyer or its agents shall be entitled to direct the exercise of any voting rights and any or all rights and privileges attaching to any Scheme Shares, and each Scheme Shareholder irrevocably:

(i)	appoints the Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to exercise or to direct the exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) of: (A) any voting rights attached to its Scheme Shares (including, without limitation, in relation to any proposal to convert the Company to a private limited company); and (B) any or all rights and privileges attaching to its Scheme Shares (including, without limitation, the right to receive any distribution or other benefit accruing or payable in respect thereof and the right to requisition the convening of a general meeting of the Company or any class of its shareholders);

(ii)	appoints the Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to sign on behalf of such Scheme Shareholders such documents, and do such things, as may in the opinion of the Buyer (and/or its nominee(s)) and/or each of their respective agents and directors (in each case, acting reasonably) be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares, including, without limitation, an authority to sign any consent to short notice of a general or separate class meeting and to execute a form of proxy or other representative or similar document in respect of its Scheme Shares appointing any person nominated by the Buyer to attend general and separate class meetings of the Company;

(iii)	authorises the Buyer (and/or its nominee(s)) to take such action as the Buyer or its nominee(s) sees fit in relation to any dealings with or disposals of its Scheme Shares (or any interest in such Scheme Shares) and authorises the Company and/or its agents to send to the Buyer (and/or its nominee(s)) at the Buyer’s registered office any notice, circular, warrant or other document or communication which may be required to be sent to it as a member of the Company; and

(iv)	undertakes not to, without the consent of the Buyer: (A) exercise any vote or any other rights or privileges attaching to the relevant Scheme Shares; or (B) appoint a proxy or representative for, or to attend, any general meeting or separate class meeting of the Company, such that from the Effective Time, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Scheme Shares or any other rights or privileges attaching to the Scheme Shares.

(d)	The authorities granted by each Scheme Shareholder pursuant to clauses 1(b) and 1(c) shall be treated for all purposes as having been granted by deed.

2.	CONSIDERATION FOR THE TRANSFER OF SCHEME SHARES

(a)	In consideration of the transfer of Scheme Shares to the Buyer and/or its nominee(s) as provided in clauses 1(a) and 1(b), the Buyer shall pay or procure that there shall be paid, to or for the account of each Scheme Shareholder (as appearing in the register of members of the Company at the Scheme Record Time):

for each Scheme Share	$17.37 in cash

(b)	If any dividend, distribution and/or return of capital is announced, declared, made or paid in respect of any Scheme Share on or after the date of the Transaction Agreement and prior to the Effective Date, other than the Permitted Dividend, the Buyer shall be entitled to reduce the amount of the Consideration payable for each Scheme Share by the amount of all or part of any such dividend, distribution or return of capital.

(c)	If the Buyer exercises the right referred to in clause 2(b) to reduce the consideration payable by the Buyer for each Scheme Share by all or part of the amount of a dividend, distribution or return of capital, then:

(i)	the relevant Scheme Shareholders at the relevant Scheme Record Time shall be entitled to receive and retain that dividend and/or distribution and/or return of capital (or relevant part of it) in respect of the Scheme Shares they held at such Scheme Record Time, provided that if any Scheme Shareholder shall not be entitled to such dividend, distribution or return of capital in respect of their Scheme Shares, then the Buyer shall pay the full amount of Consideration payable to such Scheme Shareholder pursuant to clause 2(a);

(ii)	any reference in this Scheme to the Consideration payable under this Scheme shall be deemed a reference to the Consideration as so reduced; and

(iii)	the exercise of such right shall not be regarded as constituting any revision or variation of the terms of this Scheme. To the extent any such dividend, distribution and/or return of capital is transferred to the Buyer on a basis which entitles the Buyer to receive and retain it, or is cancelled, the Consideration shall not be reduced in accordance with this clause.

3.	SETTLEMENT

(a)	Prior to the Effective Time, the Buyer shall (A) select a nationally recognised bank or trust company reasonably acceptable to the Company to act as exchange agent for the payment of the Consideration (the “Exchange Agent”) and (B) enter into an exchange agent agreement (“Exchange Agent Agreement”), in form and substance reasonably acceptable to the Company, with such Exchange Agent.

(b)	On or prior to the Effective Date, the Buyer shall deposit (or cause to be deposited) with the Exchange Agent, for the benefit of the Scheme Shareholders, cash in an amount equal to the aggregate Consideration. All cash deposited with the Exchange Agent pursuant to this clause 3(b) shall hereinafter be referred to as the “Exchange Fund”.

(c)	In respect of the settlement of the Consideration pursuant to this clause 3, the Buyer shall cause the Exchange Agent to, as soon as practicable after the Effective Time:

(i)	dispatch or procure to be dispatched to each holder of record of Company Shares a letter of transmittal, which shall be in such form and have such other provisions as Buyer and the Exchange Agent may reasonably specify in accordance with the provisions of clause 3(e), provided that the Exchange Agent Agreement shall require that each holder of Company Shares that have been converted into the right to receive the Consideration shall be entitled to receive the aggregate Consideration payable to that person pursuant to clause 2(a), in respect of: (x) the Scheme Shares which at the Scheme Record Time are in certificated form, as soon as practicable following delivery to the Exchange Agent any and all outstanding certificates and of a duly completed and validly executed letter of transmittal; and (y) Book-Entry Shares within two Business Days of receipt by the Exchange Agent of an “agent’s message” and, in each case, delivery to the Exchange Agent of such other documents as may be reasonably requested by the Exchange Agent, provided that payments due from the Buyer to each Scheme Shareholder shall be made in accordance with the Exchange Agent’s customary practices and the Exchange Agent Agreement (including in respect of payments to any Scheme Shareholder who is recorded by the Registrar as “gone away”), and the right of the Buyer to agree with any Scheme Shareholder to facilitate electronic payment of the consideration due to such Scheme Shareholder in lieu of a cheque; and

(ii)	in the case of Scheme Shares issued or transferred pursuant to the Company Share Plans after the making of the Court Order and prior to the Scheme Record Time, pay, or procure the payment of, the amount due in respect of such Scheme Shares to the relevant employer by such method as may be agreed with the Company, and the Company shall then procure that payments are made to the relevant Scheme Shareholders via payroll (or in the case of Scheme Shareholders who are no longer employed by the Company or its subsidiaries, into such account as they may specify) as soon as practicable, subject to the deduction of any applicable income taxes, national insurance or social security contributions or any other required withholding in any relevant jurisdiction (for the avoidance of doubt, the payment of the Consideration to the relevant Scheme Shareholder through payroll pursuant to this clause 3(c)(ii) shall be effected reasonably promptly after the Effective Date but is not required to be effected within three Business Days of the Effective Date).

(d)	Any portion of the Exchange Fund which has not been transferred to the Scheme Shareholder to which it is due within twelve (12) months of the Effective Date shall be delivered to the Buyer or its designee(s) as soon as practicable after such twelve (12) month period expires to be held by the Buyer or such person as the Buyer may nominate on behalf of such Scheme Shareholders (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders). The Exchange Agent or such other person as the Buyer may nominate shall (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders) hold the consideration due to such Scheme Shareholders for a period of 12 years from the Effective Date, in a separate, interest-bearing UK bank account established solely for that purpose, and such Scheme Shareholders may (subject to the legal requirements of any such jurisdiction relevant to such Scheme Shareholders) claim the consideration due to them (excluding any interest accrued on such consideration) by written notice to the Buyer in a form which the Buyer determines evidences their entitlement to such consideration at any time during the period of 12 years from the Effective Date. None of Buyer, the Company or the Exchange Agent or any of their respective affiliates or representatives or agents shall be liable to any Person in respect of any Consideration (or dividends or distributions with respect thereto) from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

(e)	All deliveries of notices, certificates, statements of entitlement, letters of transmittal and/or cheques required to be made under this Scheme shall be made by or on behalf of the Exchange Agent as provided for or in connection with the Transaction Agreement, to the address appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(f)	All payments made in cash or by cheque shall be in Dollars and shall be made payable to the Scheme Shareholder concerned, or in the case of joint holders, to that joint holder whose name stands first in the register of members of the Company in respect of such joint holding at the Scheme Record Time by cheque or as the Exchange Agent shall otherwise determine and the encashment of any such cheque shall be a complete discharge to the Buyer for the moneys represented thereby.

(g)	None of the Company, the Buyer or their respective agents or nominees shall be responsible for any loss or delay in the transmission of the statements of entitlement or cheques sent to Scheme Shareholders in accordance with this clause 3, which shall be posted at the risk of the Scheme Shareholder concerned.

(h)	The preceding paragraphs of this clause 3 shall take effect subject to any prohibition or condition imposed by law.

4.	CERTIFICATES IN RESPECT OF SCHEME SHARES

With effect from and including the Effective Time:

(a)	all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder thereof shall be bound to deliver up such certificate(s) to the Exchange Agent;

(b)	in the event that any certificate(s) representing Scheme Shares have been lost, stolen or destroyed, the Exchange Agent shall pay in exchange for such lost, stolen or destroyed certificate(s), upon the making of an affidavit of that fact by the holder thereof, the Consideration payable in respect thereof pursuant to clause 2(a); provided that the Buyer may, in its discretion and as a condition precedent to such payment, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such reasonable and customary amount as the Buyer may direct as indemnity against any claim that may be made against the Buyer, its subsidiaries or the Exchange Agent with respect to the certificate alleged to have been lost, stolen or destroyed; and

(c)	subject to the completion, delivery and, if applicable, stamping of any transfers, forms or instruments of transfer as may be required in accordance with clause 1(b) and the payment of any stamp duty thereon, the Company shall make, or procure to be made, the appropriate entries in the register of members of the Company to reflect the transfer of the Scheme Shares to the Buyer and/or its nominees in accordance with clause 1.

5.	MANDATES

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Time, cease to be valid.

6.	EFFECTIVE TIME

(a)	This Scheme shall become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration (the “Effective Time”).

(b)	Unless this Scheme has become effective on or before February 26, 2027 or such later date, if any, as the Company and the Buyer may agree and the Court may allow, this Scheme shall never become effective.

7.	MODIFICATION

The Company and the Buyer may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may approve or impose. For the avoidance of doubt, no modification may be made to the Scheme under this clause 7 once the Scheme has taken effect.

8.	GOVERNING LAW

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English courts.

Dated: [●] 2026

Annex B

Deutsche Bank Investment Bank

July 25, 2026

Board of Directors
Luxfer Holdings PLC

Lumns Lane

Manchester

M27 8LN

United Kingdom

Members of the Board of Directors:

Deutsche Bank Securities Inc. (“Deutsche Bank”) has acted as financial advisor to Luxfer Holdings PLC (the “Company”) in connection with a Transaction Agreement (the “Transaction Agreement”) to be entered into between the Company and Double Eagle Acquisition Buyer, Inc. (“Buyer”) which provides, among other things, for the acquisition by the Buyer of all of the outstanding ordinary shares, with a par value of £0.50 per share (the “Company Ordinary Shares”), of the Company by means of a court sanctioned English law scheme of arrangement under Part 26 of the Companies Act 2006, on the terms set forth in the Scheme of Arrangement in the form to be attached as Exhibit A to the Transaction Agreement (the “Scheme of Arrangement”), as a result of which the Company will become a wholly owned subsidiary of Buyer (the “Transaction”). As set forth more fully in the Transaction Agreement and Scheme of Arrangement, as a result of the Transaction, each Company Ordinary Share, other than Company Ordinary Shares held in treasury by the Company or registered in the name of, or beneficially owned by, Buyer or any member of the Buyer’s Group (as defined in the Scheme of Arrangement), will be entitled to receive $17.37 in cash (the “Consideration”), subject to adjustment (as to which we express no opinion). The summary of the Transaction set forth above is qualified in its entirety by the terms of the Transaction Agreement and the Scheme of Arrangement.

You have requested our opinion, as investment bankers, as to the fairness of the Consideration, from a financial point of view, to the holders of the outstanding Company Ordinary Shares, excluding Buyer and its affiliates.

In connection with our role as financial advisor to the Company, and in arriving at our opinion, we reviewed certain publicly available financial and other information concerning the Company, and certain internal analyses, financial forecasts and other information relating to the Company prepared by management of the Company. We have also held discussions with certain senior officers and other representatives and advisors of the Company regarding the businesses and prospects of the Company. In addition, we have (i) reviewed the reported prices and trading activity for the Company Ordinary Shares, (ii) compared certain financial and stock market information for the Company with, to the extent publicly available, similar information for certain other companies we considered relevant whose securities are publicly traded, (iii) reviewed, to the extent publicly available, the financial terms of certain recent business combinations which we deemed relevant, (iv) reviewed drafts of the Transaction Agreement and the Scheme of Arrangement received on July 25, 2026, and (v) performed such other studies and analyses and considered such other factors as we deemed appropriate.

Board of Directors
Luxfer Holdings PLC
July 25, 2026

We have not assumed responsibility for independent verification of, and have not independently verified, any information, whether publicly available or furnished to us, concerning the Company, including, without limitation, any financial information considered in connection with the rendering of our opinion. Accordingly, for purposes of our opinion, we have, with your knowledge and permission, assumed and relied upon the accuracy and completeness of all such information. We have not conducted a physical inspection of any of the properties or assets, and have not prepared, obtained or reviewed any independent evaluation or appraisal of any of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets or liabilities), of the Company or Buyer or any of their respective subsidiaries, nor have we evaluated the solvency or fair value of the Company, or the impact of the Transaction (including any associated financing) thereon, under any law relating to bankruptcy, insolvency or similar matters. With respect to the financial forecasts made available to us and used in our analyses, we have assumed with your knowledge and permission that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby. In rendering our opinion, we express no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. Our opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

For purposes of rendering our opinion, we have assumed with your knowledge and permission that, in all respects material to our analysis, the Transaction will be consummated in accordance with the terms of the Transaction Agreement and Scheme of Arrangement, without any waiver, modification or amendment of any term, condition or agreement that would be material to our analysis. We also have assumed with your knowledge and permission that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, no restrictions, terms or conditions will be imposed that would be material to our analysis. We are not legal, regulatory, tax or accounting experts and have relied on the assessments made by the Company and its other advisors with respect to such issues. Representatives of the Company have informed us, and we have further assumed, that the final terms of the Transaction Agreement and Scheme of Arrangement will not differ materially from the terms set forth in the drafts we have reviewed.

Board of Directors
Luxfer Holdings PLC
July 25, 2026

This opinion has been approved and authorized for issuance by a Deutsche Bank fairness opinion review committee and is addressed to, and is for the use and benefit of, the Board of Directors of the Company, in its capacity as such, in connection with and for the purpose of its evaluation of the Transaction. This opinion is limited to the fairness of the Consideration, from a financial point of view, to the holders of Company Ordinary Shares (other than Buyer and its affiliates) as of the date hereof. This opinion does not address any other terms of the Transaction, the Transaction Agreement, the Scheme of Arrangement or any other agreement to be entered into or amended in connection therewith. You have not asked us to, and this opinion does not, address the fairness of the Transaction, or any consideration received in connection therewith, to the holders of any other class of securities, creditors or other constituencies of the Company, nor does it address the fairness of the contemplated benefits of the Transaction. We express no opinion as to the merits of the underlying decision by the Company to engage in the Transaction or the relative merits of the Transaction as compared to any alternative transactions or business strategies. Nor do we express an opinion, and this opinion does not constitute a recommendation, as to how any holder of Company Ordinary Shares should vote or otherwise act with respect to the Transaction or any other matter. In addition, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of the Company’s officers, directors, or employees, or any class of such persons, in connection with the Transaction, whether relative to the Consideration to be received by the holders of Company Ordinary Shares or otherwise.

Deutsche Bank will be paid a fee for its services as financial advisor to the Company in connection with the Transaction, a portion of which becomes payable upon delivery of this opinion (or would have become payable if Deutsche Bank had advised the Board of Directors that it was unable to render this opinion) and a substantial portion of which is contingent upon consummation of the Transaction. The Company has also agreed to reimburse Deutsche Bank for a portion of its expenses, and to indemnify Deutsche Bank against certain liabilities, in connection with its engagement. We are an affiliate of Deutsche Bank AG (together with its affiliates, the “DB Group”). One or more members of the DB Group have, from time to time, provided investment banking services to the Company or its affiliates (other than in connection with this Transaction) for which they have received compensation, including acting as financial advisor to the Company in connection with a strategic review beginning in October 2023. The DB Group may also provide investment and commercial banking services to Buyer, Wynnchurch Capital, LP, an affiliate of Buyer (“Wynnchurch”), its affiliates and portfolio companies, and the Company in the future, for which we would expect the DB Group to receive compensation. The DB Group is engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. In the ordinary course of their trading and brokerage activities, members of the DB Group may hold, trade or vote positions, for their own account or the account of customers, in equity, debt or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company, Wynnchurch, its affiliates and portfolio companies. Certain divisions within the DB Group also provide custody services for securities related activities and Deutsche Bank’s Investment Banking and Capital Markets division may not influence or interfere with any decisions related to securities activity (voting or otherwise) in custody accounts.

Board of Directors
Luxfer Holdings PLC
July 25, 2026

Based upon and subject to the foregoing assumptions, limitations, qualifications and conditions, it is Deutsche Bank’s opinion as investment bankers that, as of the date hereof, the Consideration is fair, from a financial point of view, to the holders of Company Ordinary Shares, excluding Buyer and its affiliates.

Very truly yours,

/s/ Deutsche Bank Securities Inc.

DEUTSCHE BANK SECURITIES INC.

Luxfer Holdings PLC (the "Company") Your vote matters – here's how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by [•] (UK Time) on [•] or, if you are voting by mail, your printed proxy card must be received at the address stated on the card by [•] (UK Time). Online Go to www.envisionreports.com /LXFR or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com /LXFR Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. SPECIAL RESOLUTION FOR ABSTAIN AGAINST 1. Scheme Implementation and Articles Amendment Proposal: authorizing the Board of Directors of the Company (the "Company Board") to take all actions as it considers necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and to amend the Company's articles of association, as amended (the "Company Articles of Association") for purposes thereof so that any Company Ordinary Shares that are issued on or after the Voting Record Time (as defined below) to persons other than Buyer (or its nominee(s)) will either be subject to the terms of the Scheme of Arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the Consideration. ORDINARY RESOLUTION FOR ABSTAIN AGAINST 2. Compensation Proposal: approving, on a non-binding, advisory basis, the golden parachute compensation that may become payable to the Company's named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of the accompanying proxy statement entitled "The Transaction—Interests of Certain Persons in the Transaction". To view the Proxy Statement, Form 10-K and UK Report and Accounts online, please go to www.envisionreports.com/LXFR Company General Meeting Proxy Card Proposals — The Board of Directors recommends that you vote FOR the Resolutions. A

Luxfer Holdings PLC General Meeting of Shareholders [•], 2026, at [•], (UK Time) to be held at the offices of Fried, Frank, Harris, Shriver& Jacobson LLP located at 100 Bishopsgate, London EC2N 4AG THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Important Notice Regarding the Availability of Proxy Materials for the Company General Meeting: The Notice of the Company General Meeting is available at www.envisionreports.com/LXFR IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Appointment of Proxyholder l/We, being a member of the Company, hereby appoint the Chair of the Meeting, or the following person (see Note 1) Please leave this box blank if you have selected the Chair. Do not insert your own name(s). Please indicate the number of shares this proxy is appointed over (if less than your full voting entitlement). as my/our proxy to exercise all or any of my/our rights to attend, speak and vote in respect of my/our voting entitlement on my/our behalf at the Company's General Meeting of Shareholders (the "Company GM") to be held at the offices of Fried, Frank, Harris, Shriver& Jacobson LLP ("Fried Frank") located at 100 Bishopsgate, London EC2N 4AG, United Kingdom, on [•], 2026 and at any adjournment thereof. My/our proxy is to vote on the resolutions as indicated on the reverse side of this card. * For the appointment of more than one proxy, see Note 3. If you fail to select any of the given options, the proxy is authorised to vote (or abstain from voting) at his or her discretion on the specified resolutions. The proxy is also authorised to vote (or abstain from voting) on any other business which may properly come before the meeting. This Form of Proxy is solicited by and on behalf of the Board of Directors. Notes to proxy: 1. A member may appoint a proxy or proxies (who need not be a member of the Company) to exercise all or any of their rights to attend, speak and vote at the meeting. If you wish to appoint a proxy other than the Chair of the Meeting, delete the words "the Chair of the Meeting" and insert the name and address of your proxy in the space provided. Please initial the amendment (unless you are completing an e-mail or online version). 2. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxyholder's name the number of shares in relation to which they are authorised to act as your proxy. If left blank, your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account). 3. A member can appoint more than one proxy in relation to the meeting, provided that each proxy is appointed to exercise the rights attached to different shares held by them. To appoint more than one proxy you must complete a separate form of proxy for each proxy. Additional proxy forms may be obtained by contacting the Company's registrars or you may photocopy this form. Please indicate in the box next to the proxyholder's name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and, if returned by post, should be included in the same envelope. 4. The proxy must attend the meeting in person to represent you. The completion of a form of proxy does not preclude the member from attending or voting in person. 5. Please indicate how you wish your proxy to vote on the resolutions by inserting 'X' in the appropriate space on the reverse side of this card. Any alteration made to this form of proxy should be initialled by the person signing it. 6. In the case of a corporation, the proxy must be under its common seal or be signed on its behalf by an attorney or a duly authorised officer of the corporation or in such other manner as may be approved by the directors. In the case of an individual, the proxy must be signed by the appointor or the appointor's power of attorney. Where an appointment of a proxy is signed or authenticated in accordance with the above on behalf of the appointor by an attorney, the Company may treat the appointment as invalid unless the power of attorney or a notarially certified copy of the power of attorney is submitted to the Company. 7. In the case of joint holders, the signature of only one of the joint holders is required but, if more than one votes, the vote of the first named on the register of members will be accepted to the exclusion of other joint holders. NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LXFR Proxy — Luxfer Holdings PLC Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B

Luxfer Holdings PLC (the "Company") Your vote matters – here's how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by [•] (UK Time) on [•] or, if you are voting by mail, your printed proxy card must be received at the address stated on the card by [•]. Online Go to www.envisionreports.com/ LXFR or scan the QR code — login details are lsocated in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ LXFR Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. SPECIAL RESOLUTION FOR AGAINST 1. Scheme Proposal: approve the Scheme of Arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court at the Scheme Meeting. To view the Proxy Statement, Form 10-K and UK Report and Accounts online, please go to www.envisionreports.com/LXFR Scheme Meeting Proxy Card Proposals — The Board of Directors recommends that you vote FOR the Resolution. A

Luxfer Holdings PLC Scheme Meeting [•], 2026, at [•], (UK Time) to be held at the offices of Fried, Frank, Harris, Shriver& Jacobson LLP located at 100 Bishopsgate, London EC2N 4AG THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Important Notice Regarding the Availability of Proxy Materials for the Scheme Meeting: The Notice of the Scheme Meeting is available at www.envisionreports.com/LXFRs IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Appointment of Proxyholder l/We, being a member of the Company, hereby appoint the Chair of the Meeting, or the following person (see Note 1) Please leave this box blank if you have selected the Chair. Do not insert your own name(s). Please indicate the number of shares this proxy is appointed over (if less than your full voting entitlement). as my/our proxy to exercise all or any of my/our rights to attend, speak and vote in respect of my/our voting entitlement on my/our behalf at the Company's Scheme Meeting to be held at the offices of Fried, Frank, Harris, Shriver& Jacobson LLP ("Fried Frank") located at 100 Bishopsgate, London EC2N 4AG, United Kingdom, on [•], 2026 and at any adjournment thereof. My/our proxy is to vote on the resolutions as indicated on the reverse side of this card. * For the appointment of more than one proxy, see Note 3. If you fail to select any of the given options, the proxy is authorised to vote (or abstain from voting) at his or her discretion on the specified resolutions. The proxy is also authorised to vote (or abstain from voting) on any other business which may properly come before the meeting. This Form of Proxy is solicited by and on behalf of the Board of Directors. Notes to proxy: 1. A member may appoint a proxy or proxies (who need not be a member of the Company) to exercise all or any of their rights to attend, speak and vote at the meeting. If you wish to appoint a proxy other than the Chair of the Meeting, delete the words "the Chair of the Meeting" and insert the name and address of your proxy in the space provided. Please initial the amendment (unless you are completing an e-mail or online version). 2. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxyholder's name the number of shares in relation to which they are authorised to act as your proxy. If left blank, your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account). 3. A member can appoint more than one proxy in relation to the meeting, provided that each proxy is appointed to exercise the rights attached to different shares held by them. To appoint more than one proxy you must complete a separate form of proxy for each proxy. Additional proxy forms may be obtained by contacting the Company's registrars or you may photocopy this form. Please indicate in the box next to the proxyholder's name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and, if returned by post, should be included in the same envelope. 4. The proxy must attend the meeting in person to represent you. The completion of a form of proxy does not preclude the member from attending or voting in person. 5. Please indicate how you wish your proxy to vote on the resolutions by inserting 'X' in the appropriate space on the reverse side of this card. Any alteration made to this form of proxy should be initialled by the person signing it. 6. In the case of a corporation, the proxy must be under its common seal or be signed on its behalf by an attorney or a duly authorised officer of the corporation or in such other manner as may be approved by the directors. In the case of an individual, the proxy must be signed by the appointor or the appointor's power of attorney. Where an appointment of a proxy is signed or authenticated in accordance with the above on behalf of the appointor by an attorney, the Company may treat the appointment as invalid unless the power of attorney or a notarially certified copy of the power of attorney is submitted to the Company. 7. In the case of joint holders, the signature of only one of the joint holders is required but, if more than one votes, the vote of the first named on the register of members will be accepted to the exclusion of other joint holders. NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LXFR Proxy — Luxfer Holdings PLC Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B